UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

08	ANNUAL REPORT

Growth Funds

RS Emerging Growth Fund

RS Smaller Company Growth Fund

RS Select Growth Fund

RS MidCap Opportunities Fund

RS Growth Fund

RS Technology Fund

12.31.08

Class A, C, K and Y Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholder,

As we enter 2009, I wanted to provide our thoughts on the market, the economy and how we’re positioned for eventual recovery.

While we’ve experienced several recessions throughout our long careers, this one certainly feels worse than the rest. Several indicators point to the fact that this recession will last longer and be deeper than others in recent history.

We are encouraged by the government’s inclination to take meaningful action to restore economic stability. Even with their actions, real recovery is likely to take time. While the overall health of the economy is an important input to our research, it’s one input of many. Our focus remains on individual company fundamentals and we are closely tracking how the management teams of the companies in our portfolios are responding to the downturn and, ultimately, how they are positioning their businesses to generate long-term returns.

Historically, the Market has been a Leading Indicator of Recessions and Recoveries

The stock market has historically been an accurate and leading indicator of economic change. Once again, entering this recession, the market proved its predictive capabilities. As you may recall, the stock market first wobbled in anticipation of credit troubles well over a year ago, in July 2007. As we bumped along through the ensuing year and the market continued to decline, it became more evident that a recession was imminent or underway already.

In October 2008, the S&P 500 Index® lost 16.79% of its value, marking one of the worst months in the history of the Index. On November 28, 2008, the National Bureau of Economic Research (NBER) confirmed what the market already knew: the US economy officially entered into a recession in late 2007.

The economy has experienced 11 recessions since 1945. In each of these periods, the market declined in advance of, and in sympathy with, a weakening economy. It’s important to note that in the midst of

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CEO’s Letter (continued)

each recession, when the economic mood was at its bleakest, the market recovered in anticipation of improving results. There was no official proclamation that the recession was over; the returns came in fits and starts and, ultimately, accrued to long-term gains. Such is the nature of the market and it should serve as a reminder to us that maintaining a long-term perspective is more critical now than ever.

Fundamentals Will Lead the Way

We cannot tell you when the market and economy will recover. We can tell you, however, that recovery will be led by individual companies whose fundamentals are already strong and/or improving. That’s where research becomes critically important. Our funds are managed by five distinct investment management and research teams, each of them deeply staffed with experienced investment professionals. On average, each team member relies on more than 14 years’ investment experience and has managed through several recessions and recoveries.

Our teams are actively engaged with the companies in which we invest and they continue to scour the landscape for stable, well-capitalized and innovative companies with improving fundamentals and prospects for growth. There are companies who will emerge from this current difficulty with improved competitive positions. We expect that these companies will lead the market into recovery and we seek to own them in our portfolios.

Maintain a Long-Term View

As asset managers, the most important thing we can do is to stay true to our long-established investment processes. For individual investors, if you’re invested in the market and continue to have the benefit of an extended time horizon, it’s important to stay committed to your long-term plan.

Invest with a Committed Partner: RS Investments

Through this downturn, and in the eventual recovery, you can be assured that every member of our invest-

ment teams continues to diligently work on your behalf. Here are some reasons why we believe RS funds, and our shareholders, are well-positioned for long-term success.

RS Performance: Despite a challenging market environment, our funds’ long-term track records remain strong. I encourage you to review some of the highly ranked funds on pages 4 and 5 of this report. These rankings serve as validation of the strength of our teams and long-term investment approach across value, core, growth, international, and fixed income funds.

RS Research: Our long history and experience reminds us that capital markets are resilient and, eventually, excesses — both on the upside and downside — are purged from the system. We believe strongly in the power of fundamental research. Never before has diligent research served as a more useful tool for managing risk and identifying opportunity.

RS Expertise: Our investment strategies are led by dedicated value, core, growth, international, and fixed income teams. These teams bring hundreds of years of collective investment experience among them. Our clients benefit from this expertise and, with the RS fund family, can diversify and position their portfolios for many risk tolerances and market climates.

RS Commitment: After more than 22 years in business, we remain committed to serving our shareholders and earning your trust every day. Our investments in world-class investment compliance and operational systems and service capabilities help us provide you with transparency into what we do on your behalf. We have the financial strength and backing of a 148-year-old mutual insurance company, Guardian Life Insurance Company of America, as a majority owner of our firm. Shareholders of our funds can take comfort in our commitment and ability to be here — as partners — to serve your investment needs long into the future.

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Looking Ahead

We believe that our portfolios are well-positioned for an eventual recovery. As conditions improve, and we believe they will, we will continue to patiently build positions in companies that we believe have solid management teams, superior margins and capital positions, and proven competitive advantages when valuations provide us with adequate downside protection.

We value our role as stewards of your investments and thank you for your business.

Sincerely,

Terry R. Otton

Chief Executive Officer

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Highlights

RS Funds Provides Specialized Expertise Across Investment Disciplines

The RS Investments Difference: > Distinct and specialized investment teams > Highly experienced investment professionals > Aligned with Shareholders

RS Fund Highlights

The following RS Funds (Class A Shares) delivered strong performance relative to their peers based on total return, according to Lipper1 Analytical Services as of 12/31/08.

■	RS Tax-Exempt Fund earned the #1 ranking for the ten-year period.	#1 out of 146 for the ten-year period: General Municipal Debt category. This Fund ranked 16 out of 228, 14 out of 208, 2 out of 199, for the one-, three-, and five-year periods respectively.

■	RS Large Cap Alpha Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#6 out of 720 for the three-year period: Large Cap Core category. This Fund ranked 36 out of 851, 21 out of 606,198 out of 344, for the one-, five-, and ten-year periods respectively.

■	RS Low Duration Bond Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#12 out of 213 for the three-year period: Short Investment Grade Debt category. This Fund ranked 17 out of 260,13 out of 178, for the one- and five-year periods respectively.

■	RS Value Fund earned a top-decile ranking for the ten-year period.	#6 out of 73 for the ten-year period: Mid Cap Value category. This Fund ranked 251 out of 353,181 out of 285, 54 out of 212, for the one-, three-, and five-year periods respectively.

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

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More RS Fund Highlights — Lipper and Morningstar2

The following RS Funds (Class A Shares) earned high quartile rankings relative to their Lipper peers (based on total return) from Lipper Analytical Services, and Morningstar ratings (based on risk-adjusted returns) from Morningstar, as of 12/31/08.

	Lipper Ranking					Morningstar Rating™
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« ««« (out of 423 funds)	« «« (out of 423 funds)	« ««« (out of 337 funds)	« «««« (out of 163 funds)	Mid-Cap Blend Category
	3rd 251/353	3rd 181/285	2nd 54/212	1st 6/73	including the effect of sales charges, loads, and redemption fees	«««« (out of 423 funds)	«« (out of 423 funds)	««« (out of 337 funds)	««««« (out of 163 funds)

RS Global Natural Resources Fund	Lipper Category: Global Natural Resources				without sales charge	« ««« (out of 154 funds)	« «« (out of 154 funds)	« ««« (out of 110 funds)	« «««« (out of 70 funds)	Specialty-Natural Resources Category
	2nd 26/97	3rd 43/65	3rd 25/47	2nd 9/30	including the effect of sales charges, loads, and redemption fees	«««« (out of 154 funds)	««« (out of 154 funds)	««« (out of 110 funds)	«««« (out of 70 funds)
RS Core Funds

RS Large Cap Alpha Fund	Lipper Category: Large Cap Core				without sales charge	« ««« (out of 1,748 funds)	« «««« (out of 1,748 funds)	« «««« (out of 1,365 funds)	« « (out of 683 funds)	Large Blend Category
	1st 36/851	1st 6/720	1st 21/606	3rd 198/344	including the effect of sales charges, loads, and redemption fees	«««« (out of 1,748 funds)	««««« (out of 1,748 funds)	««««« (out of 1,365 funds)	«« (out of 683 funds)
RS Growth Funds

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 238 funds)	« « (out of 238 funds)	« « (out of 216 funds)	« «« (out of 74 funds)	Specialty-Technology Category
	3rd 71/95	3rd 63/90	3rd 51/81	1st 6/23	including the effect of sales charges, loads, and redemption fees	««« (out of 238 funds)	«« (out of 238 funds)	«« (out of 216 funds)	««« (out of 74 funds)
RS International Funds

RS International Growth Fund	Lipper Category: International Large Cap Growth				without sales charge	« «« (out of 209 funds)	« «« (out of 209 funds)	« «« (out of 164 funds)	« « (out of 80 funds)	Foreign Large Growth Category
	2nd 40/103	2nd 39/86	2nd 24/72	3rd 29/41	including the effect of sales charges, loads, and redemption fees	««« (out of 209 funds)	««« (out of 209 funds)	««« (out of 164 funds)	«« (out of 80 funds)

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 233 funds)	« «« (out of 233 funds)	« ««« (out of 192 funds)	« ««« (out of 111 funds)	Diversified Emerging Markets Category
	3rd 181/303	2nd 58/213	1st 30/175	1st 23/99	including the effect of sales charges, loads, and redemption fees	««« (out of 233 funds)	««« (out of 233 funds)	««« (out of 192 funds)	««« (out of 111 funds)
RS Fixed Income Funds

RS Investment Quality Bond Fund	Lipper Category: Intermediate Investment Grade Debt				without sales charge	« «« (out of 991 funds)	« «« (out of 991 funds)	« «« (out of 857 funds)	« «« (out of 458 funds)	Intermediate- Term Bond Category
	2nd 210/571	2nd 172/467	2nd 125/394	2nd 61/199	including the effect of sales charges, loads, and redemption fees	««« (out of 991 funds)	««« (out of 991 funds)	««« (out of 857 funds)	««« (out of 458 funds)

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 375 funds)	« ««« (out of 375 funds)	« ««« (out of 318 funds)	N/A	Short-Term Bond Category
	1st 17/260	1st 12/213	1st 13/178	N/A	including the effect of sales charges, loads, and redemption fees	«««« (out of 375 funds)	«««« (out of 375 funds)	«««« (out of 318 funds)	N/A

RS High Yield Bond Fund	Lipper Category: High Current Yield				without sales charge	« ««« (out of 479 funds)	« ««« (out of 479 funds)	« ««« (out of 405 funds)	« «« (out of 253 funds)	High Yield Bond Category
	1st 66/466	1st 80/396	1st 66/334	3rd 108/201	including the effect of sales charges, loads, and redemption fees	««« (out of 479 funds)	««« (out of 479 funds)	««« (out of 405 funds)	««« (out of 253 funds)

RS Tax-Exempt Fund	Lipper Category: General Municipal Debt				without sales charge	« «««« (out of 250 funds)	« «««« (out of 250 funds)	« «««« (out of 241 funds)	« «««« (out of 206 funds)	Muni National Long Category
	1st 16/228	1st 14/208	1st 2/199	1st 1/146	including the effect of sales charges, loads, and redemption fees	«««« (out of 250 funds)	«««« (out of 250 funds)	«««« (out of 241 funds)	«««« (out of 206 funds)

Performance quoted represents past performance and does not guarantee future results.

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Performance Update

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-38.63%	-13.08%	-0.63%	9.96%	9.26%
with maximum sales charge			-41.55%	-14.48%	-1.59%	9.43%	8.86%
Class K	RSPKX	10/13/06
without sales charge			-38.84%	—	—	—	-19.78%
Class Y	RSPYX	05/01/07
without sales charge			-38.52%	—	—	—	-30.14%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-41.73%	-11.06%	0.32%	9.12%	4.26%
with maximum sales charge			-44.50%	-12.48%	-0.65%	8.59%	3.94%
Class C	RVACX	05/01/07
without sales charge			-42.13%	—	—	—	-30.57%
with sales charge			-42.70%	—	—	—	-30.57%
Class K	RSVKX	12/04/06
without sales charge			-41.96%	—	—	—	-21.85%
Class Y	RSVYX	05/01/07
without sales charge			-41.50%	—	—	—	-29.84%

[1]

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 118 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-49.50%	-16.15%	—	—	-14.39%
with maximum sales charge			-51.91%	-17.50%	—	—	-15.71%
Class C	RIVCX	07/24/07
without sales charge			-48.80%	—	—	—	-40.54%
with maximum sales charge			-49.24%	—	—	—	-40.54%
Class K	RSIKX	01/03/07
without sales charge			-50.25%	—	—	—	-29.94%
Class Y	RSIYX	05/01/07
without sales charge			-49.52%	—	—	—	-36.40%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			-46.76%	-8.73%	7.76%	14.12%	8.47%
with maximum sales charge			-49.29%	-10.20%	6.72%	13.57%	8.07%
Class C	RGNCX	05/01/07
without sales charge			-47.22%	—	—	—	-25.90%
with sales charge			-47.74%	—	—	—	-25.90%
Class K	RSNKX	12/04/06
without sales charge			-47.01%	—	—	—	-17.97%
Class Y	RSNYX	05/01/07
without sales charge			-46.57%	—	—	—	-25.00%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-40.34%	-11.08%	-2.71%	—	2.33%
with maximum sales charge			-43.16%	-12.51%	-3.65%	—	1.49%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-40.84%	-11.76%	-3.45%	—	1.56%
with sales charge			-42.39%	-12.18%	-3.56%	—	1.46%
Class C	RLCCX	02/03/03
without sales charge			-40.79%	-11.74%	-3.43%	—	1.58%
with sales charge			-41.31%	-11.74%	-3.43%	—	1.58%
Class K	RLCKX	02/03/03
without sales charge			-40.50%	-11.33%	-2.99%	—	2.05%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-35.67%	-7.62%	-2.01%	3.09%	4.77%
with maximum sales charge			-38.72%	-9.11%	-2.96%	2.59%	4.33%
Class B	GUCBX	05/06/97
without sales charge			-36.26%	-8.53%	-2.97%	2.12%	3.51%
with sales charge			-38.15%	-8.93%	-3.06%	2.12%	3.51%
Class C	RSCCX	08/07/00
without sales charge			-36.23%	-8.41%	-2.91%	—	-2.61%
with sales charge			-36.86%	-8.41%	-2.91%	—	-2.61%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-35.90%	-7.95%	-2.35%	—	0.60%
Class Y	RSCYX	05/01/07
without sales charge			-35.50%	—	—	—	-24.77%
RS Large Cap Alpha Fund Class A	GPAFX	06/01/72
without sales charge			-29.29%	-1.75%	0.81%	-1.97%	11.50%
with maximum sales charge			-32.65%	-3.33%	-0.17%	-2.45%	11.35%
Class B	GUPBX	05/01/96
without sales charge			-29.84%	-2.62%	-0.13%	-2.88%	2.72%
with sales charge			-31.95%	-3.28%	-0.33%	-2.88%	2.72%
Class C	RCOCX	08/07/00
without sales charge			-29.84%	-2.59%	-0.18%	—	-6.76%
with sales charge			-30.54%	-2.59%	-0.18%	—	-6.76%
Class K	RCEKX	05/15/01
without sales charge			-29.52%	-2.11%	0.45%	—	-2.12%
Class Y	RCEYX	05/01/07
without sales charge			-29.13%	—	—	—	-15.65%
RS Equity Dividend Fund Class A	REDAX	07/31/07
without sales charge			-40.27%	—	—	—	-32.60%
with maximum sales charge			-43.12%	—	—	—	-34.88%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Large Cap Alpha Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C	REDCX	07/31/07
without sales charge			-40.52%	—	—	—	-32.92%
with sales charge			-41.11%	—	—	—	-32.92%
Class K	REDKX	07/31/07
without sales charge			-40.32%	—	—	—	-32.65%
Class Y	REDYX	07/31/07
without sales charge			-40.06%	—	—	—	-32.30%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-37.25%	-8.80%	-2.67%	—	-4.43%
with maximum sales charge			-39.13%	-9.71%	-3.27%	—	-4.77%
Class B	RSPBX	08/07/00
without sales charge			-37.62%	-9.48%	-3.38%	—	-5.18%
with sales charge			-39.49%	-10.08%	-3.57%	—	-5.18%
Class C	RSAPX	08/07/00
without sales charge			-37.63%	-9.48%	-3.38%	—	-5.20%
with sales charge			-38.24%	-9.48%	-3.38%	—	-5.20%
Class K	RSPIX	05/15/01
without sales charge			-37.48%	-9.18%	-3.08%	—	-3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-45.61%	-12.13%	-4.69%	0.62%	11.33%
with maximum sales charge			-48.20%	-13.54%	-5.61%	0.13%	11.07%
Class C	REGWX	09/06/07
without sales charge			-46.40%	—	—	—	-37.60%
with sales charge			-46.94%	—	—	—	-37.60%
Class K	RSEKX	01/22/07
without sales charge			-46.09%	—	—	—	-22.31%
Class Y	RSYEX	05/01/07
without sales charge			-45.42%	—	—	—	-27.01%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-48.08%	-17.16%	-6.88%	1.98%	4.55%
with maximum sales charge			-50.55%	-18.49%	-7.79%	1.48%	4.14%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	-48.35%
with maximum sales charge			—	—	—	—	-48.86%
Class K	RSSKX	03/02/07
without sales charge			-48.66%	—	—	—	-28.51%
Class Y	RSMYX	05/01/07
without sales charge			-47.94%	—	—	—	-32.15%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-45.02%	-12.26%	-7.57%	1.91%	6.78%
with maximum sales charge			-47.64%	-13.67%	-8.47%	1.41%	6.36%
Class C	RSGFX	11/15/07
without sales charge			-45.29%	—	—	—	-42.09%
with sales charge			-45.84%	—	—	—	-42.09%
Class K	RSDKX	02/12/07
without sales charge			-45.94%	—	—	—	-24.00%

†	RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-52.50%	-15.14%	-5.54%	0.33%	5.17%
with maximum sales charge			-54.76%	-16.52%	-6.45%	-0.15%	4.79%
Class C	RMOCX	05/21/07
without sales charge			-52.80%	—	—	—	-36.23%
with sales charge			-53.25%	—	—	—	-36.23%
Class K	RSMKX	12/04/06
without sales charge			-52.83%	—	—	—	-26.13%
Class Y	RMOYX	05/01/07
without sales charge			-52.35%	—	—	—	-32.77%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-43.73%	-10.99%	-2.55%	-1.79%	7.33%
with maximum sales charge			-46.40%	-12.42%	-3.49%	-2.27%	7.02%
Class C	RGWCX	06/29/07
without sales charge			-43.88%	—	—	—	-30.45%
with sales charge			-44.43%	—	—	—	-30.45%
Class K	RSGKX	11/27/06
without sales charge			-43.86%	—	—	—	-19.38%
Class Y	RGRYX	05/01/07
without sales charge			-43.51%	—	—	—	-25.07%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-50.90%	-13.40%	-6.59%	-1.78%	3.60%
with maximum sales charge			-53.22%	-14.80%	-7.49%	-2.26%	3.22%
Class C	RINCX	05/02/07
without sales charge			-51.26%	—	—	—	-29.74%
with sales charge			-51.74%	—	—	—	-29.74%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-51.28%	—	—	—	-22.80%
Class Y	RIFYX	05/01/07
without sales charge			-50.73%	—	—	—	-28.52%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-43.23%	-7.41%	1.30%	-1.11%	4.27%
with maximum sales charge			-45.92%	-8.90%	0.32%	-1.59%	3.95%
Class B	GBGBX	05/01/96
without sales charge			-43.76%	-8.31%	0.32%	-2.17%	0.65%
with sales charge			-45.44%	-8.92%	0.13%	-2.17%	0.65%
Class C	RIGCX	08/07/00
without sales charge			-43.68%	-8.17%	0.50%	—	-4.20%
with sales charge			-44.23%	-8.17%	0.50%	—	-4.20%
Class K	RIGKX	05/15/01
without sales charge			-43.45%	-7.74%	1.10%	—	-1.16%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-55.70%	-4.73%	8.35%	11.15%	5.57%
with maximum sales charge			-57.81%	-6.26%	7.29%	10.62%	5.13%
Class B	REMBX	05/06/97
without sales charge			-56.09%	-5.54%	7.38%	9.75%	4.04%
with sales charge			-57.39%	-5.98%	7.25%	9.75%	4.04%
Class C	REMGX	08/07/00
without sales charge			-56.04%	-5.47%	7.45%	—	6.19%
with sales charge			-56.47%	-5.47%	7.45%	—	6.19%
Class K	REMKX	05/15/01
without sales charge			-55.83%	-5.07%	7.98%	—	10.42%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			-0.35%	3.12%	3.10%	4.61%	5.13%
with maximum sales charge			-4.08%	1.82%	2.32%	4.21%	4.88%
Class B	RIQBX	08/07/00
without sales charge			-1.20%	2.32%	2.31%	—	4.26%
with sales charge			-4.06%	1.71%	2.15%	—	4.26%
Class C	RIQCX	08/07/00
without sales charge			-1.10%	2.35%	2.34%	—	4.28%
with sales charge			-2.05%	2.35%	2.34%	—	4.28%
Class K	RIQKX	05/15/01
without sales charge			-0.74%	2.71%	2.69%	—	4.13%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			3.35%	4.26%	3.08%	—	3.03%
with maximum sales charge			1.01%	3.49%	2.62%	—	2.60%
Class B	RLDBX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			-0.42%	2.86%	2.14%	—	2.09%
Class C	RLDCX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			1.58%	3.48%	2.32%	—	2.26%
Class K	RLDKX	07/30/03
without sales charge			2.94%	3.84%	2.67%	—	2.62%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-20.10%	-4.13%	-0.12%	1.40%	2.30%
with maximum sales charge			-23.05%	-5.36%	-0.88%	1.02%	1.92%
Class B	RHYBX	09/01/98
without sales charge			-20.60%	-4.85%	-0.87%	0.59%	1.46%
with sales charge			-22.80%	-5.37%	-1.01%	0.59%	1.46%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	15

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-20.58%	-4.84%	-0.87%	—	1.08%
with sales charge			-21.32%	-4.84%	-0.87%	—	1.08%
Class K	RHYKX	05/15/01
without sales charge			-20.42%	-4.51%	-0.52%	—	2.02%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.23%	2.07%	2.91%	4.31%	4.61%
with maximum sales charge			-3.94%	0.77%	2.13%	3.91%	4.36%
Class C	RETCX	08/07/00
without sales charge			-1.08%	1.27%	2.12%	—	3.95%
with sales charge			-2.04%	1.27%	2.12%	—	3.95%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.82%	3.50%	2.69%	2.81%	4.75%
Class B	RMBXX	05/01/96
without sales charge			1.08%	2.74%	2.10%	2.32%	2.80%
with sales charge			-1.92%	2.10%	1.92%	2.32%	2.80%
Class C	RMCXX	08/07/00
without sales charge			1.08%	2.74%	2.10%	—	1.84%
with sales charge			0.08%	2.74%	2.10%	—	1.84%
Class K	RMKXX	05/15/01
without sales charge			1.42%	3.09%	2.34%	—	1.79%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any Fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

16	Call 800.766.3863

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments (RS), we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

Stephen J. Bishop

Stephen J. Bishop (RS) has been co-portfolio manager of RS Technology Fund (formerly The Information Age Fund®) since July 2001, of RS Emerging Growth Fund since January 2007, of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since July 2008. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan, CFA

James L. Callinan (RS) has managed RS Emerging Growth Fund since 1996 and has been a co-portfolio manager of RS Select Growth Fund since May 2007. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam’s growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn (RS) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007 of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since July 2008. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

www.RSinvestments.com	17

Portfolio Manager Biographies (continued)

John H. Seabern, CFA

John H. Seabern (RS) has been a co-portfolio manager of RS MidCap Opportunities Fund since May 2007. In August 2008 he became sole portfolio manager of RS Growth Fund, a fund he had co-managed since May 2007. Mr. Seabern also served on the management team of RS Select Growth Fund from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado.

Allison K. Thacker

Allison K. Thacker (RS) has been a co-portfolio manager of RS Technology Fund since April 2003, of RS Emerging Growth Fund since January 2007, of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since July 2008. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy, CFA

D. Scott Tracy (RS) has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007, of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since July 2008. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.

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William J. Wolfenden III

William J. Wolfenden III (RS) has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking at Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Emerging Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	Fund performance suffered during a challenging period for equity markets, as risk adverse investors sought safety in more defensive asset classes.

•

RS Emerging Growth Fund suffered a sharp decline, while also underperforming its benchmark index due to adverse stock selection in the health care, financial services, materials and consumer discretionary sectors.

•	On a positive note, stock selection in the transportation and energy sectors aided relative performance.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Emerging Growth Fund (Class A Shares) returned -45.61% for the twelve-month period ended

December 31, 2008, while its benchmark, the Russell 2000® Growth Index3, returned -38.54%.

Growth stocks suffered large losses this year, and while the Fund was not directly affected by any of the headline bankruptcies or government takeovers in the financials sector, our core areas of investment experienced significant declines. These included the health care, technology and consumer sectors. While we owned several health care names that performed well, our overall stock selection in this area was negative. Detractors in this space included biotech company Savient Pharmaceuticals, Inc. and Spectranetics Corp., which manufactures a laser/catheter system for blocked arteries and pacemaker lead removal. Our largest negative contributor in the space was RTI Biologics, Inc., formerly known as Regeneration Technologies, Inc., a dominant provider of human and bovine tissue used in surgeries. During the third quarter, the company suffered from adjustments in inventory by its partners, cyclical slowing in some of its business units and a distributor disruption in its sports medicine business. We have since sold our position.

The Fund also suffered from a number of investments in the financials sector, where our strategy remains largely defensive. Despite this conservative stance, our relative performance suffered from our investment in Cardtronics Inc., the largest ATM service provider in the United States. While we think the company’s core business has held up well, currency fluctuations and missteps in its U.K. business unit hurt results in the fourth quarter. We have exited our position as of this writing.

Meanwhile, concerns over weakening consumer spending took a toll on a number of our consumer discretionary holdings, notably apparel manufacturer True Religion Apparel Inc. and online advertising service ValueClick Inc. Another significant detractor was semiconductor company O2Micro International, which has been pressured by slowing sales of notebook computers and other electronic devices that use its chips.

On a positive note, the Fund’s relative performance was supported by select investments in the transportation sector, including leisure-based airline Allegiant Travel,

20	Call 800.766.3863

which has benefited from the recent pullback in fuel prices. Positive individual contributors from other sectors included athena.health Inc., a provider of Internet-based billing and data services to physicians, as well as two consumer discretionary holdings, Internet-based movie subscription service Netflix Inc. and educational services provider DeVry Inc. We believe that DeVry is well positioned to benefit from solid enrollment trends in the post-secondary education market as people seek additional training in response to the weak employment market.

While the energy sector was one of the strongest areas of the market in the first half of 2008, it was one of the weakest in the second half as fuel prices dropped sharply. We were underweight in the energy sector for most of the year, and focused on companies that we believe can grow production or sales volumes regardless of the direction of commodity prices.

Outlook

These are extraordinary times for long-term investors. The credit malaise has shifted from Wall Street to Main Street, and we expect many areas of the global economy to slow as a result. Nonetheless, we believe that the Fund is well positioned for the future given our focus on businesses that we believe have the potential to deliver fast organic growth and long-term compounded results. We remain committed to investing in high-margin companies that are self-funded, have resilient business models and can continue growing despite the economic contraction. Furthermore, we are finding an incredible number of attractively-priced opportunities in this environment. Data suggest that small-cap stocks could outperform coming out of a period of economic weakness, and we believe that the Fund is positioned not only to weather the storm but to emerge with strength as the market recovers.

Sincerely,

Jim Callinan Co-Portfolio Manager	Steve Bishop Co-Portfolio Manager

Melissa Chadwick-Dunn Co-Portfolio Manager	Scott Tracy Co-Portfolio Manager

Allison Thacker Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	21

RS Emerging Growth Fund (continued)

Total Net Assets: $257,972,407	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
CardioNet, Inc.	2.17%
Digital River, Inc.	1.91%
Priceline.com, Inc.	1.90%
Neutral Tandem, Inc.	1.89%
j2 Global Communications, Inc.	1.69%
GSI Commerce, Inc.	1.64%
Cbeyond, Inc.	1.63%
ResMed, Inc.	1.54%
Data Domain, Inc.	1.53%
Genpact Ltd.	1.51%
Total	17.41%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

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Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/30/87
without sales charge		-45.61%	-12.13%	-4.69%	0.62%	11.33%
with maximum sales charge		-48.20%	-13.54%	-5.61%	0.13%	11.07%
Class C Shares	09/06/07
without sales charge		-46.40%	—	—	—	-37.60%
with sales charge		-46.94%	—	—	—	-37.60%
Class K Shares	01/22/07
without sales charge		-46.09%	—	—	—	-22.31%
Class Y Shares	05/01/07
without sales charge		-45.42%	—	—	—	-27.01%
Russell 2000® Growth Index[3]		-38.54%	-9.32%	-2.35%	-0.76%	6.36%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.48%, Class C 2.92%, Class K 3.65% and Class Y 1.12%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	23

RS Emerging Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/06/07 in Class C shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/22/07 in Class K shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.48%, Class C 2.92%, Class K 3.65% and Class Y 1.12%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.48%, Class C 2.92%, Class K 3.65% and Class Y 1.12%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Smaller Company Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	2008 was a year in which investors found few safe harbors. The recent period was especially difficult for companies with weak balance sheets that relied on excess leverage.

•	RS Smaller Company Growth Fund’s performance relative to the Russell 2000® Growth Index[3] was hindered primarily by its investments in the health care and financial sectors.

•	On the positive side, relative performance benefited from stock selection in the energy sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Smaller Company Growth Fund (Class A Shares) returned -48.08% in the twelve-month period ended

December 31, 2008, underperforming its benchmark, the Russell 2000® Growth Index, which returned -38.54%.

The recent period has been challenging for most segments of the equities market, as worried investors have sought safe haven in more stable, slower growing investments. In the health care sector, a number of our growth-oriented holdings in the medical device, biotechnology and pharmaceuticals industries suffered sharp declines. These included Spectranetics, a maker of a laser/catheter system used to treat blocked arteries, which faced a federal investigation into its marketing practices even as it was forced to postpone a clinical trial. While we believe that the alleged charges against the company have not affected its current business fundamentals, we continue to monitor the situation closely and have maintained our position in this longtime holding.

Our approach to the financial services sector remains largely defensive in nature, and we have continued to try to steer clear of holdings with credit exposure. Nonetheless, a number of our financial services stocks were caught in the sector-wide sell-off. Our most significant detractor was Cardtronics Inc., a provider of ATM management services, which was pressured by its currency exposure, as well as by issues with the execution of its business plan. We have exited the position as of this writing.

Relative results were also dampened by our stock selection in the technology sector, where enterprise hosting company Navisite suffered a sharp decline. Despite having what we believe to be an appealing recurring-revenue business model, very small-cap companies with low trading volumes, such as Navisite, have not fared well in this environment. We liquidated our investment in the stock.

While the Fund’s underweighting in the energy sector hurt relative results early in 2008, it proved favorable later in the period as energy shares corrected sharply on concerns over a slowing global economy. Our stock selection in this area also contributed positively to

26	Call 800.766.3863

relative performance. In particular, we benefited from our investment in Arena Resources, an oil exploration and production company that has benefited from high operating margins and an accelerating drilling program. While the stock declined for the period, it fell by less than energy shares as a group within the benchmark.

A number of individual holdings in the consumer discretionary sector also aided relative performance. These included eyewear manufacturer FGX International Holdings Ltd., post-secondary educational services provider DeVry Inc., and Internet-based movie subscription service Netflix Inc.

In the technology sector, we benefited from our investment in EPIQ Systems, a software provider which processes bankruptcy claims and which we think has benefited from the failures of several large companies in 2008. We believe that EPIQ is a good example of a technology company with high levels of recurring business — a focus in our approach to the sector.

At year-end, the Fund remained overweight in the technology and financial sectors, focusing in both areas on services-related shares which we believe will be more resilient in the intermediate term. We remained underweight in the materials and producer durables sectors, given our belief that we are in the midst of a prolonged slump in the commodities markets and that secular, organic-growth companies will be better positioned once the economy recovers.

Outlook

The economic turmoil of the past few months has presented us with equity valuations that we have rarely seen in the past 15 years of investing. We remain steadfast in our commitment to time-tested principles of investing in fast-growing, high-margin companies with unique competitive advantages and strong management teams. Data suggests that small-cap stocks may outperform coming out of a period of economic weakness, and we believe that the Fund is well positioned to emerge from this difficult period. We continue to focus on stock selection, rather than on large sector or macro bets, as we strive to seek out companies with unique drivers and industry dynamics. In particular, we are favoring self-funded companies that we believe have strong cash flows and clean balance sheets. Above all, we are committed to our investment process and our goal of delivering strong long-term results to our investors.

Sincerely, Bill Wolfenden Co-Portfolio Manager	Scott Tracy Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	27

RS Smaller Company Growth Fund (continued)

Total Net Assets: $99,451,512	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Internet Brands, Inc.	2.61%
iShares Russell 2000 Growth Index Fund	2.59%
FGX International Holdings Ltd.	2.50%
AmTrust Financial Services, Inc.	2.31%
CardioNet, Inc.	2.14%
j2 Global Communications, Inc.	1.99%
Neutral Tandem, Inc.	1.94%
Premiere Global Services, Inc.	1.93%
Scientific Games Corp.	1.93%
Ebix, Inc.	1.91%
Total	21.85%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

28	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	08/15/96
without sales charge		-48.08%	-17.16%	-6.88%	1.98%	4.55%
with maximum sales charge		-50.55%	-18.49%	-7.79%	1.48%	4.14%
Class C Shares†	01/02/08
without sales charge		—	—	—	—	-48.35%
with sales charge		—	—	—	—	-48.86%
Class K Shares	03/02/07
without sales charge		-48.66%	—	—	—	-28.51%
Class Y Shares	05/01/07
without sales charge		-47.94%	—	—	—	-32.15%
Russell 2000® Growth Index[3]		-38.54%	-9.32%	-2.35%	-0.76%	1.11%	*	*

†	RS Smaller Company Growth Fund Class C shares since inception returns are not annualized and represent cumulative total returns.

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.53%, Class C 4.43%, Class K 3.41% and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	29

RS Smaller Company Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/02/08 in Class C shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 03/02/07 in Class K shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.53%, Class C 4.43%, Class K 3.41% and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1.0% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.53%, Class C 4.43%, Class K 3.41% and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1.0% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS Select Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	All major categories of the Russell 2500® Growth Index[3] experienced negative performance for the twelve-month period ended December 31, 2008.

•

RS Select Growth Fund suffered a significant decline during this challenging period. The Fund also underperformed the Russell 2500® Growth Index, largely due to its stock selection in the health care, technology and materials sectors.

•	The Fund’s relative performance benefited from stock selection in the transportation and consumer discretionary sectors.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index5 returned -37.00%, the Dow Jones Industrial Average6 returned -31.93% and the NASDAQ Composite Index7 returned -40.54%.

Fund Performance Overview

RS Select Growth Fund (Class A Shares) returned -45.02% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 2500® Index, which returned -41.50%.

We entered 2008 with the view that cyclical growth would slow and that companies with secular growth capabilities would outperform. In retrospect, we were right on the cyclical slowdown, but we underestimated how broadly the credit-market contagion would impact the market’s appetite for higher growth companies, and for equities generally.

The Fund’s performance relative to the Russell 2500® Index was hurt by weak stock picking in the health care sector, where major detractors included Phase Forward, a provider of enterprise software used in electronic data capture, a process that is gaining traction with pharmaceutical and biotech sponsors for its effectiveness in streamlining clinical drug trials.

Stock selection was also disappointing in the technology sector, where one large detractor was O2Micro International Ltd., a maker of analog and mixed signal semiconductors that help manage power for notebook computers and other consumer electronics. The company experienced deteriorating fundamentals in 2008, especially later in the year as its chip sales fell below plan due to excess inventories and slower-than-expected end-user demand during the holiday season. While we sold our position in O2Micro International Ltd., we remain overweight in the technology sector, where we continue to see attractive valuations and the potential for improving fundamentals.

Negative contributors from other sectors included energy services companies Dril-Quip Inc. and Core Laboratories N.V., which were both caught in the broad sell-off in energy-related shares in the second half of the year. Nonetheless, we continue to believe that once the global economy recovers, the energy sector will require more technology to increase supplies. For this reason, we continue to focus on companies with fundamental

32	Call 800.766.3863

long-term growth drivers rather than on those that depend on rising commodity prices to fuel their growth.

On a positive note, the Fund’s relative returns benefited from several transportation-related investments, notably leisure travel company Allegiant Travel Co. which has benefited from the retreat in fuel prices. Education was another relative bright spot in the consumer sector. Our thesis has been that fundaments for education companies would be strong as workers seek additional training to boost their employment prospects. Our primary research confirmed this thesis and we remained overweight in this area. DeVry Inc., a leading for-profit, post-secondary educational services provider, was the biggest positive contributor to Fund performance.

Positive contributors from other sectors included Broadcom, a provider of semiconductors for wired and wireless communications, as well as security technology company McAfee Inc. and TriZetto Group, a computer software company targeting health care benefits administrators.

Outlook

The equity market may remain volatile until we gain more clarity on the economic outlook. Nonetheless, we believe that the Fund remains well-positioned given our focus on high-quality companies trading at appealing stock valuations. In this environment, we continue to meet frequently with companies as we target high-quality small- and mid-cap growth stocks that we believe meet our criteria of sustainable revenue growth, superior margins and high returns on equity.

Sincerely, Steve Bishop Co-Portfolio Manager Melissa Chadwick-Dunn Co-Portfolio Manager Scott Tracy Co-Portfolio Manager	Jim Callinan Co-Portfolio Manager Allison Thacker Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	33

RS Select Growth Fund (continued)

Total Net Assets: $47,881,098	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
ResMed, Inc.	2.97%
Priceline.com, Inc.	2.88%
j2 Global Communications, Inc.	2.87%
Genpact Ltd.	2.67%
FTI Consulting, Inc.	2.40%
Illumina, Inc.	2.36%
Urban Outfitters, Inc.	2.35%
Precision Castparts Corp.	2.31%
Digital River, Inc.	2.23%
OSI Pharmaceuticals, Inc.	2.22%
Total	25.26%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

34	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	08/01/96
without sales charge		-45.02%	-12.26%	-7.57%	1.91%	6.78%
with maximum sales charge		-47.64%	-13.67%	-8.47%	1.41%	6.36%
Class C Shares	11/15/07
without sales charge		-45.29%	—	—	—	-42.09%
with sales charge		-45.84%	—	—	—	-42.09%
Class K Shares	02/12/07
without sales charge		-45.94%	—	—	—	-24.00%
Russell 2500® Growth Index[3]		-41.50%	-10.36%	-2.24%	0.75%	2.89%	*
Russell 2000® Growth Index[4]		-38.54%	-9.32%	-2.35%	-0.76%	1.36%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.56%, Class C 5.50%, and Class K 13.30%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	35

RS Select Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/07 in Class C shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/12/07 in Class K shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.56%, Class C 5.50%, Class K 13.30%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 800.766.3863

RS MidCap Opportunities Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	In a difficult market for stocks, RS MidCap Opportunities Fund delivered negative performance and underperformed its benchmark, the Russell Midcap® Growth Index[3].

•	The Fund’s relative performance during this difficult period was hurt by stock selection in the producer durables, consumer discretionary, energy and health care sectors.

•	Select names in the energy and consumer discretionary sectors contributed positively to relative performance.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS MidCap Opportunities Fund (Class A Shares) returned -52.50% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell Midcap® Growth Index, which returned -44.32%.

Producer durables was among the Fund’s worst-performing sectors over the twelve-month period, due in part to our large position in Energy Solutions, a provider of technology-based decommissioning and disposal services to the nuclear industry. While we believed that the company had a significant competitive advantage as the only nuclear waste disposal facility in the United States, we liquidated our position in the stock due to our concerns over the uncertain near-term outlook for the economy and energy-related shares.

In the health care sector, our performance was hindered by our investment in Covance Inc., a leading drug development services company. In the second half of 2008, Covance experienced a slowdown in its early stage drug development business as large pharmaceutical companies reprioritized drug development spending and smaller biotech firms were unable to fund several projects. While we reduced our stake in the company late in the year, we remain constructive on the potential for drug development demand later in 2009.

Relative returns were also dampened by our investments in several consumer discretionary companies, notably footwear maker Crocs and retailer Urban Outfitters. We sold our stake in Crocs, but maintained a position in Urban Outfitters given its innovative business model. Other major detractors included digital wireless telecommunications provider NII Holdings, Inc. and raw materials transport company Genco Shipping & Trading Ltd., which has suffered from a weak environment for commodities-related investments.

Additionally, while the Fund’s overall energy exposure proved negative, relative performance benefited from our underweight allocations to offshore drilling and coal industry shares. Several individual energy holdings also

www.RSinvestments.com	37

RS MidCap Opportunities Fund (continued)

delivered positive returns during the period. These included the Fund’s top contributing position, oil and gas exploration company Comstock Resources Inc., which is not included in the benchmark index.

While a weakening labor market and falling home prices continued to take a toll on discretionary consumer spending, a number of our individual consumer holdings supported relative performance. These included Internet-based movie subscription service Netflix Inc. and two post-secondary educational services providers, DeVry Inc. and ITT Educational Services, which we believe are benefiting from the growing interest in retraining and education spurred by the weakening employment market. DeVry, in particular, reported new student enrollment growth of around 20% in the fourth quarter, which we think bodes well for its earnings visibility going forward. While we believe that market dislocations are creating buying opportunities in the consumer discretionary sector, we remain selective given the growing headwinds facing consumers and have focused on those companies that we believe are financially healthy and offer unique products or services.

Outlook

Now that the credit malaise has shifted from Wall Street to Main Street, we expect that many areas of the global economy will experience slowing growth in the near-term as consumers and businesses alike conserve cash and wait for more clarity on prospects for 2009. While we expect to see forward earnings estimates dramatically reduced to reflect slowing consumer and business capital spending, we believe that many stocks are already discounting these revisions. Indeed, we believe that some interesting opportunities may emerge due to the violent compression in valuations. In this environment, we remain more committed than ever to our investment discipline, using bottom-up stock selection to identify companies that we believe have the potential for self-funded growth and durable business models that can not only insulate themselves from economic weakness but may potentially continue growing despite the economic contraction.

Sincerely,

Steve Bishop	Melissa Chadwick-Dunn
Co-Portfolio Manager	Co-Portfolio Manager

John Seabern	Allison Thacker
Co-Portfolio Manager	Co-Portfolio Manager

Scott Tracy
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

38	Call 800.766.3863

Total Net Assets: $91,319,520	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
McAfee, Inc.	3.68%
Quest Diagnostics, Inc.	2.97%
The DIRECTV Group, Inc.	2.92%
ResMed, Inc.	2.88%
Priceline.com, Inc.	2.68%
Celgene Corp.	2.65%
IntercontinentalExchange, Inc.	2.63%
Harris Corp.	2.54%
Precision Castparts Corp.	2.43%
American Tower Corp.	2.40%
Total	27.78%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	39

RS MidCap Opportunities Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	07/12/95
without sales charge		-52.50%	-15.14%	-5.54%	0.33%	5.17%
with maximum sales charge		-54.76%	-16.52%	-6.45%	-0.15%	4.79%
Class C Shares	05/21/07
without sales charge		-52.80%	—	—	—	-36.23%
with sales charge		-53.25%	—	—	—	-36.23%
Class K Shares	12/04/06
without sales charge		-52.83%	—	—	—	-26.13%
Class Y Shares	05/01/07
without sales charge		-52.35%	—	—	—	-32.77%
Russell Midcap® Growth Index[3]		-44.32%	-11.79%	-2.33%	-0.19%	4.39%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 3.46%, Class K 3.67%, and Class Y 1.13%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

40	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/21/07 in Class C shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/04/06 in Class K shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 3.46%, Class K 3.67%, and Class Y 1.13%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS MidCap Opportunities Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 3.46%, Class K 3.67%, and Class Y 1.13%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

42	Call 800.766.3863

RS Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	In a difficult environment for stocks, RS Growth Fund lost ground while also underperforming its benchmark, the Russell 1000® Growth Index[3].

•	The Fund’s relative performance was hurt most by investments in the energy and technology sectors, and overall stock picking also had a negative impact on relative returns.

•	Relative performance did benefit, however, from stock selection in the consumer discretionary and health care sectors.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Growth Fund (Class A Shares) returned -43.73% in the twelve-month period ended December 31, 2008, while its benchmark, the Russell 1000® Growth Index, returned -38.44%.

Energy was one of the worst-performing sectors of the market in 2008, with index shares declining by more than 40% in just the last three months of the year. While our energy investments remained balanced between service and production companies — with exposure to oil, natural gas and coal — such diversification provided no advantages as the broad commodity complex collapsed over fears of a credit market-induced global recession. We adhered to our discipline of selling a portion of any position when fundamentals have markedly deteriorated.

In the technology area, the Fund suffered from poor performance by device maker Apple Inc., which was pressured by concerns over slowing consumer spending. Nonetheless, Apple continues to gain share in the PC and smartphone categories and we continue to maintain our position. Other major detractors for the period included technology companies in the software space, notably Microsoft Corp. and Adobe Systems Inc., as well as Internet retailer Amazon.com, which has suffered in a difficult consumer spending environment.

The Fund’s largest detractor for the period was digital wireless telecommunications services provider NII Holdings, Inc., which primarily targets business customers in Latin America under the Nextel brand-name. The stock recently came under pressure as concerns over potential devaluing of Latin American currencies overshadowed the company’s stronger-than-expected subscriber growth, and we exited our position.

Relative performance was dampened by the Fund’s underweight exposure to the more defensive consumer staples sector, the best performing area of the benchmark index.

On a positive note, while fundamental trends in the consumer sector have been challenging, our stock

www.RSinvestments.com	43

RS Growth Fund (continued)

selection in this area had a favorable impact on relative performance. Our largest positive contributor was Apollo Group Inc., owner of the University of Phoenix and other post-secondary educational facilities nationwide. We believe Apollo’s businesses will benefit as more people seek additional education in a weak employment market. The Fund had been underweighted in the consumer discretionary area earlier this year but we began making select investments in the sector as the sharp compression in valuations has provided us with better risk/reward opportunities.

The Fund also generated decent relative results from the health care sector, where positive contributors to relative performance included Eli Lilly & Co. and biotech firms Cephalon Inc., Biogen Idec Inc. and Genentech Inc. Positive contributors from other sectors included financial data processing firms Alliance Data Systems Corp., which we sold, and Lender Processing Services Inc., which provides processing to the mortgage industry.

Outlook

These are extraordinary times for long-term investors. While we expect global growth to slow as a result of the contraction in the credit markets, we don’t believe that stocks have the overvaluation problem that we experienced in the 2000–2002 bear market. Rather, we believe that markets have been caught in a bank and household balance-sheet contraction and that forward earnings estimates will need to be dramatically reduced to reflect slower consumer and business capital spending. Nonetheless, given current valuations, it appears that many stocks are already discounting these revisions. In this environment, we remain more committed than ever to using bottom-up stock selection to identify companies that we believe have the potential for self-funded growth and durable business models that are not only insulated from economic weakness but may potentially continue growing despite the contraction.

Sincerely,

John Seabern

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

44	Call 800.766.3863

Total Net Assets: $93,078,175	Data as of December 31, 2008

Sector Allocation[1]

                                    [GRAPHIC]
Top Ten Holdings[2]

Company	Percentage of Total Net Assets
The DIRECTV Group, Inc.	3.69%
Microsoft Corp.	3.59%
Cephalon, Inc.	3.10%
Accenture Ltd.	2.99%
McAfee, Inc.	2.97%
QUALCOMM, Inc.	2.89%
Comcast Corp.	2.81%
International Business Machines Corp.	2.71%
Wal-Mart Stores, Inc.	2.71%
Genentech, Inc.	2.63%
Total	30.09%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	45

RS Growth Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/12/92
without sales charge		-43.73%	-10.99%	-2.55%	-1.79%	7.33%
with maximum sales charge		-46.40%	-12.42%	-3.49%	-2.27%	7.02%
Class C Shares	06/29/07
without sales charge		-43.88%	—	—	—	-30.45%
with sales charge		-44.43%	—	—	—	-30.45%
Class K Shares	11/27/06
without sales charge		-43.86%	—	—	—	-19.38%
Class Y Shares	05/01/07
without sales charge		-43.51%	—	—	—	-25.07%
Russell 1000® Growth Index[3]		-38.44%	-9.11%	-3.42%	-4.27%	5.06%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class C 3.83%, Class K 3.01% and Class Y 0.99%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

46	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 06/29/07 in Class C shares of RS Growth Fund and in the Russell 1000® Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/27/06 in Class K shares of RS Growth Fund and in the Russell 1000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class C 3.83%, Class K 3.01% and Class Y 0.99%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	47

RS Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Growth Fund and in the Russell 1000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class C 3.83%, Class K 3.01% and Class Y 0.99%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

48	Call 800.766.3863

RS Technology Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Technology Sector

Highlights

•

Technology, like many other industry sectors, has been battered as the recent financial crisis broadened into a global economic slowdown. The result has been an extremely challenging period for technology stocks across the board.

•

RS Technology Fund’s relative performance during this period was hindered by its investments in the semiconductors and software areas. A number of Internet advertising holdings also weighed on relative returns.

•	In contrast, relative performance was supported by a number of Internet-based retail holdings.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Technology Fund (Class A Shares) returned -50.90% in the twelve-month period ended December 31, 2008, while its benchmark, the S&P North American Technology Sector IndexTM 3, returned -43.79%.

Weak credit markets and a slowing worldwide economy had a direct negative impact on virtually all areas of technology spending, as falling home prices, high debt levels and rising unemployment dampened consumer spending even as many large businesses put IT budgets on hold. Against this backdrop, a number of negative earnings preannouncements shook the technology market in the fourth quarter, driving share prices sharply lower.

The semiconductor sector was especially weak, as we saw major corrections in both large and small companies. One of the Fund’s largest detractors for the year was also one of our strongest performers in 2007 — O2Micro International, a maker of analog and mixed-signal semiconductors that help manage power for notebook computers, LCD monitors and televisions. The company experienced deteriorating fundamentals in 2008, especially later in the year as sales of its chips fell below plan due to excess inventories and slower-than-expected end-user demand during the holiday season. We reduced our position in the stock, but remain investors in the company given that we believe its market value approximates the cash on its balance sheet.

The Fund also suffered significant losses in the consumer-related technology segment, reflecting a faster-than-expected slowdown in purchases of the most popular consumer electronics, such as smartphones, notebook computers and low priced LCD televisions. Detractors in this space included Apple, Inc. Nonetheless, Apple continues to gain market share in the PC and smartphone categories despite the weaker consumer environment and we continue to hold our position. Another detractor, smartphone maker Research in Motion experienced slower device sales in 2008, as well as delays with several new product

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RS Technology Fund (continued)

launches. While we still like Research in Motion, we reduced our stake in the company.

Internet-related holdings such as Google, Valueclick and Omniture were also negative contributors for the year. While online advertising continues to take share away from real world media, it appears that the sector has not escaped the advertising recession looming both in the United States and globally. Nonetheless, with valuations at or near all-time lows, we believe that there are excellent risk/reward opportunities in the Internet sector, which is expected to grow even in a broader economic recession.

On a positive note, several of our e-commerce holdings contributed positively to relative returns. These included Internet-based movie subscription service Netflix Inc., which we think will benefit from falling online advertising rates in the year ahead. Additionally, we sold our investment in Yahoo! Inc. in March for a gain after it received an unsolicited take-over offer from Microsoft. We repurchased the stock on weakness late in the year.

Other positive contributors to relative returns included Super Micro Computer Inc., a manufacturer of computer servers, and Broadcom Corp., a diversified communications chip company with exposure to wireless LAN, Bluetooth, Gigabit Ethernet, video, and cell phones.

Outlook

While we remain cautious regarding the overall economy and its impact on consumer and technology spending, we believe that many stocks have already discounted a weak outlook for 2009 and therefore appear attractively priced. Overall, many technology companies may see revenues and earnings-per-share decline in 2009; nonetheless, we believe overall technology sector balance sheets appear quite healthy. Lean inventory levels also remain reassuring. In this environment, we continue to focus on our rigorous bottom-up selection process aimed to identifying fundamentally strong companies engaged in emerging technology products or markets. Due to recent risk aversion in the markets, many of these companies are now trading at low valuations compared with historical levels. By selectively taking advantage of these opportunities, we hope to deliver solid returns once fundamentals turn more positive over the long term.

Sincerely,

Steve Bishop	Allison Thacker
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

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Total Net Assets: $59,147,340	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Microsoft Corp.	5.77%
Google, Inc.	5.62%
Nintendo Co., Ltd.	5.44%
Digital River, Inc.	3.90%
Priceline.com, Inc.	3.65%
GSI Commerce, Inc.	3.58%
Amazon.com, Inc.	3.56%
QUALCOMM, Inc.	3.33%
PROS Holdings, Inc.	2.66%
TiVo, Inc.	2.55%
Total	40.06%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

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RS Technology Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/15/95
without sales charge		-50.90%	-13.40%	-6.59%	-1.78%	3.60%
with maximum sales charge		-53.22%	-14.80%	-7.49%	-2.26%	3.22%
Class C Shares	05/02/07
without sales charge		-51.26%	—	—	—	-29.74%
with sales charge		-51.74%	—	—	—	-29.74%
Class K Shares	01/19/07
without sales charge		-51.28%	—	—	—	-22.80%
Class Y Shares	05/01/07
without sales charge		-50.73%	—	—	—	-28.52%
S&P North American Technology Sector IndexTM 3		-43.79%	-10.86%	-5.91%	-5.57%	3.24%	*
S&P 500® Index[4]		-37.00%	-8.36%	-2.19%	-1.38%	5.04%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class C 3.31%, Class K 4.49% and Class Y 1.26%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/02/07 in Class C shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/19/07 in Class K shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class C 3.31%, Class K 4.49% and Class Y 1.26%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS Technology Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/1/07 in Class Y shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class C 3.31%, Class K 4.49% and Class Y 1.26%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return
RS Emerging Growth Fund	Class A	$1,000.00	$640.80	$5.96	1.45%
	Class C	$1,000.00	$633.40	$15.89	3.87%
	Class K	$1,000.00	$636.80	$11.06	2.69%
	Class Y	$1,000.00	$641.90	$4.84	1.17%
RS Smaller Company Growth Fund	Class A	$1,000.00	$633.80	$5.95	1.45%
	Class C	$1,000.00	$623.70	$19.95	4.89%
	Class K	$1,000.00	$629.00	$12.57	3.07%
	Class Y	$1,000.00	$634.50	$5.57	1.35%
RS Select Growth Fund	Class A	$1,000.00	$609.80	$6.74	1.67%
	Class C	$1,000.00	$608.40	$9.50	2.35%
	Class K	$1,000.00	$600.90	$17.95	4.46%
RS MidCap Opportunities Fund	Class A	$1,000.00	$560.00	$4.99	1.27%
	Class C	$1,000.00	$558.20	$8.25	2.11%
	Class K	$1,000.00	$557.60	$9.02	2.30%
	Class Y	$1,000.00	$561.00	$3.57	0.91%
RS Growth Fund	Class A	$1,000.00	$657.50	$5.67	1.36%
	Class C	$1,000.00	$656.60	$7.80	1.87%
	Class K	$1,000.00	$654.90	$9.47	2.28%
	Class Y	$1,000.00	$659.10	$4.67	1.12%
RS Technology Fund	Class A	$1,000.00	$589.50	$7.48	1.87%
	Class C	$1,000.00	$587.00	$10.33	2.59%
	Class K	$1,000.00	$586.00	$12.56	3.15%
	Class Y	$1,000.00	$590.50	$6.14	1.54%

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Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Emerging Growth Fund	Class A	$1,000.00	$1,017.87	$7.34	1.45%
	Class C	$1,000.00	$1,005.68	$19.51	3.87%
	Class K	$1,000.00	$1,011.62	$13.60	2.69%
	Class Y	$1,000.00	$1,019.24	$5.95	1.17%
RS Smaller Company Growth Fund	Class A	$1,000.00	$1,017.85	$7.35	1.45%
	Class C	$1,000.00	$1,000.57	$24.58	4.89%
	Class K	$1,000.00	$1,009.70	$15.51	3.07%
	Class Y	$1,000.00	$1,018.33	$6.87	1.35%
RS Select Growth Fund	Class A	$1,000.00	$1,016.76	$8.45	1.67%
	Class C	$1,000.00	$1,013.32	$11.89	2.35%
	Class K	$1,000.00	$1,002.71	$22.45	4.46%
RS MidCap Opportunities Fund	Class A	$1,000.00	$1,018.74	$6.46	1.27%
	Class C	$1,000.00	$1,014.54	$10.67	2.11%
	Class K	$1,000.00	$1,013.56	$11.66	2.30%
	Class Y	$1,000.00	$1,020.56	$4.63	0.91%
RS Growth Fund	Class A	$1,000.00	$1,018.30	$6.90	1.36%
	Class C	$1,000.00	$1,015.71	$9.50	1.87%
	Class K	$1,000.00	$1,013.69	$11.53	2.28%
	Class Y	$1,000.00	$1,019.51	$5.68	1.12%
RS Technology Fund	Class A	$1,000.00	$1,015.72	$9.49	1.87%
	Class C	$1,000.00	$1,012.12	$13.10	2.59%
	Class K	$1,000.00	$1,009.30	$15.91	3.15%
	Class Y	$1,000.00	$1,017.42	$7.79	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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Financial Information

Year Ended December 31, 2008

Schedule of Investments – RS Emerging Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 97.9%
Advertising Agencies – 1.0%
ValueClick, Inc.(1)	370,842	$2,536,559

		2,536,559
Aerospace – 0.9%
Aerovironment, Inc.(1)	64,210	2,363,570

		2,363,570
Air Transport – 0.5%
Allegiant Travel Co.(1)	28,170	1,368,217

		1,368,217
Banks - Outside New York City – 1.0%
PrivateBancorp, Inc.	78,070	2,534,152

		2,534,152
Beverage - Soft Drinks – 1.1%
Peet’s Coffee & Tea, Inc.(1)	121,860	2,833,245

		2,833,245
Biotechnology Research & Production – 4.2%
Alexion Pharmaceuticals, Inc.(1)	56,690	2,051,611
Myriad Genetics, Inc.(1)	29,030	1,923,528
OSI Pharmaceuticals, Inc.(1)	90,300	3,526,215
Vnus Medical Technologies(1)	209,270	3,394,359

		10,895,713
Casinos & Gambling – 1.1%
Scientific Games Corp., Class A(1)	162,770	2,854,986

		2,854,986
Chemicals – 1.5%
Calgon Carbon Corp.(1)	84,890	1,303,911
FMC Corp.	56,640	2,533,507

		3,837,418
Communications Technology – 5.1%
Atheros Communications(1)	142,856	2,044,269
Cbeyond, Inc.(1)	263,461	4,210,107
Comtech Telecommunications Corp.(1)	57,280	2,624,570
j2 Global Communications, Inc.(1)	217,322	4,355,133

		13,234,079
Computer Services, Software & Systems – 11.5%
3PAR, Inc.(1)	414,700	3,180,749
Akamai Technologies, Inc.(1)	148,600	2,242,374
Digital River, Inc.(1)	198,250	4,916,600
Equinix, Inc.(1)	60,720	3,229,697
Gartner, Inc.(1)	169,800	3,027,534
Informatica Corp.(1)	158,380	2,174,557
Netezza Corp.(1)	351,155	2,331,669
Omniture, Inc.(1)	322,248	3,428,719
PROS Holdings, Inc.(1)	578,589	3,326,887
Rackspace Hosting, Inc.(1)	357,419	1,922,914

		29,781,700
Computer Technology – 2.5%
Data Domain, Inc.(1)	210,600	3,959,280
Riverbed Technology, Inc.(1)	212,870	2,424,589

		6,383,869
Consumer Electronics – 1.3%
Netflix, Inc.(1)	114,260	3,415,231

		3,415,231

December 31, 2008	Shares	Value

Diversified Financial Services – 0.2%
Cardtronics, Inc.(1)	328,486	$423,747

		423,747
Diversified Materials & Processing – 1.1%
Hexcel Corp.(1)	399,660	2,953,487

		2,953,487
Drugs & Pharmaceuticals – 1.2%
United Therapeutics Corp.(1)	50,450	3,155,648

		3,155,648
Education Services – 3.1%
American Public Education, Inc.(1)	34,170	1,270,783
Capella Education Co.(1)	52,249	3,070,151
DeVry, Inc.	63,220	3,629,460

		7,970,394
Electronics - Medical Systems – 5.6%
Haemonetics Corp.(1)	66,690	3,767,985
Illumina, Inc.(1)	142,882	3,722,076
Luminex Corp.(1)	144,976	3,096,687
Masimo Corp.(1)	67,780	2,021,877
Natus Medical, Inc.(1)	148,830	1,927,349

		14,535,974
Electronics - Semi-Conductors/Components – 3.6%
Cavium Networks, Inc.(1)	331,947	3,488,763
IPG Photonics Corp.(1)	192,414	2,536,017
Netlogic Microsystems, Inc.(1)	96,390	2,121,544
O2Micro International Ltd., ADR(1)	619,063	1,213,363

		9,359,687
Electronics - Technology – 1.1%
Super Micro Computer, Inc.(1)	448,361	2,838,125

		2,838,125
Finance Companies – 1.2%
Riskmetrics Group, Inc.(1)	208,290	3,101,438

		3,101,438
Financial Data Processing Services & Systems – 3.8%
CyberSource Corp.(1)	287,892	3,451,825
Genpact Ltd.(1)	474,660	3,901,705
MSCI, Inc., Class A(1)	136,190	2,418,735

		9,772,265
Financial Information Services – 1.2%
FactSet Research Systems, Inc.	69,360	3,068,486

		3,068,486
Financial Miscellaneous – 1.8%
Portfolio Recovery Associates, Inc.(1)	57,110	1,932,602
Stifel Financial Corp.(1)	57,670	2,644,170

		4,576,772
Health Care Facilities – 2.6%
IPC The Hospitalist Co.(1)	184,279	3,101,416
Psychiatric Solutions, Inc.(1)	125,970	3,508,264

		6,609,680
Health Care Management Services – 3.8%
athenahealth, Inc.(1)	98,834	3,718,135
Catalyst Health Solutions, Inc.(1)	105,519	2,569,388
Phase Forward, Inc.(1)	273,096	3,419,162

		9,706,685

The accompanying notes are an integral part of these financial statements.

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December 31, 2008	Shares	Value

Health Care Services – 3.4%
Amedisys, Inc.(1)	78,200	$3,232,788
CardioNet, Inc.(1)	227,290	5,602,698

		8,835,486
Insurance - Property-Casualty – 1.4%
AmTrust Financial Services, Inc.	317,455	3,682,478

		3,682,478
Jewelry Watches & Gemstones – 0.9%
Fossil, Inc.(1)	138,220	2,308,274

		2,308,274
Machinery - Oil Well Equipment & Services – 2.6%
Core Laboratories N.V.	43,919	2,628,991
Dril-Quip, Inc.(1)	89,640	1,838,517
Superior Energy Services, Inc.(1)	146,000	2,325,780

		6,793,288
Machinery - Specialty – 1.1%
Flow International Corp.(1)	1,169,352	2,829,832

		2,829,832
Medical & Dental Instruments & Supplies – 6.1%
Conceptus, Inc.(1)	107,603	1,637,718
Insulet Corp.(1)	252,550	1,949,686
NuVasive, Inc.(1)	99,610	3,451,486
ResMed, Inc.(1)	106,310	3,984,499
The Spectranetics Corp.(1)	186,170	485,904
Thoratec Corp.(1)	44,360	1,441,256
Volcano Corp.(1)	180,680	2,710,200

		15,660,749
Miscellaneous Health Care – 1.3%
MedAssets, Inc.(1)	220,470	3,218,862

		3,218,862
Oil - Crude Producers – 2.5%
Arena Resources, Inc.(1)	113,560	3,189,900
Comstock Resources, Inc.(1)	68,210	3,222,923

		6,412,823
Pollution Control And Environmental Services – 1.3%
Team, Inc.(1)	123,920	3,432,584

		3,432,584
Printing And Copying Services – 1.1%
VistaPrint Ltd.(1)	148,090	2,755,955

		2,755,955
Restaurants – 2.2%
BJ’s Restaurants, Inc.(1)	243,250	2,619,803
P.F. Chang’s China Bistro, Inc.(1)	151,010	3,162,149

		5,781,952
Retail – 8.0%
Aeropostale, Inc.(1)	150,920	2,429,812
GSI Commerce, Inc.(1)	401,311	4,221,792
Lumber Liquidators, Inc.(1)	317,620	3,354,067
Priceline.com, Inc.(1)	66,430	4,892,570
Urban Outfitters, Inc.(1)	171,230	2,565,025
Volcom, Inc.(1)	281,157	3,064,611

		20,527,877
Services - Commercial – 1.4%
FTI Consulting, Inc.(1)	81,120	3,624,442

		3,624,442

December 31, 2008	Shares	Value

Utilities - Telecommunications – 2.6%
Neutral Tandem, Inc.(1)	300,991	$4,882,074
Premiere Global Services, Inc.(1)	208,135	1,792,042

		6,674,116

Total Common Stocks (Cost $295,849,356)		252,649,845

	Shares	Value
Exchange-Traded Funds – 1.1%
Biotechnology Research & Production – 1.1%
iShares Nasdaq Biotechnology Index Fund	38,700	2,749,635

		2,749,635

Total Exchange-Traded Funds (Cost $3,120,439)		2,749,635

	Warrants	Value
Warrants – 0.0%
Computer Technology – 0.0%
Lantronix, Inc.(1)(2)	14,718	2,411

Total Warrants (Cost $0)		2,411

	Principal Amount	Value
Repurchase Agreements – 6.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $15,777,009, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.375%, due 8/15/2027, with a value of $16,098,114	$15,777,000	15,777,000

Total Repurchase Agreements (Cost $15,777,000)		15,777,000

Total Investments – 105.1% (Cost $314,746,795)		271,178,891

Other Liabilities, Net – (5.1)%		(13,206,484)

Total Net Assets – 100.0%		$257,972,407

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$255,399,480
Level 2 – Significant Other Observable Inputs	15,779,411
Level 3 – Significant Unobservable Inputs	—

Total	$271,178,891

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS Smaller Company Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 93.6%
Advertising Agencies – 1.1%
DG Fastchannel, Inc.(1)	83,685	$1,044,389

		1,044,389
Aerospace – 0.9%
Aerovironment, Inc.(1)	24,500	901,845

		901,845
Air Transport – 0.5%
Allegiant Travel Co.(1)	10,810	525,042

		525,042
Banks - Outside New York City – 1.0%
PrivateBancorp, Inc.	29,960	972,502

		972,502
Beverage - Soft Drinks – 1.0%
Peet’s Coffee & Tea, Inc.(1)	43,030	1,000,448

		1,000,448
Biotechnology Research & Production – 4.5%
Alexion Pharmaceuticals, Inc.(1)	28,380	1,027,072
Myriad Genetics, Inc.(1)	11,370	753,376
OSI Pharmaceuticals, Inc.(1)	27,650	1,079,733
Vnus Medical Technologies(1)	99,296	1,610,581

		4,470,762
Casinos & Gambling – 1.9%
Scientific Games Corp., Class A(1)	109,250	1,916,245

		1,916,245
Chemicals – 1.1%
FMC Corp.	24,800	1,109,304

		1,109,304
Communications Technology – 3.5%
j2 Global Communications, Inc.(1)	98,670	1,977,347
Syniverse Holdings, Inc.(1)	129,220	1,542,887

		3,520,234
Computer Services, Software & Systems – 15.4%
Akamai Technologies, Inc.(1)	66,540	1,004,089
Digital River, Inc.(1)	41,370	1,025,976
Ebix, Inc.(1)	79,578	1,901,914
EPIQ Systems, Inc.(1)	87,030	1,454,271
Equinix, Inc.(1)	29,945	1,592,775
Internet Brands, Inc., Class A(1)	445,603	2,593,409
NetScout Systems, Inc.(1)	101,522	875,120
Omniture, Inc.(1)	90,264	960,409
PROS Holdings, Inc.(1)	234,070	1,345,902
Rackspace Hosting, Inc.(1)	157,369	846,645
Web.com Group, Inc.(1)	481,347	1,761,730

		15,362,240
Computer Technology – 1.3%
Data Domain, Inc.(1)	66,410	1,248,508

		1,248,508
Consumer Electronics – 1.1%
Netflix, Inc.(1)	37,880	1,132,233

		1,132,233
Diversified Financial Services – 0.2%
Cardtronics, Inc.(1)	123,741	159,626

		159,626

December 31, 2008	Shares	Value

Diversified Materials & Processing – 1.2%
Hexcel Corp.(1)	158,398	$1,170,561

		1,170,561
Drugs & Pharmaceuticals – 0.9%
United Therapeutics Corp.(1)	14,870	930,119

		930,119
Education Services – 1.5%
DeVry, Inc.	26,400	1,515,624

		1,515,624
Electronics - Medical Systems – 3.2%
Haemonetics Corp.(1)	22,280	1,258,820
Luminex Corp.(1)	48,020	1,025,707
Natus Medical, Inc.(1)	70,042	907,044

		3,191,571
Electronics - Semi-Conductors/Components – 2.9%
Cavium Networks, Inc.(1)	82,540	867,495
Microsemi Corp.(1)	83,880	1,060,243
Netlogic Microsystems, Inc.(1)	43,490	957,215

		2,884,953
Electronics - Technology – 1.0%
Super Micro Computer, Inc.(1)	154,591	978,561

		978,561
Finance Companies – 1.3%
Riskmetrics Group, Inc.(1)	84,740	1,261,779

		1,261,779
Financial Data Processing Services & Systems – 2.4%
CyberSource Corp.(1)	109,885	1,317,521
MSCI, Inc., Class A(1)	61,496	1,092,169

		2,409,690
Financial Miscellaneous – 1.8%
Portfolio Recovery Associates, Inc.(1)	23,230	786,103
Stifel Financial Corp.(1)	22,010	1,009,159

		1,795,262
Forms And Bulk Printing Services – 1.4%
Innerworkings, Inc.(1)	210,980	1,381,919

		1,381,919
Health Care Facilities – 1.9%
IPC The Hospitalist Co., Inc.(1)	57,647	970,199
Psychiatric Solutions, Inc.(1)	33,760	940,216

		1,910,415
Health Care Management Services – 2.9%
athenahealth, Inc.(1)	28,640	1,077,437
Catalyst Health Solutions, Inc.(1)	44,139	1,074,785
Phase Forward, Inc.(1)	58,680	734,673

		2,886,895
Health Care Services – 4.0%
Amedisys, Inc.(1)	29,720	1,228,625
CardioNet, Inc.(1)	86,300	2,127,295
NovaMed, Inc.(1)	188,004	650,494

		4,006,414
Insurance - Life – 1.2%
Life Partners Holdings, Inc.	26,969	1,176,927

		1,176,927
Insurance - Multi-Line – 1.6%
eHealth, Inc.(1)	116,210	1,543,269

		1,543,269

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

December 31, 2008	Shares	Value

Insurance - Property-Casualty – 2.3%
AmTrust Financial Services, Inc.	197,810	$2,294,596

		2,294,596
Machinery - Oil Well Equipment & Services – 2.8%
Core Laboratories N.V.	17,040	1,020,015
Dril-Quip, Inc.(1)	41,640	854,036
Superior Energy Services, Inc.(1)	58,480	931,586

		2,805,637
Machinery - Specialty – 1.5%
Flow International Corp.(1)	607,194	1,469,409

		1,469,409
Medical & Dental Instruments & Supplies – 6.7%
Conceptus, Inc.(1)	72,282	1,100,132
LeMaitre Vascular, Inc.(1)	576,804	1,165,144
NuVasive, Inc.(1)	33,640	1,165,626
ResMed, Inc.(1)	23,810	892,399
The Spectranetics Corp.(1)	357,928	934,192
Thoratec Corp.(1)	16,020	520,490
Volcano Corp.(1)	59,510	892,650

		6,670,633
Medical Services – 1.0%
Genoptix, Inc.(1)	28,490	970,939

		970,939
Miscellaneous Health Care – 1.8%
MedAssets, Inc.(1)	120,580	1,760,468

		1,760,468
Oil - Crude Producers – 2.3%
Arena Resources, Inc.(1)	40,910	1,149,162
Comstock Resources, Inc.(1)	23,540	1,112,265

		2,261,427
Pollution Control And Environmental Services – 1.3%
Team, Inc.(1)	46,420	1,285,834

		1,285,834
Retail – 5.4%
FGX International Holdings Ltd.(1)	180,750	2,483,505
Jos. A. Bank Clothiers, Inc.(1)	34,291	896,710
Lumber Liquidators, Inc.(1)	87,810	927,273
Priceline.com, Inc.(1)	14,400	1,060,560

		5,368,048
Services - Commercial – 1.9%
FTI Consulting, Inc.(1)	26,600	1,188,488
Rollins, Inc.	38,893	703,186

		1,891,674
Utilities - Telecommunications – 3.9%
Neutral Tandem, Inc.(1)	118,790	1,926,774
Premiere Global Services, Inc.(1)	223,070	1,920,632

		3,847,406

Total Common Stocks (Cost $111,542,101)		93,033,408

December 31, 2008	Shares	Value

Exchange-Traded Funds – 2.6%
iShares Russell 2000 Growth Index Fund	50,710	$2,579,110

Total Exchange-Traded Funds (Cost $3,827,200)		2,579,110

	Principal Amount	Value
Repurchase Agreements – 6.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $6,083,003, due 1/2/2009, collateralized by U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $6,205,986	$6,083,000	6,083,000

Total Repurchase Agreements (Cost $6,083,000)		6,083,000

Total Investments – 102.3% (Cost $121,452,301)		101,695,518

Other Liabilities, Net – (2.3)%		(2,244,006)

Total Net Assets – 100.0%		$99,451,512

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$95,612,518
Level 2 – Significant Other Observable Inputs	6,083,000
Level 3 – Significant Unobservable Inputs	—

Total	$101,695,518

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS Select Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 93.3%
Advertising Agencies – 1.6%
ValueClick, Inc.(1)	108,436	$741,702

		741,702
Air Transport – 0.7%
Allegiant Travel Co.(1)	7,130	346,304

		346,304
Biotechnology Research & Production – 5.2%
Cephalon, Inc.(1)	11,610	894,434
Myriad Genetics, Inc.(1)	7,720	511,527
OSI Pharmaceuticals, Inc.(1)	27,170	1,060,989

		2,466,950
Casinos & Gambling – 2.0%
Scientific Games Corp., Class A(1)	55,080	966,103

		966,103
Chemicals – 1.2%
FMC Corp.	12,330	551,521

		551,521
Communications Technology – 6.0%
Atheros Communications(1)	26,470	378,786
j2 Global Communications, Inc.(1)	68,668	1,376,107
Juniper Networks, Inc.(1)	28,250	494,657
McAfee, Inc.(1)	17,540	606,358

		2,855,908
Computer Services, Software & Systems – 9.6%
Akamai Technologies, Inc.(1)	51,490	776,984
Digital River, Inc.(1)	43,010	1,066,648
Equinix, Inc.(1)	17,820	947,846
F5 Networks, Inc.(1)	37,950	867,537
Gartner, Inc.(1)	52,960	944,277

		4,603,292
Computer Technology – 1.5%
NetApp, Inc.(1)	52,630	735,241

		735,241
Drugs & Pharmaceuticals – 1.9%
United Therapeutics Corp.(1)	14,720	920,736

		920,736
Education Services – 2.5%
DeVry, Inc.	13,600	780,776
Strayer Education, Inc.	1,900	407,379

		1,188,155
Electronics – 1.8%
FLIR Systems, Inc.(1)	28,070	861,188

		861,188
Electronics - Medical Systems – 5.7%
Haemonetics Corp.(1)	17,250	974,625
Illumina, Inc.(1)	43,419	1,131,065
Masimo Corp.(1)	20,110	599,881

		2,705,571
Electronics - Semi-Conductors/Components – 1.2%
Marvell Technology Group Ltd.(1)	89,350	595,964

		595,964
Financial Data Processing Services & Systems – 8.1%
CyberSource Corp.(1)	86,220	1,033,778
Genpact Ltd.(1)	155,320	1,276,730

December 31, 2008	Shares	Value

Financial Data Processing Services & Systems (continued)
Global Payments, Inc.	21,120	$692,525
MSCI, Inc., Class A(1)	49,959	887,272

		3,890,305
Financial Information Services – 1.8%
FactSet Research Systems, Inc.	19,920	881,261

		881,261
Health Care Facilities – 2.0%
Psychiatric Solutions, Inc.(1)	34,960	973,636

		973,636
Health Care Management Services – 2.2%
Phase Forward, Inc.(1)	84,674	1,060,118

		1,060,118
Health Care Services – 2.0%
Amedisys, Inc.(1)	23,540	973,144

		973,144
Identification Control & Filter Devices – 1.8%
Flowserve Corp.	17,130	882,195

		882,195
Jewelry Watches & Gemstones – 1.2%
Fossil, Inc.(1)	33,760	563,792

		563,792
Machinery - Oil Well Equipment & Services – 4.1%
Core Laboratories N.V.	14,510	868,569
Dril-Quip, Inc.(1)	29,290	600,738
Smith International, Inc.	21,380	489,388

		1,958,695
Medical & Dental Instruments & Supplies – 3.5%
ResMed, Inc.(1)	37,990	1,423,865
Thoratec Corp.(1)	7,820	254,072

		1,677,937
Medical Services – 1.5%
Covance, Inc.(1)	15,900	731,877

		731,877
Metal Fabricating – 2.3%
Precision Castparts Corp.	18,590	1,105,733

		1,105,733
Oil - Crude Producers – 1.2%
Range Resources Corp.	16,700	574,313

		574,313
Printing And Copying Services – 1.1%
VistaPrint Ltd.(1)	27,400	509,914

		509,914
Restaurants – 1.7%
P.F. Chang’s China Bistro, Inc.(1)	38,320	802,421

		802,421
Retail – 10.0%
Amazon.com, Inc.(1)	11,230	575,874
Priceline.com, Inc.(1)	18,740	1,380,201
Ross Stores, Inc.	30,030	892,792
Urban Outfitters, Inc.(1)	75,190	1,126,346
Volcom, Inc.(1)	74,760	814,884

		4,790,097

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

December 31, 2008	Shares	Value
Securities Brokerage & Services – 1.5%
IntercontinentalExchange, Inc.(1)	8,470	$698,267

		698,267
Services - Commercial – 3.7%
FTI Consulting, Inc.(1)	25,740	1,150,063
Ritchie Bros Auctioneers, Inc.	28,830	617,539

		1,767,602
Transportation Miscellaneous – 1.6%
C.H. Robinson Worldwide, Inc.	14,090	775,373

		775,373
Utilities - Telecommunications – 1.1%
Premiere Global Services, Inc.(1)	61,274	527,569

		527,569

Total Common Stocks (Cost $54,672,251)		44,682,884

	Shares	Value
Exchange-Traded Funds – 2.1%
Biotechnology Research & Production – 2.1%
iShares Nasdaq Biotechnology Index Fund	13,970	992,568

		992,568

Total Exchange-Traded Funds (Cost $1,130,207)		992,568

	Principal Amount	Value
Repurchase Agreements – 5.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $2,417,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $2,467,367	$2,417,000	2,417,000

Total Repurchase Agreements (Cost $2,417,000)		2,417,000

Total Investments – 100.4% (Cost $58,219,458)		48,092,452

Other Liabilities, Net – (0.4)%		(211,354)

Total Net Assets – 100.0%		$47,881,098

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$45,675,452
Level 2 – Significant Other Observable Inputs	2,417,000
Level 3 – Significant Unobservable Inputs	—

Total	$48,092,452

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS MidCap Opportunities Fund

December 31, 2008	Shares	Value

Common Stocks – 97.7%
Banks - Outside New York City – 1.4%
Northern Trust Corp.	24,290	$1,266,481

		1,266,481
Biotechnology Research & Production – 6.5%
Biogen Idec, Inc.(1)	36,510	1,738,971
Celgene Corp.(1)	43,740	2,417,947
OSI Pharmaceuticals, Inc.(1)	44,340	1,731,477

		5,888,395
Chemicals – 1.0%
FMC Corp.	20,840	932,173

		932,173
Communications Technology – 7.2%
Harris Corp.	60,920	2,318,006
Juniper Networks, Inc.(1)	52,750	923,652
McAfee, Inc.(1)	97,210	3,360,550

		6,602,208
Computer Services, Software & Systems – 7.8%
Adobe Systems, Inc.(1)	80,190	1,707,245
Akamai Technologies, Inc.(1)	131,240	1,980,411
Ansys, Inc.(1)	59,090	1,648,020
Gartner, Inc.(1)	101,620	1,811,885

		7,147,561
Consumer Electronics – 3.2%
Activision Blizzard, Inc.(1)	177,500	1,533,600
Netflix, Inc.(1)	44,830	1,339,969

		2,873,569
Diversified Financial Services – 3.5%
Lazard Ltd.	45,430	1,351,088
The NASDAQ OMX Group, Inc.(1)	75,900	1,875,489

		3,226,577
Drugs & Pharmaceuticals – 3.8%
Allergan, Inc.	47,400	1,911,168
United Therapeutics Corp.(1)	25,390	1,588,144

		3,499,312
Education Services – 2.5%
DeVry, Inc.	23,930	1,373,821
Strayer Education, Inc.	4,220	904,810

		2,278,631
Electronics – 2.3%
FLIR Systems, Inc.(1)	68,860	2,112,625

		2,112,625
Electronics - Medical Systems – 1.7%
Illumina, Inc.(1)	58,310	1,518,976

		1,518,976
Electronics - Semi-Conductors/Components – 2.8%
Broadcom Corp., Class A(1)	101,570	1,723,643
Marvell Technology Group Ltd.(1)	126,440	843,355

		2,566,998
Financial Data Processing Services & Systems – 4.5%
Alliance Data Systems Corp.(1)	22,580	1,050,647
Genpact Ltd.(1)	216,030	1,775,767
Global Payments, Inc.	40,170	1,317,174

		4,143,588

December 31, 2008	Shares	Value

Financial Information Services – 1.8%
FactSet Research Systems, Inc.	36,270	$1,604,585

		1,604,585
Health Care Facilities – 3.0%
Quest Diagnostics, Inc.	52,220	2,710,740

		2,710,740
Identification Control & Filter Devices – 2.0%
Flowserve Corp.	36,030	1,855,545

		1,855,545
Jewelry Watches & Gemstones – 2.0%
Fossil, Inc.(1)	111,780	1,866,726

		1,866,726
Machinery - Oil Well Equipment & Services – 2.6%
Core Laboratories N.V.	21,440	1,283,398
Smith International, Inc.	47,350	1,083,842

		2,367,240
Medical & Dental Instruments & Supplies – 5.7%
ResMed, Inc.(1)	70,070	2,626,224
St. Jude Medical, Inc.(1)	62,690	2,066,262
Thoratec Corp.(1)	14,380	467,206

		5,159,692
Medical Services – 1.5%
Covance, Inc.(1)	29,260	1,346,838

		1,346,838
Metal Fabricating – 2.4%
Precision Castparts Corp.	37,320	2,219,794

		2,219,794
Metals & Minerals Miscellaneous – 1.5%
Compass Minerals International, Inc.	23,490	1,377,923

		1,377,923
Oil - Crude Producers – 4.5%
Comstock Resources, Inc.(1)	43,740	2,066,715
Range Resources Corp.	28,520	980,803
Southwestern Energy Co.(1)	36,370	1,053,639

		4,101,157
Radio & Tv Broadcasters – 2.9%
The DIRECTV Group, Inc.(1)	116,410	2,666,953

		2,666,953
Restaurants – 2.2%
Yum! Brands, Inc.	63,180	1,990,170

		1,990,170
Retail – 7.0%
Aeropostale, Inc.(1)	56,689	912,693
Priceline.com, Inc.(1)	33,190	2,444,443
Ross Stores, Inc.	55,030	1,636,042
Urban Outfitters, Inc.(1)	95,170	1,425,647

		6,418,825
Securities Brokerage & Services – 2.6%
IntercontinentalExchange, Inc.(1)	29,150	2,403,126

		2,403,126
Services - Commercial – 2.2%
FTI Consulting, Inc.(1)	45,120	2,015,962

		2,015,962

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

December 31, 2008	Shares	Value

Telecommunications Equipment – 2.4%
American Tower Corp., Class A(1)	74,850	$2,194,602

		2,194,602
Transportation Miscellaneous – 1.6%
C.H. Robinson Worldwide, Inc.	25,990	1,430,230

		1,430,230
Utilities - Telecommunications – 1.6%
NII Holdings, Inc.(1)	81,430	1,480,397

		1,480,397

Total Common Stocks (Cost $108,407,523)		89,267,599

	Principal Amount	Value
Repurchase Agreements – 2.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $2,442,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.375%, due 8/15/2027, with a value of $2,491,106	$2,442,000	2,442,000

Total Repurchase Agreements (Cost $2,442,000)		2,442,000

Total Investments – 100.4% (Cost $110,849,523)		91,709,599

Other Liabilities, Net – (0.4)%		(390,079)

Total Net Assets – 100.0%		$91,319,520

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$89,267,599
Level 2 – Significant Other Observable Inputs	2,442,000
Level 3 – Significant Unobservable Inputs	—

Total	$91,709,599

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Schedule of Investments – RS Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 103.4%
Banks - Outside New York City – 1.6%
PNC Financial Services Group, Inc.	30,000	$1,470,000

		1,470,000
Beverage - Soft Drinks – 2.5%
PepsiCo, Inc.	42,500	2,327,725

		2,327,725
Biotechnology Research & Production – 14.2%
Amgen, Inc.(1)	32,750	1,891,312
Biogen Idec, Inc.(1)	41,070	1,956,164
Celgene Corp.(1)	32,460	1,794,389
Cephalon, Inc.(1)	37,500	2,889,000
Genentech, Inc.(1)	29,520	2,447,503
Genzyme Corp.(1)	33,280	2,208,794

		13,187,162
Cable Television Services – 2.8%
Comcast Corp., Class A	155,000	2,616,400

		2,616,400
Chemicals – 2.4%
Ecolab, Inc.	64,470	2,266,121

		2,266,121
Communications & Media – 2.3%
Time Warner, Inc.	210,000	2,112,600

		2,112,600
Communications Technology – 9.2%
Cisco Systems, Inc.(1)	100,000	1,630,000
Harris Corp.	40,000	1,522,000
McAfee, Inc.(1)	80,000	2,765,600
QUALCOMM, Inc.	75,000	2,687,250

		8,604,850
Computer Services, Software & Systems – 12.0%
Adobe Systems, Inc.(1)	74,237	1,580,506
Google, Inc., Class A(1)	4,370	1,344,430
Intuit, Inc.(1)	72,040	1,713,832
Microsoft Corp.	172,000	3,343,680
Oracle Corp.(1)	100,000	1,773,000
Yahoo! Inc.(1)	115,000	1,403,000

		11,158,448
Computer Technology – 4.9%
Apple, Inc.(1)	23,340	1,992,069
International Business Machines Corp.	30,000	2,524,800

		4,516,869
Diversified Financial Services – 6.2%
Marsh & McLennan Cos., Inc.	75,000	1,820,250
The Nasdaq OMX Group, Inc.(1)	85,000	2,100,350
Visa, Inc., Class A	35,000	1,835,750

		5,756,350
Diversified Production – 2.4%
Danaher Corp.	40,000	2,264,400

		2,264,400
Drugs & Pharmaceuticals – 8.1%
Allergan, Inc.	43,600	1,757,952
Bristol-Myers Squibb Co.	69,080	1,606,110
Eli Lilly & Co.	50,030	2,014,708
Gilead Sciences, Inc.(1)	43,000	2,199,020

		7,577,790

December 31, 2008	Shares	Value

Education Services – 1.7%
Apollo Group, Inc., Class A(1)	20,000	$1,532,400

		1,532,400
Electronics - Semi-Conductors/Components – 1.1%
First Solar, Inc.(1)	7,300	1,007,108

		1,007,108
Engineering & Contracting Services – 1.5%
Fluor Corp.	30,000	1,346,100

		1,346,100
Financial Data Processing Services & Systems – 1.7%
Lender Processing Services, Inc.	55,000	1,619,750

		1,619,750
Machinery - Oil Well Equipment & Services – 2.3%
Schlumberger Ltd.	28,490	1,205,982
Smith International, Inc.	41,950	960,235

		2,166,217
Medical & Dental Instruments & Supplies – 2.5%
St. Jude Medical, Inc.(1)	70,000	2,307,200

		2,307,200
Metal Fabricating – 1.9%
Precision Castparts Corp.	30,000	1,784,400

		1,784,400
Offshore Drilling – 1.0%
Transocean Ltd.(1)	20,000	945,000

		945,000
Oil - Crude Producers – 4.0%
EOG Resources, Inc.	17,410	1,159,158
Range Resources Corp.	32,500	1,117,675
Southwestern Energy Co.(1)	50,400	1,460,088

		3,736,921
Oil - Integrated Domestic – 1.9%
Occidental Petroleum Corp.	30,000	1,799,700

		1,799,700
Radio & Tv Broadcasters – 3.7%
The DIRECTV Group, Inc.(1)	150,000	3,436,500

		3,436,500
Restaurants – 2.2%
McDonald’s Corp.	32,500	2,021,175

		2,021,175
Retail – 2.7%
Wal-Mart Stores, Inc.	45,000	2,522,700

		2,522,700
Securities Brokerage & Services – 2.2%
IntercontinentalExchange, Inc.(1)	25,000	2,061,000

		2,061,000
Services - Commercial – 3.0%
Accenture Ltd., Class A	85,000	2,787,150

		2,787,150
Shoes – 1.4%
NIKE, Inc., Class B	25,000	1,275,000

		1,275,000

Total Common Stocks (Cost $111,263,094)		96,207,036

The accompanying notes are an integral part of these financial statements.

66	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Repurchase Agreements – 5.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $5,137,003, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.75%, due 8/15/2026, with a value of $5,245,058	$5,137,000	$5,137,000

Total Repurchase Agreements (Cost $5,137,000)		5,137,000

Total Investments – 108.9% (Cost $116,400,094)		101,344,036

Other Liabilities, Net – (8.9)%		(8,265,861)

Total Net Assets – 100.0%		$93,078,175

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$96,207,036
Level 2 – Significant Other Observable Inputs	5,137,000
Level 3 – Significant Unobservable Inputs	—

Total	$101,344,036

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Schedule of Investments – RS Technology Fund

December 31, 2008	Shares	Value

Common Stocks – 98.7%
Advertising Agencies – 2.1%
ValueClick, Inc.(1)	181,159	$1,239,128

		1,239,128
Cable Television Services – 2.5%
TiVo, Inc.(1)	210,540	1,507,466

		1,507,466
Communications Technology – 18.2%
Aruba Networks, Inc.(1)	122,530	312,451
Atheros Communications(1)	34,440	492,836
Cbeyond, Inc.(1)	50,440	806,031
Ceragon Networks Ltd.(1)	115,840	584,992
Cisco Systems, Inc.(1)	74,970	1,222,011
Comtech Telecommunications Corp.(1)	13,150	602,533
Harris Corp.	17,220	655,221
j2 Global Communications, Inc.(1)	52,367	1,049,435
Juniper Networks, Inc.(1)	36,800	644,368
McAfee, Inc.(1)	32,670	1,129,402
QUALCOMM, Inc.	55,020	1,971,367
Research In Motion Ltd.(1)	14,280	579,482
ShoreTel, Inc.(1)	94,340	423,587
Sonus Networks, Inc.(1)	183,310	289,630

		10,763,346
Computer Services, Software & Systems – 34.1%
3PAR, Inc.(1)	100,240	768,841
Adobe Systems, Inc.(1)	39,280	836,271
Akamai Technologies, Inc.(1)	61,650	930,298
Digital River, Inc.(1)	93,090	2,308,632
Equinix, Inc.(1)	15,490	823,913
F5 Networks, Inc.(1)	49,730	1,136,828
Google, Inc., Class A(1)	10,810	3,325,696
Informatica Corp.(1)	37,940	520,916
Internet Brands, Inc., Class A(1)	212,779	1,238,374
Microsoft Corp.	175,660	3,414,830
Netezza Corp.(1)	91,690	608,822
Omniture, Inc.(1)	108,665	1,156,196
PROS Holdings, Inc.(1)	273,148	1,570,601
Rackspace Hosting, Inc.(1)	115,168	619,604
Yahoo! Inc.(1)	72,690	886,818

		20,146,640
Computer Technology – 5.7%
Apple, Inc.(1)	7,970	680,240
Data Domain, Inc.(1)	42,120	791,856
NetApp, Inc.(1)	65,300	912,241
Riverbed Technology, Inc.(1)	84,580	963,366

		3,347,703
Consumer Electronics – 2.5%
Activision Blizzard, Inc.(1)	65,650	567,216
Netflix, Inc.(1)	29,770	889,825

		1,457,041
Consumer Products – 5.4%
Nintendo Co. Ltd., ADR	67,330	3,215,007

		3,215,007
Electronics - Semi-Conductors/Components – 10.1%
Cavium Networks, Inc.(1)	111,291	1,169,669
IPG Photonics Corp.(1)	45,330	597,449
Marvell Technology Group Ltd.(1)	133,190	888,377
Micron Technology, Inc.(1)	82,870	218,777
Monolithic Power Systems, Inc.(1)	54,660	689,263

December 31, 2008	Shares	Value

Electronics - Semi-Conductors/Components (continued)
Netlogic Microsystems, Inc.(1)	23,600	$519,436
O2Micro International Ltd., ADR(1)	560,168	1,097,929
ON Semiconductor Corp.(1)	167,150	568,310
PLX Technology, Inc.(1)	143,372	246,600

		5,995,810
Electronics - Technology – 1.2%
Super Micro Computer, Inc.(1)	115,064	728,355

		728,355
Machinery - Specialty – 1.3%
Flow International Corp.(1)	306,950	742,819

		742,819
Printing And Copying Services – 0.8%
VistaPrint Ltd.(1)	24,750	460,598

		460,598
Radio & Tv Broadcasters – 1.1%
The DIRECTV Group, Inc.(1)	29,030	665,077

		665,077
Retail – 12.0%
Amazon.com, Inc.(1)	41,100	2,107,608
GSI Commerce, Inc.(1)	201,369	2,118,402
Priceline.com, Inc.(1)	29,330	2,160,155
Shutterfly, Inc.(1)	103,680	724,723

		7,110,888
Services - Commercial – 1.7%
eBay, Inc.(1)	71,730	1,001,350

		1,001,350

Total Common Stocks (Cost $77,942,183)		58,381,228

	Warrants	Value
Warrants – 0.0%
Computer Technology – 0.0%
Lantronix, Inc.(1)(2)	2,878	472

Total Warrants (Cost $0)		472

	Principal Amount	Value
Repurchase Agreements – 8.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $5,286,003, due 1/2/2009, collateralized by U.S. Treasury Bond, 5.50%, due 8/15/2028, with a value of $5,396,654	$5,286,000	5,286,000

Total Repurchase Agreements (Cost $5,286,000)		5,286,000

Total Investments – 107.6% (Cost $83,228,183)		63,667,700

Other Liabilities, Net – (7.6)%		(4,520,360)

Total Net Assets – 100.0%		$59,147,340

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

68	Call 800.766.3863

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$58,381,228
Level 2 – Significant Other Observable Inputs	5,286,472
Level 3 – Significant Unobservable Inputs	—

Total	$63,667,700

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information

Statement of Assets and Liabilities As of December 31, 2008

	RS Emerging Growth	RS Smaller Company Growth
Assets
Investments, at value	$271,178,891	$101,695,518
Cash and cash equivalents	301	437
Foreign currency, at value	—	—
Receivable for fund shares subscribed	142,292	125,324
Receivable for investments sold	80,776	160,043
Dividends/interest receivable	41,722	15,306
Prepaid expenses	21,927	56,265
Total Assets	271,465,909	102,052,893
Liabilities
Payable for fund shares redeemed	12,827,572	2,322,826
Payable for investments purchased	—	—
Accrued transfer agent fees	228,553	74,572
Payable to adviser	206,757	83,783
Accrued shareholder reports expense	79,251	46,531
Payable to distributor	53,404	20,987
Trustees’ deferred compensation	25,448	10,946
Accrued audit fees	7,198	6,571
Accrued expenses/other liabilities	65,319	35,165
Total Liabilities	13,493,502	2,601,381
Total Net Assets	$257,972,407	$99,451,512
Net Assets Consist of:
Paid-in capital	$1,641,668,489	$176,742,367
Distributions in excess of net investment income	—	—
Accumulated net investment income/(loss)	(33,610)	42,278
Accumulated net realized loss from investments and foreign currency transactions	(1,340,094,568)	(57,576,350)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(43,567,904)	(19,756,783)
Total Net Assets	$257,972,407	$99,451,512
Investments, at Cost	$314,746,795	$121,452,301
Foreign Currency, at Cost	$—	$—
Pricing of Shares
Net Assets:
Class A	$251,232,731	$98,314,532
Class C	305,059	17,854
Class K	212,437	93,132
Class Y	6,222,180	1,025,994
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,366,167	9,369,734
Class C	14,030	1,735
Class K	9,763	9,007
Class Y	279,956	97,366
Net Asset Value Per Share:
Class A	$22.10	$10.49
Class C	21.74	10.29
Class K	21.76	10.34
Class Y	22.23	10.54
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$23.20	$11.01

The accompanying notes are an integral part of these financial statements.

70	Call 800.766.3863

RS Select Growth	RS MidCap Opportunities	RS Growth	RS Technology

$48,092,452	$91,709,599	$101,344,036	$63,667,700
784	852	19	273
—	—	—	22
18,208	95,235	166,897	15,682
—	—	—	—
11,997	52,004	107,759	8,436
69,735	10,904	7,605	21,396
48,193,176	91,868,594	101,626,316	63,713,509

136,820	276,377	8,335,703	1,980,821
—	—	—	2,415,279
76,441	107,970	70,728	72,067
38,839	62,067	67,186	49,735
19,605	36,624	15,489	20,136
9,859	19,562	21,035	12,487
6,460	11,853	8,302	5,941
6,288	6,676	6,473	6,243
17,766	27,945	23,225	3,460
312,078	549,074	8,548,141	4,566,169
$47,881,098	$91,319,520	$93,078,175	$59,147,340

$178,181,456	$202,661,219	$155,899,609	$117,794,458
—	—	—	(34,684)
(7,730)	41,133	(11,002)	—
(120,165,622)	(92,242,908)	(47,754,374)	(39,051,951)
(10,127,006)	(19,139,924)	(15,056,058)	(19,560,483)
$47,881,098	$91,319,520	$93,078,175	$59,147,340
$58,219,458	$110,849,523	$116,400,094	$83,228,183
$—	$—	$—	$23

$47,730,321	$89,583,654	$91,714,333	$58,413,654
109,185	449,448	198,179	144,466
41,592	288,098	342,652	158,703
—	998,320	823,011	430,517

3,166,100	13,860,105	11,514,990	6,872,471
7,286	70,714	25,058	17,253
2,816	45,252	42,919	18,919
—	153,585	103,119	50,325

$15.08	$6.46	$7.96	$8.50
14.99	6.36	7.91	8.37
14.77	6.37	7.98	8.39
—	6.50	7.98	8.55
4.75%	4.75%	4.75%	4.75%
$15.83	$6.78	$8.36	$8.92

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2008

	RS Emerging Growth	RS Smaller Company Growth
Investment Income
Interest	$823,391	$424,115
Dividends	414,770	353,905
Withholding taxes on foreign dividends	(6,224)	(2,912)
Total Investment Income	1,231,937	775,108
Expenses
Investment advisory fees	3,980,498	1,810,255
Distribution fees	1,030,567	449,809
Transfer agent fees	627,923	201,391
Shareholder reports	197,133	153,643
Registration fees	62,795	78,552
Custodian fees	92,044	62,653
Professional fees	92,128	45,665
Administrative service fees	68,223	28,844
Insurance expense	21,239	9,243
Trustees’ fees and expenses	30,682	(49,051)
Other expenses	21,413	12,359
Total Expenses	6,224,645	2,803,363
Less: Fee waiver by adviser	—	(18,104)
Less: Custody credits	(6,529)	(5,191)
Total Expenses, Net	6,218,116	2,780,068
Net Investment Loss	(4,986,179)	(2,004,960)
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(99,009,517)	(56,333,732)
Net realized gain/(loss) from foreign currency transactions	—	—
Net change in unrealized depreciation on investments	(141,728,771)	(57,760,752)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	—	—
Net Loss on Investments and Foreign Currency Transactions	(240,738,288)	(114,094,484)
Net Decrease in Net Assets Resulting from Operations	$(245,724,467)	$(116,099,444)

The accompanying notes are an integral part of these financial statements.

72	Call 800.766.3863

RS Select Growth	RS MidCap Opportunities	RS Growth	RS Technology

$218,900	$271,158	$172,599	$166,121
112,769	681,114	1,463,413	876,985
(5,219)	(593)	(18,747)	(29,798)
326,450	951,679	1,617,265	1,013,308

889,589	1,757,706	1,228,418	1,069,591
222,613	518,510	382,599	268,552
172,332	234,190	176,059	214,824
57,166	108,352	66,593	51,890
48,151	53,206	60,080	61,338
41,930	59,126	38,707	57,697
37,330	51,833	47,824	41,944
13,233	32,351	24,874	18,177
5,802	9,284	6,350	4,557
11,066	(47,254)	7,861	6,442
5,576	10,772	6,978	4,395
1,504,788	2,788,076	2,046,343	1,799,407
(8,998)	(105,187)	(1,791)	(1,723)
(2,162)	(4,110)	(2,868)	(1,660)
1,493,628	2,678,779	2,041,684	1,796,024
(1,167,178)	(1,727,100)	(424,419)	(782,716)

(17,998,769)	(90,340,793)	(46,864,235)	(20,603,216)
—	—	113	(3,344)
(28,470,474)	(49,158,459)	(36,064,874)	(52,166,136)

—	—	(162)	7,959
(46,469,243)	(139,499,252)	(82,929,158)	(72,764,737)
$(47,636,421)	$(141,226,352)	$(83,353,577)	$(73,547,453)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Statement of Changes in Net Assets

	RS Emerging Growth		RS Smaller Company Growth

	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(4,986,179)	$(7,213,982)	$(2,004,960)	$(2,702,419)
Net realized gain/(loss) from investments	(99,009,517)	137,483,199	(56,333,732)	21,084,983
Net change in unrealized appreciation/(depreciation) on investments	(141,728,771)	(41,900,251)	(57,760,752)	(3,194,379)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(245,724,467)	88,368,966	(116,099,444)	15,188,185
Distributions to Shareholders
Net realized gain on investments
Class A	—	—	(1,240,187)	(18,484,101)
Class C	—	—	(220)	—
Class K	—	—	(1,125)	(4,390)
Class Y	—	—	(12,853)	(121,822)
Total Distributions	—	—	(1,254,385)	(18,610,313)
Capital Share Transactions
Proceeds from sales of shares	64,211,839	91,867,753	68,570,124	58,174,492
Reinvestment of distributions	—	—	1,205,455	16,553,386
Cost of shares redeemed	(134,872,668)	(344,292,478)	(104,505,777)	(119,249,454)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(70,660,829)	(252,424,725)	(34,730,198)	(44,521,576)
Net Increase/(Decrease) in Net Assets	(316,385,296)	(164,055,759)	(152,084,027)	(47,943,704)
Net Assets
Beginning of year	574,357,703	738,413,462	251,535,539	299,479,243
End of year	$257,972,407	$574,357,703	$99,451,512	$251,535,539
Accumulated Net Investment Income/(Loss) Included in Net Assets	$(33,610)	$(3,135,905)	$42,278	$(72,723)
Other Information:
Shares
Sold	2,057,370	2,302,928	4,276,871	2,607,248
Reinvested	—	—	118,197	814,624
Redeemed	(4,521,610)	(8,878,666)	(7,208,635)	(5,323,827)
Net Increase/(Decrease)	(2,464,240)	(6,575,738)	(2,813,567)	(1,901,995)

The accompanying notes are an integral part of these financial statements.

74	Call 800.766.3863

RS Select Growth		RS MidCap Opportunities

For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07

$(1,167,178)	$(1,998,121)	$(1,727,100)	$(2,567,138)
(17,998,769)	30,141,876	(90,340,793)	45,312,662

(28,470,474)	(5,041,260)	(49,158,459)	3,134,159

(47,636,421)	23,102,495	(141,226,352)	45,879,683

—	—	(3,558,701)	(42,940,577)
—	—	(17,833)	(65,108)
—	—	(10,926)	(19,103)
—	—	(37,222)	(523,512)
—	—	(3,624,682)	(43,548,300)

6,608,035	23,723,231	25,245,822	54,964,143
—	—	3,514,861	41,531,955
(40,918,716)	(132,322,974)	(85,727,664)	(73,498,833)

(34,310,681)	(108,599,743)	(56,966,981)	22,997,265
(81,947,102)	(85,497,248)	(201,818,015)	25,328,648

129,828,200	215,325,448	293,137,535	267,808,887
$47,881,098	$129,828,200	$91,319,520	$293,137,535

$(7,730)	$(247,684)	$41,133	$(63,356)

306,017	880,746	2,336,387	3,462,497
—	—	559,736	2,964,384
(1,862,908)	(5,070,534)	(9,449,535)	(4,647,062)
(1,556,891)	(4,189,788)	(6,553,412)	1,779,819

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

Statement of Changes in Net Assets (continued)

	RS Growth		RS Technology

	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(424,419)	$(507,170)	$(782,716)	$(1,229,726)
Net realized gain/(loss) from investments and foreign currency transactions	(46,864,122)	30,436,384	(20,606,560)	15,994,323
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(36,065,036)	(6,443,053)	(52,158,177)	3,999,657
Net Increase/(Decrease) in Net Assets Resulting from Operations	(83,353,577)	23,486,161	(73,547,453)	18,764,254
Distributions to Shareholders
Net investment income
Class A	—	(54,005)	(180,940)	—
Class C	—	(77)	(438)	—
Class K	—	(36)	(471)	—
Class Y	—	(883)	(1,362)	—
Net realized gain on investments
Class A	(1,947,403)	(31,494,878)	(547,855)	(15,764,453)
Class C	(3,361)	(44,167)	(1,362)	(42,936)
Class K	(6,475)	(19,839)	(1,464)	(6,467)
Class Y	(16,446)	(525,467)	(4,235)	(79,495)
Total Distributions	(1,973,685)	(32,139,352)	(738,127)	(15,893,351)
Capital Share Transactions
Proceeds from sales of shares	18,078,445	28,348,976	18,696,675	35,379,410
Reinvestment of distributions	1,932,741	31,073,433	681,621	14,195,414
Cost of shares redeemed	(41,319,215)	(42,977,446)	(49,090,231)	(36,282,146)
Proceeds from shares issued upon merger[1]	—	—	—	62,495,915
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(21,308,029)	16,444,963	(29,711,935)	75,788,593
Net Increase/(Decrease) in Net Assets	(106,635,291)	7,791,772	(103,997,515)	78,659,496
Net Assets
Beginning of year	199,713,466	191,921,694	163,144,855	84,485,359
End of year	$93,078,175	$199,713,466	$59,147,340	$163,144,855
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(78,575)	$(34,684)	$—
Accumulated Net Investment Loss Included in Net Assets	$(11,002)	$—	$—	$(919,365)
Other Information:
Shares
Sold	1,528,442	1,742,826	1,438,708	1,820,934
Reinvested	246,935	2,163,957	80,975	818,176
Redeemed	(3,928,043)	(2,655,549)	(3,867,843)	(2,074,754)
Issued upon merger[1]	—	—	—	3,422,558
Net Increase/(Decrease)	(2,152,666)	1,251,234	(2,348,160)	3,986,914

[1]	RS Internet Age Fund® merged with RS Technology Fund on August 24, 2007.

The accompanying notes are an integral part of these financial statements.

76	Call 800.766.3863

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Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Growth Fund (Class A)
Year Ended 12/31/08	$40.63	$(0.48)	$(18.05)	$(18.53)	$—	$—	$—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—	—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—	—
Year Ended 12/31/04	28.10	(0.50)	4.76	4.26	—	—	—
RS Emerging Growth Fund (Class C)
Year Ended 12/31/08	$40.56	$(0.49)	$(18.33)	$(18.82)	$—	$—	$—
Period From 09/06/07[3] to 12/31/07[4]	40.51	(0.09)	0.14	0.05	—	—	—
RS Emerging Growth Fund (Class K)
Year Ended 12/31/08	$40.36	$(0.25)	$(18.35)	$(18.60)	$—	$—	$—
Period From 01/22/07[3] to 12/31/07[4]	35.52	(0.35)	5.19	4.84	—	—	—
RS Emerging Growth Fund (Class Y)
Year Ended 12/31/08	$40.73	$(0.25)	$(18.25)	$(18.50)	$—	$—	$—
Period From 05/01/07[3] to 12/31/07[4]	37.61	(0.16)	3.28	3.12	—	—	—
RS Smaller Company Growth Fund (Class A)
Year Ended 12/31/08	$20.46	$(0.21)	$(9.63)	$(9.84)	$—	$(0.13)	$(0.13)
Year Ended 12/31/07	21.10	(0.22)	1.19	0.97	—	(1.61)	(1.61)
Year Ended 12/31/06	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)
Year Ended 12/31/05	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year Ended 12/31/04	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
RS Smaller Company Growth Fund (Class C)
Period From 01/02/08[3] to 12/31/08[4]	$20.18	$(0.20)	$(9.56)	$(9.76)	$—	$(0.13)	$(0.13)
RS Smaller Company Growth Fund (Class K)
Year Ended 12/31/08	$20.40	$(0.24)	$(9.69)	$(9.93)	$—	$(0.13)	$(0.13)
Period From 03/02/07[3] to 12/31/07[4]	20.92	(0.05)	1.14	1.09	—	(1.61)	(1.61)
RS Smaller Company Growth Fund (Class Y)
Year Ended 12/31/08	$20.50	$(0.12)	$(9.71)	$(9.83)	$—	$(0.13)	$(0.13)
Period From 05/01/07[3] to 12/31/07[4]	22.01	(0.04)	0.14	0.10	—	(1.61)	(1.61)

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.

78	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$22.10	(45.61)%	$251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
40.63	13.94%	563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%

$21.74	(46.40)%	$305	3.11%	3.11%	(2.85)%	(2.85)%	159%
40.56	0.12%	161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$21.76	(46.09)%	$212	2.40%	2.40%	(2.14)%	(2.14)%	159%
40.36	13.63%	64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$22.23	(45.42)%	$6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
40.73	8.30%	11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

$10.49	(48.08)%	$98,315	1.54%	1.55%	(1.11)%	(1.12)%	169%
20.46	4.64%	249,795	1.51%	1.52%	(0.94)%	(0.95)%	136%
21.10	4.62%	299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%
21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%
22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%

$10.29	(48.35)%	$18	3.82%	3.84%	(3.42)%	(3.44)%	169%

$10.34	(48.66)%	$93	2.70%	2.71%	(2.30)%	(2.31)%	169%
20.40	5.25%	61	1.90%	3.40%	(1.32)%	(2.82)%	136%

$10.54	(47.94)%	$1,026	1.27%	1.28%	(0.85)%	(0.86)%	169%
20.50	0.49%	1,679	1.25%	1.30%	(0.60)%	(0.65)%	136%

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	79

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund (Class A)
Year Ended 12/31/08	$27.43	$(0.40)	$(11.95)	$(12.35)	$—	$—	$—
Year Ended 12/31/07	24.13	(0.44)	3.74	3.30	—	—	—
Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—	—
Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—	—
Year Ended 12/31/04	22.36	(0.29)	0.62	0.33	—	—	—
RS Select Growth Fund (Class C)
Year Ended 12/31/08	$27.40	$(0.24)	$(12.17)	$(12.41)	$—	$—	$—
Period From 11/15/07[3] to 12/31/07[4]	27.76	(0.04)	(0.32)	(0.36)	—	—	—
RS Select Growth Fund (Class K)
Year Ended 12/31/08	$27.32	$(0.40)	$(12.15)	$(12.55)	$—	$—	$—
Period From 02/12/07[3] to 12/31/07[4]	24.77	(0.13)	2.68	2.55	—	—	—
RS MidCap Opportunities Fund (Class A)
Year Ended 12/31/08	$14.17	$(0.13)	$(7.32)	$(7.45)	$—	$(0.26)	$(0.26)
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)	(2.46)
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)	(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—	—
Year Ended 12/31/04	10.84	(0.08)	1.42	1.34	—	—	—
RS MidCap Opportunities Fund (Class C)
Year Ended 12/31/08	$14.05	$(0.12)	$(7.31)	$(7.43)	$—	$(0.26)	$(0.26)
Period From 05/21/07[3] to 12/31/07[4]	16.14	(0.08)	0.45	0.37	—	(2.46)	(2.46)
RS MidCap Opportunities Fund (Class K)
Year Ended 12/31/08	$14.08	$(0.07)	$(7.38)	$(7.45)	$—	$(0.26)	$(0.26)
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)	(2.46)
Period From 12/04/06[3] to 12/31/06[4]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)	(0.44)
RS MidCap Opportunities Fund (Class Y)
Year Ended 12/31/08	$14.21	$(0.03)	$(7.42)	$(7.45)	$—	$(0.26)	$(0.26)
Period From 05/01/07[3] to 12/31/07[4]	15.44	(0.06)	1.29	1.23	—	(2.46)	(2.46)

See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.

80	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$15.08	(45.02)%	$47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%
27.43	13.68%	129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%
24.13	8.06%	215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%
22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%
22.69	1.48%	953,811	1.58%	1.62%	(1.23)%	(1.27)%	230%

$14.99	(45.29)%	$109	2.34%	2.35%	(1.99)%	(2.00)%	157%
27.40	(1.30)%	2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$14.77	(45.94)%	$42	3.41%	3.69%	(3.06)%	(3.34)%	157%
27.32	10.29%	14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$6.46	(52.50)%	$89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%
14.17	17.53%	288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%
14.17	9.43%	267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
13.34	9.52%	218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%
12.18	12.36%	208,554	1.49%	1.64%	(0.88)%	(1.03)%	184%

$6.36	(52.80)%	$450	2.02%	2.34%	(1.54)%	(1.86)%	281%
14.05	2.43%	484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$6.37	(52.83)%	$288	2.10%	2.15%	(1.60)%	(1.65)%	281%
14.08	16.97%	138	2.04%	3.67%	(1.65)%	(3.28)%	262%
14.16	(3.32)%	2	1.50%	1.53%	(1.10)%	(1.13)%	214%

$6.50	(52.35)%	$998	1.00%	1.05%	(0.55)%	(0.60)%	281%
14.21	8.12%	3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%
See notes to Financial Highlights on page 83.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	81

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund (Class A)
Year Ended 12/31/08	$14.43	$(0.03)	$(6.28)	$(6.31)	$—	$(0.16)	$(0.16)
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)	(2.80)
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)	(2.34)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)
Year Ended 12/31/04	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)
RS Growth Fund (Class C)
Year Ended 12/31/08	$14.38	$(0.07)	$(6.24)	$(6.31)	$—	$(0.16)	$(0.16)
Period From 06/29/07[3] to 12/31/07[4]	16.64	(0.03)	0.54	0.51	—	(2.77)	(2.77)
RS Growth Fund (Class K)
Year Ended 12/31/08	$14.50	$(0.04)	$(6.32)	$(6.36)	$—	$(0.16)	$(0.16)
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)	(2.66)
Period From 11/27/06[3] to 12/31/06[4]	17.43	0.01	0.15	0.16	(0.01)	(2.33)	(2.34)
RS Growth Fund (Class Y)
Year Ended 12/31/08	$14.41	$0.02	$(6.29)	$(6.27)	$—	$(0.16)	$(0.16)
Period From 05/01/07[3] to 12/31/07[4]	15.81	—	1.46	1.46	—	(2.86)	(2.86)
RS Technology Fund (Class A)
Year Ended 12/31/08	$17.53	$(0.14)	$(8.78)	$(8.92)	$(0.03)	$(0.08)	$(0.11)
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)	(1.86)
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)	(1.82)
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—	—
Year Ended 12/31/04	14.93	(0.30)	1.39	1.09	—	—	—
RS Technology Fund (Class C)
Year Ended 12/31/08	$17.39	$(0.25)	$(8.66)	$(8.91)	$(0.03)	$(0.08)	$(0.11)
Period From 05/02/07[3] to 12/31/07[4]	16.92	(0.12)	2.45	2.33	—	(1.86)	(1.86)
RS Technology Fund (Class K)
Year Ended 12/31/08	$17.44	$(0.09)	$(8.85)	$(8.94)	$(0.03)	$(0.08)	$(0.11)
Period From 01/19/07[3] to 12/31/07[4]	15.59	(0.09)	3.80	3.71	—	(1.86)	(1.86)
RS Technology Fund (Class Y)
Year Ended 12/31/08	$17.57	$(0.05)	$(8.86)	$(8.91)	$(0.03)	$(0.08)	$(0.11)
Period From 05/01/07[3] to 12/31/07[4]	16.79	(0.05)	2.69	2.64	—	(1.86)	(1.86)

The accompanying notes are an integral part of these financial statements.

82	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$7.96	(43.73)%	$91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%
14.43	13.10%	196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%
15.25	10.79%	191,915	1.35%	1.35%	0.07%	0.07%	180%
15.85	11.32%	206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%
16.66	11.95%	217,505	1.49%	1.69%	(0.55)%	(0.75)%	163%

$7.91	(43.88)%	$198	1.89%	2.69%	(0.83)%	(1.63)%	281%
14.38	3.14%	268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$7.98	(43.86)%	$343	2.08%	2.08%	(0.98)%	(0.98)%	281%
14.50	12.63%	179	1.87%	3.01%	(0.88)%	(2.02)%	242%
15.25	0.73%	7	1.62%	1.62%	0.26%	0.26%	180%

$7.98	(43.51)%	$823	1.05%	1.05%	(0.03)%	(0.03)%	281%
14.41	9.32%	3,139	0.99%	0.99%	0.02%	0.02%	242%

$8.50	(50.90)%	$58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%
17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%
15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%
16.02	7.30%	132,451	1.62%	1.64%	(1.47)%	(1.49)%	143%

$8.37	(51.26)%	$144	2.33%	2.88%	(1.32)%	(1.87)%	115%
17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$8.39	(51.28)%	$159	2.52%	2.66%	(1.81)%	(1.95)%	115%
17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$8.55	(50.73)%	$430	1.35%	1.35%	(0.41)%	(0.41)%	115%
17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	83

Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund and RS Technology Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A, C and K shares. RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund and RS Technology Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the

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circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal

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Notes to Financial Statements (continued)

Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at

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the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
RS Emerging Growth Fund	$—	$—	—
RS Smaller Company Growth Fund	—	—	—
RS Select Growth Fund	—	6,501,625	5.00%
RS MidCap Opportunities Fund	—	1,374,782	0.87%
RS Growth Fund	—	3,390,212	2.34%
RS Technology Fund	—	556,990	2.50%
*	For the year ended December 31, 2008.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Emerging Growth Fund	0.95%
RS Smaller Company Growth Fund	1.00%
RS Select Growth Fund	1.00%
RS MidCap Opportunities Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rates set forth below:

Fund	Rate
RS Smaller Company Growth Fund	0.99%
RS Select Growth Fund	0.99%
RS MidCap Opportunities Fund	0.80%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2009; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS MidCap Opportunities Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2009, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

For the year ended December 31, 2008, RS Investments voluntarily reimbursed certain class specific expenses.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of a Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. A Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds.

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Notes to Financial Statements (continued)

Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in a Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Emerging Growth Fund
Class A	0.25%	$1,026,983
Class C	1.00%	2,307
Class K	0.65%	1,277
Class Y	0.00%	—
RS Smaller Company Growth Fund
Class A	0.25%	449,096
Class C	1.00%	102
Class K	0.65%	611
Class Y	0.00%	—
RS Select Growth Fund
Class A	0.25%	222,284
Class C	1.00%	78
Class K	0.65%	251
RS MidCap Opportunities Fund
Class A	0.25%	510,025
Class C	1.00%	6,573
Class K	0.65%	1,912
Class Y	0.00%	—
RS Growth Fund
Class A	0.25%	378,302
Class C	1.00%	2,263
Class K	0.65%	2,034
Class Y	0.00%	—

Fund	Annual Rate	Distribution Fees
RS Technology Fund
Class A	0.25%	$264,796
Class C	1.00%	2,684
Class K	0.65%	1,072
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2008, PAS received $2,377,317 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Emerging Growth Fund	$2,068
RS Smaller Company Growth Fund	947
RS Select Growth Fund	671
RS MidCap Opportunities Fund	5,546
RS Growth Fund	1,950
RS Technology Fund	5,494

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Emerging Growth Fund	$678
RS Smaller Company Growth Fund	750
RS Select Growth Fund	6
RS MidCap Opportunities Fund	597
RS Growth Fund	221
RS Technology Fund	6,525

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, was as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2008	2007	2008	2007
RS Emerging Growth Fund	$—	$—	$—	$—
RS Smaller Company Growth Fund	—	4,934,003	1,254,385	13,676,310
RS Select Growth Fund	—	—	—	—
RS MidCap Opportunities Fund	—	26,109,802	3,624,682	17,438,498
RS Growth Fund	687,265	10,254,563	1,286,420	21,884,789
RS Technology Fund	690,900	5,830,717	47,227	10,062,634

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2008.

	Expiring
Fund	2009	2010	2014	2015	2016	Total
RS Emerging Growth Fund	$505,722,821	$722,212,997	$—	$—	$66,429,491	$1,294,365,309
RS Smaller Company Growth Fund	—	—	—	—	30,082,754	30,082,754
RS Select Growth Fund	—	100,139,373	—	—	11,629,613	111,768,986
RS MidCap Opportunities Fund	—	—	—	—	57,063,693	57,063,693
RS Growth Fund	—	—	—	—	29,047,726	29,047,726
RS Technology Fund	11,214,614	—	—	—	—	11,214,614

During the year ended December 31, 2008, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Emerging Growth Fund	$—
RS Smaller Company Growth Fund	—
RS Select Growth Fund	—
RS MidCap Opportunities Fund	—
RS Growth Fund	—
RS Technology Fund	3,439,147

For RS Technology Fund, $2,814,209 of capital loss carryovers expired in the year ended December 31, 2008.

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Emerging Growth Fund	$35,384,351
RS Smaller Company Growth Fund	25,485,260
RS Select Growth Fund	6,210,862
RS MidCap Opportunities Fund	28,934,346
RS Growth Fund	15,878,800
RS Technology Fund	24,868,762

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Notes to Financial Statements (continued)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Depreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Emerging Growth Fund	$325,091,703	$(53,912,812)	$16,681,724	$(70,594,536)
RS Smaller Company Growth Fund	123,460,637	(21,765,119)	8,151,711	(29,916,830)
RS Select Growth Fund	60,405,233	(12,312,781)	2,025,197	(14,337,978)
RS MidCap Opportunities Fund	117,094,391	(25,384,792)	2,309,881	(27,694,673)
RS Growth Fund	119,227,942	(17,883,906)	2,855,051	(20,738,957)
RS Technology Fund	86,196,758	(22,529,058)	3,016,310	(25,545,368)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

			RS Emerging Growth Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	1,965,350	$62,111,363		2,019,943	$81,014,471
Shares redeemed	(4,456,120)	(132,776,846)		(8,872,900)	(344,065,434)

Net decrease	(2,490,770)	$(70,665,483)		(6,852,957)	$(263,050,963)
Class C
Shares sold	13,824	$385,322		3,966	$165,783
Shares redeemed	(3,760)	(109,380)		— (a)	(24)

Net increase	10,064	$275,942		3,966	$165,759
Class K
Shares sold	9,420	$300,710		1,607	$63,943
Shares redeemed	(1,252)	(35,900)		(12)	(484)

Net increase	8,168	$264,810		1,595	$63,459
Class Y
Shares sold	68,776	$1,414,444		277,412	$10,623,556
Shares redeemed	(60,478)	(1,950,542)		(5,754)	(226,536)

Net increase/(decrease)	8,298	$(536,098)		271,658	$10,397,020

(a)	Rounds to less than one full share.

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			RS Smaller Company Growth Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	4,227,396	$67,839,900		2,508,706	$55,958,544
Shares reinvested	116,808	1,191,258		808,424	16,427,173
Shares redeemed	(7,180,983)	(104,089,800)		(5,303,981)	(118,807,659)

Net decrease	(2,836,779)	$(35,058,642)		(1,986,851)	$(46,421,942)
Class C
Shares sold	1,714	$24,300		—	$—
Shares reinvested	21	219		—	—

Net increase	1,735	$24,519		—	$—
Class K
Shares sold	7,454	$119,465		2,769	$62,246
Shares reinvested	112	1,125		217	4,391
Shares redeemed	(1,545)	(19,454)		—	—

Net increase	6,021	$101,136		2,986	$66,637
Class Y
Shares sold	40,307	$586,459		95,773	$2,153,702
Shares reinvested	1,256	12,853		5,983	121,822
Shares redeemed	(26,107)	(396,523)		(19,846)	(441,795)

Net increase	15,456	$202,789		81,910	$1,833,729

			RS Select Growth Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	296,087	$6,444,480		880,165	$23,707,307
Shares redeemed	(1,862,505)	(40,911,251)		(5,070,528)	(132,322,773)

Net decrease	(1,566,418)	$(34,466,771)		(4,190,363)	$(108,615,466)
Class C
Shares sold	7,255	$103,909		73	$2,000
Shares redeemed	(42)	(601)		—	—

Net increase	7,213	$103,308		73	$2,000
Class K
Shares sold	2,675	$59,646		508	$13,924
Shares redeemed	(361)	(6,864)		(6)	(201)

Net increase	2,314	$52,782		502	$13,723

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Notes to Financial Statements (continued)

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Transactions in Capital Shares (continued)

			RS MidCap Opportunities Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	2,148,565	$23,217,623		3,066,726	$48,712,637
Shares reinvested	549,648	3,451,734		2,921,742	40,933,604
Shares redeemed	(9,226,414)	(83,156,334)		(4,503,282)	(71,096,525)

Net increase/(decrease)	(6,528,201)	$(56,486,977)		1,485,186	$18,549,716
Class C
Shares sold	46,955	$541,024		30,442	$492,415
Shares reinvested	2,424	14,979		4,010	55,736
Shares redeemed	(13,108)	(117,365)		(9)	(147)

Net increase	36,271	$438,638		34,443	$548,004
Class K
Shares sold	41,728	$453,801		9,418	$148,695
Shares reinvested	1,765	10,926		1,371	19,103
Shares redeemed	(8,048)	(77,094)		(1,111)	(18,290)

Net increase	35,445	$387,633		9,678	$149,508
Class Y
Shares sold	99,139	$1,033,374		355,911	$5,610,396
Shares reinvested	5,899	37,222		37,261	523,512
Shares redeemed	(201,965)	(2,376,871)		(142,660)	(2,383,871)

Net increase/(decrease)	(96,927)	$(1,306,275)		250,512	$3,750,037

			RS Growth Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	1,454,325	$17,259,429		1,469,494	$23,858,238
Shares reinvested	243,799	1,908,706		2,123,377	30,491,686
Shares redeemed	(3,773,132)	(39,420,971)		(2,589,964)	(41,849,845)

Net increase/(decrease)	(2,075,008)	$(20,252,836)		1,002,907	$12,500,079
Class C
Shares sold	13,076	$128,572		16,202	$281,482
Shares reinvested	285	2,079		2,418	34,556
Shares redeemed	(6,923)	(62,217)		—	—

Net increase	6,438	$68,434		18,620	$316,038
Class K
Shares sold	35,441	$420,076		12,686	$200,277
Shares reinvested	744	5,455		1,461	20,895
Shares redeemed	(5,646)	(67,276)		(2,194)	(37,380)

Net increase	30,539	$358,255		11,953	$183,792
Class Y
Shares sold	25,600	$270,368		244,444	$4,008,339
Shares reinvested	2,107	16,501		36,701	526,296
Shares redeemed	(142,342)	(1,768,751)		(63,391)	(1,090,221)

Net increase/(decrease)	(114,635)	$(1,481,882)		217,754	$3,444,414

			RS Technology Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	1,394,254	$18,153,339		1,747,962	$34,000,265
Shares reinvested	79,966	673,158		812,061	14,089,250
Shares redeemed	(3,831,384)	(48,629,409)		(2,073,020)	(36,248,086)
Shares issued upon merger(1)	—	—		3,422,418	62,493,360

Net increase/(decrease)	(2,357,164)	$(29,802,912)		3,909,421	$74,334,789
Class C
Shares sold	1,708	$22,926		26,736	$523,227
Shares reinvested	113	932		1,174	20,231
Shares redeemed	(10,813)	(142,524)		(1,665)	(32,674)

Net increase/(decrease)	(8,992)	$(118,666)		26,245	$510,784
Class K
Shares sold	15,996	$213,374		3,553	$68,441
Shares reinvested	235	1,935		374	6,467
Shares redeemed	(1,311)	(18,818)		(68)	(1,362)
Shares issued upon merger(1)	—	—		140	2,555

Net increase	14,920	$196,491		3,999	$76,101
Class Y
Shares sold	26,750	$307,036		42,683	$787,477
Shares reinvested	661	5,596		4,567	79,466
Shares redeemed	(24,335)	(299,480)		(1)	(24)

Net increase	3,076	$13,152		47,249	$866,919

(1)	RS Internet Age Fund® merged with RS Technology Fund on August 24, 2007.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Emerging Growth Fund	$625,920,533	$664,055,667
RS Smaller Company Growth Fund	284,186,724	306,354,837
RS Select Growth Fund	131,143,891	174,787,084
RS MidCap Opportunities Fund	560,666,319	621,271,017
RS Growth Fund	415,198,819	427,701,853
RS Technology Fund	116,564,236	135,450,545

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults,

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Notes to Financial Statements (continued)

the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, and RS Technology Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

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Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2008 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Growth Fund	100%
RS Technology Fund	86.77%

Dividend Received Deduction:

RS Growth Fund	34.02%
RS Technology Fund	1.31%

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 22 series of RS Investment Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, RS Technology Fund, RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS Equity Dividend Fund (the “RS-Managed Funds”); RS Large Cap Value Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value Fund; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

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Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization show-

ing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fee for RS Smaller Company Growth Fund appeared to be higher in relation to its peer funds than the other Funds; in the course of their discussions with the Trustees, representatives of RS Investments noted that, in light of those expenses and other factors, RS Investments would likely consider strategic alternatives for that Fund in the coming year.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments informed the Trustees that RS Investments would lower the expense limitation with respect to both the RS S&P 500 Index Fund and the RS Money Market Fund, thereby improving those Funds’ comparative advisory fee and total operating expense levels in comparison with their peers. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

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RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the variable versions of the Funds had been less profitable generally than the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees discussed specifically with RS Investments and among themselves the advisability of implementing advisory fee breakpoints for three of the largest Funds and, after discussions with management, determined that, although it may be appropriate to implement breakpoints in the future for those Funds, such a step did not appear warranted at the time, in light of, among other things, the performance of the Funds, current and anticipated market conditions, and other factors.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities

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Supplemental Information (unaudited) (continued)

trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Smaller Company Growth Fund, and RS High Yield Bond Fund had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond Fund had experienced a significant portfolio manager change, and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Smaller Company Growth Fund.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

•	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

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The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

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Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

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388 Market Street  San Francisco  CA  94111

www.RSinvestments.com	800-766-3863

EB-015097 (12/08)    AR913_G

08	ANNUAL REPORT

Value Funds

RS Partners Fund

RS Value Fund

RS Investors Fund

RS Global Natural Resources Fund

RS Large Cap Value Fund

12.31.08

Class A, B, C, K and Y Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

†	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 118 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholder,

As we enter 2009, I wanted to provide our thoughts on the market, the economy and how we’re positioned for eventual recovery.

While we’ve experienced several recessions throughout our long careers, this one certainly feels worse than the rest. Several indicators point to the fact that this recession will last longer and be deeper than others in recent history.

We are encouraged by the government’s inclination to take meaningful action to restore economic stability. Even with their actions, real recovery is likely to take time. While the overall health of the economy is an important input to our research, it’s one input of many. Our focus remains on individual company fundamentals and we are closely tracking how the management teams of the companies in our portfolios are responding to the downturn and, ultimately, how they are positioning their businesses to generate long-term returns.

Historically, the Market has been a Leading Indicator of Recessions and Recoveries

The stock market has historically been an accurate and leading indicator of economic change. Once again, entering this recession, the market proved its predictive capabilities. As you may recall, the stock market first wobbled in anticipation of credit troubles well over a year ago, in July 2007. As we bumped along through the ensuing year and the market continued to decline, it became more evident that a recession was imminent or underway already.

In October 2008, the S&P 500 Index® lost 16.79% of its value, marking one of the worst months in the history of the Index. On November 28, 2008, the National Bureau of Economic Research (NBER) confirmed what the market already knew: the US economy officially entered into a recession in late 2007.

The economy has experienced 11 recessions since 1945. In each of these periods, the market declined in advance of, and in sympathy with, a weakening economy. It’s important to note that in the midst of

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CEO’s Letter (continued)

each recession, when the economic mood was at its bleakest, the market recovered in anticipation of improving results. There was no official proclamation that the recession was over; the returns came in fits and starts and, ultimately, accrued to long-term gains. Such is the nature of the market and it should serve as a reminder to us that maintaining a long-term perspective is more critical now than ever.

Fundamentals Will Lead the Way

We cannot tell you when the market and economy will recover. We can tell you, however, that recovery will be led by individual companies whose fundamentals are already strong and/or improving. That’s where research becomes critically important. Our funds are managed by five distinct investment management and research teams, each of them deeply staffed with experienced investment professionals. On average, each team member relies on more than 14 years’ investment experience and has managed through several recessions and recoveries.

Our teams are actively engaged with the companies in which we invest and they continue to scour the landscape for stable, well-capitalized and innovative companies with improving fundamentals and prospects for growth. There are companies who will emerge from this current difficulty with improved competitive positions. We expect that these companies will lead the market into recovery and we seek to own them in our portfolios.

Maintain a Long-Term View

As asset managers, the most important thing we can do is to stay true to our long-established investment processes. For individual investors, if you’re invested in the market and continue to have the benefit of an extended time horizon, it’s important to stay committed to your long-term plan.

Invest with a Committed Partner: RS Investments

Through this downturn, and in the eventual recovery, you can be assured that every member of our invest-

ment teams continues to diligently work on your behalf. Here are some reasons why we believe RS funds, and our shareholders, are well-positioned for long-term success.

RS Performance: Despite a challenging market environment, our funds’ long-term track records remain strong. I encourage you to review some of the highly ranked funds on pages 4 and 5 of this report. These rankings serve as validation of the strength of our teams and long-term investment approach across value, core, growth, international, and fixed income funds.

RS Research: Our long history and experience reminds us that capital markets are resilient and, eventually, excesses — both on the upside and downside — are purged from the system. We believe strongly in the power of fundamental research. Never before has diligent research served as a more useful tool for managing risk and identifying opportunity.

RS Expertise: Our investment strategies are led by dedicated value, core, growth, international, and fixed income teams. These teams bring hundreds of years of collective investment experience among them. Our clients benefit from this expertise and, with the RS fund family, can diversify and position their portfolios for many risk tolerances and market climates.

RS Commitment: After more than 22 years in business, we remain committed to serving our shareholders and earning your trust every day. Our investments in world-class investment compliance and operational systems and service capabilities help us provide you with transparency into what we do on your behalf. We have the financial strength and backing of a 148-year-old mutual insurance company, Guardian Life Insurance Company of America, as a majority owner of our firm. Shareholders of our funds can take comfort in our commitment and ability to be here — as partners — to serve your investment needs long into the future.

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Looking Ahead

We believe that our portfolios are well-positioned for an eventual recovery. As conditions improve, and we believe they will, we will continue to patiently build positions in companies that we believe have solid management teams, superior margins and capital positions, and proven competitive advantages when valuations provide us with adequate downside protection.

We value our role as stewards of your investments and thank you for your business.

Sincerely,

Terry R. Otton

Chief Executive Officer

www.RSinvestments.com	3

Highlights

RS Funds Provides Specialized Expertise Across Investment Disciplines

The RS Investments Difference: > Distinct and specialized investment teams > Highly experienced investment professionals > Aligned with Shareholders

RS Fund Highlights

The following RS Funds (Class A Shares) delivered strong performance relative to their peers based on total return, according to Lipper1 Analytical Services as of 12/31/08.

■	RS Tax-Exempt Fund earned the #1 ranking for the ten-year period.	#1 out of 146 for the ten-year period: General Municipal Debt category. This Fund ranked 16 out of 228, 14 out of 208, 2 out of 199, for the one-, three-, and five-year periods respectively.

■	RS Large Cap Alpha Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#6 out of 720 for the three-year period: Large Cap Core category. This Fund ranked 36 out of 851, 21 out of 606,198 out of 344, for the one-, five-, and ten-year periods respectively.

■	RS Low Duration Bond Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#12 out of 213 for the three-year period: Short Investment Grade Debt category. This Fund ranked 17 out of 260,13 out of 178, for the one- and five-year periods respectively.

■	RS Value Fund earned a top-decile ranking for the ten-year period.	#6 out of 73 for the ten-year period: Mid Cap Value category. This Fund ranked 251 out of 353,181 out of 285, 54 out of 212, for the one-, three-, and five-year periods respectively.

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

4	Call 800.766.3863

More RS Fund Highlights — Lipper and Morningstar2

The following RS Funds (Class A Shares) earned high quarterly rankings relative to their Lipper peers (based on total return) from Lipper Analytical Services, and Morningstar ratings (based on risk-adjusted returns) from Morningstar, as of 12/31/08.

	Lipper Ranking					Morningstar Rating™
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« ««« (out of 423 funds)	« «« (out of 423 funds)	« ««« (out of 337 funds)	« «««« (out of 163 funds)	Mid-Cap Blend Category
	3rd 251/353	3rd 181/285	2nd 54/212	1st 6/73	including the effect of sales charges, loads, and redemption fees	«««« (out of 423 funds)	«« (out of 423 funds)	««« (out of 337 funds)	««««« (out of 163 funds)

RS Global Natural Resources Fund	Lipper Category: Global Natural Resources				without sales charge	« ««« (out of 154 funds)	« «« (out of 154 funds)	« ««« (out of 110 funds)	« «««« (out of 70 funds)	Specialty-Natural Resources Category
	2nd 26/97	3rd 43/65	3rd 25/47	2nd 9/30	including the effect of sales charges, loads, and redemption fees	«««« (out of 154 funds)	««« (out of 154 funds)	««« (out of 110 funds)	«««« (out of 70 funds)
RS Core Funds

RS Large Cap Alpha Fund	Lipper Category: Large Cap Core				without sales charge	« ««« (out of 1,748 funds)	« «««« (out of 1,748 funds)	« «««« (out of 1,365 funds)	« « (out of 683 funds)	Large Blend Category
	1st 36/851	1st 6/720	1st 21/606	3rd 198/344	including the effect of sales charges, loads, and redemption fees	«««« (out of 1,748 funds)	««««« (out of 1,748 funds)	««««« (out of 1,365 funds)	«« (out of 683 funds)
RS Growth Funds

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 238 funds)	« « (out of 238 funds)	« « (out of 216 funds)	« «« (out of 74 funds)	Specialty-Technology Category
	3rd 71/95	3rd 63/90	3rd 51/81	1st 6/23	including the effect of sales charges, loads, and redemption fees	««« (out of 238 funds)	«« (out of 238 funds)	«« (out of 216 funds)	««« (out of 74 funds)
RS International Funds

RS International Growth Fund	Lipper Category: International Large Cap Growth				without sales charge	« «« (out of 209 funds)	« «« (out of 209 funds)	« «« (out of 164 funds)	« « (out of 80 funds)	Foreign Large Growth Category
	2nd 40/103	2nd 39/86	2nd 24/72	3rd 29/41	including the effect of sales charges, loads, and redemption fees	««« (out of 209 funds)	««« (out of 209 funds)	««« (out of 164 funds)	«« (out of 80 funds)

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 233 funds)	« «« (out of 233 funds)	« ««« (out of 192 funds)	« ««« (out of 111 funds)	Diversified Emerging Markets Category
	3rd 181/303	2nd 58/213	1st 30/175	1st 23/99	including the effect of sales charges, loads, and redemption fees	««« (out of 233 funds)	««« (out of 233 funds)	««« (out of 192 funds)	««« (out of 111 funds)
RS Fixed Income Funds

RS Investment Quality Bond Fund	Lipper Category: Intermediate Investment Grade Debt				without sales charge	« «« (out of 991 funds)	« «« (out of 991 funds)	« «« (out of 857 funds)	« «« (out of 458 funds)	Intermediate- Term Bond Category
	2nd 210/571	2nd 172/467	2nd 125/394	2nd 61/199	including the effect of sales charges, loads, and redemption fees	««« (out of 991 funds)	««« (out of 991 funds)	««« (out of 857 funds)	««« (out of 458 funds)

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 375 funds)	« ««« (out of 375 funds)	« ««« (out of 318 funds)	N/A	Short-Term Bond Category
	1st 17/260	1st 12/213	1st 13/178	N/A	including the effect of sales charges, loads, and redemption fees	«««« (out of 375 funds)	«««« (out of 375 funds)	«««« (out of 318 funds)	N/A

RS High Yield Bond Fund	Lipper Category: High Current Yield				without sales charge	« ««« (out of 479 funds)	« ««« (out of 479 funds)	« ««« (out of 405 funds)	« «« (out of 253 funds)	High Yield Bond Category
	1st 66/466	1st 80/396	1st 66/334	3rd 108/201	including the effect of sales charges, loads, and redemption fees	««« (out of 479 funds)	««« (out of 479 funds)	««« (out of 405 funds)	««« (out of 253 funds)

RS Tax-Exempt Fund	Lipper Category: General Municipal Debt				without sales charge	« «««« (out of 250 funds)	« «««« (out of 250 funds)	« «««« (out of 241 funds)	« «««« (out of 206 funds)	Muni National Long Category
	1st 16/228	1st 14/208	1st 2/199	1st 1/146	including the effect of sales charges, loads, and redemption fees	«««« (out of 250 funds)	«««« (out of 250 funds)	«««« (out of 241 funds)	«««« (out of 206 funds)

Performance quoted represents past performance and does not guarantee future results.

www.RSinvestments.com	5

Performance Update

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-38.63%	-13.08%	-0.63%	9.96%	9.26%
with maximum sales charge			-41.55%	-14.48%	-1.59%	9.43%	8.86%
Class K	RSPKX	10/13/06
without sales charge			-38.84%	—	—	—	-19.78%
Class Y	RSPYX	05/01/07
without sales charge			-38.52%	—	—	—	-30.14%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-41.73%	-11.06%	0.32%	9.12%	4.26%
with maximum sales charge			-44.50%	-12.48%	-0.65%	8.59%	3.94%
Class C	RVACX	05/01/07
without sales charge			-42.13%	—	—	—	-30.57%
with sales charge			-42.70%	—	—	—	-30.57%
Class K	RSVKX	12/04/06
without sales charge			-41.96%	—	—	—	-21.85%
Class Y	RSVYX	05/01/07
without sales charge			-41.50%	—	—	—	-29.84%

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 118 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-49.50%	-16.15%	—	—	-14.39%
with maximum sales charge			-51.91%	-17.50%	—	—	-15.71%
Class C	RIVCX	07/24/07
without sales charge			-48.80%	—	—	—	-40.54%
with maximum sales charge			-49.24%	—	—	—	-40.54%
Class K	RSIKX	01/03/07
without sales charge			-50.25%	—	—	—	-29.94%
Class Y	RSIYX	05/01/07
without sales charge			-49.52%	—	—	—	-36.40%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			-46.76%	-8.73%	7.76%	14.12%	8.47%
with maximum sales charge			-49.29%	-10.20%	6.72%	13.57%	8.07%
Class C	RGNCX	05/01/07
without sales charge			-47.22%	—	—	—	-25.90%
with sales charge			-47.74%	—	—	—	-25.90%
Class K	RSNKX	12/04/06
without sales charge			-47.01%	—	—	—	-17.97%
Class Y	RSNYX	05/01/07
without sales charge			-46.57%	—	—	—	-25.00%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-40.34%	-11.08%	-2.71%	—	2.33%
with maximum sales charge			-43.16%	-12.51%	-3.65%	—	1.49%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-40.84%	-11.76%	-3.45%	—	1.56%
with sales charge			-42.39%	-12.18%	-3.56%	—	1.46%
Class C	RLCCX	02/03/03
without sales charge			-40.79%	-11.74%	-3.43%	—	1.58%
with sales charge			-41.31%	-11.74%	-3.43%	—	1.58%
Class K	RLCKX	02/03/03
without sales charge			-40.50%	-11.33%	-2.99%	—	2.05%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-35.67%	-7.62%	-2.01%	3.09%	4.77%
with maximum sales charge			-38.72%	-9.11%	-2.96%	2.59%	4.33%
Class B	GUCBX	05/06/97
without sales charge			-36.26%	-8.53%	-2.97%	2.12%	3.51%
with sales charge			-38.15%	-8.93%	-3.06%	2.12%	3.51%
Class C	RSCCX	08/07/00
without sales charge			-36.23%	-8.41%	-2.91%	—	-2.61%
with sales charge			-36.86%	-8.41%	-2.91%	—	-2.61%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-35.90%	-7.95%	-2.35%	—	0.60%
Class Y	RSCYX	05/01/07
without sales charge			-35.50%	—	—	—	-24.77%
RS Large Cap Alpha Fund Class A	GPAFX	06/01/72
without sales charge			-29.29%	-1.75%	0.81%	-1.97%	11.50%
with maximum sales charge			-32.65%	-3.33%	-0.17%	-2.45%	11.35%
Class B	GUPBX	05/01/96
without sales charge			-29.84%	-2.62%	-0.13%	-2.88%	2.72%
with sales charge			-31.95%	-3.28%	-0.33%	-2.88%	2.72%
Class C	RCOCX	08/07/00
without sales charge			-29.84%	-2.59%	-0.18%	—	-6.76%
with sales charge			-30.54%	-2.59%	-0.18%	—	-6.76%
Class K	RCEKX	05/15/01
without sales charge			-29.52%	-2.11%	0.45%	—	-2.12%
Class Y	RCEYX	05/01/07
without sales charge			-29.13%	—	—	—	-15.65%
RS Equity Dividend Fund Class A	REDAX	07/31/07
without sales charge			-40.27%	—	—	—	-32.60%
with maximum sales charge			-43.12%	—	—	—	-34.88%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Large Cap Alpha Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C	REDCX	07/31/07
without sales charge			-40.52%	—	—	—	-32.92%
with sales charge			-41.11%	—	—	—	-32.92%
Class K	REDKX	07/31/07
without sales charge			-40.32%	—	—	—	-32.65%
Class Y	REDYX	07/31/07
without sales charge			-40.06%	—	—	—	-32.30%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-37.25%	-8.80%	-2.67%	—	-4.43%
with maximum sales charge			-39.13%	-9.71%	-3.27%	—	-4.77%
Class B	RSPBX	08/07/00
without sales charge			-37.62%	-9.48%	-3.38%	—	-5.18%
with sales charge			-39.49%	-10.08%	-3.57%	—	-5.18%
Class C	RSAPX	08/07/00
without sales charge			-37.63%	-9.48%	-3.38%	—	-5.20%
with sales charge			-38.24%	-9.48%	-3.38%	—	-5.20%
Class K	RSPIX	05/15/01
without sales charge			-37.48%	-9.18%	-3.08%	—	-3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-45.61%	-12.13%	-4.69%	0.62%	11.33%
with maximum sales charge			-48.20%	-13.54%	-5.61%	0.13%	11.07%
Class C	REGWX	09/06/07
without sales charge			-46.40%	—	—	—	-37.60%
with sales charge			-46.94%	—	—	—	-37.60%
Class K	RSEKX	01/22/07
without sales charge			-46.09%	—	—	—	-22.31%
Class Y	RSYEX	05/01/07
without sales charge			-45.42%	—	—	—	-27.01%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-48.08%	-17.16%	-6.88%	1.98%	4.55%
with maximum sales charge			-50.55%	-18.49%	-7.79%	1.48%	4.14%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	-48.35%
with maximum sales charge			—	—	—	—	-48.86%
Class K	RSSKX	03/02/07
without sales charge			-48.66%	—	—	—	-28.51%
Class Y	RSMYX	05/01/07
without sales charge			-47.94%	—	—	—	-32.15%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-45.02%	-12.26%	-7.57%	1.91%	6.78%
with maximum sales charge			-47.64%	-13.67%	-8.47%	1.41%	6.36%
Class C	RSGFX	11/15/07
without sales charge			-45.29%	—	—	—	-42.09%
with sales charge			-45.84%	—	—	—	-42.09%
Class K	RSDKX	02/12/07
without sales charge			-45.94%	—	—	—	-24.00%

†	RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-52.50%	-15.14%	-5.54%	0.33%	5.17%
with maximum sales charge			-54.76%	-16.52%	-6.45%	-0.15%	4.79%
Class C	RMOCX	05/21/07
without sales charge			-52.80%	—	—	—	-36.23%
with sales charge			-53.25%	—	—	—	-36.23%
Class K	RSMKX	12/04/06
without sales charge			-52.83%	—	—	—	-26.13%
Class Y	RMOYX	05/01/07
without sales charge			-52.35%	—	—	—	-32.77%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-43.73%	-10.99%	-2.55%	-1.79%	7.33%
with maximum sales charge			-46.40%	-12.42%	-3.49%	-2.27%	7.02%
Class C	RGWCX	06/29/07
without sales charge			-43.88%	—	—	—	-30.45%
with sales charge			-44.43%	—	—	—	-30.45%
Class K	RSGKX	11/27/06
without sales charge			-43.86%	—	—	—	-19.38%
Class Y	RGRYX	05/01/07
without sales charge			-43.51%	—	—	—	-25.07%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-50.90%	-13.40%	-6.59%	-1.78%	3.60%
with maximum sales charge			-53.22%	-14.80%	-7.49%	-2.26%	3.22%
Class C	RINCX	05/02/07
without sales charge			-51.26%	—	—	—	-29.74%
with sales charge			-51.74%	—	—	—	-29.74%
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-51.28%	—	—	—	-22.80%
Class Y	RIFYX	05/01/07
without sales charge			-50.73%	—	—	—	-28.52%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-43.23%	-7.41%	1.30%	-1.11%	4.27%
with maximum sales charge			-45.92%	-8.90%	0.32%	-1.59%	3.95%
Class B	GBGBX	05/01/96
without sales charge			-43.76%	-8.31%	0.32%	-2.17%	0.65%
with sales charge			-45.44%	-8.92%	0.13%	-2.17%	0.65%
Class C	RIGCX	08/07/00
without sales charge			-43.68%	-8.17%	0.50%	—	-4.20%
with sales charge			-44.23%	-8.17%	0.50%	—	-4.20%
Class K	RIGKX	05/15/01
without sales charge			-43.45%	-7.74%	1.10%	—	-1.16%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-55.70%	-4.73%	8.35%	11.15%	5.57%
with maximum sales charge			-57.81%	-6.26%	7.29%	10.62%	5.13%
Class B	REMBX	05/06/97
without sales charge			-56.09%	-5.54%	7.38%	9.75%	4.04%
with sales charge			-57.39%	-5.98%	7.25%	9.75%	4.04%
Class C	REMGX	08/07/00
without sales charge			-56.04%	-5.47%	7.45%	—	6.19%
with sales charge			-56.47%	-5.47%	7.45%	—	6.19%
Class K	REMKX	05/15/01
without sales charge			-55.83%	-5.07%	7.98%	—	10.42%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			-0.35%	3.12%	3.10%	4.61%	5.13%
with maximum sales charge			-4.08%	1.82%	2.32%	4.21%	4.88%
Class B	RIQBX	08/07/00
without sales charge			-1.20%	2.32%	2.31%	—	4.26%
with sales charge			-4.06%	1.71%	2.15%	—	4.26%
Class C	RIQCX	08/07/00
without sales charge			-1.10%	2.35%	2.34%	—	4.28%
with sales charge			-2.05%	2.35%	2.34%	—	4.28%
Class K	RIQKX	05/15/01
without sales charge			-0.74%	2.71%	2.69%	—	4.13%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			3.35%	4.26%	3.08%	—	3.03%
with maximum sales charge			1.01%	3.49%	2.62%	—	2.60%
Class B	RLDBX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			-0.42%	2.86%	2.14%	—	2.09%
Class C	RLDCX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			1.58%	3.48%	2.32%	—	2.26%
Class K	RLDKX	07/30/03
without sales charge			2.94%	3.84%	2.67%	—	2.62%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-20.10%	-4.13%	-0.12%	1.40%	2.30%
with maximum sales charge			-23.05%	-5.36%	-0.88%	1.02%	1.92%
Class B	RHYBX	09/01/98
without sales charge			-20.60%	-4.85%	-0.87%	0.59%	1.46%
with sales charge			-22.80%	-5.37%	-1.01%	0.59%	1.46%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	15

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-20.58%	-4.84%	-0.87%	—	1.08%
with sales charge			-21.32%	-4.84%	-0.87%	—	1.08%
Class K	RHYKX	05/15/01
without sales charge			-20.42%	-4.51%	-0.52%	—	2.02%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.23%	2.07%	2.91%	4.31%	4.61%
with maximum sales charge			-3.94%	0.77%	2.13%	3.91%	4.36%
Class C	RETCX	08/07/00
without sales charge			-1.08%	1.27%	2.12%	—	3.95%
with sales charge			-2.04%	1.27%	2.12%	—	3.95%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.82%	3.50%	2.69%	2.81%	4.75%
Class B	RMBXX	05/01/96
without sales charge			1.08%	2.74%	2.10%	2.32%	2.80%
with sales charge			-1.92%	2.10%	1.92%	2.32%	2.80%
Class C	RMCXX	08/07/00
without sales charge			1.08%	2.74%	2.10%	—	1.84%
with sales charge			0.08%	2.74%	2.10%	—	1.84%
Class K	RMKXX	05/15/01
without sales charge			1.42%	3.09%	2.34%	—	1.79%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any Fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value Fund.

MacKenzie B. Davis, CFA

MacKenzie B. Davis (RS) has been a co-portfolio manager of RS Global Natural Resources Fund since January 2005 and a co-portfolio manager of RS Value Fund, RS Partners Fund, and RS Investors Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David J. Kelley

David J. Kelley (RS) has been a co-portfolio manager of RS Partners Fund and of RS Value Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

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Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. (RS) has managed RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund since their inceptions. Mr. Pilara has been responsible for the management of RS Value Fund since January 2001, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. (RS) has been a co-portfolio manager of RS Global Natural Resources Fund since May 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College.

Joseph A. Wolf

Joseph A. Wolf (RS) has been a co-portfolio manager of RS Value Fund and of RS Partners Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

www.RSinvestments.com	19

Portfolio Manager Biographies (continued)

Thomas M. Cole, CFA

Thomas M. Cole (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is also Head of North American equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin.

Thomas Digenan, CFA

Thomas Digenan (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University.

Scott Hazen, CFA

Scott Hazen (UBS) has been a member of the investment management team of RS Large Cap Value Fund since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.

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John Leonard, CFA

John Leonard (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Leonard serves as the head of the Fund’s investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is the head of North American equities and the deputy global head of equities at UBS Global AM. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	21

RS Partners Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

The recent period has been challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect a wide array of stocks, often with little regard for underlying fundamentals.

•	During this challenging period, RS Partners Fund delivered negative returns, while also underperforming its benchmark, the Russell 2000® Value Index[3].

•

Fund performance relative to the index was dampened by stock selection in the financial services and materials sectors, as well as by an overweight position in energy shares. On the other hand, relative performance benefited from stock selection in the consumer discretionary and technology sectors.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Partners Fund (Class A Shares) returned -38.63% during the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 2000® Value Index, which returned -28.92%

In 2008, we continued to approach the financial services sector with caution, given our belief that many financial institutions face fundamental headwinds including deteriorating credit conditions, insufficient loan loss reserves and a lack of visibility in underlying balance sheet asset values. Despite this conservative approach, relative performance for the year was curtailed by our stock selection in the financials services sector. In particular, our results were negatively affected by our positions in investment management firms AP

Alternative Assets, L.P. and KKR Private Equity Investors L.P. — two of our biggest detractors for the twelve-month period.

While avoiding segments of the economy where we felt that earnings visibility remained challenged, such as financials, we tended to favor holdings in more-durable, predictable businesses, particularly in the energy and materials sectors where the Fund was overweight. These investments in commodities-related stocks detracted from the Fund’s relative performance, especially as energy and raw materials shares corrected sharply during the second half of the year, along with underlying commodities prices. Stock selection in the materials sector was particularly detrimental to relative performance, largely due to our investment in specialty steel manufacturer Allegheny Technologies Incorporated, which is not included in the Russell 2000® Value Index.

Our overweighting in energy shares also weighed on relative returns, with notable weakness in energy services company Key Energy Services Inc. and Peabody Energy Corporation, the world’s largest private-sector coal producer.

On a positive note, performance relative to the benchmark benefited from positive stock selection in the consumer

22	Call 800.766.3863

discretionary sector, where we continued to find investment opportunities in niche industries such as business and educational services. Standout positive contributors in the consumer discretionary space included Aaron Rents, Inc., which leases electronics and furnishings to businesses and consumers, as well as Corinthian Colleges, Inc. and Career Education Corp., two large post-secondary educational services providers which we believe may benefit as more people seek additional training in response to the weakening job market.

Relative performance was also assisted by the Fund’s stock selection in the technology sector, particularly in the software space where ACI Worldwide Inc. was a positive contributor. ACI Worldwide is a global provider of software products that facilitate electronic payments processing. In November, the company announced a restructuring plan aimed at cutting expenditures and consolidating non-core product lines. The company also reaffirmed its earnings guidance for fiscal year 2008.

Outlook

While the current environment is certainly challenging, we believe it is one in which active, fundamental investors should be able to differentiate themselves. We are excited about the opportunities presented to us by the current market. We continue to adhere to our time-tested strategy of returns-based investing, grassroots research, exhaustive due diligence, and team-oriented investing. We believe that this fundamental investing philosophy will help us to weather short-term uncertainty as we seek to position the Fund to deliver long-term benefits to our investors.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	23

RS Partners Fund (continued)

Total Net Assets: $1,156,989,308	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
ACI Worldwide, Inc.	5.22%
Scientific Games Corp.	3.63%
Denbury Resources, Inc.	3.58%
The Cooper Cos., Inc.	3.36%
Career Education Corp.	3.35%
Magellan Health Services, Inc.	3.28%
Jack Henry & Associates, Inc.	3.20%
Employers Holdings, Inc.	3.17%
Iconix Brand Group, Inc.	3.16%
Allegheny Technologies, Inc.	3.03%
Total	34.98%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serve as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The NASDAQ Composite Index is an unmanaged index that measures all Nasdaq and non-U.S. based common stocks listed on the Nasdaq stock market.

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Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	07/12/95
without sales charge		-38.63%	-13.08%	-0.63%	9.96%	9.26%
with maximum sales charge		-41.55%	-14.48%	-1.59%	9.43%	8.86%
Class K Shares	10/13/06
without sales charge		-38.84%	—	—	—	-19.78%
Class Y Shares	05/01/07
without sales charge		-38.52%	—	—	—	-30.14%
Russell 2000® Value Index[3]		-28.92%	-7.49%	0.27%	6.11%	8.31%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class K 1.86%, and Class Y 1.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Partners Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 10/13/06 in Class K shares of RS Partners Fund and in the Russell 2000® Value Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Partners Fund and in the Russell 2000® Value Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class K 1.86%, and Class Y 1.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

26	Call 800.766.3863

RS Value Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

The recent period has been challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect a wide array of stocks, often with little regard for underlying fundamentals.

•

RS Value Fund delivered a negative return during a challenging period for the financial markets. The Fund also underperformed the Russell MidCap® Value Index[3], due largely to stock selection in the utilities, health care and materials sectors.

•	Stock selection in the consumer discretionary sector aided relative returns, as did positive performance by a number of individual insurance industry investments in the financials sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned - 31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Value Fund (Class A Shares) returned -41.73% during the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell MidCap® Value Index, which returned -38.44%.

During a challenging period for the broader equities markets, Fund performance suffered in particular from stock selection in the utilities, health care and materials sectors. Among individual holdings, our largest detractor was Sunrise Senior Living, the world’s largest senior-living provider with more than 450 communities in the United States, Canada and Europe. The company faced concerns over its sensitivity to the continuing U.S. housing market correction. Despite these pressures, we believe that assisted living facilities will continue to benefit from favorable demographic trends and limited supply growth.

In the materials and processing area, a number of our commodities-related investments sold off on concerns over a global economic slowdown. Detractors included specialty steel producer Allegheny Technologies Inc. and diversified chemical company Eastman Chemical Co. We remain very selective in our choice of commodities-related investments, targeting high-quality businesses that we believe possess asset bases that will support growth even in a less favorable commodity price and financing environment.

Additionally, relative performance was dampened by our investment in several financial services holdings, notably asset management firms Alternative Assets, L.P. and KKR Private Equity Investors L.P. Given uncertainty regarding credit conditions and financial sector balance sheets, the Fund continues to hold an underweight position in financial services, relative to the benchmark index.

Despite our cautious approach to the financials sector overall, relative performance did benefit from several

www.RSinvestments.com	27

RS Value Fund (continued)

individual investments in the insurance area, notably Fidelity National Financial Inc., ACE Ltd, and AON Corp. We continue to find interesting investment opportunities among the better capitalized insurers, which we believe will continue to take market share away from their larger distressed competitors.

The Fund’s relative performance was also supported by stock selection in the consumer discretionary sector, where educational services provider Career Education Corp. (CEC) was a major positive contributor. As one of the largest for-profit, post-secondary education companies in the United States, we believe CEC is well positioned to benefit from favorable secular trends and increasing demand for retraining and education in a weak employment market. Meanwhile, in the technology sector, we benefited from our investment in LSI

Corporation, a producer of standard and application-specific integrated circuits used in communications, data storage, and networking. We sold our investment in LSI Corporation during the fourth quarter.

Outlook

While our returns for the period were negative, we remain long-term investors. We enter 2009 with the highest levels of confidence in our investment team, philosophy and process. We continue to focus on identifying company-specific structural changes that may lead to improved returns on capital, and we remain disciplined in how much we are willing to pay for any given business opportunity. Above all, we believe that our fundamental investing philosophy will help us not only to weather short-term uncertainty but also to deliver long-term benefits to our investors.

Sincerely,

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

28	Call 800.766.3863

Total Net Assets: $1,350,196,342	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Career Education Corp.	5.15%
ACE Ltd.	4.47%
Aon Corp.	4.26%
Scientific Games Corp.	3.61%
Martin Marietta Materials, Inc.	3.46%
FirstEnergy Corp.	3.43%
Comverse Technology, Inc.	3.27%
PPL Corp.	3.25%
Allegheny Technologies, Inc.	3.21%
Spectra Energy Corp.	3.21%
Total	37.32%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The NASDAQ Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	29

RS Value Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	06/30/93
without sales charge		-41.73%	-11.06%	0.32%	9.12%	4.26%
with maximum sales charge		-44.50%	-12.48%	-0.65%	8.59%	3.94%
Class C Shares	05/01/07
without sales charge		-42.13%	—	—	—	-30.57%
with sales charge		-42.70%	—	—	—	-30.57%
Class K Shares	12/04/06
without sales charge		-41.96%	—	—	—	-21.85%
Class Y Shares	05/01/07
without sales charge		-41.50%	—	—	—	-29.84%
Russell Midcap® Value Index[3]		-38.44%	-9.98%	0.33%	4.44%	8.61%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.18%, Class K 1.75%, and Class Y 0.99%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class C and Y shares of RS Value Fund and in the Russell Midcap® Value Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/04/06 in Class K shares of RS Value Fund and in the Russell Midcap® Value Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.18%, Class K 1.75%, and Class Y 0.99%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS Investors Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

2008 proved to be a difficult year for fundamental investors, as stocks across a variety of economic sectors and industries traded lower on concerns over the broadening financial crisis and slowing global economic growth.

•	RS Investors Fund delivered negative returns during this challenging period, while also underperforming its benchmark, the Russell 3000® Value Index[3].

•

The biggest detractor from Fund performance relative to the Russell 3000® Value Index was stock selection in the health care sector. On a positive note, favorable stock selection in the consumer discretionary sector aided relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index5 returned -37.00%, the Dow Jones Industrial Average6 returned -31.93% and the NASDAQ Composite Index7 returned -40.54%.

Fund Performance Overview

RS Investors Fund (Class A Shares) returned -49.50% during the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 3000® Value Index, which returned -36.25%.

Stock selection in the health care sector weighed heavily on the Fund’s relative performance, largely due to an investment in Sunrise Senior Living, the world’s largest senior-living provider, which manages more than 450 communities in the United States, Canada and Europe. The company faced concerns over how its business will fare given the correction in U.S. housing and investment values, which have taken a heavy toll on the finances of many seniors. Despite these pressures, we believe that assisted living facilities will continue to benefit from favorable demographic trends and limited supply growth.

Stock selection in the materials and energy sectors also dampened relative returns in 2008, as many commodities-related shares corrected sharply during the second half of the year along with underlying commodity prices. The Fund’s largest individual detractors in the materials sector were diversified chemicals company Eastman Chemical Co. and specialty steel manufacturer Allegheny Technologies Inc. Significant negative contributors in the energy sector included coal producer Peabody Energy Corporation and energy services company Key Energy Services Inc., which we sold before the end of the period. We have remained very selective in our commodities-related investments. In particular, we continue to focus on companies that we believe have durable and predictable businesses models, proven management teams, pristine balance sheets and, in many cases, established hedges against declining commodity prices.

While the Fund maintained a significant underweighting in the financial services sector, relative performance for the period was pressured by declines in several financial services holdings, notably asset managers KKR Private Equity Investors L.P. and AP Alternative Assets, L.P. On a positive note, the Fund’s relative returns benefited

32	Call 800.766.3863

from individual investments in the insurance industry, notably ACE Ltd. and AON Corp.

Performance relative to the Russell 3000® Value Index was also supported by stock selection in the consumer discretionary sector. One notable contributor was Career Education Corp., a for-profit, post-secondary education company that we think is benefiting from favorable secular trends and increasing demand for retraining during a weak employment market.

Stock selection in the technology sector also aided relative performance, due in particular to our investments in LSI Corp., a producer of standard and application-specific integrated circuits used in communications, data storage and networking, and ACI Worldwide Inc., a global provider of products that facilitate electronic payments processing. ACI’s software handles the authentication, routing and settlement of payment transactions. In return, ACI collects a small toll for each of the millions of transactions it helps process, which we believe provides the company with a predictable, recurring and high-margin revenues stream. We also favor ACI because of we think it has a resilient business model, a strong balance sheet and improving margins.

While we sold our investment in LSI Corp. before the end of the year, we maintain an investment in ACI Worldwide.

Outlook

While the current market environment may test both patience and resolve, we also believe it is one in which active, fundamental investors should be able to differentiate themselves. We remain diligently focused on unearthing company-specific investment opportunities that fit within our process and philosophy, and we are willing to wait patiently to deploy shareholder capital, taking advantage of attractive valuations created by recent market volatility. We believe that our focused, fundamental investing philosophy will help us to not only weather short-term uncertainty but deliver long-term benefits to our investors.

Sincerely,

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	33

RS Investors Fund (continued)

Total Net Assets: $10,008,532	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Comverse Technology, Inc.	5.63%
Iconix Brand Group, Inc.	5.59%
Denbury Resources, Inc.	5.57%
ACI Worldwide, Inc.	5.24%
The Cooper Cos., Inc.	5.18%
Career Education Corp.	5.11%
ACE Ltd.	5.07%
Aon Corp.	5.07%
XTO Energy, Inc.	5.00%
Eastman Chemical Co.	4.56%
Total	52.02%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

34	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Year	Since Inception
Class A Shares	11/15/05
without sales charge		-49.50%	-16.15%	-14.39%
with maximum sales charge		-51.91%	-17.50%	-15.71%
Class C Shares	7/24/07
without sales charge		-48.80%	—	-40.54%
with sales charge		-49.24%	—	-40.54%
Class K Shares	01/03/07
without sales charge		-50.25%	—	-29.94%
Class Y Shares	05/01/07
without sales charge		-49.52%	—	-36.40%
Russell 3000® Value Index[3]		-36.25%	-8.26%	-7.23%	*
Russell 3000® Index[4]		-37.31%	-8.63%	-7.70%	*
S&P 500® Index[5]		-37.00%	-8.36%	-7.50%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.60%, Class C 4.20%, Class K 5.81%, and Class Y 1.38%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	35

RS Investors Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/24/07 in Class C shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/03/07 in Class K shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.60%, Class C 4.20%, Class K 5.81%, and Class Y 1.38%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.60%, Class C 4.20%, Class K 5.81%, and Class Y 1.38%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	37

RS Global Natural Resources Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Alternative — Natural Resources

Highlights

•

Commodities shares delivered volatile performance during 2008, outperforming the broader market in the first half of the year before correcting sharply downward due to fears of a global economic recession.

•	RS Global Natural Resources Fund delivered a negative return while also underperforming the S&P North American Natural Resources Sector Index™[3].

•

Performance relative to the S&P North American Natural Resources Sector Index™ was hindered by an underweight in integrated oils stocks as well as weakness in a number of the Fund’s energy and raw materials investments. On a positive note, gold mining shares contributed positively to relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory during 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened during the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Global Natural Resources Fund (Class A Shares) returned -46.76% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the S&P North American Natural Resources Sector Index™, which returned -42.55%.

As investors in natural resource markets, we remain committed to managing a diversified portfolio that nonetheless emphasizes commodities that we believe are the most supply constrained. These include oil, gold, power and specific types of coal. In these areas, we continue to focus on very high-quality businesses with asset bases that allow them to grow net asset value without requiring outside capital — even in a much less constructive commodity pricing environment. Unfortunately, the recent collapse in commodities prices translated very quickly into a broad-based correction in commodities stocks that we believe failed to differentiate between high- and low-quality business models.

The Fund’s weakest performing holdings during this difficult period included production companies such as Denbury Resources Inc. and coal producer Peabody Energy Corp., as well as Key Energy Services Inc., the nation’s second-largest well services provider. In the energy sector, we have been moving away from smaller-cap names with more asset-specific risk while emphasizing upstream producers that we believe are positioned to benefit from durable competitive advantages and capital-efficient, low-cost projects.

Returns were also dampened by a number of raw materials holdings including specialty steel manufacturer Allegheny Technologies Inc. and diversified chemicals company Eastman Chemical Co. While the recent performance of our energy and raw materials shares has been disappointing, we remain constructive on the underlying fundamentals supporting the investments we make.

38	Call 800.766.3863

On a positive note, the Fund’s diversified approach to raw materials investing did provide some benefits during this challenging period, as our gold producing holdings contributed positively to relative performance. Contributors included Agnico-Eagle Mines Ltd., which has mining projects in Quebec, Mexico and Finland, as well as Kinross Gold Corp. and Goldcorp Inc.

Outlook

The past year, and particularly the last six months, have been an extraordinary period for both the commodities and the financial markets. We believe that the market environment going forward will be one in which active, fundamental investors should be able to differentiate themselves. We are excited about the opportunities presented to us by the current market. This has created a range of opportunities that may benefit disciplined investors with a reasonable investment framework and time horizon. We remain confident in the investment team we have assembled, and in our abilities to successfully implement our consistent and repeatable investment process.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles, Jr.
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	39

RS Global Natural Resources Fund (continued)

Total Net Assets: $885,068,319	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Goldcorp, Inc.	5.07%
Kinross Gold Corp.	4.99%
Allegheny Technologies, Inc.	4.81%
XTO Energy, Inc.	4.75%
Denbury Resources, Inc.	4.72%
Occidental Petroleum Corp.	4.52%
BHP Billiton Ltd.	4.35%
Talisman Energy, Inc.	3.83%
Spectra Energy Corp.	3.76%
Martin Marietta Materials, Inc.	3.67%
Total	44.47%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

40	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/15/95
without sales charge		-46.76%	-8.73%	7.76%	14.12%	8.47%
with maximum sales charge		-49.29%	-10.20%	6.72%	13.57%	8.07%
Class C Shares	05/01/07
without sales charge		-47.22%	—	—	—	-25.90%
with sales charge		-47.74%	—	—	—	-25.90%
Class K Shares	12/04/06
without sales charge		-47.01%	—	—	—	-17.97%
Class Y Shares	05/01/07
without sales charge		-46.57%	—	—	—	-25.00%
S&P North American Natural Resources Sector Index™[3]		-42.55%	-3.36%	8.96%	8.37%	N/A
S&P 500® Index[4]		-37.00%	-8.36%	-2.19%	-1.38%	5.04%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.47%, Class C 2.34%, Class K 2.32% and Class Y 1.14%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS Global Natural Resources Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class C and Class Y shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/04/06 in Class K shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.47%, Class C 2.34%, Class K 2.32% and Class Y 1.14%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

42	Call 800.766.3863

RS Large Cap Value Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

The Fund’s relative underperformance late in the year was due to an underweighting in the more defensive consumer staples sector. Overweight allocations to the financials and consumer discretionary sectors were also detrimental. Additionally, security selection hindered recent results in a number of sectors, notably in energy.

•	On a positive note, the Fund’s overweight positions in the utilities sector supported relative performance, as did an underweighting in the materials sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. While no market sector escaped the downward volatility, the recent period has been especially difficult for growth stocks, as worried investors have sought safe haven in more defensive, stable growing shares. For the twelve- month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Large Cap Value Fund (Class A shares) returned -40.34% in the twelve-month period ended December 31, 2008, while its benchmark, the Russell 1000® Value Index, returned -36.85%.

Performance Summary

While our decision to underweight the consumer staples sector hindered relative performance late in 2008, it reflected the scarcity of relatively attractive priced investment opportunities we were finding in this space, especially after investors’ flight into consumer staples stocks drove valuations higher. The Fund’s overweighting in the financials sector also weighed on relative returns, as many of our holdings were caught in the indiscriminate sell-off in institutions with any credit exposure.

Relative performance was also dampened by the Fund’s overweight exposure to consumer discretionary shares, especially in the auto parts industry. Despite concerns over lower consumer confidence and the weak employment market, we have maintained the Fund’s overweighting in the consumer discretionary sector where we continue to seek to emphasize attractively priced opportunities in vehicles parts manufacturers, leisure companies (including cruise lines) and media holdings. At the same time, we have been more cautious with regard to the retailing segment as we continue to evaluate the balance between increasingly compelling price/value opportunities relative to the very strong headwinds facing consumers.

In the first half of the year, the Fund’s underweighting in the energy sector was the largest detractor from relative performance, as energy shares surged higher along with underlying commodities prices. While this underweight allocation to the energy sector worked in our favor later in the year, as oil prices and related shares declined sharply, our stock selection in this sector nonetheless detracted from the Fund’s relative performance. In particular, performance was hurt by a lack of exposure to ExxonMobil, which was favored by risk averse investors in the fourth quarter. Stock selection in the tele-

www.RSinvestments.com	43

RS Large Cap Value Fund (continued)

communications services sector also weighed on relative performance, reflecting in part our investment in struggling wireless communications provider Sprint Nextel. The Fund’s lack of exposure to better performing Verizon also hindered performance relative to the benchmark.

On a positive note, the Fund’s overweight positions in the utilities sector aided relative performance late in the year, as did an underweight allocation to the struggling materials sector. While the Fund remains overweight in the utilities sector, we have somewhat reduced our allocation, taking profits on some of our better performing holdings while adding exposure to more attractively priced areas of the market.

Outlook

Current strategy reflects our belief that investors are focused on very challenging economic conditions and,

in the process, are pricing many stocks as though today’s environment will last forever. In this environment, we have intensified our examination of balance sheets, remaining vigilant to any signs that a company’s fundamental value may be jeopardized by the liquidity crunch. At the same time, we have looked beyond the current environment to what we believe will be an eventual recovery in the U.S. economy, when we expect companies will again be priced at levels more consistent with their ability to generate free cash flow over time.

Sincerely,

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

44	Call 800.766.3863

Total Net Assets: $49,999,981	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
General Electric Co.	4.93%
AT&T, Inc.	4.09%
JPMorgan Chase & Co.	3.75%
Chevron Corp.	3.48%
Comcast Corp.	3.27%
Wells Fargo & Co.	2.88%
Intel Corp.	2.74%
Exxon Mobil Corp.	2.70%
FedEx Corp.	2.58%
Wyeth	2.56%
Total	32.98%
1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	45

RS Large Cap Value Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	02/03/03
without sales charge		-40.34%	-11.08%	-2.71%	2.33%
with maximum sales charge		-43.16%	-12.51%	-3.65%	1.49%
Class B Shares	02/03/03
without sales charge		-40.84%	-11.76%	-3.45%	1.56%
with sales charge		-42.39%	-12.18%	-3.56%	1.46%
Class C Shares	02/03/03
without sales charge		-40.79%	-11.74%	-3.43%	1.58%
with sales charge		-41.31%	-11.74%	-3.43%	1.58%
Class K Shares	02/03/03
without sales charge		-40.50%	-11.33%	-2.99%	2.05%
Russell 1000® Value Index[3]		-36.85%	-8.32%	-0.79%	4.18%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in Class A, Class B, Class C, and Class K shares of RS Large Cap Value Fund and in the Russell 1000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they don’t impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class B shares, a contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.34%, Class B 2.07%, Class C 2.07% and Class K 1.78%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

46	Call 800.766.3863

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return
RS Partners Fund	Class A	$1,000.00	$635.40	$6.14	1.49%
	Class K	$1,000.00	$634.30	$7.37	1.79%
	Class Y	$1,000.00	$635.00	$6.00	1.46%
RS Value Fund	Class A	$1,000.00	$597.20	$5.93	1.48%
	Class C	$1,000.00	$595.10	$8.60	2.15%
	Class K	$1,000.00	$596.10	$7.36	1.84%
	Class Y	$1,000.00	$598.40	$4.20	1.04%
RS Investors Fund	Class A	$1,000.00	$513.00	$6.86	1.80%
	Class C	$1,000.00	$520.70	$1.56	0.41%
	Class K	$1,000.00	$506.00	$15.08	3.98%
	Class Y	$1,000.00	$510.60	$7.46	1.96%
RS Global Natural Resources Fund	Class A	$1,000.00	$464.00	$5.86	1.59%
	Class C	$1,000.00	$461.70	$9.08	2.47%
	Class K	$1,000.00	$462.50	$8.42	2.29%
	Class Y	$1,000.00	$465.00	$4.69	1.27%
RS Large Cap Value Fund	Class A	$1,000.00	$694.90	$5.68	1.33%
	Class B	$1,000.00	$691.50	$9.02	2.12%
	Class C	$1,000.00	$692.10	$8.91	2.09%
	Class K	$1,000.00	$693.50	$7.28	1.71%

www.RSinvestments.com	47

Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.62	$7.58	1.49%
	Class K	$1,000.00	$1,016.12	$9.09	1.79%
	Class Y	$1,000.00	$1,017.80	$7.40	1.46%
RS Value Fund	Class A	$1,000.00	$1,017.71	$7.49	1.48%
	Class C	$1,000.00	$1,014.35	$10.86	2.15%
	Class K	$1,000.00	$1,015.91	$9.30	1.84%
	Class Y	$1,000.00	$1,019.89	$5.30	1.04%
RS Investors Fund	Class A	$1,000.00	$1,016.07	$9.14	1.80%
	Class C	$1,000.00	$1,023.09	$2.07	0.41%
	Class K	$1,000.00	$1,005.10	$20.08	3.98%
	Class Y	$1,000.00	$1,015.26	$9.95	1.96%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.13	$8.08	1.59%
	Class C	$1,000.00	$1,012.71	$12.50	2.47%
	Class K	$1,000.00	$1,013.63	$11.59	2.29%
	Class Y	$1,000.00	$1,018.73	$6.47	1.27%
RS Large Cap Value Fund	Class A	$1,000.00	$1,018.44	$6.76	1.33%
	Class B	$1,000.00	$1,014.47	$10.74	2.12%
	Class C	$1,000.00	$1,014.61	$10.60	2.09%
	Class K	$1,000.00	$1,016.54	$8.67	1.71%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

48	Call 800.766.3863

Financial Information

Year Ended December 31, 2008

Schedule of Investments – RS Partners Fund

December 31, 2008	Shares	Value

Common Stocks – 84.3%
Aluminum – 2.3%
Century Aluminum Co.(1)	2,657,823	$26,578,230

		26,578,230
Auto Parts - After Market – 0.0%
Commercial Vehicle Group, Inc.(2)	209,187	194,544

		194,544
Auto Parts - Original Equipment – 2.4%
BorgWarner, Inc.	1,252,969	27,277,135

		27,277,135
Banks - Outside New York City – 2.6%
City National Corp.	116,599	5,678,371
Commerce Bancshares, Inc.	150,465	6,612,937
FirstMerit Corp.	370,002	7,618,341
Zions Bancorporation	386,436	9,471,547

		29,381,196
Cable Television Services – 2.1%
Liberty Global, Inc., Class A(1)	340,278	5,417,226
Liberty Global, Inc., Series C(1)	1,259,441	19,118,314

		24,535,540
Casinos & Gambling – 3.6%
Scientific Games Corp., Class A(1)	2,394,554	42,000,477

		42,000,477
Chemicals – 1.8%
Solutia, Inc.(1)	4,631,696	20,842,632

		20,842,632
Coal – 2.1%
Peabody Energy Corp.	1,078,800	24,542,700

		24,542,700
Communications Technology – 2.9%
Comverse Technology, Inc.(1)	5,371,073	33,622,917

		33,622,917
Computer Services, Software & Systems – 5.2%
ACI Worldwide, Inc.(1)(2)	3,801,323	60,441,036

		60,441,036
Diversified Financial Services – 2.9%
Euronet Worldwide, Inc.(1)(2)	2,877,520	33,408,007

		33,408,007
Education Services – 3.4%
Career Education Corp.(1)	2,158,391	38,721,535

		38,721,535
Electronics - Semi-Conductors/Components – 2.1%
Atmel Corp.(1)	7,619,720	23,849,724

		23,849,724
Energy Miscellaneous – 2.7%
Concho Resources, Inc.(1)	1,362,379	31,089,489

		31,089,489
Entertainment – 2.9%
Lions Gate Entertainment Corp.(1)	4,196,295	23,079,622
Live Nation, Inc.(1)	1,790,116	10,275,266

		33,354,888

December 31, 2008	Shares	Value

Financial Data Processing Services & Systems – 5.3%
Broadridge Financial Solutions, Inc.	1,973,868	$24,752,304
Jack Henry & Associates, Inc.	1,907,402	37,022,673

		61,774,977
Financial Miscellaneous – 2.8%
First American Corp.	806,816	23,308,914
MoneyGram International, Inc.(1)(2)	8,961,217	9,050,829

		32,359,743
Foods – 0.9%
NBTY, Inc.(1)	663,689	10,386,733

		10,386,733
Insurance - Multi-Line – 3.2%
Assurant, Inc.	512,846	15,385,380
Hanover Insurance Group, Inc.	513,670	22,072,400

		37,457,780
Insurance - Property-Casualty – 4.5%
Arch Capital Group Ltd.(1)	219,768	15,405,737
Employers Holdings, Inc.	2,225,467	36,720,205

		52,125,942
Investment Management Companies – 2.0%
Affiliated Managers Group, Inc.(1)	559,693	23,462,331

		23,462,331
Machinery - Oil Well Equipment & Services – 1.9%
Key Energy Services, Inc.(1)	5,083,116	22,416,542

		22,416,542
Medical & Dental Instruments & Supplies – 3.4%
The Cooper Cos., Inc.(2)	2,372,728	38,912,739

		38,912,739
Medical Services – 3.3%
Magellan Health Services, Inc.(1)	970,368	37,999,611

		37,999,611
Metal Fabricating – 2.1%
The Timken Co.	1,237,040	24,283,095

		24,283,095
Oil - Crude Producers – 3.6%
Denbury Resources, Inc.(1)	3,796,641	41,459,320

		41,459,320
Real Estate – 1.0%
MI Developments, Inc., Class A	1,584,024	11,816,819

		11,816,819
Real Estate Investment Trusts – 0.3%
CapLease, Inc.	1,363,260	2,358,440
DuPont Fabros Technology, Inc.	709,240	1,468,127

		3,826,567
Restaurants – 0.9%
Wendy’s/Arby’s Group, Inc., Class A	1,981,744	9,789,815

		9,789,815
Savings & Loan – 0.5%
First Niagara Financial Group, Inc.	353,206	5,711,341

		5,711,341

The accompanying notes are an integral part of these financial statements.

50	Call 800.766.3863

December 31, 2008	Shares	Value
Services - Commercial – 2.4%
Coinstar, Inc.(1)(2)	1,444,434	$28,180,907

		28,180,907
Shoes – 3.2%
Iconix Brand Group, Inc.(1)(2)	3,735,949	36,537,581

		36,537,581
Steel – 3.0%
Allegheny Technologies, Inc.	1,374,148	35,081,999

		35,081,999
Textiles Apparel Manufacturers – 1.0%
Carter’s, Inc.(1)	586,992	11,305,466

		11,305,466

Total Common Stocks (Cost $1,358,456,781)		974,729,358

	Shares	Value
Depositary Securities – 2.3%
Diversified Financial Services – 1.8%
KKR Private Equity Investors, L.P.(1)(3)(4)	5,895,037	20,775,631

		20,775,631
Investment Management Companies – 0.5%
AP Alternative Assets, L.P.(2)(3)(4)	4,831,903	5,810,624

		5,810,624

Total Depositary Securities (Cost $187,973,671)		26,586,255

December 31, 2008	Principal Amount	Value
Repurchase Agreements – 14.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $169,261,094, due 1/2/2009, collateralized by U.S. Treasury Bond, 5.50%, due 8/15/2028, with a value of $26,594,320, U.S. Treasury Bond, 5.25%, due 11/15/2028, with a value of $15,202,024, U.S. Treasury Bond, 4.50%, due 2/15/2036, with a value of $114,584,925, U.S. Treasury Bond, 4.75%, due 2/15/2037, with a value of $16,270,134	$169,261,000	$169,261,000

Total Repurchase Agreements (Cost $169,261,000)		169,261,000

Total Investments – 101.2% (Cost $1,715,691,452)		1,170,576,613

Other Liabilities, Net – (1.2)%		(13,587,305)

Total Net Assets – 100.0%		$1,156,989,308

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $26,586,255, representing 2.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Restricted depositary units.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$974,729,358
Level 2 – Significant Other Observable Inputs	195,847,255
Level 3 – Significant Unobservable Inputs	—

Total	$1,170,576,613

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Value Fund

December 31, 2008	Shares	Value

Common Stocks – 86.1%
Building Materials – 3.5%
Martin Marietta Materials, Inc.	481,244	$46,719,168

		46,719,168
Cable Television Services – 2.1%
Liberty Global, Inc., Class A(1)	3,787	60,289
Liberty Global, Inc., Series C(1)	1,889,579	28,683,809

		28,744,098
Casinos & Gambling – 3.6%
Scientific Games Corp., Class A(1)	2,779,812	48,757,902

		48,757,902
Chemicals – 4.9%
Eastman Chemical Co.	1,233,070	39,100,650
Praxair, Inc.	454,314	26,968,079

		66,068,729
Coal – 1.8%
Peabody Energy Corp.	1,075,420	24,465,805

		24,465,805
Communications Technology – 3.3%
Comverse Technology, Inc.(1)	7,044,126	44,096,229

		44,096,229
Diversified Financial Services – 1.7%
Ameriprise Financial, Inc.	980,965	22,915,342

		22,915,342
Drugs & Pharmaceuticals – 3.0%
Biovail Corp.	4,332,226	40,939,536

		40,939,536
Education Services – 5.1%
Career Education Corp.(1)(2)	3,875,192	69,520,944

		69,520,944
Electronics - Semi-Conductors/Components – 3.0%
Atmel Corp.(1)	13,091,923	40,977,719

		40,977,719
Financial Miscellaneous – 2.4%
Fidelity National Financial, Inc., Class A	1,849,811	32,834,145

		32,834,145
Health Care Facilities – 0.5%
Sunrise Senior Living, Inc.(1)(2)	3,712,784	6,237,477

		6,237,477
Insurance – Multi-Line – 8.0%
AFLAC, Inc.	602,421	27,614,979
Aon Corp.	1,259,078	57,514,683
Assurant, Inc.	757,125	22,713,750

		107,843,412
Insurance - Property-Casualty – 4.5%
ACE Ltd.	1,139,440	60,299,165

		60,299,165
Investment Management Companies – 2.0%
Invesco Ltd.	1,826,205	26,370,400

		26,370,400
Medical & Dental Instruments & Supplies – 1.1%
Zimmer Holdings, Inc.(1)	359,062	14,513,286

		14,513,286
Medical Services – 1.1%
Magellan Health Services, Inc.(1)	383,209	15,006,464

		15,006,464

December 31, 2008	Foreign Currency	Shares	Value

Metals & Minerals Miscellaneous – 0.1%
Ivanhoe Nickel & Platinum Ltd.(1)(3)(4)(5)		698,422	$1,173,349

			1,173,349
Oil - Crude Producers – 9.3%
Canadian Natural Resources Ltd.		635,300	25,399,294
Denbury Resources, Inc.(1)		2,762,923	30,171,119
Talisman Energy, Inc.	CAD	3,126,282	30,844,969
XTO Energy, Inc.		1,117,210	39,403,997

			125,819,379
Real Estate – 0.8%
MI Developments, Inc., Class A		1,385,456	10,335,502

			10,335,502
Real Estate Investment Trusts – 2.4%
Alexandria Real Estate Equities, Inc.		548,519	33,097,636

			33,097,636
Retail – 2.2%
Advance Auto Parts, Inc.		885,230	29,787,990

			29,787,990
Services - Commercial – 3.1%
Convergys Corp.(1)		1,978,821	12,684,243
Copart, Inc.(1)		709,460	19,290,217
Interval Leisure Group, Inc.(1)		1,883,923	10,154,345

			42,128,805
Steel – 3.2%
Allegheny Technologies, Inc.		1,696,935	43,322,751

			43,322,751
Utilities - Electrical – 6.7%
FirstEnergy Corp.		953,940	46,342,405
PPL Corp.		1,431,100	43,920,459

			90,262,864
Utilities - Gas Distributors – 5.0%
Questar Corp.		727,574	23,784,394
Spectra Energy Corp.		2,752,300	43,321,202

			67,105,596
Utilities - Miscellaneous – 1.7%
Calpine Corp.(1)		3,127,670	22,769,438

			22,769,438

Total Common Stocks (Cost $1,723,800,062)			1,162,113,131

		Shares	Value
Depositary Securities – 2.1%
Diversified Financial Services – 1.8%
KKR Private Equity Investors, L.P.(1)(6)(7)		6,792,925	23,940,020

			23,940,020
Investment Management Companies – 0.3%
AP Alternative Assets, L.P.(6)(7)		3,687,987	4,435,004

			4,435,004

Total Depositary Securities (Cost $187,806,135)			28,375,024

The accompanying notes are an integral part of these financial statements.

52	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Repurchase Agreements – 11.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $158,100,088, due 1/2/2009, collateralized by U.S. Treasury Bond, 5.25%, due 11/15/2028, with a value of $161,268,077	$158,100,000	$158,100,000

Total Repurchase Agreements (Cost $158,100,000)		158,100,000

Total Investments – 99.9% (Cost $2,069,706,197)		1,348,588,155

Other Assets, Net – 0.1%		1,608,187

Total Net Assets – 100.0%		$1,350,196,342
(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	Security deemed illiquid by the investment adviser.
(4)	Restricted security. See 5e in Notes to Financial Statements.
(5)	Fair valued security. See 1a in Notes to Financial Statements.
(6)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $28,375,024, representing 2.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(7)	Restricted depositary units.

Foreign-Denominated Security

Canadian Dollar – CAD

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,160,939,782
Level 2 – Significant Other Observable Inputs	186,475,024
Level 3 – Significant Unobservable Inputs	1,173,349

Total	$1,348,588,155

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/07	$4,539,743
Change in unrealized appreciation/(depreciation)	(3,366,394)
Net purchases/(sales)	—
Net transfers in and/or out of Level 3	—

Balance as of 12/31/08	$1,173,349

The net unrealized depreciation in the table above are reflected in the accompanying Statement of Operations and relate to investments still held by the Fund at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Investors Fund

December 31, 2008	Shares	Value

Common Stocks – 90.5%
Aluminum – 3.6%
Century Aluminum Co.(1)	35,793	$357,930

		357,930
Cable Television Services – 4.5%
Liberty Global, Inc., Series C(1)	29,500	447,810

		447,810
Casinos & Gambling – 4.5%
Scientific Games Corp., Class A(1)	25,989	455,847

		455,847
Chemicals – 4.5%
Eastman Chemical Co.	14,400	456,624

		456,624
Coal – 4.3%
Peabody Energy Corp.	18,900	429,975

		429,975
Communications Technology – 5.6%
Comverse Technology, Inc.(1)	90,009	563,457

		563,457
Computer Services, Software & Systems – 5.2%
ACI Worldwide, Inc.(1)	32,962	524,096

		524,096
Education Services – 5.1%
Career Education Corp.(1)	28,530	511,828

		511,828
Health Care Facilities – 0.9%
Sunrise Senior Living, Inc.(1)	55,002	92,404

		92,404
Insurance - Multi-Line – 5.1%
Aon Corp.	11,100	507,048

		507,048
Insurance - Property-Casualty – 5.1%
ACE Ltd.	9,585	507,238

		507,238
Investment Management Companies – 4.4%
Invesco Ltd.	30,350	438,254

		438,254
Medical & Dental Instruments & Supplies – 5.2%
The Cooper Cos., Inc.	31,618	518,535

		518,535
Oil - Crude Producers – 10.6%
Denbury Resources, Inc.(1)	51,072	557,706
XTO Energy, Inc.	14,200	500,834

		1,058,540
Services - Commercial – 4.1%
Coinstar, Inc.(1)	21,181	413,241

		413,241
Shoes – 5.6%
Iconix Brand Group, Inc.(1)	57,218	559,592

		559,592
Steel – 3.9%
Allegheny Technologies, Inc.	15,457	394,617

		394,617

December 31, 2008	Shares	Value
Utilities - Electrical – 4.4%
FirstEnergy Corp.	9,000	$437,220

		437,220
Utilities - Miscellaneous – 3.9%
Calpine Corp.(1)	53,343	388,337

		388,337

Total Common Stocks (Cost $13,440,356)		9,062,593

	Shares	Value
Depositary Securities – 4.0%
Diversified Financial Services – 3.5%
KKR Private Equity Investors, L.P.(1)(2)(3)	98,046	345,539

		345,539
Investment Management Companies – 0.5%
AP Alternative Assets, L.P.(2)(3)	43,958	52,862

		52,862

Total Depositary Securities (Cost $2,936,427)		398,401

	Principal Amount	Value
Repurchase Agreements – 11.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $1,136,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.75%, due 8/15/2026, with a value of $1,162,125	$1,136,000	1,136,000

Total Repurchase Agreements (Cost $1,136,000)		1,136,000

Total Investments – 105.9% (Cost $17,512,783)		10,596,994

Other Liabilities, Net – (5.9)%		(588,462)

Total Net Assets – 100.0%		$10,008,532

(1)	Non-income producing security.
(2)	Restricted depositary units.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $398,401, representing 4.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$9,062,593
Level 2 – Significant Other Observable Inputs	1,534,401
Level 3 – Significant Unobservable Inputs	—

Total	$10,596,994

The accompanying notes are an integral part of these financial statements.

54	Call 800.766.3863

Schedule of Investments – RS Global Natural Resources Fund

December 31, 2008	Foreign Currency	Shares	Value
Common Stocks – 95.0%
Aluminum – 3.0%
Century Aluminum Co.(1)(2)		2,644,752	$26,447,520

			26,447,520
Building Materials – 3.7%
Martin Marietta Materials, Inc.		334,512	32,474,425

			32,474,425
Chemicals – 5.6%
Eastman Chemical Co.		1,005,800	31,893,918
Praxair, Inc.		301,407	17,891,520

			49,785,438
Coal – 3.4%
Peabody Energy Corp.		1,310,703	29,818,493

			29,818,493
Energy Miscellaneous – 2.5%
Concho Resources, Inc.(2)		979,564	22,353,650

			22,353,650
Gold – 10.1%
Goldcorp, Inc.	CAD	1,443,880	44,901,218
Kinross Gold Corp.	CAD	2,421,321	44,131,002

			89,032,220
Insurance - Multi-Line – 1.0%
PICO Holdings, Inc.(2)		318,778	8,473,119

			8,473,119
Machinery - Oil Well Equipment & Services – 6.1%
Key Energy Services, Inc.(2)		3,368,923	14,856,950
Noble Corp.		391,300	8,643,817
Schlumberger Ltd.		405,050	17,145,767
Smith International, Inc.		591,391	13,536,940

			54,183,474
Metals & Minerals Miscellaneous – 9.2%
Agnico-Eagle Mines Ltd.		282,300	14,490,459
BHP Billiton Ltd., ADR		896,800	38,472,720
Companhia Vale do Rio Doce, ADR		2,333,100	28,253,841
Ivanhoe Nickel & Platinum Ltd.(2)(3)(4)(5)		203,624	342,088

			81,559,108
Oil - Crude Producers – 21.2%
Canadian Natural Resources Ltd.		675,430	27,003,691
Denbury Resources, Inc.(2)		3,826,625	41,786,745
Petrobank Energy & Resources Ltd.(2)	CAD	781,600	12,858,887
Southwestern Energy Co.(2)		1,026,900	29,749,293
Talisman Energy, Inc.	CAD	3,433,833	33,879,373
XTO Energy, Inc.		1,191,135	42,011,332

			187,289,321
Oil - Integrated Domestic – 4.5%
Occidental Petroleum Corp.		667,410	40,037,926

			40,037,926

December 31, 2008	Shares	Value
Steel – 4.8%
Allegheny Technologies, Inc.	1,666,854	$42,554,783

		42,554,783
Utilities - Electrical – 6.7%
FirstEnergy Corp.	600,400	29,167,432
PPL Corp.	981,400	30,119,166

		59,286,598
Utilities - Gas Distributors – 6.9%
Questar Corp.	859,500	28,097,055
Spectra Energy Corp.	2,114,548	33,282,986

		61,380,041
Utilities - Gas Pipelines – 3.3%
Equitable Resources, Inc.	869,700	29,178,435

		29,178,435
Utilities - Miscellaneous – 3.0%
Calpine Corp.(2)	3,669,072	26,710,844

		26,710,844

Total Common Stocks (Cost $1,045,597,174)		840,565,395

	Principal Amount	Value
Repurchase Agreements – 5.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $46,820,026, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $47,763,911	$46,820,000	46,820,000

Total Repurchase Agreements (Cost $46,820,000)		46,820,000

Total Investments – 100.3% (Cost $1,092,417,174)		887,385,395

Other Liabilities, Net – (0.3)%		(2,317,076)

Total Net Assets – 100.0%		$885,068,319

(1)	Affiliated issuer. See 2d in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	Restricted security. See 5e in Notes to Financial Statements.
(4)	Security deemed illiquid by the investment adviser.
(5)	Fair valued security. See 1a in Notes to Financial Statements.

Foreign-Denominated Security

Canadian Dollar — CAD

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Global Natural Resources Fund (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$840,223,307
Level 2 – Significant Other Observable Inputs	46,820,000
Level 3 – Significant Unobservable Inputs	342,088

Total	$887,385,395

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities

Balance as of 12/31/07	$1,323,556
Change in unrealized appreciation/(depreciation)	(981,468)
Net purchases/(sales)	—
Net transfers in and/or out of Level 3	—

Balance as of 12/31/08	$342,088

The net unrealized depreciation in the table above are reflected in the accompanying Statement of Operations and relate to investments still held by the Fund at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

56	Call 800.766.3863

Schedule of Investments – RS Large Cap Value Fund

December 31, 2008	Shares	Value

Common Stocks – 96.4%
Air Freight & Logistics – 2.6%
FedEx Corp.	20,100	$1,289,415

		1,289,415
Auto Components – 3.0%
BorgWarner, Inc.	30,400	661,808
Johnson Controls, Inc.	46,500	844,440

		1,506,248
Beverages – 1.4%
Constellation Brands, Inc., Class A(1)	45,300	714,381

		714,381
Biotechnology – 2.7%
Amgen, Inc.(1)	19,700	1,137,675
Cephalon, Inc.(1)	2,700	208,008

		1,345,683
Building Products – 0.7%
Masco Corp.	31,600	351,708

		351,708
Capital Markets – 3.5%
Bank of New York Mellon Corp.	36,575	1,036,170
Morgan Stanley	45,500	729,820

		1,765,990
Chemicals – 0.6%
Celanese Corp., Series A	23,800	295,834

		295,834
Commercial Banks – 6.6%
City National Corp.	8,500	413,950
Fifth Third Bancorp	64,000	528,640
SunTrust Banks, Inc.	30,900	912,786
Wells Fargo & Co.	48,800	1,438,624

		3,294,000
Computers & Peripherals – 1.0%
Seagate Technology	106,800	473,124

		473,124
Consumer Finance – 1.4%
Discover Financial Services	71,100	677,583

		677,583
Diversified Financial Services – 3.7%
JPMorgan Chase & Co.	59,400	1,872,882

		1,872,882
Diversified Telecommunication Services – 4.1%
AT&T, Inc.	71,700	2,043,450

		2,043,450
Electric Utilities – 7.2%
American Electric Power, Inc.	35,800	1,191,424
Exelon Corp.	18,600	1,034,346
Northeast Utilities	36,500	878,190
Pepco Holdings, Inc.	28,500	506,160

		3,610,120
Energy Equipment & Services – 2.7%
Baker Hughes, Inc.	23,400	750,438
Halliburton Co.	33,700	612,666

		1,363,104
Health Care Equipment & Supplies – 2.8%
Covidien Ltd.	29,700	1,076,328
Zimmer Holdings, Inc.(1)	7,500	303,150

		1,379,478

December 31, 2008	Shares	Value

Health Care Providers & Services – 1.6%
Medco Health Solutions, Inc.(1)	18,800	$787,908

		787,908
Hotels, Restaurants & Leisure – 1.6%
Carnival Corp.	32,800	797,696

		797,696
Household Durables – 1.2%
Fortune Brands, Inc.	14,500	598,560

		598,560
Industrial Conglomerates – 4.9%
General Electric Co.	152,300	2,467,260

		2,467,260
Insurance – 6.3%
ACE Ltd.	19,600	1,037,232
AFLAC, Inc.	21,300	976,392
MetLife, Inc.	22,400	780,864
Principal Financial Group, Inc.	15,800	356,606

		3,151,094
Machinery – 4.2%
Illinois Tool Works, Inc.	34,200	1,198,710
PACCAR, Inc.	31,550	902,330

		2,101,040
Media – 6.4%
Comcast Corp., Class A	96,900	1,635,672
News Corp., Class A	64,700	588,123
Omnicom Group, Inc.	19,400	522,248
The Interpublic Group of Companies, Inc.(1)	116,700	462,132

		3,208,175
Multi-Utilities – 3.2%
MDU Resources Group, Inc.	30,100	649,558
NiSource, Inc.	27,200	298,384
Sempra Energy	15,300	652,239

		1,600,181
Multiline Retail – 1.5%
Macy’s, Inc.	71,500	740,025

		740,025
Oil, Gas & Consumable Fuels – 13.5%
Anadarko Petroleum Corp.	14,200	547,410
Chevron Corp.	23,500	1,738,295
Exxon Mobil Corp.	16,900	1,349,127
Hess Corp.	11,000	590,040
Marathon Oil Corp.	42,600	1,165,536
Peabody Energy Corp.	27,100	616,525
Sunoco, Inc.	9,500	412,870
Ultra Petroleum Corp.(1)	9,700	334,747

		6,754,550
Pharmaceuticals – 2.6%
Wyeth	34,100	1,279,091

		1,279,091
Road & Rail – 2.0%
Burlington Northern Santa Fe Corp.	6,000	454,260
Ryder System, Inc.	13,600	527,408

		981,668
Semiconductors & Semiconductor Equipment – 2.7%
Intel Corp.	93,300	1,367,778

		1,367,778

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Large Cap Value Fund (continued)

December 31, 2008	Shares	Value

Wireless Telecommunication Services – 0.7%
Sprint Nextel Corp.(1)	195,142	$357,110

		357,110

Total Common Stocks (Cost $63,150,177)		48,175,136

	Shares	Value
Exchange-Traded Funds – 2.2%
SPDR Trust, Series 1	12,000	1,082,880

Total Exchange-Traded Funds (Cost $1,299,719)		1,082,880

	Principal Amount	Value
Repurchase Agreements – 0.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $471,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.375%, due 8/15/2027, with a value of $481,664	$471,000	471,000

Total Repurchase Agreements (Cost $471,000)		471,000

Total Investments – 99.5% (Cost $64,920,896)		49,729,016

Other Assets, Net – 0.5%		270,965

Total Net Assets – 100.0%		$49,999,981

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$49,258,016
Level 2 – Significant Other Observable Inputs	471,000
Level 3 – Significant Unobservable Inputs	—

Total	$49,729,016

The accompanying notes are an integral part of these financial statements.

58	Call 800.766.3863

Financial Information

Statement of Assets and Liabilities As of December 31, 2008

	RS Partners	RS Value	RS Investors	RS Global Natural Resources	RS Large Cap Value
Assets
Investments, at value	$762,395,660	$1,184,250,678	$9,460,994	$814,117,875	$49,258,016
Investments in affiliated issuers, at value	238,919,953	6,237,477	—	26,447,520	—
Repurchase agreements	169,261,000	158,100,000	1,136,000	46,820,000	471,000
Cash and cash equivalents	710	583	711	523	261
Foreign currency, at value	1,436,755	1,017,609	63,584	2,329,699	—
Receivable for fund shares subscribed	2,926,686	5,526,296	146	2,106,327	4,646
Dividends/interest receivable	622,977	3,112,152	16,045	1,412,742	110,826
Prepaid expenses	179,552	95,511	1,575	125,484	21,505
Receivable for investments sold	2,518	—	109,016	—	265,204
Other receivables	7,683	—	372	—	—
Total Assets	1,175,753,494	1,358,340,306	10,788,443	893,360,170	50,131,458
Liabilities
Payable for fund shares redeemed	7,122,525	4,600,758	15,659	5,664,063	—
Payable for investments purchased	7,840,427	—	723,421	—	—
Accrued transfer agent fees	1,042,088	1,593,891	12,463	1,167,014	20,476
Payable to adviser	1,870,740	912,181	7,404	637,670	31,667
Accrued shareholder reports expense	250,068	301,492	2,627	338,855	8,712
Payable to distributor	211,873	264,422	1,683	174,020	45,298
Accrued audit fees	10,576	12,232	5,849	12,825	7,657
Trustees’ deferred compensation	102,186	107,874	1,803	92,670	3,565
Accrued custodian fees	31,544	53,473	5,601	56,549	8,933
Accrued expenses/other liabilities	282,159	297,641	3,401	148,185	5,169
Total Liabilities	18,764,186	8,143,964	779,911	8,291,851	131,477
Total Net Assets	$1,156,989,308	$1,350,196,342	$10,008,532	$885,068,319	$49,999,981
Net Assets Consist of:
Paid-in capital	$1,783,799,692	$2,193,915,909	$22,819,673	$1,140,303,793	$69,879,717
Distributions in excess of net investment income	—	(320,627)	—	(906,164)	(3,891)
Accumulated net investment income/(loss)	(1,578,210)	—	2,248	—	—
Accumulated net realized loss from investments and foreign currency transactions	(80,051,675)	(122,108,785)	(5,897,603)	(49,298,918)	(4,683,965)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(545,180,499)	(721,290,155)	(6,915,786)	(205,030,392)	(15,191,880)
Total Net Assets	$1,156,989,308	$1,350,196,342	$10,008,532	$885,068,319	$49,999,981
Investments, at Cost (includes investments in affiliated issuers, at cost of $456,859,858 for RS Partners, $95,798,505 for RS Value and $60,582,524 for RS Global Natural Resources)	$1,715,691,452	$2,069,706,197	$17,512,783	$1,092,417,174	$64,920,896
Foreign Currency, at Cost	$1,509,361	$1,190,469	$63,621	$2,329,237	$—
Pricing of Shares
Net Assets:
Class A	$1,045,803,193	$1,292,904,651	$8,955,282	$843,964,444	$14,256,427
Class B	—	—	—	—	10,722,057
Class C	—	8,587,481	20,002	3,128,495	10,427,699
Class K	8,698,031	1,158,784	42,837	736,047	14,593,798
Class Y	102,488,084	47,545,426	990,411	37,239,333	—
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	58,113,611	86,279,444	2,147,713	42,089,886	2,252,236
Class B	—	—	—	—	1,695,403
Class C	—	577,919	4,746	158,388	1,649,720
Class K	485,594	77,499	10,549	37,100	2,296,404
Class Y	5,696,501	3,184,690	236,822	1,848,992	—
Net Asset Value Per Share:
Class A	$18.00	$14.99	$4.17	$20.05	$6.33
Class B	—	—	—	—	6.32
Class C	—	14.86	4.21	19.75	6.32
Class K	17.91	14.95	4.06	19.84	6.36
Class Y	17.99	14.93	4.18	20.14	—
Sales Charge Class A (Load)	4.75%	4.75%	4.75%	4.75%	4.75%
Maximum Offering Price Per Class A Share	$18.90	$15.74	$4.38	$21.05	$6.65

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2008

	RS Partners	RS Value	RS Investors	RS Global Natural Resources	RS Large Cap Value
Investment Income
Dividends	$10,270,919	$29,838,669	$130,367	$20,135,194	$1,888,224
Dividends from affiliated issuers	3,180,673	—	—	—	—
Interest	3,977,237	3,575,083	12,947	4,462,525	17,072
Withholding taxes on foreign dividends	(152,586)	(1,208,917)	(1,084)	(506,247)	—
Total Investment Income	17,276,243	32,204,835	142,230	24,091,472	1,905,296
Expenses
Investment advisory fees	17,464,075	17,551,148	219,517	17,690,566	541,288
Distribution fees	4,140,116	5,121,102	48,788	4,278,414	475,414
Transfer agent fees	2,798,533	3,570,199	28,032	2,157,676	64,527
Shareholder reports	818,793	1,003,915	9,992	975,902	14,041
Professional fees	331,959	393,659	28,100	317,192	32,080
Administrative service fees	299,989	354,150	3,410	272,708	11,680
Custodian fees	222,788	271,400	33,793	276,114	44,193
Registration fees	49,713	130,732	58,442	90,943	44,209
Trustees’ fees and expenses	122,625	149,042	(5,178)	77,498	1,717
Insurance expense	86,576	75,453	1,998	55,611	3,048
Other expenses	92,459	103,587	2,475	83,692	3,370
Total Expenses	26,427,626	28,724,387	429,369	26,276,316	1,235,567
Less: Fee waiver by adviser/distributor	(559,157)	—	(1,791)	(79,331)	(2,358)
Less: Custody credits	(7,598)	(12,653)	(185)	(10,329)	(554)
Total Expenses, Net	25,860,871	28,711,734	427,393	26,186,656	1,232,655
Net Investment Income/(Loss)	(8,584,628)	3,493,101	(285,163)	(2,095,184)	672,641
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(13,012,952)	(101,043,062)	(5,256,389)	(32,635,132)	(2,991,437)
Net realized loss from investments in affiliated issuers	(53,385,233)	(14,326,301)	—	(16,663,786)	—
Net realized gain/(loss) from foreign currency transactions	21	(148,430)	(10,818)	(1,098,458)	—
Net change in unrealized depreciation on investments	(573,906,974)	(809,794,076)	(7,464,404)	(812,404,698)	(31,835,728)
Net change in unrealized depreciation on investments in affiliated issuers	(128,510,757)	(89,561,028)	—	(17,139,924)	—
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(89,950)	(174,409)	(1,891)	(13,335)	—
Net Loss on Investments and Foreign Currency Transactions	(768,905,845)	(1,015,047,306)	(12,733,502)	(879,955,333)	(34,827,165)
Net Decrease in Net Assets Resulting from Operations	$(777,490,473)	$(1,011,554,205)	$(13,018,665)	$(882,050,517)	$(34,154,524)

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

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Financial Information (continued)

Statement of Changes in Net Assets

	RS Partners		RS Value

	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income/(loss)	$(8,584,628)	$(3,264,911)	$3,493,101	$1,571,710
Net realized gain/(loss) from investments and foreign currency transactions	(66,398,164)	200,850,097	(115,517,793)	189,611,136
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(702,507,681)	(317,295,069)	(899,529,513)	(156,245,891)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(777,490,473)	(119,709,883)	(1,011,554,205)	34,936,955
Distributions to Shareholders
Net investment income
Class A	—	(7,744,908)	(3,080,404)	(10,005,160)
Class B	—	—	—	—
Class C	—	—	—	(19,504)
Class K	—	(5,526)	—	(1,284)
Class Y	—	(198,342)	(390,740)	(235,209)
Net realized gain on investments
Class A	(47,563,858)	(181,874,263)	(22,608,921)	(186,091,155)
Class B	—	—	—	—
Class C	—	—	(147,841)	(473,050)
Class K	(394,298)	(1,133,502)	(19,984)	(85,844)
Class Y	(4,671,805)	(2,010,941)	(812,630)	(2,324,419)
Total Distributions	(52,629,961)	(192,967,482)	(27,060,520)	(199,235,625)
Capital Share Transactions
Proceeds from sales of shares	495,942,518	909,238,504	1,003,030,384	1,386,293,614
Reinvestment of distributions	47,601,459	173,412,007	24,934,261	175,855,601
Cost of shares redeemed	(793,196,409)	(1,078,743,888)	(1,205,873,340)	(831,796,145)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(249,652,432)	3,906,623	(177,908,695)	730,353,070
Net Increase/(Decrease) in Net Assets	(1,079,772,866)	(308,770,742)	(1,216,523,420)	566,054,400
Net Assets
Beginning of year	2,236,762,174	2,545,532,916	2,566,719,762	2,000,665,362
End of year	$1,156,989,308	$2,236,762,174	$1,350,196,342	$2,566,719,762
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(8,030,255)	$(320,627)	$(3,138,264)
Accumulated Net Investment Income/(Loss) Included in Net Assets	$(1,578,210)	$—	$—	$—
Other Information:
Shares
Sold	19,259,321	24,926,985	47,804,126	46,893,933
Reinvested	2,814,949	5,667,261	1,740,229	6,737,941
Redeemed	(30,380,082)	(30,630,731)	(57,144,280)	(28,862,658)
Net Increase/(Decrease)	(8,305,812)	(36,485)	(7,599,925)	24,769,216

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

RS Investors		RS Global Natural Resources		RS Large Cap Value

For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07

$(285,163)	$(351,044)	$(2,095,184)	$286,702	$672,641	$452,228

(5,267,207)	5,870,351	(50,397,376)	153,250,512	(2,991,437)	13,354,403

(7,466,295)	(5,396,048)	(829,557,957)	330,127,093	(31,835,728)	(13,891,531)

(13,018,665)	123,259	(882,050,517)	483,664,307	(34,154,524)	(84,900)

—	—	(350,238)	(272,494)	(280,487)	(260,999)
—	—	—	—	(97,640)	(45,457)
—	—	(1,247)	(360)	(100,814)	(43,901)
—	—	(323)	(40)	(212,115)	(146,614)
—	—	(14,779)	(124,620)	—	—

(1,081,420)	(5,734,510)	(6,279,894)	(137,756,097)	(1,633,884)	(3,159,687)
—	—	—	—	(1,232,334)	(2,446,812)
(2,555)	(12,991)	(23,106)	(181,908)	(1,196,264)	(2,322,886)
(5,462)	(7,918)	(5,267)	(20,252)	(1,655,968)	(3,151,279)
(127,085)	(607,792)	(270,013)	(5,847,887)	—	—
(1,216,522)	(6,363,211)	(6,944,867)	(144,203,658)	(6,409,506)	(11,577,635)

2,461,067	16,766,975	453,744,401	763,930,513	3,129,572	3,431,888
1,124,310	5,393,970	6,419,937	131,175,380	6,378,723	11,519,638
(13,630,130)	(46,761,205)	(859,685,834)	(671,596,723)	(3,165,614)	(24,522,511)

(10,044,753)	(24,600,260)	(399,521,496)	223,509,170	6,342,681	(9,570,985)
(24,279,940)	(30,840,212)	(1,288,516,880)	562,969,819	(34,221,349)	(21,233,520)

34,288,472	65,128,684	2,173,585,199	1,610,615,380	84,221,330	105,454,850
$10,008,532	$34,288,472	$885,068,319	$2,173,585,199	$49,999,981	$84,221,330

$—	$(255,705)	$(906,164)	$—	$(3,891)	$—

$2,248	$—	$—	$107,445	$—	$9,523

423,138	1,373,931	14,870,827	20,818,753	320,946	233,010
290,385	571,808	335,405	3,563,745	1,039,436	940,793
(1,889,393)	(3,912,083)	(28,318,972)	(19,366,797)	(323,447)	(1,689,665)
(1,175,870)	(1,966,344)	(13,112,740)	5,015,701	1,036,935	(515,862)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, since the period of each Fund's share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Partners Fund (Class A)
Year Ended 12/31/08	$30.81	$(0.17)	$(11.79)	$(11.96)	$—	$(0.85)	$(0.85)
Year Ended 12/31/07	35.04	(0.03)	(1.31)	(1.34)	(0.12)	(2.77)	(2.89)
Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)	(1.68)
Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)	(5.93)
Year Ended 12/31/04	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)
RS Partners Fund (Class K)
Year Ended 12/31/08	$30.77	$(0.20)	$(11.81)	$(12.01)	$—	$(0.85)	$(0.85)
Year Ended 12/31/07	35.05	(0.14)	(1.36)	(1.50)	(0.01)	(2.77)	(2.78)
Period From 10/13/06[3] to 12/31/06[4]	35.04	—	1.67	1.67	(0.06)	(1.60)	(1.66)
RS Partners Fund (Class Y)
Year Ended 12/31/08	$30.74	$0.03	$(11.93)	$(11.90)	$—	$(0.85)	$(0.85)
Period From 05/01/07[3] to 12/31/07[4]	37.83	0.15	(4.20)	(4.05)	(0.27)	(2.77)	(3.04)
RS Value Fund (Class A)
Year Ended 12/31/08	$26.27	$0.04	$(11.01)	$(10.97)	$(0.04)	$(0.27)	$(0.31)
Year Ended 12/31/07	27.43	0.02	1.00	1.02	(0.11)	(2.07)	(2.18)
Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)	(1.14)
Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)
Year Ended 12/31/04	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)
RS Value Fund (Class C)
Year Ended 12/31/08	$26.16	$(0.02)	$(11.01)	$(11.03)	$—	$(0.27)	$(0.27)
Period From 05/01/07[3] to 12/31/07[4]	30.15	(0.04)	(1.79)	(1.83)	(0.09)	(2.07)	(2.16)
RS Value Fund (Class K)
Year Ended 12/31/08	$26.24	$(0.01)	$(11.01)	$(11.02)	$—	$(0.27)	$(0.27)
Year Ended 12/31/07	27.43	(0.06)	0.97	0.91	(0.03)	(2.07)	(2.10)
Period From 12/04/06[3] to 12/31/06[4]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)	(1.13)
RS Value Fund (Class Y)
Year Ended 12/31/08	$26.23	$0.16	$(11.06)	$(10.90)	$(0.13)	$(0.27)	$(0.40)
Period From 05/01/07[3] to 12/31/07[4]	30.15	0.08	(1.72)	(1.64)	(0.21)	(2.07)	(2.28)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$18.00	(38.63)%	$1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%
30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%	(0.14)%	57%
35.04	11.19%	2,532,086	1.49%	1.52%	0.29%	0.26%	60%
33.01	11.94%	2,164,407	1.48%	1.52%	—%	(0.04)%	77%
34.77	31.81%	2,044,457	1.49%	1.64%	(0.59)%	(0.74)%	108%

$17.91	(38.84)%	$8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%
30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%	(0.48)%	57%
35.05	4.71%	13,447	1.82%	1.86%	(0.03)%	(0.07)%	60%

$17.99	(38.52)%	$102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%
30.74	(10.65)%	35,137	1.11%	1.13%	0.44%	0.42%	57%

$14.99	(41.73)%	$1,292,905	1.40%	1.40%	0.16%	0.16%	49%
26.27	3.76%	2,526,734	1.32%	1.32%	0.06%	0.06%	59%
27.43	16.37%	2,000,665	1.36%	1.37%	0.06%	0.05%	72%
24.55	11.67%	1,596,317	1.39%	1.39%	(0.15)%	(0.15)%	83%
21.99	29.31%	628,586	1.49%	1.63%	(0.65)%	(0.79)%	147%

$14.86	(42.13)%	$8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%
26.16	(6.05)%	6,774	2.13%	2.17%	(0.62)%	(0.66)%	59%

$14.95	(41.96)%	$1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%
26.24	3.35%	1,183	1.72%	1.74%	(0.28)%	(0.30)%	59%
27.43	(0.06)%	—	1.28%	1.28%	0.35%	0.35%	72%

$14.93	(41.50)%	$47,545	1.04%	1.04%	0.64%	0.64%	49%
26.23	(5.41)%	32,029	0.98%	0.99%	0.51%	0.50%	59%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Investors Fund (Class A)
Year Ended 12/31/08	$9.59	$(0.16)	$(4.64)	$(4.80)	$—	$(0.62)	$(0.62)
Year Ended 12/31/07	11.75	(0.11)	(0.01)	(0.12)	—	(2.04)	(2.04)
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)	(0.53)
Period From 11/15/05[3] to 12/31/05[4]	10.00	(0.01)	0.45	0.44	—	—	—
RS Investors Fund (Class C)
Year Ended 12/31/08	$9.54	$(0.14)	$(4.57)	$(4.71)	$—	$(0.62)	$(0.62)
Period From 07/24/07[3] to 12/31/07[4]	12.57	(0.07)	(0.92)	(0.99)	—	(2.04)	(2.04)
RS Investors Fund (Class K)
Year Ended 12/31/08	$9.51	$(0.13)	$(4.70)	$(4.83)	$—	$(0.62)	$(0.62)
Period From 01/03/07[3] to 12/31/07[4]	11.71	(0.08)	(0.08)	(0.16)	—	(2.04)	(2.04)
RS Investors Fund (Class Y)
Year Ended 12/31/08	$9.61	$(0.12)	$(4.69)	$(4.81)	$—	$(0.62)	$(0.62)
Period From 05/01/07[3] to 12/31/07[4]	12.56	(0.01)	(0.90)	(0.91)	—	(2.04)	(2.04)
RS Global Natural Resources Fund (Class A)
Year Ended 12/31/08	$37.97	$(0.05)	$(17.71)	$(17.76)	$(0.01)	$(0.15)	$(0.16)
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)	(2.68)
Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)	(4.65)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)
Year Ended 12/31/04	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)
RS Global Natural Resources Fund (Class C)
Year Ended 12/31/08	$37.73	$(0.22)	$(17.60)	$(17.82)	$(0.01)	$(0.15)	$(0.16)
Period From 05/01/07[3] to 12/31/07[4]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)	(2.68)
RS Global Natural Resources Fund (Class K)
Year Ended 12/31/08	$37.75	$(0.14)	$(17.61)	$(17.75)	$(0.01)	$(0.15)	$(0.16)
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)	(2.68)
Period From 12/04/06[3] to 12/31/06[4]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)	(4.64)
RS Global Natural Resources Fund (Class Y)
Year Ended 12/31/08	$38.00	$0.08	$(17.78)	$(17.70)	$(0.01)	$(0.15)	$(0.16)
Period From 05/01/07[3] to 12/31/07[4]	35.26	0.09	5.38	5.47	(0.06)	(2.67)	(2.73)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$4.17	(49.50)%	$8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%
9.59	(0.72)%	30,691	1.60%	1.60%	(0.60)%	(0.60)%	71%
11.75	17.55%	65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%
10.44	4.40%	49,463	3.74%	3.77%	(1.66)%	(1.69)%	5%

$4.21	(48.80)%	$20	1.43%	4.15%	(0.79)%	(3.51)%	65%
9.54	(7.61)%	74	2.55%	5.22%	(1.55)%	(4.22)%	71%

$4.06	(50.25)%	$43	3.23%	3.23%	(2.55)%	(2.55)%	65%
9.51	(1.10)%	45	2.52%	5.81%	(1.49)%	(4.78)%	71%

$4.18	(49.52)%	$991	1.70%	1.70%	(1.04)%	(1.04)%	65%
9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%	(0.29)%	71%

$20.05	(46.76)%	$843,964	1.49%	1.49%	(0.13)%	(0.13)%	43%
37.97	32.07%	2,080,904	1.45%	1.45%	—%	—%	37%
30.84	8.11%	1,610,612	1.49%	1.53%	0.24%	0.20%	62%
32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%
24.72	34.43%	628,512	1.50%	1.59%	(0.18)%	(0.27)%	97%

$19.75	(47.22)%	$3,129	2.34%	2.34%	(0.95)%	(0.95)%	43%
37.73	14.84%	2,949	2.29%	2.32%	(0.67)%	(0.70)%	37%

$19.84	(47.01)%	$736	2.10%	2.11%	(0.66)%	(0.67)%	43%
37.75	31.37%	330	2.00%	2.30%	(0.40)%	(0.70)%	37%
30.84	(4.76)%	3	1.75%	1.75%	(0.23)%	(0.23)%	62%

$20.14	(46.57)%	$37,239	1.18%	1.19%	0.17%	0.16%	43%
38.00	15.76%	89,402	1.12%	1.12%	0.46%	0.46%	37%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Value Fund (Class A)
Year Ended 12/31/08	$12.30	$0.13	$(5.13)	$(5.00)	$(0.14)	$(0.83)	$(0.97)
Year Ended 12/31/07	14.33	0.15	(0.16)	(0.01)	(0.15)	(1.87)	(2.02)
Year Ended 12/31/06	13.07	0.11	2.17	2.28	(0.09)	(0.93)	(1.02)
Year Ended 12/31/05	13.30	0.10	1.12	1.22	(0.11)	(1.34)	(1.45)
Year Ended 12/31/04	12.82	0.08	1.59	1.67	(0.07)	(1.12)	(1.19)
RS Large Cap Value Fund (Class B)
Year Ended 12/31/08	$12.25	$0.07	$(5.10)	$(5.03)	$(0.07)	$(0.83)	$(0.90)
Year Ended 12/31/07	14.27	0.02	(0.14)	(0.12)	(0.03)	(1.87)	(1.90)
Year Ended 12/31/06	13.02	0.00 [5]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/05	13.24	(0.00)[5]	1.12	1.12	—	(1.34)	(1.34)
Year Ended 12/31/04	12.80	(0.01)	1.57	1.56	—	(1.12)	(1.12)
RS Large Cap Value Fund (Class C)
Year Ended 12/31/08	$12.25	$0.07	$(5.10)	$(5.03)	$(0.07)	$(0.83)	$(0.90)
Year Ended 12/31/07	14.27	0.02	(0.13)	(0.11)	(0.04)	(1.87)	(1.91)
Year Ended 12/31/06	13.02	0.00 [5]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/05	13.24	(0.00)[5]	1.12	1.12	—	(1.34)	(1.34)
Year Ended 12/31/04	12.80	(0.01)	1.57	1.56	—	(1.12)	(1.12)
RS Large Cap Value Fund (Class K)
Year Ended 12/31/08	$12.32	$0.10	$(5.12)	$(5.02)	$(0.11)	$(0.83)	$(0.94)
Year Ended 12/31/07	14.33	0.09	(0.14)	(0.05)	(0.09)	(1.87)	(1.96)
Year Ended 12/31/06	13.07	0.07	2.18	2.25	(0.06)	(0.93)	(0.99)
Year Ended 12/31/05	13.30	0.07	1.11	1.18	(0.07)	(1.34)	(1.41)
Year Ended 12/31/04	12.83	0.05	1.58	1.63	(0.04)	(1.12)	(1.16)

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$6.33	(40.34)%	$14,256	1.36%	1.36%	1.38%	1.38%	53%
12.30	(0.01)%	24,090	1.38%	1.38%	0.88%	0.88%	38%
14.33	17.84%	30,526	1.42%	1.42%	0.77%	0.77%	31%
13.07	9.32%	27,050	1.44%	1.44%	0.75%	0.75%	35%
13.30	13.43%	26,676	1.44%	1.44%	0.68%	0.68%	32%

$6.32	(40.84)%	$10,722	2.11%	2.11%	0.63%	0.63%	53%
12.25	(0.78)%	18,542	2.11%	2.11%	0.15%	0.15%	38%
14.27	17.03%	24,585	2.18%	2.18%	0.02%	0.02%	31%
13.02	8.54%	22,643	2.19%	2.19%	0.01%	0.01%	35%
13.24	12.52%	24,646	2.19%	2.19%	(0.07)%	(0.07)%	32%

$6.32	(40.79)%	$10,428	2.09%	2.09%	0.66%	0.66%	53%
12.25	(0.78)%	17,593	2.11%	2.11%	0.15%	0.15%	38%
14.27	17.03%	23,163	2.18%	2.18%	0.02%	0.02%	31%
13.02	8.54%	21,005	2.19%	2.19%	0.01%	0.01%	35%
13.24	12.52%	23,507	2.19%	2.19%	(0.07)%	(0.07)%	32%

$6.36	(40.50)%	$14,594	1.71%	1.72%	1.04%	1.03%	53%
12.32	(0.34)%	23,996	1.71%	1.82%	0.56%	0.45%	38%
14.33	17.55%	27,181	1.71%	1.71%	0.49%	0.49%	31%
13.07	9.02%	22,901	1.71%	1.71%	0.49%	0.49%	35%
13.30	13.05%	24,342	1.70%	1.70%	0.42%	0.42%	32%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[5]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds, other than RS Partners Fund and RS Investors Fund, which are registered as nondiversified funds.

The Funds offer Class A and K shares. RS Large Cap Value Fund offers Class B shares. RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund offer Class C shares. RS Partners Fund, RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

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entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

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Notes to Financial Statements (continued)

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility

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from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
RS Partners Fund	$—	$—	—
RS Value Fund	—	—	—
RS Investors Fund	—	239,557	2.62%
RS Global Natural Resources Fund	—	14,221,967	2.00%
RS Large Cap Value Fund	—	—	—
*	For the year ended December 31, 2008.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%
RS Large Cap Value Fund	0.78%

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to RS Large Cap Value Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for UBS Global AM’s services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of RS Large Cap Value Fund’s average daily net assets. Payment of the sub-investment advisory fees does not represent a separate or additional expense to RS Large Cap Value Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through the dates specified below; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation	Effective Through
RS Partners Fund, Class A	1.49%	08/31/09
RS Value Fund, Class A	1.49%	04/30/09
RS Global Natural Resources Fund, Class A	1.49%	04/30/09

Additionally, RS Investments has agreed through each respective date, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit RS Large Cap Value Fund’s total annual fund operating expenses to the following rates:

Fund	Expense Limitation
RS Large Cap Value Fund, Class A	1.43%
RS Large Cap Value Fund, Class B	2.19%
RS Large Cap Value Fund, Class C	2.19%
RS Large Cap Value Fund, Class K	1.71%

For the year ended December 31, 2008, RS Investments voluntarily reimbursed certain class specific expenses.

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Notes to Financial Statements (continued)

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of a Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. A Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in a Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and dis-

tribution of shares of each Fund. For the year ended December 31, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Partners Fund
Class A	0.25%	$4,062,011
Class K	0.65%	78,105
Class Y	0.00%	—
RS Value Fund
Class A	0.25%	5,019,984
Class C	1.00%	92,791
Class K	0.65%	8,327
Class Y	0.00%	—
RS Investors Fund
Class A	0.25%	47,690
Class C	1.00%	659
Class K	0.65%	439
Class Y	0.00%	—
RS Global Natural Resources Fund
Class A	0.25%	4,227,994
Class C	1.00%	45,539
Class K	0.65%	4,881
Class Y	0.00%	—
RS Large Cap Value Fund
Class A	0.25%	49,457
Class B	1.00%	151,115
Class C	1.00%	144,520
Class K	0.65%	130,322

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2008, PAS received $2,377,317 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

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For the year ended December 31, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$1,901
RS Value Fund	34,054
RS Investors Fund	807
RS Global Natural Resources Fund	46,025
RS Large Cap Value Fund	1,943

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$4
RS Value Fund	24,181
RS Investors Fund	—
RS Global Natural Resources Fund	30,498
RS Large Cap Value Fund	2,411

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2008, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Year		Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Income	Value
RS Partners Fund	Aaron Rents, Inc.	2,451,802		—	2,451,802	—	$112,229	$—
	ACI Worldwide, Inc.	2,912,918		1,082,451	194,046	3,801,323	—	60,441,036
	A.M. Castle & Co.	1,294,350		—	1,294,350	—	201,618	—
	AP Alternative Assets, L.P.	4,180,500	*	651,403	—	4,831,903	123,528	5,810,624
	Carter’s, Inc.	3,903,440		599,640	3,916,088	586,992	—	**
	Century Aluminum Co.	1,525,096	*	1,638,386	505,659	2,657,823	—	26,578,230
	Coinstar, Inc.	2,464,452		—	1,020,018	1,444,434	—	28,180,907
	Commercial Vehicle Group, Inc.	2,047,101		—	1,837,914	209,187	—	**
	Corinthian Colleges, Inc.	2,856,769	*	3,209,151	6,065,920	—	—	—
	Employers Holdings, Inc.	2,867,090		—	641,623	2,225,467	617,781	**
	Euronet Worldwide, Inc.	—		2,877,520	—	2,877,520	—	33,408,007
	eResearch Technology, Inc.	3,235,047		—	3,235,047	—	—	—
	Iconix Brand Group, Inc.	—		3,735,949	—	3,735,949	—	36,537,581
	Key Energy Services, Inc.	6,449,800	*	—	1,366,684	5,083,116	—	**
	Meruelo Maddux Properties, Inc.	4,448,881		—	4,448,881	—	—	—
	MoneyGram International, Inc.	—		8,961,217	—	8,961,217	—	9,050,829
	Quadra Realty Trust, Inc.	1,472,935		—	1,472,935	—	—	—
	The Cooper Cos., Inc	894,413	*	1,547,635	69,320	2,372,728	—	38,912,739
	Triarc Cos., Inc., Class B	6,003,100		—	6,003,100	—	2,125,517	—
							$3,180,673	$238,919,953
RS Value Fund	Career Education Corp.	2,845,338	*	2,542,675	1,512,821	3,875,192	—	**
	Sunrise Senior Living, Inc.	1,670,632	*	2,042,152	—	3,712,784	—	6,237,477
							—	$6,237,477
RS Global Natural Resources	Anderson Energy Ltd.	4,613,000		—	4,613,000	—	—	—
Fund	Century Aluminum Co.	1,434,869	*	1,523,311	313,428	2,644,752	—	26,447,520
							—	$26,447,520
*	Issuer was not an affiliated issuer at January 1, 2008.
**	Issuer was not an affiliated issuer at December 31, 2008.

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Notes to Financial Statements (continued)

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income		Long-Term Capital Gain
	2008	2007	2008	2007
RS Partners Fund	$—	$47,987,495	$52,629,961	$144,979,987
RS Value Fund	3,471,144	89,245,296	23,589,376	109,990,329
RS Investors Fund	—	3,424,450	1,216,522	2,938,761
RS Global Natural Resources Fund	3,948,687	14,518,403	2,996,180	129,685,255
RS Large Cap Value Fund	752,153	1,458,624	5,657,353	10,119,011

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, no Fund utilized capital loss carryovers. See the chart for capital loss carryovers available to the Funds at December 31, 2008.

	Expiring
Fund	2016	Total
RS Partners Fund	$25,678,830	$25,678,830
RS Value Fund	66,513,156	66,513,156
RS Investors Fund	4,501,245	4,501,245
RS Global Natural Resources Fund	18,349,799	18,349,799
RS Large Cap Value Fund	—	—

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Partners Fund	$41,769,876
RS Value Fund	45,946,837
RS Investors Fund	736,464
RS Global Natural Resources Fund	30,948,445
RS Large Cap Value Fund	4,217,249

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b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Depreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,728,160,398	$(557,583,785)	$56,656,807	$(614,240,592)
RS Value Fund	2,079,263,091	(730,674,936)	30,693,355	(761,368,291)
RS Investors Fund	18,171,471	(7,574,477)	395,368	(7,969,845)
RS Global Natural Resources Fund	1,093,197,427	(205,812,032)	94,195,974	(300,008,006)
RS Large Cap Value Fund	65,387,614	(15,658,598)	3,305,905	(18,964,503)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

			RS Partners Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	13,432,186	$346,412,695		23,766,066	$868,388,518
Shares reinvested	2,684,467	45,396,876		5,557,637	170,063,699
Shares redeemed	(29,015,193)	(760,312,913)		(30,565,879)	(1,076,458,191)

Net decrease	(12,898,540)	$(368,503,342)		(1,242,176)	$(38,005,974)
Class K
Shares sold	53,303	$1,375,913		46,181	$1,670,742
Shares reinvested	23,428	394,297		37,260	1,139,026
Shares redeemed	(37,412)	(979,566)		(20,842)	(730,330)

Net increase	39,319	$790,644		62,599	$2,079,438
Class Y
Shares sold	5,773,832	$148,153,910		1,114,738	$39,179,244
Shares reinvested	107,054	1,810,286		72,364	2,209,282
Shares redeemed	(1,327,477)	(31,903,930)		(44,010)	(1,555,367)

Net increase	4,553,409	$118,060,266		1,143,092	$39,833,159

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Notes to Financial Statements (continued)

Transactions in Capital Shares (continued)

			RS Value Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	44,767,573	$933,333,506		45,402,067	$1,342,314,975
Shares reinvested	1,665,201	23,864,119		6,620,060	172,783,578
Shares redeemed	(56,347,912)	(1,191,138,483)		(28,777,802)	(829,361,670)

Net increase/(decrease)	(9,915,138)	$(233,940,858)		23,244,325	$685,736,883
Class C
Shares sold	448,546	$10,195,608		254,884	$7,516,053
Shares reinvested	9,011	128,054		16,452	427,755
Shares redeemed	(138,580)	(2,655,603)		(12,394)	(355,880)

Net increase	318,977	$7,668,059		258,942	$7,587,928
Class K
Shares sold	34,278	$715,198		42,648	$1,249,134
Shares reinvested	1,399	19,984		3,341	87,127
Shares redeemed	(3,268)	(71,941)		(903)	(26,302)

Net increase	32,409	$663,241		45,086	$1,309,959
Class Y
Shares sold	2,553,729	$58,786,072		1,194,334	$35,213,452
Shares reinvested	64,618	922,104		98,088	2,557,141
Shares redeemed	(654,520)	(12,007,313)		(71,559)	(2,052,293)

Net increase	1,963,827	$47,700,863		1,220,863	$35,718,300
			RS Investors Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	362,168	$1,979,118		1,064,238	$12,942,931
Shares reinvested	256,431	992,388		505,546	4,767,310
Shares redeemed	(1,672,203)	(12,403,852)		(3,910,511)	(46,741,830)

Net decrease	(1,053,604)	$(9,432,346)		(2,340,727)	$(29,031,589)
Class C
Shares sold	4,746	$37,979		6,364	$80,000
Shares reinvested	—	—		1,384	12,991
Shares redeemed	(7,748)	(34,555)		—	—

Net increase/(decrease)	(3,002)	$3,424		7,748	$92,991
Class K
Shares sold	10,363	$87,377		4,595	$55,036
Shares reinvested	1,445	5,462		845	7,918
Shares redeemed	(6,030)	(42,493)		(669)	(8,488)

Net increase	5,778	$50,346		4,771	$54,466
Class Y
Shares sold	45,861	$356,593		298,734	$3,689,008
Shares reinvested	32,509	126,460		64,033	605,751
Shares redeemed	(203,412)	(1,149,230)		(903)	(10,887)

Net increase/(decrease)	(125,042)	$(666,177)		361,864	$4,283,872

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			RS Global Natural Resources Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	14,454,184	$440,334,422		18,460,269	$674,286,260
Shares reinvested	323,060	6,239,536		3,392,666	124,884,010
Shares redeemed	(27,494,585)	(830,842,983)		(19,277,004)	(668,074,381)

Net increase/(decrease)	(12,717,341)	$(384,269,025)		2,575,931	$131,095,889
Class C
Shares sold	175,211	$6,297,093		74,469	$2,809,307
Shares reinvested	1,104	20,965		4,639	169,793
Shares redeemed	(96,081)	(3,243,833)		(954)	(36,246)

Net increase	80,234	$3,074,225		78,154	$2,942,854
Class K
Shares sold	35,509	$1,200,383		9,100	$330,297
Shares reinvested	296	5,630		553	20,252
Shares redeemed	(7,460)	(259,061)		(1,007)	(35,601)

Net increase	28,345	$946,952		8,646	$314,948
Class Y
Shares sold	205,923	$5,912,503		2,274,915	$86,504,649
Shares reinvested	10,945	153,806		165,887	6,101,325
Shares redeemed	(720,846)	(25,339,957)		(87,832)	(3,450,495)

Net increase/(decrease)	(503,978)	$(19,273,648)		2,352,970	$89,155,479
			RS Large Cap Value Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	139,610	$1,312,165		69,625	$1,027,798
Shares reinvested	308,250	1,889,573		275,123	3,373,009
Shares redeemed	(154,409)	(1,480,956)		(515,569)	(7,516,275)

Net increase/(decrease)	293,451	$1,720,782		(170,821)	$(3,115,468)
Class B
Shares sold	13,652	$138,687		7,218	$104,208
Shares reinvested	216,024	1,324,223		203,893	2,489,537
Shares redeemed	(48,178)	(462,548)		(420,546)	(6,079,904)

Net increase/(decrease)	181,498	$1,000,362		(209,435)	$(3,486,159)
Class C
Shares sold	7,980	$58,670		13,215	$197,906
Shares reinvested	211,902	1,296,844		193,219	2,359,203
Shares redeemed	(6,612)	(54,162)		(393,504)	(5,680,282)

Net increase/(decrease)	213,270	$1,301,352		(187,070)	$(3,123,173)
Class K
Shares sold	159,704	$1,620,050		142,952	$2,101,976
Shares reinvested	303,260	1,868,083		268,558	3,297,889
Shares redeemed	(114,248)	(1,167,948)		(360,046)	(5,246,050)

Net increase	348,716	$2,320,185		51,464	$153,815

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Notes to Financial Statements (continued)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$1,014,119,390	$1,265,497,702
RS Value Fund	936.817,062	1,104,233,643
RS Investors Fund	14,212,149	25,386,378
RS Global Natural Resources Fund	687,849,722	904,022,844
RS Large Cap Value Fund	37,354,795	36,471,076

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees. See the table below for restricted securities held by a Fund at December 31, 2008.

Fund	Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
RS Value Fund	Ivanhoe Nickel & Platinum Ltd.	698,422	$2,837,501	$1,173,349	4/25/97 – 5/7/98	0.09%
RS Global Natural Resources Fund	Ivanhoe Nickel & Platinum Ltd.	203,624	784,997	342,088	4/25/97 – 5/7/98	0.04%

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund (five of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented for RS Partners Fund, RS Value Fund, RS Investors Fund, and RS Global Natural Resources Fund and for each of the three years in the period ended December 31, 2008 for RS Large Cap Value Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 of the RS Large Cap Value Fund were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

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Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2008 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Value Fund	100%
RS Global Natural Resources Fund	100%
RS Large Cap Value Fund	100%

Dividend Received Deduction:

RS Value Fund	100%
RS Global Natural Resources Fund	99.67%
RS Large Cap Value Fund	100%

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 22 series of RS Investment Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, RS Technology Fund, RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS Equity Dividend Fund (the “RS-Managed Funds”); RS Large Cap Value Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value Fund; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

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Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fee for RS Smaller Company Growth Fund appeared to be higher in relation to its peer funds than the other Funds; in the course of their discussions with the Trustees, representatives of RS Investments noted that, in light of those expenses and other factors, RS Investments would likely consider strategic alternatives for that Fund in the coming year.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments informed the Trustees that RS Investments would lower the expense limitation with respect to both the RS S&P 500 Index Fund and the RS Money Market Fund, thereby improving those Funds’ comparative advisory fee and total operating expense levels in comparison with their peers. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the

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discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the variable versions of the Funds had been less profitable generally than the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees discussed specifically with RS Investments and among themselves the advisability of implementing advisory fee breakpoints for three of the largest Funds and, after discussions with management, determined that, although it may be appropriate to implement breakpoints in the future for those Funds, such a step did not appear warranted at the time, in light of, among other things, the performance of the Funds, current and anticipated market conditions, and other factors.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience

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Supplemental Information (unaudited) (continued)

and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Smaller Company Growth Fund, and RS High Yield Bond Fund had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond Fund had experienced a significant portfolio manager change, and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Smaller Company Growth Fund.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

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•	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

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Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

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388 Market Street  San Francisco  CA  94111

www.RSinvestments.com	800-766-3863

EB-015096 (12/08)    AR913_V

08	ANNUAL REPORT

Core Funds

RS Small Cap Core Equity Fund

RS Large Cap Alpha Fund (formerly RS Core Equity Fund)

RS Equity Dividend Fund

RS S&P 500 Index Fund

12.31.08

Class A, B, C, K and Y Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholder,

As we enter 2009, I wanted to provide our thoughts on the market, the economy and how we’re positioned for eventual recovery.

While we’ve experienced several recessions throughout our long careers, this one certainly feels worse than the rest. Several indicators point to the fact that this recession will last longer and be deeper than others in recent history.

We are encouraged by the government’s inclination to take meaningful action to restore economic stability. Even with their actions, real recovery is likely to take time. While the overall health of the economy is an important input to our research, it’s one input of many. Our focus remains on individual company fundamentals and we are closely tracking how the management teams of the companies in our portfolios are responding to the downturn and, ultimately, how they are positioning their businesses to generate long-term returns.

Historically, the Market has been a Leading Indicator of Recessions and Recoveries

The stock market has historically been an accurate and leading indicator of economic change. Once again, entering this recession, the market proved its predictive capabilities. As you may recall, the stock market first wobbled in anticipation of credit troubles well over a year ago, in July 2007. As we bumped along through the ensuing year and the market continued to decline, it became more evident that a recession was imminent or underway already.

In October 2008, the S&P 500 Index® lost 16.79% of its value, marking one of the worst months in the history of the Index. On November 28, 2008, the National Bureau of Economic Research (NBER) confirmed what the market already knew: the US economy officially entered into a recession in late 2007.

The economy has experienced 11 recessions since 1945. In each of these periods, the market declined in advance of, and in sympathy with, a weakening economy. It’s important to note that in the midst of

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CEO’s Letter (continued)

each recession, when the economic mood was at its bleakest, the market recovered in anticipation of improving results. There was no official proclamation that the recession was over; the returns came in fits and starts and, ultimately, accrued to long-term gains. Such is the nature of the market and it should serve as a reminder to us that maintaining a long-term perspective is more critical now than ever.

Fundamentals Will Lead the Way

We cannot tell you when the market and economy will recover. We can tell you, however, that recovery will be led by individual companies whose fundamentals are already strong and/or improving. That’s where research becomes critically important. Our funds are managed by five distinct investment management and research teams, each of them deeply staffed with experienced investment professionals. On average, each team member relies on more than 14 years’ investment experience and has managed through several recessions and recoveries.

Our teams are actively engaged with the companies in which we invest and they continue to scour the landscape for stable, well-capitalized and innovative companies with improving fundamentals and prospects for growth. There are companies who will emerge from this current difficulty with improved competitive positions. We expect that these companies will lead the market into recovery and we seek to own them in our portfolios.

Maintain a Long-Term View

As asset managers, the most important thing we can do is to stay true to our long-established investment processes. For individual investors, if you’re invested in the market and continue to have the benefit of an extended time horizon, it’s important to stay committed to your long-term plan.

Invest with a Committed Partner: RS Investments

Through this downturn, and in the eventual recovery, you can be assured that every member of our invest-

ment teams continues to diligently work on your behalf. Here are some reasons why we believe RS funds, and our shareholders, are well-positioned for long-term success.

RS Performance: Despite a challenging market environment, our funds’ long-term track records remain strong. I encourage you to review some of the highly ranked funds on pages 4 and 5 of this report. These rankings serve as validation of the strength of our teams and long-term investment approach across value, core, growth, international, and fixed income funds.

RS Research: Our long history and experience reminds us that capital markets are resilient and, eventually, excesses — both on the upside and downside — are purged from the system. We believe strongly in the power of fundamental research. Never before has diligent research served as a more useful tool for managing risk and identifying opportunity.

RS Expertise: Our investment strategies are led by dedicated value, core, growth, international, and fixed income teams. These teams bring hundreds of years of collective investment experience among them. Our clients benefit from this expertise and, with the RS fund family, can diversify and position their portfolios for many risk tolerances and market climates.

RS Commitment: After more than 22 years in business, we remain committed to serving our shareholders and earning your trust every day. Our investments in world-class investment compliance and operational systems and service capabilities help us provide you with transparency into what we do on your behalf. We have the financial strength and backing of a 148-year-old mutual insurance company, Guardian Life Insurance Company of America, as a majority owner of our firm. Shareholders of our funds can take comfort in our commitment and ability to be here — as partners — to serve your investment needs long into the future.

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Looking Ahead

We believe that our portfolios are well-positioned for an eventual recovery. As conditions improve, and we believe they will, we will continue to patiently build positions in companies that we believe have solid management teams, superior margins and capital positions, and proven competitive advantages when valuations provide us with adequate downside protection.

We value our role as stewards of your investments and thank you for your business.

Sincerely,

Terry R. Otton

Chief Executive Officer

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Highlights

RS Funds Provides Specialized Expertise Across Investment Disciplines

The RS Investments Difference: > Distinct and specialized investment teams > Highly experienced investment professionals > Aligned with Shareholders

RS Fund Highlights

The following RS Funds (Class A Shares) delivered strong performance relative to their peers based on total return, according to Lipper1 Analytical Services as of 12/31/08.

■	RS Tax-Exempt Fund earned the #1 ranking for the ten-year period.	#1 out of 146 for the ten-year period: General Municipal Debt category. This Fund ranked 16 out of 228, 14 out of 208, 2 out of 199, for the one-, three-, and five-year periods respectively.

■	RS Large Cap Alpha Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#6 out of 720 for the three-year period: Large Cap Core category. This Fund ranked 36 out of 851, 21 out of 606,198 out of 344, for the one-, five-, and ten-year periods respectively.

■	RS Low Duration Bond Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#12 out of 213 for the three-year period: Short Investment Grade Debt category. This Fund ranked 17 out of 260,13 out of 178, for the one- and five-year periods respectively.

■	RS Value Fund earned a top-decile ranking for the ten-year period.	#6 out of 73 for the ten-year period: Mid Cap Value category. This Fund ranked 251 out of 353,181 out of 285, 54 out of 212, for the one-, three-, and five-year periods respectively.

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

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More RS Fund Highlights — Lipper and Morningstar2

The following RS Funds (Class A Shares) earned high quartile rankings relative to their Lipper peers (based on total return) from Lipper Analytical Services, and Morningstar ratings (based on risk-adjusted returns) from Morningstar, as of 12/31/08.

	Lipper Ranking					Morningstar Rating™
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« ««« (out of 423 funds)	« «« (out of 423 funds)	« ««« (out of 337 funds)	« «««« (out of 163 funds)	Mid-Cap Blend Category
	3rd 251/353	3rd 181/285	2nd 54/212	1st 6/73	including the effect of sales charges, loads, and redemption fees	«««« (out of 423 funds)	«« (out of 423 funds)	««« (out of 337 funds)	««««« (out of 163 funds)

RS Global Natural Resources Fund	Lipper Category: Global Natural Resources				without sales charge	« ««« (out of 154 funds)	« «« (out of 154 funds)	« ««« (out of 110 funds)	« «««« (out of 70 funds)	Specialty-Natural Resources Category
	2nd 26/97	3rd 43/65	3rd 25/47	2nd 9/30	including the effect of sales charges, loads, and redemption fees	«««« (out of 154 funds)	««« (out of 154 funds)	««« (out of 110 funds)	«««« (out of 70 funds)
RS Core Funds

RS Large Cap Alpha Fund	Lipper Category: Large Cap Core				without sales charge	« ««« (out of 1,748 funds)	« «««« (out of 1,748 funds)	« «««« (out of 1,365 funds)	« « (out of 683 funds)	Large Blend Category
	1st 36/851	1st 6/720	1st 21/606	3rd 198/344	including the effect of sales charges, loads, and redemption fees	«««« (out of 1,748 funds)	««««« (out of 1,748 funds)	««««« (out of 1,365 funds)	«« (out of 683 funds)
RS Growth Funds

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 238 funds)	« « (out of 238 funds)	« « (out of 216 funds)	« «« (out of 74 funds)	Specialty-Technology Category
	3rd 71/95	3rd 63/90	3rd 51/81	1st 6/23	including the effect of sales charges, loads, and redemption fees	««« (out of 238 funds)	«« (out of 238 funds)	«« (out of 216 funds)	««« (out of 74 funds)
RS International Funds

RS International Growth Fund	Lipper Category: International Large Cap Growth				without sales charge	« «« (out of 209 funds)	« «« (out of 209 funds)	« «« (out of 164 funds)	« « (out of 80 funds)	Foreign Large Growth Category
	2nd 40/103	2nd 39/86	2nd 24/72	3rd 29/41	including the effect of sales charges, loads, and redemption fees	««« (out of 209 funds)	««« (out of 209 funds)	««« (out of 164 funds)	«« (out of 80 funds)

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 233 funds)	« «« (out of 233 funds)	« ««« (out of 192 funds)	« ««« (out of 111 funds)	Diversified Emerging Markets Category
	3rd 181/303	2nd 58/213	1st 30/175	1st 23/99	including the effect of sales charges, loads, and redemption fees	««« (out of 233 funds)	««« (out of 233 funds)	««« (out of 192 funds)	««« (out of 111 funds)
RS Fixed Income Funds

RS Investment Quality Bond Fund	Lipper Category: Intermediate Investment Grade Debt				without sales charge	« «« (out of 991 funds)	« «« (out of 991 funds)	« «« (out of 857 funds)	« «« (out of 458 funds)	Intermediate- Term Bond Category
	2nd 210/571	2nd 172/467	2nd 125/394	2nd 61/199	including the effect of sales charges, loads, and redemption fees	««« (out of 991 funds)	««« (out of 991 funds)	««« (out of 857 funds)	««« (out of 458 funds)

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 375 funds)	« ««« (out of 375 funds)	« ««« (out of 318 funds)	N/A	Short-Term Bond Category
	1st 17/260	1st 12/213	1st 13/178	N/A	including the effect of sales charges, loads, and redemption fees	«««« (out of 375 funds)	«««« (out of 375 funds)	«««« (out of 318 funds)	N/A

RS High Yield Bond Fund	Lipper Category: High Current Yield				without sales charge	« ««« (out of 479 funds)	« ««« (out of 479 funds)	« ««« (out of 405 funds)	« «« (out of 253 funds)	High Yield Bond Category
	1st 66/466	1st 80/396	1st 66/334	3rd 108/201	including the effect of sales charges, loads, and redemption fees	««« (out of 479 funds)	««« (out of 479 funds)	««« (out of 405 funds)	««« (out of 253 funds)

RS Tax-Exempt Fund	Lipper Category: General Municipal Debt				without sales charge	« «««« (out of 250 funds)	« «««« (out of 250 funds)	« «««« (out of 241 funds)	« «««« (out of 206 funds)	Muni National Long Category
	1st 16/228	1st 14/208	1st 2/199	1st 1/146	including the effect of sales charges, loads, and redemption fees	«««« (out of 250 funds)	«««« (out of 250 funds)	«««« (out of 241 funds)	«««« (out of 206 funds)

Performance quoted represents past performance and does not guarantee future results.

www.RSinvestments.com	5

Performance Update

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-38.63%	-13.08%	-0.63%	9.96%	9.26%
with maximum sales charge			-41.55%	-14.48%	-1.59%	9.43%	8.86%
Class K	RSPKX	10/13/06
without sales charge			-38.84%	—	—	—	-19.78%
Class Y	RSPYX	05/01/07
without sales charge			-38.52%	—	—	—	-30.14%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-41.73%	-11.06%	0.32%	9.12%	4.26%
with maximum sales charge			-44.50%	-12.48%	-0.65%	8.59%	3.94%
Class C	RVACX	05/01/07
without sales charge			-42.13%	—	—	—	-30.57%
with sales charge			-42.70%	—	—	—	-30.57%
Class K	RSVKX	12/04/06
without sales charge			-41.96%	—	—	—	-21.85%
Class Y	RSVYX	05/01/07
without sales charge			-41.50%	—	—	—	-29.84%

[1]

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 118 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-49.50%	-16.15%	—	—	-14.39%
with maximum sales charge			-51.91%	-17.50%	—	—	-15.71%
Class C	RIVCX	07/24/07
without sales charge			-48.80%	—	—	—	-40.54%
with maximum sales charge			-49.24%	—	—	—	-40.54%
Class K	RSIKX	01/03/07
without sales charge			-50.25%	—	—	—	-29.94%
Class Y	RSIYX	05/01/07
without sales charge			-49.52%	—	—	—	-36.40%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			-46.76%	-8.73%	7.76%	14.12%	8.47%
with maximum sales charge			-49.29%	-10.20%	6.72%	13.57%	8.07%
Class C	RGNCX	05/01/07
without sales charge			-47.22%	—	—	—	-25.90%
with sales charge			-47.74%	—	—	—	-25.90%
Class K	RSNKX	12/04/06
without sales charge			-47.01%	—	—	—	-17.97%
Class Y	RSNYX	05/01/07
without sales charge			-46.57%	—	—	—	-25.00%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-40.34%	-11.08%	-2.71%	—	2.33%
with maximum sales charge			-43.16%	-12.51%	-3.65%	—	1.49%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-40.84%	-11.76%	-3.45%	—	1.56%
with sales charge			-42.39%	-12.18%	-3.56%	—	1.46%
Class C	RLCCX	02/03/03
without sales charge			-40.79%	-11.74%	-3.43%	—	1.58%
with sales charge			-41.31%	-11.74%	-3.43%	—	1.58%
Class K	RLCKX	02/03/03
without sales charge			-40.50%	-11.33%	-2.99%	—	2.05%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-35.67%	-7.62%	-2.01%	3.09%	4.77%
with maximum sales charge			-38.72%	-9.11%	-2.96%	2.59%	4.33%
Class B	GUCBX	05/06/97
without sales charge			-36.26%	-8.53%	-2.97%	2.12%	3.51%
with sales charge			-38.15%	-8.93%	-3.06%	2.12%	3.51%
Class C	RSCCX	08/07/00
without sales charge			-36.23%	-8.41%	-2.91%	—	-2.61%
with sales charge			-36.86%	-8.41%	-2.91%	—	-2.61%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-35.90%	-7.95%	-2.35%	—	0.60%
Class Y	RSCYX	05/01/07
without sales charge			-35.50%	—	—	—	-24.77%
RS Large Cap Alpha Fund Class A	GPAFX	06/01/72
without sales charge			-29.29%	-1.75%	0.81%	-1.97%	11.50%
with maximum sales charge			-32.65%	-3.33%	-0.17%	-2.45%	11.35%
Class B	GUPBX	05/01/96
without sales charge			-29.84%	-2.62%	-0.13%	-2.88%	2.72%
with sales charge			-31.95%	-3.28%	-0.33%	-2.88%	2.72%
Class C	RCOCX	08/07/00
without sales charge			-29.84%	-2.59%	-0.18%	—	-6.76%
with sales charge			-30.54%	-2.59%	-0.18%	—	-6.76%
Class K	RCEKX	05/15/01
without sales charge			-29.52%	-2.11%	0.45%	—	-2.12%
Class Y	RCEYX	05/01/07
without sales charge			-29.13%	—	—	—	-15.65%
RS Equity Dividend Fund Class A	REDAX	07/31/07
without sales charge			-40.27%	—	—	—	-32.60%
with maximum sales charge			-43.12%	—	—	—	-34.88%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Large Cap Alpha Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C	REDCX	07/31/07
without sales charge			-40.52%	—	—	—	-32.92%
with sales charge			-41.11%	—	—	—	-32.92%
Class K	REDKX	07/31/07
without sales charge			-40.32%	—	—	—	-32.65%
Class Y	REDYX	07/31/07
without sales charge			-40.06%	—	—	—	-32.30%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-37.25%	-8.80%	-2.67%	—	-4.43%
with maximum sales charge			-39.13%	-9.71%	-3.27%	—	-4.77%
Class B	RSPBX	08/07/00
without sales charge			-37.62%	-9.48%	-3.38%	—	-5.18%
with sales charge			-39.49%	-10.08%	-3.57%	—	-5.18%
Class C	RSAPX	08/07/00
without sales charge			-37.63%	-9.48%	-3.38%	—	-5.20%
with sales charge			-38.24%	-9.48%	-3.38%	—	-5.20%
Class K	RSPIX	05/15/01
without sales charge			-37.48%	-9.18%	-3.08%	—	-3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-45.61%	-12.13%	-4.69%	0.62%	11.33%
with maximum sales charge			-48.20%	-13.54%	-5.61%	0.13%	11.07%
Class C	REGWX	09/06/07
without sales charge			-46.40%	—	—	—	-37.60%
with sales charge			-46.94%	—	—	—	-37.60%
Class K	RSEKX	01/22/07
without sales charge			-46.09%	—	—	—	-22.31%
Class Y	RSYEX	05/01/07
without sales charge			-45.42%	—	—	—	-27.01%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-48.08%	-17.16%	-6.88%	1.98%	4.55%
with maximum sales charge			-50.55%	-18.49%	-7.79%	1.48%	4.14%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	-48.35%
with maximum sales charge			—	—	—	—	-48.86%
Class K	RSSKX	03/02/07
without sales charge			-48.66%	—	—	—	-28.51%
Class Y	RSMYX	05/01/07
without sales charge			-47.94%	—	—	—	-32.15%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-45.02%	-12.26%	-7.57%	1.91%	6.78%
with maximum sales charge			-47.64%	-13.67%	-8.47%	1.41%	6.36%
Class C	RSGFX	11/15/07
without sales charge			-45.29%	—	—	—	-42.09%
with sales charge			-45.84%	—	—	—	-42.09%
Class K	RSDKX	02/12/07
without sales charge			-45.94%	—	—	—	-24.00%

†	RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-52.50%	-15.14%	-5.54%	0.33%	5.17%
with maximum sales charge			-54.76%	-16.52%	-6.45%	-0.15%	4.79%
Class C	RMOCX	05/21/07
without sales charge			-52.80%	—	—	—	-36.23%
with sales charge			-53.25%	—	—	—	-36.23%
Class K	RSMKX	12/04/06
without sales charge			-52.83%	—	—	—	-26.13%
Class Y	RMOYX	05/01/07
without sales charge			-52.35%	—	—	—	-32.77%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-43.73%	-10.99%	-2.55%	-1.79%	7.33%
with maximum sales charge			-46.40%	-12.42%	-3.49%	-2.27%	7.02%
Class C	RGWCX	06/29/07
without sales charge			-43.88%	—	—	—	-30.45%
with sales charge			-44.43%	—	—	—	-30.45%
Class K	RSGKX	11/27/06
without sales charge			-43.86%	—	—	—	-19.38%
Class Y	RGRYX	05/01/07
without sales charge			-43.51%	—	—	—	-25.07%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-50.90%	-13.40%	-6.59%	-1.78%	3.60%
with maximum sales charge			-53.22%	-14.80%	-7.49%	-2.26%	3.22%
Class C	RINCX	05/02/07
without sales charge			-51.26%	—	—	—	-29.74%
with sales charge			-51.74%	—	—	—	-29.74%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-51.28%	—	—	—	-22.80%
Class Y	RIFYX	05/01/07
without sales charge			-50.73%	—	—	—	-28.52%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-43.23%	-7.41%	1.30%	-1.11%	4.27%
with maximum sales charge			-45.92%	-8.90%	0.32%	-1.59%	3.95%
Class B	GBGBX	05/01/96
without sales charge			-43.76%	-8.31%	0.32%	-2.17%	0.65%
with sales charge			-45.44%	-8.92%	0.13%	-2.17%	0.65%
Class C	RIGCX	08/07/00
without sales charge			-43.68%	-8.17%	0.50%	—	-4.20%
with sales charge			-44.23%	-8.17%	0.50%	—	-4.20%
Class K	RIGKX	05/15/01
without sales charge			-43.45%	-7.74%	1.10%	—	-1.16%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-55.70%	-4.73%	8.35%	11.15%	5.57%
with maximum sales charge			-57.81%	-6.26%	7.29%	10.62%	5.13%
Class B	REMBX	05/06/97
without sales charge			-56.09%	-5.54%	7.38%	9.75%	4.04%
with sales charge			-57.39%	-5.98%	7.25%	9.75%	4.04%
Class C	REMGX	08/07/00
without sales charge			-56.04%	-5.47%	7.45%	—	6.19%
with sales charge			-56.47%	-5.47%	7.45%	—	6.19%
Class K	REMKX	05/15/01
without sales charge			-55.83%	-5.07%	7.98%	—	10.42%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			-0.35%	3.12%	3.10%	4.61%	5.13%
with maximum sales charge			-4.08%	1.82%	2.32%	4.21%	4.88%
Class B	RIQBX	08/07/00
without sales charge			-1.20%	2.32%	2.31%	—	4.26%
with sales charge			-4.06%	1.71%	2.15%	—	4.26%
Class C	RIQCX	08/07/00
without sales charge			-1.10%	2.35%	2.34%	—	4.28%
with sales charge			-2.05%	2.35%	2.34%	—	4.28%
Class K	RIQKX	05/15/01
without sales charge			-0.74%	2.71%	2.69%	—	4.13%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			3.35%	4.26%	3.08%	—	3.03%
with maximum sales charge			1.01%	3.49%	2.62%	—	2.60%
Class B	RLDBX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			-0.42%	2.86%	2.14%	—	2.09%
Class C	RLDCX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			1.58%	3.48%	2.32%	—	2.26%
Class K	RLDKX	07/30/03
without sales charge			2.94%	3.84%	2.67%	—	2.62%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-20.10%	-4.13%	-0.12%	1.40%	2.30%
with maximum sales charge			-23.05%	-5.36%	-0.88%	1.02%	1.92%
Class B	RHYBX	09/01/98
without sales charge			-20.60%	-4.85%	-0.87%	0.59%	1.46%
with sales charge			-22.80%	-5.37%	-1.01%	0.59%	1.46%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	15

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-20.58%	-4.84%	-0.87%	—	1.08%
with sales charge			-21.32%	-4.84%	-0.87%	—	1.08%
Class K	RHYKX	05/15/01
without sales charge			-20.42%	-4.51%	-0.52%	—	2.02%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.23%	2.07%	2.91%	4.31%	4.61%
with maximum sales charge			-3.94%	0.77%	2.13%	3.91%	4.36%
Class C	RETCX	08/07/00
without sales charge			-1.08%	1.27%	2.12%	—	3.95%
with sales charge			-2.04%	1.27%	2.12%	—	3.95%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.82%	3.50%	2.69%	2.81%	4.75%
Class B	RMBXX	05/01/96
without sales charge			1.08%	2.74%	2.10%	2.32%	2.80%
with sales charge			-1.92%	2.10%	1.92%	2.32%	2.80%
Class C	RMCXX	08/07/00
without sales charge			1.08%	2.74%	2.10%	—	1.84%
with sales charge			0.08%	2.74%	2.10%	—	1.84%
Class K	RMKXX	05/15/01
without sales charge			1.42%	3.09%	2.34%	—	1.79%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any Fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

16	Call 800.766.3863

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www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadviser for RS S&P 500 Index Fund.

Raymond Anello, CFA

Raymond Anello (RS) has managed RS Equity Dividend Fund since 2007. Mr. Anello joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Anello served as an analyst/portfolio manager at GIS since October 1999. From 1995 to 1998, Mr. Anello was an equity portfolio manager/analyst and high-yield analyst for Orion Capital in New York. From 1988 to 1995, he served as an assistant portfolio manager at Garrison Bradford, a portfolio management firm in New York City. Mr. Anello holds a B.A. from Iona College and an M.B.A. from Baruch College.

Manind V. Govil, CFA

Manind V. Govil (RS) has managed RS Large Cap Alpha Fund (formerly RS Core Equity Fund) since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager – core equity, at Mercantile. Mr. Govil received a B.S. degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati.

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Jonathan C. Jankus, CFA

Jonathan C. Jankus (GIS) has been a co-portfolio manager of RS S&P 500 Index Fund since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University.

Stewart M. Johnson

Stewart M. Johnson (GIS) has been a co-portfolio manager of RS S&P 500 Index Fund since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

Matthew P. Ziehl, CFA

Matthew P. Ziehl (RS) has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	19

RS Small Cap Core Equity Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	RS Small Cap Core Equity Fund delivered negative performance during a challenging period for the equities market, while also underperforming its benchmark, the Russell 2000® Index[3].

•	Performance relative to the Russell 2000® Index was hindered in particular by stock selection in the energy sector.

•	Positive relative performance by a number of consumer discretionary and technology holdings aided relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index4 returned -37.00%, the Dow Jones Industrial Average5 returned -31.93% and the NASDAQ Composite Index6 returned -40.54%.

Fund Performance Overview

RS Small Cap Core Equity Fund (Class A Shares) returned -35.67% in the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 2000® Index, which returned -33.79%.

The Fund carried an overweight position in the energy sector for most of the year, and stock selection in this area weighed heavily on relative performance during a difficult period for commodities-related stocks. As oil prices dropped sharply from midsummer peaks, energy shares followed suit. Among our largest individual detractors in the energy sector were Targa Resources Partners L.P., MarkWest Energy Partners L.P., and SemGroup Energy Partners, which were affected by adverse financial market conditions as well as by the downward correction in fuel prices. For example, SemGroup Energy Partners’ parent company, privately held SemGroup L.P., was forced into bankruptcy last summer due to heavy losses on failed oil price hedges. We felt this created financial uncertainty for SemGroup Energy Partners given the revenues and payments it was owed by its bankrupt parent entity. We decided to exit the position at a loss.

Outside of the energy sector, another significant detractor was Savient Pharmaceuticals Inc., which has developed a major new treatment for severe cases of gout, a crippling arthritis-type disease caused by elevated uric acid levels in the bloodstream. A positive performer for us in the first half of year, the stock ended the year sharply down, due in part to concerns over some cardiovascular side effects that came to light in the drug’s recent clinical testing.

On a positive note, the Fund’s relative performance was aided by stock selection in the consumer discretionary sector, where positive contributors included educational services provider Capella Education Co., which we believe is capitalizing on growing demand for retraining in the current weak employment market. The Fund also benefited from its focus on more value-oriented restaurant stocks, which we think may perform better in a

20	Call 800.766.3863

slowing economy. One standout was pizza restaurant chain Papa John’s International Inc.

The Fund’s largest positive contributor for the period was genetic and molecular testing equipment provider Sequenom Inc., which has developed a proprietary noninvasive test for Down syndrome. In September, the company announced another set of positive clinical data, validating earlier results from the second quarter. We continue to hold the stock, as we believe that the company will begin commercial sales in 2009 and achieve profitability a few quarters later.

Outlook

Recent events have reinforced our caution about the U.S. economy, especially concerning the credit markets and consumer spending. In this uncertain environment, we continue to emphasize businesses with limited economic sensitivity, both in classic defensive sectors such as consumer staples and health care and elsewhere. As fundamental investors, we favor companies that we believe have strong balance sheets and cash flows that allow management teams to execute business plans independent of their abilities to raise external debt or equity capital. In the current environment, we think adhering to this disciplined investment strategy seems more important than ever.

Sincerely,

Matthew P. Ziehl

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	21

RS Small Cap Core Equity Fund (continued)

Total Net Assets: $88,937,878	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Psychiatric Solutions, Inc.	3.17%
Ralcorp Holdings, Inc.	3.13%
Hanover Insurance Group, Inc.	3.03%
Regal-Beloit Corp.	2.92%
NeuStar, Inc.	2.52%
Jack in the Box, Inc.	2.35%
Assurant, Inc.	2.25%
Capella Education Co.	2.21%
Waste Connections, Inc.	2.20%
CACI International, Inc.	2.02%
Total	25.80%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq stock market.

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Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/01/97
without sales charge		-35.67%	-7.62%	-2.01%	3.09%	4.77%
with maximum sales charge		-38.72%	-9.11%	-2.96%	2.59%	4.33%
Class B Shares	05/06/97
without sales charge		-36.26%	-8.53%	-2.97%	2.12%	3.51%
with sales charge		-38.15%	-8.93%	-3.06%	2.12%	3.51%
Class C Shares	08/07/00
without sales charge		-36.23%	-8.41%	-2.91%	—	-2.61%
with sales charge		-36.86%	-8.41%	-2.91%	—	-2.61%
Class K Shares	05/15/01
without sales charge		-35.90%	-7.95%	-2.35%	—	0.60%
Class Y Shares	05/01/07
without sales charge		-35.50%	—	—	—	-24.77%
Russell 2000® Index[3]		-33.79%	-8.29%	-0.93%	3.02%	4.52%	*

* Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.22%, Class B 2.12%, Class C 1.98%, Class K 1.72%, and Class Y 1.01%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	23

RS Small Cap Core Equity Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.22%, Class B 2.12%, Class C 1.98%, Class K 1.72%, and Class Y 1.01%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.22%, Class B 2.12%, Class C 1.98%, Class K 1.72%, and Class Y 1.01%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	25

RS Large Cap Alpha Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	During a challenging period for financial markets, RS Large Cap Alpha Fund (formerly RS Core Equity Fund) outperformed the S&P 500® Index[3] despite delivering a negative return.

•	Performance relative to the S&P 500® Index was supported by the Fund’s stock selection in the financials and health care sectors.

•	Weak performance in the utilities and energy sectors weighed on relative returns.

Market Overview

Financial markets suffered one of their most challenging years in recent memory in 2008, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500 Index returned -37.00%, the Dow Jones Industrial Average4 returned -31.93% and the NASDAQ Composite Index5 returned -40.54% .

Fund Performance Overview

RS Large Cap Alpha Fund (Class A Shares) returned -29.29% in the twelve-month period ended December 31,

2008, outperforming its benchmark, the S&P 500® Index, which returned -37.00%.

In a period when nearly all sectors of the equity market experienced sharp declines, Fund performance relative to the S&P 500® Index was supported by a number of individual insurance holdings that held up better than the broader financials sector. These included Chubb Corp., a provider of property and casualty insurance, and W.R. Berkley Corp., which offers excess, surplus and other specialty lines of insurance. We believe both companies to be competitively advantaged, due in part to the troubles facing several larger competitors. Moreover, we expect these companies to benefit from what we believe will be a general improvement in the property/casualty insurance market after several years when a soft pricing environment hindered premiums and earnings growth.

In the health care sector, the Fund’s overweight positions in a number of positive performing biotechnology stocks also supported relative performance. Turning to other areas of the Fund, integrated waste services provider Waste Management, Inc. was another standout contributor to performance. We sold Waste Management at a profit in the first half of 2008.

Additionally, fast food behemoth McDonald’s was another positive contributor to returns. The company continues to deliver industry-leading revenue performance, while its value-meal offerings and ongoing menu improvements were well received by consumers in 2008.

On a negative note, the Fund’s relative returns were dampened by weakness in the utilities and energy sectors. One of our largest individual detractors was global power utility AES Corporation. While we think AES has a solid track record of managing utilities worldwide, the near-freeze in credit availability in the second half of 2008 delayed some of its expansion projects. Meanwhile, the sharp drop in oil prices from the midsummer peak took a toll on our energy holdings, notably oil services firm Halliburton Co. — the Fund’s largest detractor for the twelve-month period.

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Wireless equipment manufacturer Nokia Corp. was another negative contributor. The stock has been pressured by concerns over a global economic slowdown, as well as over speculation that Nokia’s higher end, more profitable wireless handset devices might lose market share to Research in Motion’s Blackberry and Apple’s iPhone devices. We believe that these issues are reflected in the current stock price, as the share valuation is at an all-time low. Moreover, we remain confident in Nokia’s long-term leadership position and continue to own its shares.

Outlook

As a core offering, the Fund seeks to deliver solid long-term results across a range of market environments. We strongly believe that the key to long-term success in any stock market environment is a consistent focus on fundamentals and pricing. We look for attractively valued stocks of strong and well-positioned companies that we believe can gain market share from weaker competitors across all sectors. Times of economic, credit and market turmoil, such as what we are currently witnessing, tend to accelerate this process. In this environment, we have even more conviction in our investment philosophy and process. As always, we wish to emphasize that we hold ourselves to the highest standards of professionalism and integrity for the benefit of our shareholders.

Sincerely,

Manind V. Govil

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	27

RS Large Cap Alpha Fund (continued)

Total Net Assets: $674,943,470	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Abbott Laboratories	4.86%
Philip Morris International, Inc.	4.18%
The Chubb Corp.	3.95%
Republic Services, Inc.	3.70%
Aon Corp.	3.62%
General Mills, Inc.	3.13%
Enterprise Products Partners, L.P.	3.12%
MasterCard, Inc.	3.11%
Halliburton Co.	2.96%
QUALCOMM, Inc.	2.88%
Total	35.51%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

5	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

28	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	06/01/72
without sales charge		-29.29%	-1.75%	0.81%	-1.97%	11.50%
with maximum sales charge		-32.65%	-3.33%	-0.17%	-2.45%	11.35%
Class B Shares	05/01/96
without sales charge		-29.84%	-2.62%	-0.13%	-2.88%	2.72%
with sales charge		-31.95%	-3.28%	-0.33%	-2.88%	2.72%
Class C Shares	08/07/00
without sales charge		-29.84%	-2.59%	-0.18%	—	-6.76%
with sales charge		-30.54%	-2.59%	-0.18%	—	-6.76%
Class K Shares	05/15/01
without sales charge		-29.52%	-2.11%	0.45%	—	-2.12%
Class Y Shares	05/01/07
without sales charge		-29.13%	—	—	—	-15.65%
S&P 500® Index[3]		-37.00%	-8.36%	-2.19%	-1.38%	9.36%	*

*	Since Class A shares inception. Since inception performance of the index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and B shares of RS Large Cap Alpha Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.93%, Class B 1.84%, Class C 1.69%, Class K 1.42%, and Class Y 0.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	29

RS Large Cap Alpha Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Large Cap Alpha Fund and in the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Large Cap Alpha Fund and in the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.93%, Class B 1.84%, Class C 1.69%, Class K 1.42%, and Class Y 0.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Large Cap Alpha Fund and in the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.93%, Class B 1.84%, Class C 1.69%, Class K 1.42%, and Class Y 0.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	31

RS Equity Dividend Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Core Holding: Long term growth and income

Highlights

•

RS Equity Dividend Fund delivered negative performance in a twelve-month period characterized by heightened market volatility, a broadening credit crisis, and increasing fears of a global economic slowdown.

•	Poor performance by a number of energy holdings detracted sharply from Fund performance, both in absolute terms and relative to the Russell 3000® Index[3].

•	Positive stock selection in the financials sector provided some offset to the Fund’s relative underperformance in the energy sector.

Market Overview

Financial markets suffered one of their most challenging years in recent memory, as volatile commodity prices, a worsening credit crisis, and fears of a global economic slowdown drove asset prices lower across markets and sectors. Over the first half of the year, soaring energy and food costs were among investors’ concerns, even as growth appeared to falter in the United States and in other world economies. Concerns over slowing economic growth worsened in the third quarter after the credit crisis triggered by the U.S. sub-prime mortgage meltdown resulted in a number of bank failures. While a sharp correction in commodity prices provided some positive tailwinds for the economy later in the year, unemployment continued to rise and worried consumers and businesses cut back dramatically on their spending. Against this backdrop, equity prices retreated sharply in the late third and fourth quarters. For the twelve-month period ended December 31, 2008, the S&P 500® Index5 returned -37.00%, the Dow Jones Industrial Average6 returned -31.93% and the NASDAQ Composite Index7 returned -40.54%.

Fund Performance Overview

RS Equity Dividend Fund (Class A Shares) returned
-40.27% in the twelve-month period ended December 31,

2008, underperforming its benchmark, the Russell 3000® Index, which returned -37.31%.

The biggest drag on the Fund’s absolute and relative performance during the period was stock selection in the energy sector. A significant increase in risk aversion caused corporate yields to rise and yield-oriented stocks to fall. Additionally, rapidly falling industrial demand and rising natural gas supplies (reflecting recent discoveries) caused prices to fall and the fundamental outlook to diminish, especially for companies exposed to natural-gas processing. These included Hiland Partners L.P., MarkWest Energy Partners L.P., and Targa Resources Partners L.P. We decided to scale back our holdings in this area due to concerns that deteriorating fundamentals could potentially lead to distribution cuts.

Outside of the energy sector, the Fund’s largest detractor was senior living facilities provider Brookdale Senior Living. We sold our position due to our concerns over the company’s financial leverage and our loss of confidence in its management.

On a positive note, relative performance benefited from stock selection in the financials sector. Our best performer in this sector was Annaly Capital Management, a REIT that invests in mortgage-backed securities that are guaranteed by the U.S. government. The company benefited from lower short-term interest rates, which reduced its borrowing costs.

Outlook

The Fund seeks to build a portfolio of dividend-paying companies that is positioned to create value for its shareholders. The basic formula underlying our investment strategy is that long-term earnings growth leads to dividends growth and capital appreciation.

While we believe that credit markets will improve throughout 2009, we think that risk aversion will stay elevated and that the market will continue to have less tolerance for poor balance sheets and cash flows during this challenging time. We believe that the pain of 2008 brought about many opportunities for us to upgrade the

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portfolio with exceptional companies selling at reasonable prices.

Sincerely,

Raymond Anello

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	33

RS Equity Dividend Fund (continued)

Total Net Assets: $6,729,103	Data as of December 31, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
QUALCOMM, Inc.	3.81%
Plains All American Pipeline, L.P.	3.66%
Peabody Energy Corp.	3.62%
The McGraw-Hill Companies, Inc.	3.58%
JPMorgan Chase & Co.	3.54%
Enterprise Products Partners, L.P.	3.22%
MarkWest Energy Partners, L.P.	3.18%
Abbott Laboratories	3.16%
Chevron Corp.	3.08%
Mattel, Inc.	3.02%
Total	33.87%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

34	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	Since Inception
Class A Shares	7/31/07
without sales charge		-40.27%	-32.60%
with maximum sales charge		-43.12%	-34.88%
Class C Shares	7/31/07
without sales charge		-40.52%	-32.92%
with sales charge		-41.11%	-32.92%
Class K Shares	7/31/07
without sales charge		-40.32%	-32.65%
Class Y Shares	7/31/07
without sales charge		-40.06%	-32.30%
Russell 3000® Index[3]		-37.31%	-27.17%
Dow Jones U.S. Select Dividend Index[4]		-30.97%	-24.75%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in Class A, Class C, Class K, and Class Y shares of RS Equity Dividend Fund, the Russell 3000® Index, and the Dow Jones U.S. Select Dividend Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75% that an investor may pay when purchasing Class A shares of the Fund. While Class C and K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 2.05%, Class C 2.77%, Class K 2.49%, and Class Y 1.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is frequently updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	35

RS S&P 500 Index Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Performance

RS S&P 500 Index Fund (Class A shares) returned
-37.25% for the twelve-month period ended December 31, 2008. The Fund’s objective is to track the returns of the S&P 500® Index3, a theoretical portfolio of 500 blue-chip stocks, which returned -37.00% over the same period. The Fund slightly outperformed the
-37.30% return achieved by the average fund in the Lipper universe with an S&P 500® Index objective. The S&P 500® Index is theoretical in the sense that it is computed as though the securities that make up the index were purchased and subsequently rebalanced without any trading costs or fund expenses.

Portfolio Review

Like nearly all equity funds, during the year the Fund was overcome by a bear market of massive proportions. In terms of the size of the decline, one must go back to the much-heralded crash which occurred during the fourth quarter of 1987 to find its match. In terms of volatility, when we look at daily percent price changes over rolling sixty-day periods during the fourth quarter (roughly three months), the experienced annualized standard deviation of returns reached 73%. By the same measure, volatility reached 65% at the peak of the ‘87 crash. More recently, volatility reached 25% following the events of 9/11 and 37% during the year which followed.

Outlook

Given the current market volatility, it is almost impossible at times like these to foresee who the eventual winners and losers will be. We will continue to manage the portfolio so as to be substantially fully invested in stocks, attempting to track the performance of the S&P 500® Index and keep trading costs to a minimum.

Sincerely,

Jonathan C. Jankus	Stewart M. Johnson
Co-Portfolio Manager	Co-Portfolio Manager

36	Call 800.766.3863

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	37

RS S&P 500 Index Fund (continued)

Total Net Assets: $69,824,415	Data as of December 31, 2008

Sector Allocation vs. U.S. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	5.14%
The Procter & Gamble Co.	2.29%
General Electric Co.	2.11%
AT&T, Inc.	2.09%
Johnson & Johnson	2.07%
Microsoft Corp.	1.89%
Chevron Corp.	1.88%
Wal-Mart Stores, Inc.	1.55%
Pfizer, Inc.	1.48%
JPMorgan Chase & Co.	1.44%
Total	21.94%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	08/07/00
without sales charge		-37.25%	-8.80%	-2.67%	-4.43%
with maximum sales charge		-39.13%	-9.71%	-3.27%	-4.77%
Class B Shares	08/07/00
without sales charge		-37.62%	-9.48%	-3.38%	-5.18%
with sales charge		-39.49%	-10.08%	-3.57%	-5.18%
Class C Shares	08/07/00
without sales charge		-37.63%	-9.48%	-3.38%	-5.20%
with sales charge		-38.24%	-9.48%	-3.38%	-5.20%
Class K Shares	05/15/01
without sales charge		-37.48%	-9.18%	-3.08%	-3.66%
S&P 500® Index[3]		-37.00%	-8.36%	-2.19%	-4.01%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class A, Class B, and Class C shares of RS S&P 500 Index Fund, and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00% that an investor may pay when purchasing Class A shares of the Fund. While Class B shares and C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.72%, Class B 1.53%, Class C 1.55%, and Class K 1.30%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	39

RS S&P 500 Index Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS S&P 500 Index Fund, and in the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.72%, Class B 1.53%, Class C 1.55%, and Class K 1.30%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

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Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return
RS Small Cap Core Equity Fund	Class A	$1,000.00	$726.70	$5.51	1.27%
	Class B	$1,000.00	$723.80	$9.25	2.13%
	Class C	$1,000.00	$722.90	$9.21	2.13%
	Class K	$1,000.00	$724.70	$6.94	1.60%
	Class Y	$1,000.00	$727.00	$4.91	1.13%
RS Large Cap Alpha Fund (formerly RS Core Equity Fund)	Class A	$1,000.00	$741.10	$4.07	0.93%
	Class B	$1,000.00	$739.60	$6.45	1.48%
	Class C	$1,000.00	$738.10	$7.78	1.78%
	Class K	$1,000.00	$740.00	$5.60	1.28%
	Class Y	$1,000.00	$741.90	$3.25	0.74%
RS Equity Dividend Fund	Class A	$1,000.00	$597.30	$4.62	1.15%
	Class C	$1,000.00	$594.80	$9.62	2.40%
	Class K	$1,000.00	$596.80	$5.53	1.38%
	Class Y	$1,000.00	$599.40	$5.95	1.48%
RS S&P 500 Index Fund	Class A	$1,000.00	$714.40	$1.91	0.44%
	Class B	$1,000.00	$712.00	$5.27	1.22%
	Class C	$1,000.00	$712.10	$5.12	1.19%
	Class K	$1,000.00	$712.70	$3.61	0.84%

www.RSinvestments.com	41

Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Core Equity Fund	Class A	$1,000.00	$1,018.75	$6.45	1.27%
	Class B	$1,000.00	$1,014.43	$10.79	2.13%
	Class C	$1,000.00	$1,014.43	$10.79	2.13%
	Class K	$1,000.00	$1,017.09	$8.11	1.60%
	Class Y	$1,000.00	$1,019.46	$5.74	1.13%
RS Large Cap Alpha Fund (formerly RS Core Equity Fund)	Class A	$1,000.00	$1,020.46	$4.72	0.93%
	Class B	$1,000.00	$1,017.70	$7.51	1.48%
	Class C	$1,000.00	$1,016.18	$9.03	1.78%
	Class K	$1,000.00	$1,018.70	$6.50	1.28%
	Class Y	$1,000.00	$1,021.40	$3.77	0.74%
RS Equity Dividend Fund	Class A	$1,000.00	$1,019.35	$5.84	1.15%
	Class C	$1,000.00	$1,013.07	$12.15	2.40%
	Class K	$1,000.00	$1,018.21	$6.99	1.38%
	Class Y	$1,000.00	$1,017.70	$7.51	1.48%
RS S&P 500 Index Fund	Class A	$1,000.00	$1,022.91	$2.25	0.44%
	Class B	$1,000.00	$1,018.98	$6.21	1.22%
	Class C	$1,000.00	$1,019.16	$6.03	1.19%
	Class K	$1,000.00	$1,020.92	$4.26	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

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Financial Information

Year Ended December 31, 2008

Schedule of Investments – RS Small Cap Core Equity Fund

December 31, 2008	Shares	Value

Common Stocks – 97.9%
Aerospace & Defense – 1.2%
BE Aerospace, Inc.(1)	140,500	$1,080,445

		1,080,445
Air Freight & Logistics – 0.8%
Hub Group, Inc., Class A(1)	28,100	745,493

		745,493
Biotechnology – 1.5%
AspenBio Pharma, Inc.(1)	109,600	676,232
Savient Pharmaceuticals, Inc.(1)	106,500	616,635

		1,292,867
Chemicals – 1.1%
Cytec Industries, Inc.	45,000	954,900

		954,900
Commercial Banks – 6.3%
City National Corp.	21,900	1,066,530
Hancock Holding Co.	22,700	1,031,942
IBERIABANK Corp.	22,900	1,099,200
PrivateBancorp, Inc.	33,200	1,077,672
TCF Financial Corp.	94,900	1,296,334

		5,571,678
Commercial Services & Supplies – 3.0%
EnergySolutions, Inc.	132,100	746,365
Waste Connections, Inc.(1)	62,100	1,960,497

		2,706,862
Communications Equipment – 2.5%
Blue Coat Systems, Inc.(1)	126,542	1,062,953
Comtech Telecommunications Corp.(1)	25,100	1,150,082

		2,213,035
Construction & Engineering – 2.8%
Aecom Technology Corp.(1)	51,800	1,591,814
KBR, Inc.	60,100	913,520

		2,505,334
Construction Materials – 0.9%
Eagle Materials, Inc.	43,200	795,312

		795,312
Containers & Packaging – 1.5%
Packaging Corp. of America	96,400	1,297,544

		1,297,544
Diversified Consumer Services – 2.2%
Capella Education Co.(1)	33,479	1,967,226

		1,967,226
Electrical Equipment – 2.9%
Regal-Beloit Corp.	68,400	2,598,516

		2,598,516
Electronic Equipment & Instruments – 0.6%
Universal Display Corp.(1)	53,900	509,355

		509,355
Food Products – 3.1%
Ralcorp Holdings, Inc.(1)	47,700	2,785,680

		2,785,680
Health Care Equipment & Supplies – 6.1%
Immucor, Inc.(1)	55,300	1,469,874
Meridian Bioscience, Inc.	41,200	1,049,364

December 31, 2008	Shares	Value

Health Care Equipment & Supplies (continued)
NuVasive, Inc.(1)	44,100	$1,528,065
Volcano Corp.(1)	94,870	1,423,050

		5,470,353
Health Care Providers & Services – 5.6%
Amedisys, Inc.(1)	34,100	1,409,694
HMS Holdings Corp.(1)	23,600	743,872
Psychiatric Solutions, Inc.(1)	101,300	2,821,205

		4,974,771
Hotels, Restaurants & Leisure – 5.6%
Chipotle Mexican Grill, Inc., Class B(1)	19,500	1,117,155
Jack in the Box, Inc.(1)	94,500	2,087,505
WMS Industries, Inc.(1)	64,500	1,735,050

		4,939,710
Information Technology Services – 5.8%
CACI International, Inc., Class A(1)	39,800	1,794,582
Lender Processing Services, Inc.	39,100	1,151,495
NeuStar, Inc., Class A(1)	117,300	2,243,949

		5,190,026
Insurance – 7.7%
AmTrust Financial Services, Inc.	146,600	1,700,560
Assurant, Inc.	66,800	2,004,000
Hanover Insurance Group, Inc.	62,800	2,698,516
Maiden Holdings Ltd.	142,500	446,025

		6,849,101
Internet Software & Services – 0.5%
TheStreet.com, Inc.	145,694	422,512

		422,512
Life Sciences Tools & Services – 2.1%
Illumina, Inc.(1)	13,700	356,885
Sequenom, Inc.(1)	78,400	1,555,456

		1,912,341
Machinery – 4.4%
Colfax Corp.(1)	109,500	1,137,705
EnPro Industries, Inc.(1)	59,100	1,273,014
FreightCar America, Inc.	29,200	533,484
Gardner Denver, Inc.(1)	41,400	966,276

		3,910,479
Media – 1.2%
Global Sources Ltd.(1)	62,261	339,322
Morningstar, Inc.(1)	19,400	688,700

		1,028,022
Multi-Utilities – 0.7%
NorthWestern Corp.	26,896	631,249

		631,249
Oil, Gas & Consumable Fuels – 4.1%
Concho Resources, Inc.(1)	60,400	1,378,328
Holly Corp.	56,100	1,022,703
MarkWest Energy Partners, L.P.	159,000	1,268,820

		3,669,851
Real Estate Investment Trusts – 7.5%
CapLease, Inc.	200,440	346,761
Chimera Investment Corp.	375,307	1,294,809
Digital Realty Trust, Inc.	29,840	980,244
Hatteras Financial Corp.	38,600	1,026,760
Healthcare Realty Trust, Inc.	52,400	1,230,352

The accompanying notes are an integral part of these financial statements.

44	Call 800.766.3863

December 31, 2008	Shares	Value

Real Estate Investment Trusts (continued)
LTC Properties, Inc.	41,533	$842,290
SL Green Realty Corp.	36,600	947,940

		6,669,156
Semiconductors & Semiconductor Equipment – 6.8%
Atheros Communications(1)	71,300	1,020,303
Cavium Networks, Inc.(1)	142,770	1,500,513
MEMC Electronic Materials, Inc.(1)	98,300	1,403,724
Netlogic Microsystems, Inc.(1)	42,286	930,715
Varian Semiconductor Equipment Associates, Inc.(1)	63,900	1,157,868

		6,013,123
Software – 5.5%
Blackboard, Inc.(1)	54,100	1,419,043
FactSet Research Systems, Inc.	34,818	1,540,348
Informatica Corp.(1)	108,100	1,484,213
Take-Two Interactive Software, Inc.(1)	60,300	455,868

		4,899,472
Specialty Retail – 2.0%
Advance Auto Parts, Inc.	53,100	1,786,815

		1,786,815
Textiles, Apparel & Luxury Goods – 1.9%
Phillips-Van Heusen Corp.	83,200	1,674,816

		1,674,816

Total Common Stocks (Cost $106,178,938)		87,066,044

	Principal Amount	Value
Repurchase Agreements – 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $1,454,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $1,483,495	$1,454,000	$1,454,000

		1,454,000

Total Repurchase Agreements (Cost $1,454,000)		1,454,000

Total Investments – 99.5% (Cost $107,632,938)		88,520,044

Other Assets, Net – 0.5%		417,834

Total Net Assets – 100.0%		$88,937,878

(1)	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$87,066,044
Level 2 – Significant Other Observable Inputs	1,454,000
Level 3 – Significant Unobservable Inputs	—

Total	$88,520,044

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Schedule of Investments – RS Large Cap Alpha Fund

December 31, 2008	Shares	Value

Common Stocks – 97.4%
Aerospace & Defense – 3.1%
General Dynamics Corp.	107,700	$6,202,443
The Boeing Co.	339,000	14,465,130

		20,667,573
Airlines – 0.9%
AMR Corp.(1)	542,490	5,788,368

		5,788,368
Biotechnology – 5.7%
Celgene Corp.(1)	346,100	19,132,408
Cephalon, Inc.(1)	204,900	15,785,496
Gilead Sciences, Inc.(1)	72,000	3,682,080

		38,599,984
Commercial Banks – 0.9%
Regions Financial Corp.	798,600	6,356,856

		6,356,856
Commercial Services & Supplies – 3.7%
Republic Services, Inc.	1,006,400	24,948,656

		24,948,656
Communications Equipment – 5.2%
Nokia Oyj, ADR	985,300	15,370,680
QUALCOMM, Inc.	542,000	19,419,860

		34,790,540
Computers & Peripherals – 2.4%
Apple, Inc.(1)	118,400	10,105,440
International Business Machines Corp.	75,300	6,337,248

		16,442,688
Construction & Engineering – 1.3%
KBR, Inc.	597,500	9,082,000

		9,082,000
Consumer Finance – 0.3%
SLM Corp.(1)	193,600	1,723,040

		1,723,040
Diversified Financial Services – 3.9%
Interactive Brokers Group, Inc., Class A(1)	597,580	10,690,706
JPMorgan Chase & Co.	503,000	15,859,590

		26,550,296
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	571,897	16,299,065

		16,299,065
Energy Equipment & Services – 4.2%
Halliburton Co.	1,098,900	19,978,002
Transocean Ltd.(1)	172,800	8,164,800

		28,142,802
Food Products – 3.9%
Campbell Soup Co.	181,600	5,449,816
General Mills, Inc.	347,400	21,104,550

		26,554,366
Health Care Equipment & Supplies – 1.7%
Covidien Ltd.	326,675	11,838,702

		11,838,702
Health Care Providers & Services – 1.5%
Medco Health Solutions, Inc.(1)	243,000	10,184,130

		10,184,130

December 31, 2008	Shares	Value

Hotels, Restaurants & Leisure – 2.5%
McDonald’s Corp.	271,900	$16,909,461

		16,909,461
Household Durables – 1.4%
Newell Rubbermaid, Inc.	981,100	9,595,158

		9,595,158
Independent Power Producers & Energy Traders – 2.0%
The AES Corp.(1)	1,639,400	13,508,656

		13,508,656
Industrial Conglomerates — 1.9%
Tyco International Ltd.	607,300	13,117,680

		13,117,680
Information Technology Services – 5.4%
Fidelity National Information Services, Inc.	214,617	3,491,818
Lender Processing Services, Inc.	107,208	3,157,276
MasterCard, Inc., Class A	147,000	21,010,710
Western Union Co.	614,600	8,813,364

		36,473,168
Insurance – 9.2%
Aon Corp.	534,700	24,425,096
Nationwide Financial Services, Inc., Class A	54,600	2,850,666
The Chubb Corp.	522,300	26,637,300
W. R. Berkley Corp.	257,200	7,973,200

		61,886,262
Internet Software & Services – 1.1%
eBay, Inc.(1)	290,800	4,059,568
Google, Inc., Class A(1)	10,100	3,107,265

		7,166,833
Media – 2.6%
Grupo Televisa S.A., ADR	546,100	8,158,734
The McGraw-Hill Companies, Inc.	401,100	9,301,509

		17,460,243
Oil, Gas & Consumable Fuels – 6.6%
Devon Energy Corp.	223,700	14,699,327
Enterprise Products Partners, L.P.	1,016,310	21,068,106
Plains All American Pipeline, L.P.	255,600	8,866,764

		44,634,197
Pharmaceuticals – 9.0%
Abbott Laboratories	614,800	32,811,876
Pfizer, Inc.	774,200	13,711,082
Schering-Plough Corp.	842,600	14,349,478

		60,872,436
Software – 2.0%
Nintendo Co., Ltd., ADR	280,500	13,393,875

		13,393,875
Specialty Retail – 2.3%
Best Buy Co., Inc.	277,300	7,794,903
The Home Depot, Inc.	344,000	7,918,880

		15,713,783
Thrifts & Mortgage Finance – 2.8%
People’s United Financial, Inc.	1,055,700	18,823,131

		18,823,131

The accompanying notes are an integral part of these financial statements.

46	Call 800.766.3863

December 31, 2008	Shares	Value

Tobacco – 5.5%
Altria Group, Inc.	582,600	$8,773,956
Philip Morris International, Inc.	648,500	28,216,235

		36,990,191
Wireless Telecommunication Services – 2.0%
America Movil SAB de C.V., ADR, Series L	428,300	13,273,017

		13,273,017

Total Common Stocks (Cost $803,269,557)		657,787,157

	Principal Amount	Value
Repurchase Agreements – 2.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $19,451,011, due 1/2/2009, collateralized by U.S. Treasury Bond, 7.50%, due 11/15/2024, with a value of $19,841,663	$19,451,000	$19,451,000

		19,451,000

Total Repurchase Agreements (Cost $19,451,000)		19,451,000

Total Investments – 100.3% (Cost $822,720,557)		677,238,157

Other Liabilities, Net – (0.3)%		(2,294,687)

Total Net Assets – 100.0%		$674,943,470

(1)	Non-income producing security.

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$657,787,157
Level 2 – Significant Other Observable Inputs	19,451,000
Level 3 – Significant Unobservable Inputs	—

Total	$677,238,157

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Schedule of Investments – RS Equity Dividend Fund

December 31, 2008	Shares	Value

Common Stocks – 97.3%
Aerospace & Defense – 2.5%
The Boeing Co.	3,970	$169,400

		169,400
Air Freight & Logistics – 1.6%
United Parcel Service, Inc., Class B	1,970	108,665

		108,665
Auto Components – 2.1%
Johnson Controls, Inc.	7,780	141,285

		141,285
Chemicals – 1.9%
The Dow Chemical Co.	8,400	126,756

		126,756
Commercial Banks – 3.7%
PNC Financial Services Group, Inc.	2,200	107,800
Regions Financial Corp.	8,200	65,272
TCF Financial Corp.	5,300	72,398

		245,470
Commercial Services & Supplies – 2.1%
Republic Services, Inc.	5,800	143,782

		143,782
Communications Equipment – 5.8%
Nokia Oyj, ADR	8,580	133,848
QUALCOMM, Inc.	7,160	256,543

		390,391
Construction & Engineering – 1.0%
KBR, Inc.	4,500	68,400

		68,400
Containers & Packaging – 2.6%
Packaging Corp. of America	12,810	172,423

		172,423
Diversified Financial Services – 3.5%
JPMorgan Chase & Co.	7,560	238,367

		238,367
Energy Equipment & Services – 4.2%
Halliburton Co.	5,620	102,172
Schlumberger Ltd.	4,200	177,786

		279,958
Food & Staples Retailing – 1.4%
Sysco Corp.	4,200	96,348

		96,348
Food Products – 4.5%
Kellogg Co.	3,500	153,475
Unilever PLC, ADR	6,420	147,788

		301,263
Health Care Equipment & Supplies – 1.7%
Covidien Ltd.	3,200	115,968

		115,968
Health Care Providers & Services – 1.5%
Fresenius Medical Care AG & Co. KGaA, ADR	2,200	103,796

		103,796
Household Durables – 1.2%
Newell Rubbermaid, Inc.	8,150	79,707

		79,707

December 31, 2008	Shares	Value

Household Products – 1.0%
Colgate-Palmolive Co.	1,000	$68,540

		68,540
Industrial Conglomerates – 2.0%
Tyco International Ltd.	6,200	133,920

		133,920
Information Technology Services – 1.5%
Western Union Co.	7,100	101,814

		101,814
Insurance – 2.6%
ACE Ltd.	2,800	148,176
Nationwide Financial Services, Inc., Class A	500	26,105

		174,281
Internet Software & Services – 0.7%
TheStreet.com, Inc.	15,895	46,095

		46,095
Leisure Equipment & Products – 3.0%
Mattel, Inc.	12,710	203,360

		203,360
Media – 3.6%
The McGraw-Hill Companies, Inc.	10,390	240,944

		240,944
Multi-Utilities – 2.5%
NorthWestern Corp.	1,517	35,604
PG&E Corp.	1,400	54,194
Wisconsin Energy Corp.	1,900	79,762

		169,560
Multiline Retail – 1.8%
Target Corp.	3,510	121,200

		121,200
Oil, Gas & Consumable Fuels – 20.1%
Chevron Corp.	2,800	207,116
Enterprise Products Partners, L.P.	10,460	216,836
Hiland Holdings GP, L.P.	7,750	18,290
Holly Corp.	3,720	67,815
Inergy, L.P.	8,300	141,432
MarkWest Energy Partners, L.P.	26,800	213,864
Peabody Energy Corp.	10,700	243,425
Plains All American Pipeline, L.P.	7,100	246,299

		1,355,077
Pharmaceuticals – 5.3%
Abbott Laboratories	3,980	212,412
Schering-Plough Corp.	8,400	143,052

		355,464
Real Estate Investment Trusts – 4.4%
Annaly Capital Management, Inc.	3,900	61,893
CapLease, Inc.	13,120	22,698
Chimera Investment Corp.	18,811	64,898
Digital Realty Trust, Inc.	2,230	73,255
LTC Properties, Inc.	3,438	69,723

		292,467
Software – 1.8%
FactSet Research Systems, Inc.	1,200	53,088
Nintendo Co. Ltd., ADR	1,400	66,850

		119,938

The accompanying notes are an integral part of these financial statements.

48	Call 800.766.3863

December 31, 2008	Shares	Value

Specialty Retail – 2.6%
Best Buy Co., Inc.	3,570	$100,353
The Home Depot, Inc.	3,120	71,822

		172,175
Tobacco – 2.1%
Philip Morris International, Inc.	3,300	143,583

		143,583
Wireless Telecommunication Services – 1.0%
America Movil SAB de C.V., ADR, Series L	2,120	65,699

		65,699

Total Common Stocks (Cost $7,921,299)		6,546,096

	Principal Amount	Value
Convertible Bonds – 0.7%
Biotechnology – 0.7%
Gilead Sciences, Inc. Convt. 0.625% due 5/1/2013	$35,000	$47,644

		47,644

Total Convertible Bonds (Cost $38,150)		47,644

	Shares	Value
Preferred Stocks – 1.1%
Commercial Banks – 1.1%
Keycorp, 7.75%, Series A	1,042	$74,545

		74,545

Total Preferred Stocks (Cost $103,009)		74,545
	Principal Amount	Value
Repurchase Agreements – 0.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $7,000, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $7,687	$7,000	$7,000

Total Repurchase Agreements (Cost $7,000)		7,000

Total Investments – 99.2% (Cost $8,069,458)		6,675,285

Other Assets, Net – 0.8%		53,818

Total Net Assets – 100.0%		$6,729,103

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$6,620,641
Level 2 – Significant Other Observable Inputs	54,644
Level 3 – Significant Unobservable Inputs	—

Total	$6,675,285

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	49

Schedule of Investments – RS S&P 500 Index Fund

December 31, 2008	Shares	Value

Common Stocks – 98.0%
Aerospace & Defense – 2.8%
General Dynamics Corp.	3,450	$198,685
Goodrich Corp.	1,143	42,314
Honeywell International, Inc.	6,524	214,183
L-3 Communications Holdings, Inc.	1,000	73,780
Lockheed Martin Corp.	2,904	244,168
Northrop Grumman Corp.	2,940	132,418
Precision Castparts Corp.	1,200	71,376
Raytheon Co.	3,529	180,120
Rockwell Collins, Inc.	1,345	52,576
The Boeing Co.	6,488	276,843
United Technologies Corp.	8,310	445,416

		1,931,879
Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	1,400	77,042
Expeditors International of Washington, Inc.	1,800	59,886
FedEx Corp.	2,750	176,413
United Parcel Service, Inc., Class B	8,715	480,719

		794,060
Airlines – 0.1%
Southwest Airlines Co.	6,332	54,582

		54,582
Auto Components – 0.2%
Johnson Controls, Inc.	5,074	92,144
The Goodyear Tire & Rubber Co.(1)	2,165	12,925

		105,069
Automobiles – 0.1%
Ford Motor Co.(1)	19,559	44,790
General Motors Corp.	5,279	16,893
Harley-Davidson, Inc.	2,038	34,585

		96,268
Beverages – 2.5%
Brown-Forman Corp., Class B	862	44,384
Coca-Cola Enterprises, Inc.	2,764	33,251
Constellation Brands, Inc., Class A(1)	1,600	25,232
Dr. Pepper Snapple Group, Inc.(1)	2,200	35,750
Molson Coors Brewing Co., Class B	1,250	61,150
Pepsi Bottling Group, Inc.	1,159	26,089
PepsiCo, Inc.	13,565	742,955
The Coca-Cola Co.	17,232	780,093

		1,748,904
Biotechnology – 2.1%
Amgen, Inc.(1)	9,158	528,875
Biogen Idec, Inc.(1)	2,522	120,123
Celgene Corp.(1)	4,000	221,120
Cephalon, Inc.(1)	600	46,224
Genzyme Corp.(1)	2,279	151,257
Gilead Sciences, Inc.(1)	7,900	404,006

		1,471,605
Building Products – 0.1%
Masco Corp.	3,183	35,427

		35,427
Capital Markets – 1.9%
American Capital Ltd.	1,800	5,832
Ameriprise Financial, Inc.	1,830	42,749
E*TRADE Financial Corp.(1)	4,600	5,290
Federated Investors, Inc., Class B	800	13,568

December 31, 2008	Shares	Value

Capital Markets – (continued)
Franklin Resources, Inc.	1,301	$82,978
Invesco Ltd.	3,400	49,096
Janus Capital Group, Inc.	1,384	11,113
Legg Mason, Inc.	1,200	26,292
Merrill Lynch & Co., Inc.	13,254	154,276
Morgan Stanley	9,608	154,112
Northern Trust Corp.	1,895	98,805
State Street Corp.	3,714	146,072
T. Rowe Price Group, Inc.	2,256	79,953
The Charles Schwab Corp.	8,089	130,799
The Goldman Sachs Group, Inc.	3,766	317,813

		1,318,748
Chemicals – 1.7%
Air Products & Chemicals, Inc.	1,881	94,558
CF Industries Holdings, Inc.	500	24,580
E.I. du Pont de Nemours & Co.	7,909	200,098
Eastman Chemical Co.	583	18,487
Ecolab, Inc.	1,453	51,073
International Flavors & Fragrances, Inc.	777	23,092
Monsanto Co.	4,772	335,710
PPG Industries, Inc.	1,474	62,542
Praxair, Inc.	2,732	162,171
Rohm and Haas Co.	1,134	70,070
Sigma-Aldrich Corp.	1,186	50,097
The Dow Chemical Co.	7,965	120,192

		1,212,670
Commercial Banks – 3.4%
Bank of New York Mellon Corp.	9,876	279,787
BB&T Corp.	4,863	133,538
Comerica, Inc.	1,248	24,773
Fifth Third Bancorp	4,946	40,854
First Horizon National Corp.	1,846	19,515
Huntington Bancshares, Inc.	3,100	23,746
KeyCorp	4,365	37,190
M&T Bank Corp.	700	40,187
Marshall & Ilsley Corp.	2,314	31,563
National City Corp.	18,065	32,698
PNC Financial Services Group, Inc.	2,977	145,873
Regions Financial Corp.	5,967	47,497
SunTrust Banks, Inc.	3,076	90,865
U.S. Bancorp	15,104	377,751
Wachovia Corp.	18,657	103,360
Wells Fargo & Co.	32,174	948,490
Zions Bancorporation	938	22,990

		2,400,677
Commercial Services & Supplies – 0.7%
Avery Dennison Corp.	981	32,108
Cintas Corp.	1,125	26,134
Equifax, Inc.	1,152	30,551
Monster Worldwide, Inc.(1)	1,007	12,175
Pitney Bowes, Inc.	1,734	44,182
R.R. Donnelley & Sons Co.	1,823	24,756
Republic Services, Inc.	2,762	68,470
Robert Half International, Inc.	1,347	28,045
Stericycle, Inc.(1)	800	41,664
The Dun & Bradstreet Corp.	500	38,600
Waste Management, Inc.	4,274	141,640

		488,325

The accompanying notes are an integral part of these financial statements.

50	Call 800.766.3863

December 31, 2008	Shares	Value

Communications Equipment – 2.5%
Ciena Corp.(1)	800	$5,360
Cisco Systems, Inc.(1)	51,142	833,615
Corning, Inc.	13,597	129,579
Harris Corp.	1,100	41,855
JDS Uniphase Corp.(1)	1,954	7,132
Juniper Networks, Inc.(1)	4,800	84,048
Motorola, Inc.	19,625	86,939
QUALCOMM, Inc.	14,204	508,929
Tellabs, Inc.(1)	3,497	14,408

		1,711,865
Computers & Peripherals – 4.2%
Apple, Inc.(1)	7,769	663,084
Dell, Inc.(1)	15,026	153,866
EMC Corp.(1)	17,868	187,078
Hewlett-Packard Co.	21,198	769,275
International Business Machines Corp.	11,681	983,073
Lexmark International Group, Inc., Class A(1)	623	16,759
NetApp, Inc.(1)	2,902	40,541
QLogic Corp.(1)	1,098	14,757
SanDisk Corp.(1)	1,900	18,240
Sun Microsystems, Inc.(1)	6,508	24,861
Teradata Corp.(1)	1,558	23,105

		2,894,639
Construction & Engineering – 0.2%
Fluor Corp.	1,600	71,792
Jacobs Engineering Group, Inc.(1)	1,100	52,910

		124,702
Construction Materials – 0.1%
Vulcan Materials Co.	939	65,336

		65,336
Consumer Finance – 0.5%
American Express Co.	10,051	186,446
Capital One Financial Corp.	3,178	101,346
Discover Financial Services	4,104	39,111
SLM Corp.(1)	4,101	36,499

		363,402
Containers & Packaging – 0.2%
Ball Corp.	926	38,512
Bemis Co., Inc.	804	19,039
Pactiv Corp.(1)	1,061	26,398
Sealed Air Corp.	1,462	21,842

		105,791
Distributors – 0.1%
Genuine Parts Co.	1,486	56,260

		56,260
Diversified Consumer Services – 0.2%
Apollo Group, Inc., Class A(1)	945	72,406
H & R Block, Inc.	2,808	63,798

		136,204
Diversified Financial Services – 3.3%
Bank of America Corp.	43,404	611,128
CIT Group, Inc.	2,500	11,350
Citigroup, Inc.	47,162	316,457
CME Group, Inc.	600	124,866
IntercontinentalExchange, Inc.(1)	700	57,708
JPMorgan Chase & Co.	31,898	1,005,744
Leucadia National Corp.(1)	1,500	29,700

December 31, 2008	Shares	Value

Diversified Financial Services – (continued)
Moody’s Corp.	1,718	$34,515
NYSE Euronext	2,400	65,712
The NASDAQ OMX Group, Inc.(1)	1,200	29,652

		2,286,832
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	51,102	1,456,407
CenturyTel, Inc.	892	24,378
Embarq Corp.	1,290	46,388
Frontier Communications Corp.	2,719	23,764
Qwest Communications International, Inc.	12,823	46,676
Verizon Communications, Inc.	24,685	836,822
Windstream Corp.	3,811	35,061

		2,469,496
Electric Utilities – 3.2%
Allegheny Energy, Inc.	1,553	52,585
Ameren Corp.	1,771	58,903
American Electric Power, Inc.	3,484	115,947
CenterPoint Energy, Inc.	2,948	37,204
CMS Energy Corp.	1,996	20,180
Consolidated Edison, Inc.	2,375	92,459
Dominion Resources, Inc.	5,040	180,634
DTE Energy Co.	1,378	49,153
Duke Energy Corp.	11,080	166,311
Edison International	2,748	88,266
Entergy Corp.	1,618	134,504
Exelon Corp.	5,704	317,199
FirstEnergy Corp.	2,649	128,688
FPL Group, Inc.	3,514	176,860
Pepco Holdings, Inc.	1,800	31,968
Pinnacle West Capital Corp.	912	29,303
PPL Corp.	3,184	97,717
Progress Energy, Inc.	2,269	90,420
Southern Co.	6,646	245,902
TECO Energy, Inc.	1,924	23,761
Xcel Energy, Inc.	3,801	70,508

		2,208,472
Electrical Equipment – 0.5%
Cooper Industries Ltd., Class A	1,518	44,371
Emerson Electric Co.	6,728	246,312
Rockwell Automation, Inc.	1,345	43,363

		334,046
Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc.(1)	3,182	49,735
Amphenol Corp., Class A	1,600	38,368
Jabil Circuit, Inc.	1,826	12,325
Molex, Inc.	1,302	18,866
Tyco Electronics Ltd.	4,152	67,304

		186,598
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	2,764	88,642
BJ Services Co.	2,534	29,572
Cameron International Corp.(1)	1,900	38,950
ENSCO International, Inc.	1,200	34,068
Halliburton Co.	7,580	137,804
Nabors Industries Ltd.(1)	2,384	28,536
National-Oilwell Varco, Inc.(1)	3,700	90,428
Noble Corp.	2,416	53,369
Rowan Cos., Inc.	1,017	16,170
Schlumberger Ltd.	10,406	440,486

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS S&P 500 Index Fund (continued)

December 31, 2008	Shares	Value

Energy Equipment & Services – (continued)
Smith International, Inc.	1,800	$41,202
Transocean Ltd.(1)	2,778	131,261
Weatherford International Ltd.(1)	5,900	63,838

		1,194,326
Food & Staples Retailing – 3.2%
Costco Wholesale Corp.	3,859	202,598
CVS Caremark Corp.	12,389	356,060
Safeway, Inc.	3,830	91,039
SUPERVALU, Inc.	1,759	25,681
Sysco Corp.	5,231	119,999
The Kroger Co.	5,700	150,537
Wal-Mart Stores, Inc.	19,352	1,084,873
Walgreen Co.	8,572	211,471
Whole Foods Market, Inc.	1,300	12,272

		2,254,530
Food Products – 1.8%
Archer-Daniels-Midland Co.	5,568	160,525
Campbell Soup Co.	1,869	56,089
ConAgra Foods, Inc.	3,928	64,812
Dean Foods Co.(1)	1,300	23,361
General Mills, Inc.	2,846	172,895
H.J. Heinz Co.	2,623	98,625
Kellogg Co.	2,144	94,014
Kraft Foods, Inc., Class A	13,106	351,896
McCormick & Co., Inc.	1,068	34,026
Sara Lee Corp.	6,069	59,416
The Hershey Co.	1,370	47,594
The J.M. Smucker Co.	1,100	47,696
Tyson Foods, Inc., Class A	2,600	22,776

		1,233,725
Gas Utilities – 0.1%
Integrys Energy Group, Inc.	584	25,100
Nicor, Inc.	474	16,467
Questar Corp.	1,500	49,035

		90,602
Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	5,370	287,778
Becton, Dickinson and Co.	2,189	149,706
Boston Scientific Corp.(1)	13,018	100,759
C.R. Bard, Inc.	942	79,373
Covidien Ltd.	4,352	157,716
DENTSPLY International, Inc.	1,300	36,712
Hospira, Inc.(1)	1,380	37,012
Intuitive Surgical, Inc.(1)	300	38,097
Medtronic, Inc.	9,780	307,288
St. Jude Medical, Inc.(1)	3,034	100,001
Stryker Corp.	2,194	87,650
Varian Medical Systems, Inc.(1)	1,000	35,040
Zimmer Holdings, Inc.(1)	1,913	77,323

		1,494,455
Health Care Providers & Services – 2.1%
Aetna, Inc.	4,144	118,104
AmerisourceBergen Corp.	1,308	46,643
Cardinal Health, Inc.	3,158	108,856
CIGNA Corp.	2,463	41,502
Coventry Health Care, Inc.(1)	1,300	19,344
DaVita, Inc.(1)	900	44,613
Express Scripts, Inc.(1)	2,060	113,259
Humana, Inc.(1)	1,389	51,782

December 31, 2008	Shares	Value

Health Care Providers & Services – (continued)
Laboratory Corp. of America Holdings(1)	900	$57,969
McKesson Corp.	2,385	92,371
Medco Health Solutions, Inc.(1)	4,322	181,135
Patterson Companies, Inc.(1)	800	15,000
Quest Diagnostics, Inc.	1,376	71,428
Tenet Healthcare Corp.(1)	3,541	4,072
UnitedHealth Group, Inc.	10,540	280,364
WellPoint, Inc.(1)	4,412	185,878

		1,432,320
Health Care Technology – 0.0%
IMS Health, Inc.	1,517	22,998

		22,998
Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	3,814	92,756
Darden Restaurants, Inc.	1,175	33,111
International Game Technology	2,656	31,580
Marriott International, Inc., Class A	2,486	48,353
McDonald’s Corp.	9,721	604,549
Starbucks Corp.(1)	6,296	59,560
Starwood Hotels & Resorts Worldwide, Inc.	1,641	29,374
Wyndham Worldwide Corp.	1,552	10,166
Wynn Resorts Ltd.(1)	600	25,356
Yum! Brands, Inc.	4,068	128,142

		1,062,947
Household Durables – 0.4%
Black & Decker Corp.	527	22,034
Centex Corp.	1,084	11,534
D.R. Horton, Inc.	2,400	16,968
Fortune Brands, Inc.	1,219	50,320
Harman International Industries, Inc.	500	8,365
KB HOME	636	8,662
Leggett & Platt, Inc.	1,382	20,993
Lennar Corp., Class A	1,300	11,271
Newell Rubbermaid, Inc.	2,327	22,758
Pulte Homes, Inc.	1,792	19,586
Snap-On, Inc.	511	20,123
The Stanley Works	628	21,415
Whirlpool Corp.	660	27,291

		261,320
Household Products – 3.1%
Clorox Co.	1,190	66,116
Colgate-Palmolive Co.	4,448	304,866
Kimberly-Clark Corp.	3,604	190,075
The Procter & Gamble Co.	25,901	1,601,200

		2,162,257
Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group	1,535	38,513
Dynegy, Inc., Class A(1)	4,347	8,694
The AES Corp.(1)	5,832	48,056

		95,263
Industrial Conglomerates – 2.8%
3M Co.	6,094	350,649
General Electric Co.	90,966	1,473,649
Textron, Inc.	2,212	30,681
Tyco International Ltd.	4,152	89,683

		1,944,662

The accompanying notes are an integral part of these financial statements.

52	Call 800.766.3863

December 31, 2008	Shares	Value

Information Technology Services – 1.0%
Affiliated Computer Services, Inc., Class A(1)	800	$36,760
Automatic Data Processing, Inc.	4,379	172,270
Cognizant Technology Solutions Corp., Class A(1)	2,500	45,150
Computer Sciences Corp.(1)	1,351	47,474
Convergys Corp.(1)	982	6,294
Fidelity National Information Services, Inc.	1,700	27,659
Fiserv, Inc.(1)	1,389	50,518
MasterCard, Inc., Class A	700	100,051
Paychex, Inc.	2,710	71,219
Total System Services, Inc.	1,683	23,562
Western Union Co.	6,305	90,414

		671,371
Insurance – 2.6%
AFLAC, Inc.	4,159	190,649
American International Group, Inc.	23,306	36,590
Aon Corp.	2,349	107,302
Assurant, Inc.	1,000	30,000
Cincinnati Financial Corp.	1,477	42,936
Genworth Financial, Inc., Class A	3,700	10,471
Lincoln National Corp.	2,265	42,673
Loews Corp.	3,153	89,072
Marsh & McLennan Cos., Inc.	4,435	107,638
MBIA, Inc.(1)	1,615	6,573
MetLife, Inc.	6,697	233,457
Principal Financial Group, Inc.	2,316	52,272
Prudential Financial, Inc.	3,627	109,753
The Allstate Corp.	4,658	152,596
The Chubb Corp.	3,078	156,978
The Hartford Financial Services Group, Inc.	2,661	43,694
The Progressive Corp.	5,844	86,550
The Travelers Cos., Inc.	5,167	233,548
Torchmark Corp.	731	32,676
Unum Group	3,075	57,195
XL Capital Ltd., Class A	2,913	10,778

		1,833,401
Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(1)	2,800	143,584

		143,584
Internet Software & Services – 1.4%
Akamai Technologies, Inc.(1)	1,500	22,635
eBay, Inc.(1)	9,512	132,788
Expedia, Inc.(1)	1,900	15,656
Google, Inc., Class A(1)	2,000	615,300
VeriSign, Inc.(1)	1,700	32,436
Yahoo! Inc.(1)	12,001	146,412

		965,227
Leisure Equipment & Products – 0.1%
Eastman Kodak Co.	2,324	15,292
Hasbro, Inc.	1,026	29,928
Mattel, Inc.	3,217	51,472

		96,692
Life Sciences Tools & Services – 0.3%
Life Technologies Corp.(1)	1,505	35,081
Millipore Corp.(1)	453	23,339
PerkinElmer, Inc.	1,110	15,440
Thermo Fisher Scientific, Inc.(1)	3,668	124,969
Waters Corp.(1)	945	34,634

		233,463

December 31, 2008	Shares	Value

Machinery – 1.6%
Caterpillar, Inc.	5,276	$235,679
Cummins, Inc.	1,784	47,686
Danaher Corp.	2,176	123,184
Deere & Co.	3,760	144,083
Dover Corp.	1,711	56,326
Eaton Corp.	1,454	72,278
Flowserve Corp.	500	25,750
Illinois Tool Works, Inc.	3,542	124,147
Ingersoll-Rand Co. Ltd., Class A	2,854	49,517
ITT Corp.	1,512	69,537
PACCAR, Inc.	3,150	90,090
Pall Corp.	1,035	29,425
Parker Hannifin Corp.	1,423	60,535
The Manitowoc Co., Inc.	1,100	9,526

		1,137,763
Media – 2.5%
CBS Corp., Class B	5,895	48,280
Comcast Corp., Class A	25,291	426,912
Gannett Co., Inc.	1,965	15,720
Meredith Corp.	290	4,965
News Corp., Class A	19,900	180,891
Omnicom Group, Inc.	2,798	75,322
Scripps Networks Interactive, Inc., Class A	800	17,600
The DIRECTV Group, Inc.(1)	4,700	107,677
The Interpublic Group of Companies, Inc.(1)	4,151	16,438
The McGraw-Hill Companies, Inc.	2,732	63,355
The New York Times Co., Class A	1,019	7,470
The Walt Disney Co.	16,196	367,487
The Washington Post Co., Class B	65	25,366
Time Warner, Inc.	31,018	312,041
Viacom, Inc., Class B(1)	5,395	102,829

		1,772,353
Metals & Mining – 0.8%
AK Steel Holding Corp.	1,000	9,320
Alcoa, Inc.	6,996	78,775
Allegheny Technologies, Inc.	948	24,203
Freeport-McMoran Copper & Gold, Inc., Class B	3,335	81,507
Newmont Mining Corp.	4,019	163,573
Nucor Corp.	2,770	127,974
Titanium Metals Corp.	700	6,167
United States Steel Corp.	992	36,902

		528,421
Multi-Utilities – 0.6%
NiSource, Inc.	2,376	26,065
PG&E Corp.	3,044	117,833
Public Service Enterprise Group, Inc.	4,500	131,265
Sempra Energy	2,227	94,937
Wisconsin Energy Corp.	1,100	46,178

		416,278
Multiline Retail – 0.7%
Big Lots, Inc.(1)	761	11,027
Family Dollar Stores, Inc.	1,200	31,284
J.C. Penney Co., Inc.	1,929	38,001
Kohl’s Corp.(1)	2,580	93,396
Macy’s, Inc.	3,636	37,632
Nordstrom, Inc.	1,374	18,288
Sears Holdings Corp.(1)	463	17,997
Target Corp.	6,545	225,999

		473,624

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS S&P 500 Index Fund (continued)

December 31, 2008	Shares	Value

Office Electronics – 0.1%
Xerox Corp.	7,548	$60,158

		60,158
Oil, Gas & Consumable Fuels – 11.6%
Anadarko Petroleum Corp.	4,152	160,060
Apache Corp.	2,912	217,031
Cabot Oil & Gas Corp.	900	23,400
Chesapeake Energy Corp.	4,600	74,382
Chevron Corp.	17,734	1,311,784
ConocoPhillips	13,127	679,979
CONSOL Energy, Inc.	1,600	45,728
Devon Energy Corp.	3,842	252,458
El Paso Corp.	6,052	47,387
EOG Resources, Inc.	2,248	149,672
Exxon Mobil Corp.	44,980	3,590,753
Hess Corp.	2,516	134,958
Marathon Oil Corp.	6,068	166,021
Massey Energy Co.	800	11,032
Murphy Oil Corp.	1,700	75,395
Noble Energy, Inc.	1,500	73,830
Occidental Petroleum Corp.	7,042	422,450
Peabody Energy Corp.	2,300	52,325
Pioneer Natural Resources Co.	1,100	17,798
Range Resources Corp.	1,300	44,707
Southwestern Energy Co.(1)	2,900	84,013
Spectra Energy Corp.	5,340	84,052
Sunoco, Inc.	1,038	45,111
Tesoro Corp.	1,200	15,804
Valero Energy Corp.	4,600	99,544
Williams Companies, Inc.	5,007	72,501
XTO Energy, Inc.	4,757	167,779

		8,119,954
Paper & Forest Products – 0.2%
International Paper Co.	3,747	44,214
MeadWestvaco Corp.	1,531	17,132
Weyerhaeuser Co.	1,911	58,496

		119,842
Personal Products – 0.2%
Avon Products, Inc.	3,646	87,613
Estee Lauder Companies, Inc., Class A	1,000	30,960

		118,573
Pharmaceuticals – 7.8%
Abbott Laboratories	13,316	710,675
Allergan, Inc.	2,670	107,654
Bristol-Myers Squibb Co.	17,123	398,110
Eli Lilly & Co.	8,627	347,409
Forest Laboratories, Inc.(1)	2,593	66,044
Johnson & Johnson	24,170	1,446,091
King Pharmaceuticals, Inc.(1)	2,108	22,387
Merck & Co., Inc.	18,562	564,285
Mylan, Inc.(1)	2,600	25,714
Pfizer, Inc.	58,392	1,034,122
Schering-Plough Corp.	14,081	239,800
Teva Pharmaceutical Industries Ltd., ADR	565	24,030
Watson Pharmaceuticals, Inc.(1)	840	22,319
Wyeth	11,540	432,865

		5,441,505

December 31, 2008	Shares	Value

Real Estate Investment Trusts – 0.9%
Apartment Investment & Management Co., Class A	802	$9,263
AvalonBay Communities, Inc.	600	36,348
Boston Properties, Inc.	1,100	60,500
Developers Diversified Realty Corp.	1,100	5,368
Equity Residential	2,360	70,375
HCP, Inc.	2,100	58,317
Host Hotels & Resorts, Inc.	4,600	34,822
Kimco Realty Corp.	1,900	34,732
Plum Creek Timber Co., Inc.	1,459	50,686
ProLogis	2,278	31,641
Public Storage, Inc.	1,100	87,450
Simon Property Group, Inc.	1,960	104,135
Vornado Realty Trust	1,200	72,420

		656,057
Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	1,900	8,208

		8,208
Road & Rail – 1.0%
Burlington Northern Santa Fe Corp.	2,463	186,473
CSX Corp.	3,574	116,048
Norfolk Southern Corp.	3,260	153,383
Ryder System, Inc.	410	15,900
Union Pacific Corp.	4,500	215,100

		686,904
Semiconductors & Semiconductor Equipment – 2.1%
Advanced Micro Devices, Inc.(1)	5,269	11,381
Altera Corp.	2,686	44,883
Analog Devices, Inc.	2,468	46,941
Applied Materials, Inc.	11,599	117,498
Broadcom Corp., Class A(1)	3,792	64,350
Intel Corp.	48,714	714,147
KLA-Tencor Corp.	1,441	31,399
Linear Technology Corp.	1,850	40,922
LSI Corp.(1)	5,583	18,368
MEMC Electronic Materials, Inc.(1)	1,900	27,132
Microchip Technology, Inc.	1,600	31,248
Micron Technology, Inc.(1)	6,530	17,239
National Semiconductor Corp.	1,736	17,482
Novellus Systems, Inc.(1)	777	9,588
NVIDIA Corp.(1)	4,880	39,382
Teradyne, Inc.(1)	1,393	5,879
Texas Instruments, Inc.	11,280	175,066
Xilinx, Inc.	2,339	41,681

		1,454,586
Software – 3.5%
Adobe Systems, Inc.(1)	4,600	97,934
Autodesk, Inc.(1)	1,950	38,318
BMC Software, Inc.(1)	1,699	45,720
CA, Inc.	3,448	63,891
Citrix Systems, Inc.(1)	1,659	39,103
Compuware Corp.(1)	2,172	14,661
Electronic Arts, Inc.(1)	2,746	44,046
Intuit, Inc.(1)	2,784	66,231
Microsoft Corp.	67,976	1,321,454
Novell, Inc.(1)	2,927	11,386
Oracle Corp.(1)	33,899	601,029
Salesforce.com, Inc.(1)	1,000	32,010
Symantec Corp.(1)	7,231	97,763

		2,473,546

The accompanying notes are an integral part of these financial statements.

54	Call 800.766.3863

December 31, 2008	Shares	Value

Specialty Retail – 1.7%
Abercrombie & Fitch Co., Class A	800	$18,456
AutoNation, Inc.(1)	989	9,771
AutoZone, Inc.(1)	283	39,470
Bed, Bath & Beyond, Inc.(1)	2,234	56,788
Best Buy Co., Inc.	2,934	82,475
GameStop Corp., Class A(1)	1,400	30,324
Limited Brands, Inc.	2,455	24,648
Lowe’s Cos., Inc.	12,706	273,433
Office Depot, Inc.(1)	2,330	6,944
RadioShack Corp.	1,065	12,716
Staples, Inc.	6,179	110,728
The Gap, Inc.	3,990	53,426
The Home Depot, Inc.	14,667	337,635
The Sherwin-Williams Co.	865	51,684
The TJX Cos., Inc.	3,669	75,471
Tiffany & Co.	1,083	25,591

		1,209,560
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc.(1)	2,900	60,233
Jones Apparel Group, Inc.	739	4,331
NIKE, Inc., Class B	3,412	174,012
Polo Ralph Lauren Corp.	500	22,705
VF Corp.	773	42,337

		303,618
Thrifts & Mortgage Finance – 0.2%
Hudson City Bancorp, Inc.	4,500	71,820
People’s United Financial, Inc.	3,000	53,490
Sovereign Bancorp, Inc.(1)	4,655	13,872

		139,182
Tobacco – 1.8%
Altria Group, Inc.	17,865	269,047
Lorillard, Inc.	1,500	84,525
Philip Morris International, Inc.	17,865	777,306
Reynolds American, Inc.	1,490	60,062
UST, Inc.	1,262	87,557

		1,278,497
Trading Companies & Distributors – 0.1%
Fastenal Co.	1,200	41,820
W.W. Grainger, Inc.	544	42,889

		84,709
Wireless Telecommunication Services – 0.2%
American Tower Corp., Class A(1)	3,500	102,620
Sprint Nextel Corp.(1)	24,719	45,236

		147,856

Total Common Stocks (Cost $92,752,535)		68,426,194

	Principal Amount	Value
U.S. Government Securities – 0.7%
U.S. Treasury Bills – 0.7%
United States Treasury Bill
0.005% due 3/5/2009(2)	$115,000	114,999
0.04% due 3/5/2009(2)	40,000	39,997
0.053% due 5/21/2009(2)	120,000	119,975
0.435% due 2/12/2009(2)	15,000	14,992
0.622% due 1/8/2009(2)	20,000	19,998
0.739% due 1/15/2009(2)	25,000	24,993

December 31, 2008	Principal Amount	Value
U.S. Treasury Bills – (continued)

0.782% due 1/29/2009(2)	$100,000	$99,939
0.974% due 1/22/2009(2)	50,000	49,972

		484,865

Total U.S. Government Securities (Cost $484,865)		484,865

	Principal Amount	Value
Repurchase Agreements – 1.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $904,001, due 1/2/2009, collateralized by FHLMC, 5.64%, due 8/21/2014, with a value of $924,000	$904,000	$904,000

Total Repurchase Agreements (Cost $904,000)		904,000

Total Investments – 100.0% (Cost $94,141,400)		69,815,059

Other Assets, Net – 0.0%		9,356

Total Net Assets – 100.0%		$69,824,415

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.

ADR – American Depositary Receipt

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Appreciation
Purchased Futures Contracts
S & P 500 INDEX	6	3/19/2009	$1,350	$38,370

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$68,426,194	$38,370
Level 2 – Significant Other Observable Inputs	1,388,865	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$69,815,059	$38,370

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Financial Information

Statement of Assets and Liabilities As of December 31, 2008

	RS Small Cap Core Equity	RS Large Cap Alpha	RS Equity Dividend	RS S&P 500 Index
Assets
Investments, at value	$88,520,044	$677,238,157	$6,675,285	$69,815,059
Cash and cash equivalents	671	351	576	32,392
Receivable for investments sold	680,600	10,697,866	25,673	—
Dividends receivable	118,855	1,259,617	23,693	158,284
Receivable for fund shares subscribed	30,611	15,842,120	10,307	61,964
Prepaid expenses	1,119	11,914	8,572	4,098
Due from adviser	—	—	25,146	—
Receivable for variation margin	—	—	—	17,850
Total Assets	89,351,900	705,050,025	6,769,252	70,089,647
Liabilities
Payable for investments purchased	15,703	28,351,903	—	—
Payable for fund shares redeemed	139,064	611,875	10,697	92,655
Payable to distributor	89,468	318,586	2,099	69,383
Accrued transfer agent fees	55,545	275,613	3,485	31,653
Payable to adviser	53,541	269,968	—	14,980
Trustees’ deferred compensation	6,536	37,305	339	7,004
Accrued audit fees	9,932	9,036	15,758	9,391
Accrued custodian fees	5,967	18,421	5,964	9,612
Distributions payable	—	—	910	—
Accrued expenses/other liabilities	38,266	213,848	897	30,554
Total Liabilities	414,022	30,106,555	40,149	265,232
Total Net Assets	$88,937,878	$674,943,470	$6,729,103	$69,824,415
Net Assets Consist of:
Paid-in capital	$141,713,784	$1,212,551,863	$11,478,525	$186,934,237
Distributions in excess of net investment income	(6,941)	—	(83,838)	(10,375)
Accumulated undistributed net investment income	—	152,525	—	—
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(33,656,071)	(392,278,518)	(3,271,411)	(92,811,476)
Net unrealized depreciation on investments and futures contracts	(19,112,894)	(145,482,400)	(1,394,173)	(24,287,971)
Total Net Assets	$88,937,878	$674,943,470	$6,729,103	$69,824,415
Investments, at Cost	$107,632,938	$822,720,557	$8,069,458	$94,141,400
Pricing of Shares
Net Assets:
Class A	$68,315,554	$629,799,231	$2,540,745	$48,362,656
Class B	2,483,617	12,197,171	—	1,925,295
Class C	7,080,598	19,299,770	1,220,506	6,730,278
Class K	10,865,236	12,191,116	1,090,696	12,806,186
Class Y	192,873	1,456,182	1,877,156	—
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	7,510,341	21,204,812	462,990	7,965,305
Class B	328,954	427,741	—	308,655
Class C	944,721	690,900	221,285	1,111,425
Class K	1,249,842	409,817	198,090	2,113,288
Class Y	21,299	49,157	341,325	—
Net Asset Value Per Share:
Class A	$9.10	$29.70	$5.49	$6.07
Class B	7.55	28.52	—	6.24
Class C	7.49	27.93	5.52	6.06
Class K	8.69	29.75	5.51	6.06
Class Y	9.06	29.62	5.50	—
Sales Charge Class A (Load)	4.75%	4.75%	4.75%	3.00%
Maximum Offering Price Per Class A Share	$9.55	$31.18	$5.76	$6.26

The accompanying notes are an integral part of these financial statements.

56	Call 800.766.3863

Statement of Operations For the Year Ended December 31, 2008

	RS Small Cap Core Equity	RS Large Cap Alpha	RS Equity Dividend	RS S&P 500 Index
Investment Income
Dividends	$1,133,762	$14,389,736	$234,593	$3,067,855
Interest	46,164	486,244	5,358	62,793
Withholding taxes on foreign dividends	—	(170,620)	(2,009)	(96)
Total Investment Income	1,179,926	14,705,360	237,942	3,130,552
Expenses
Investment advisory fees	937,756	4,011,049	52,701	343,738
Distribution fees	466,777	2,319,501	34,723	532,615
Transfer agent fees	131,017	824,825	5,139	92,844
Professional fees	68,531	199,670	29,431	41,271
Shareholder reports	28,675	229,721	2,039	32,659
Registration fees	68,920	68,522	67,112	51,596
Custodian fees	45,771	107,275	30,200	58,325
Administrative service fees	21,278	139,096	1,568	23,269
Insurance expense	6,118	28,327	60	5,804
Trustees’ fees and expenses	2,738	26,802	571	3,781
Offering costs	—	—	18,154	—
Other expenses	6,127	34,865	482	31,736
Total Expenses	1,783,708	7,989,653	242,180	1,217,638
Less: Fee waiver by adviser/distributor	(33,182)	(176,004)	(128,178)	(350,923)
Less: Custody credits	(2,321)	(3,696)	(194)	(684)
Total Expenses, Net	1,748,205	7,809,953	113,808	866,031
Net Investment Income/(Loss)	(568,279)	6,895,407	124,134	2,264,521
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized loss from investments	(34,185,679)	(34,666,592)	(2,932,428)	(9,822,228)
Net realized loss from futures contracts	—	—	—	(969,674)
Net realized gain from foreign currency transactions	—	—	—	6
Net change in unrealized depreciation on investments	(19,269,522)	(239,606,648)	(1,312,021)	(55,814,768)
Net change in unrealized appreciation on futures contracts	—	—	—	98,925
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(53,455,201)	(274,273,240)	(4,244,449)	(66,507,739)
Net Decrease in Net Assets Resulting from Operations	$(54,023,480)	$(267,377,833)	$(4,120,315)	$(64,243,218)

www.RSinvestments.com	57

The accompanying notes are an integral part of these financial statements.

Financial Information (continued)

Statement of Changes in Net Assets

	RS Small Cap Core Equity		RS Large Cap Alpha

	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income/(loss)	$(568,279)	$333,966	$6,895,407	$4,731,373
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(34,185,679)	31,933,989	(34,666,592)	130,510,626
Net change in unrealized depreciation on investments and futures contracts	(19,269,522)	(23,620,240)	(239,606,648)	(15,371,426)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(54,023,480)	8,647,715	(267,377,833)	119,870,573
Distributions to Shareholders
Net investment income
Class A	(77,731)	(380,555)	(6,487,661)	(4,370,009)
Class B	(3,422)	—	(7,926)	—
Class C	(9,872)	—	(118,674)	—
Class K	(12,746)	—	(78,412)	(11,728)
Class Y	(219)	(446)	(21,577)	(6,850)
Net realized gain on investments
Class A	(399,515)	(30,544,066)	—	—
Class B	(17,609)	(1,636,754)	—	—
Class C	(50,793)	(2,962,554)	—	—
Class K	(65,579)	(4,018,956)	—	—
Class Y	(1,126)	(15,666)	—	—
Return of capital
Class A	(144,489)	—	—	—
Class B	(6,369)	—	—	—
Class C	(18,370)	—	—	—
Class K	(23,717)	—	—	—
Class Y	(407)	—	—	—
Total Distributions	(831,964)	(39,558,997)	(6,714,250)	(4,388,587)
Capital Share Transactions
Proceeds from sales of shares	19,570,759	30,958,396	202,372,150	82,730,537
Reinvestment of distributions	830,265	38,603,542	6,393,737	4,207,976
Cost of shares redeemed	(40,163,531)	(52,794,804)	(146,590,617)	(161,482,303)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(19,762,507)	16,767,134	62,175,270	(74,543,790)
Net Increase/(Decrease) in Net Assets	(74,617,951)	(14,144,148)	(211,916,813)	40,938,196
Net Assets
Beginning of year	163,555,829	177,699,977	886,860,283	845,922,087
End of year	$88,937,878	$163,555,829	$674,943,470	$886,860,283
Distributions in Excess of Net Investment Income Included in Net Assets	$(6,941)	$(9,888)	$—	$—
Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—	$152,525	$336,760
Other Information:
Shares
Sold	1,666,999	1,612,698	5,645,426	2,009,763
Reinvested	96,720	2,807,952	218,952	99,881
Redeemed	(3,449,945)	(2,774,006)	(4,012,026)	(3,978,783)
Net Increase/(Decrease)	(1,686,226)	1,646,644	1,852,352	(1,869,139)

The accompanying notes are an integral part of these financial statements.

58	Call 800.766.3863

RS Equity Dividend		RS S&P 500 Index

For the Year Ended 12/31/08	For the Period Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07

$124,134	$11,721	$2,264,521	$2,386,960

(2,932,428)	(289,114)	(10,791,896)	7,424,653

(1,312,021)	(82,152)	(55,715,843)	(856,979)

(4,120,315)	(359,545)	(64,243,218)	8,954,634

(50,274)	(35,386)	(1,713,235)	(2,053,150)
—	—	(1,236)	(92,629)
(13,074)	(18,831)	(180,725)	(83,352)
(19,918)	(20,758)	(409,911)	(204,035)
(46,490)	(30,546)	—	—

(697)	(14,304)	—	—
—	—	—	—
(329)	(9,416)	—	—
(294)	(9,085)	—	—
(513)	(9,348)	—	—

(11,501)	—	—	—
—	—	—	—
(5,427)	—	—	—
(4,864)	—	—	—
(8,467)	—	—	—
(161,848)	(147,674)	(2,305,107)	(2,433,166)

2,868,064	9,284,710	47,086,133	7,552,801
158,173	145,818	2,200,651	2,399,050
(775,960)	(162,320)	(84,172,049)	(27,914,855)

2,250,277	9,268,208	(34,885,265)	(17,963,004)
(2,031,886)	8,760,989	(101,433,590)	(11,441,536)

8,760,989	—	171,258,005	182,699,541
$6,729,103	$8,760,989	$69,824,415	$171,258,005

$(83,838)	$(78,105)	$(10,375)	$—

$—	$—	$—	$30,735

369,161	934,063	6,893,841	745,199
21,533	15,288	369,394	240,690
(99,790)	(16,565)	(12,853,643)	(2,706,047)
290,904	932,786	(5,590,408)	(1,720,158)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS Small Cap Core Equity Fund (Class A)
Year Ended 12/31/08	$14.28	$(0.04)	$(5.06)	$(5.10)	$(0.01)	$(0.05)	$(0.02)	$(0.08)
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	—	(4.43)
Year Ended 12/31/06	16.58	(0.05)	2.73	2.68	—	(1.36)	—	(1.36)
Year Ended 12/31/05	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	—	(2.73)
Year Ended 12/31/04	19.05	(0.12)	2.90	2.78	—	(2.43)	—	(2.43)
RS Small Cap Core Equity Fund (Class B)
Year Ended 12/31/08	$11.98	$(0.33)	$(4.02)	$(4.35)	$(0.01)	$(0.05)	(0.02)	$(0.08)
Year Ended 12/31/07	15.80	(0.09)	0.65	0.56	—	(4.38)	—	(4.38)
Year Ended 12/31/06	14.94	(0.28)	2.50	2.22	—	(1.36)	—	(1.36)
Year Ended 12/31/05	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	—	(2.73)
Year Ended 12/31/04	17.93	(0.27)	2.71	2.44	—	(2.43)	—	(2.43)
RS Small Cap Core Equity Fund (Class C)
Year Ended 12/31/08	$11.88	$(0.10)	$(4.21)	$(4.31)	$(0.01)	$(0.05)	(0.02)	$(0.08)
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	—	(4.38)
Year Ended 12/31/06	14.81	(0.18)	2.41	2.23	—	(1.36)	—	(1.36)
Year Ended 12/31/05	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	—	(2.73)
Year Ended 12/31/04	17.83	(0.26)	2.66	2.40	—	(2.43)	—	(2.43)
RS Small Cap Core Equity Fund (Class K)
Year Ended 12/31/08	$13.69	$(0.07)	$(4.85)	$(4.92)	$(0.01)	$(0.05)	(0.02)	$(0.08)
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	—	(4.38)
Year Ended 12/31/06	16.16	(0.10)	2.66	2.56	—	(1.36)	—	(1.36)
Year Ended 12/31/05	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	—	(2.73)
Year Ended 12/31/04	18.79	(0.16)	2.85	2.69	—	(2.43)	—	(2.43)
RS Small Cap Core Equity Fund (Class Y)
Year Ended 12/31/08	$14.18	$0.00 [5]	$(5.04)	$(5.04)	$(0.01)	$(0.05)	(0.02)	$(0.08)
Period From 05/01/07[3] to 12/31/07[4]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	—	(4.50)

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.10	(35.67)%	$68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%
14.28	4.84%	129,796	1.22%	1.22%	0.30%	0.30%	148%
17.90	16.90%	143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%
16.58	(0.15)%	132,246	1.25%	1.25%	(0.20)%	(0.20)%	124%
19.40	14.74%	181,068	1.21%	1.21%	(0.67)%	(0.67)%	127%

$7.55	(36.26)%	$2,484	2.30%	2.30%	(1.38)%	(1.38)%	119%
11.98	3.84%	5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%
15.80	15.63%	7,852	2.39%	2.39%	(1.43)%	(1.43)%	136%
14.94	(1.21)%	12,971	2.21%	2.21%	(1.19)%	(1.19)%	124%
17.94	13.76%	23,574	2.13%	2.13%	(1.59)%	(1.59)%	127%

$7.49	(36.23)%	$7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%
11.88	4.00%	10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%
15.68	15.84%	10,649	2.22%	2.22%	(1.22)%	(1.22)%	136%
14.81	(1.16)%	9,536	2.23%	2.23%	(1.13)%	(1.13)%	124%
17.80	13.62%	9,757	2.23%	2.23%	(1.69)%	(1.69)%	127%

$8.69	(35.90)%	$10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%
13.69	4.36%	16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%
17.36	16.58%	15,227	1.60%	1.60%	(0.60)%	(0.60)%	136%
16.16	(0.53)%	12,276	1.58%	1.58%	(0.48)%	(0.48)%	124%
19.05	14.47%	12,391	1.52%	1.52%	(0.97)%	(0.97)%	127%

$9.06	(35.50)%	$193	1.02%	1.02%	(0.02)%	(0.02)%	119%
14.18	(3.61)%	162	1.00%	1.01%	3.29%	3.28%	148%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Alpha Fund (Class A)
Year Ended 12/31/08	$42.46	$0.32	$(12.76)	$(12.44)	$(0.32)	$—	$(0.32)
Year Ended 12/31/07	37.19	0.26	5.23	5.49	(0.22)	—	(0.22)
Year Ended 12/31/06	32.26	0.32	5.06	5.38	(0.45)	—	(0.45)
Year Ended 12/31/05	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)
Year Ended 12/31/04	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)
RS Large Cap Alpha Fund (Class B)
Year Ended 12/31/08	$40.68	$(2.99)	$(9.15)	$(12.14)	$(0.02)	$—	$(0.02)
Year Ended 12/31/07	35.76	(1.82)	6.74	4.92	—	—	—
Year Ended 12/31/06	30.91	(1.63)	6.48	4.85	—	—	—
Year Ended 12/31/05	30.06	(0.59)	1.44	0.85	—	—	—
Year Ended 12/31/04	28.72	(0.20)	1.54	1.34	—	—	—
RS Large Cap Alpha Fund (Class C)
Year Ended 12/31/08	$40.07	$0.43	$(12.39)	$(11.96)	$(0.18)	$—	$(0.18)
Year Ended 12/31/07	35.17	0.07	4.83	4.90	—	—	—
Year Ended 12/31/06	30.42	(0.01)	4.76	4.75	—	—	—
Year Ended 12/31/05	29.62	(0.00)[5]	0.80	0.80	—	—	—
Year Ended 12/31/04	28.37	(0.09)	1.34	1.25	—	—	—
RS Large Cap Alpha Fund (Class K)
Year Ended 12/31/08	$42.49	$0.18	$(12.73)	$(12.55)	$(0.19)	$—	$(0.19)
Year Ended 12/31/07	37.18	0.10	5.25	5.35	(0.04)	—	(0.04)
Year Ended 12/31/06	32.03	0.16	5.07	5.23	(0.08)	—	(0.08)
Year Ended 12/31/05	31.23	0.29	0.79	1.08	(0.28)	—	(0.28)
Year Ended 12/31/04	30.00	0.20	1.39	1.59	(0.36)	—	(0.36)
RS Large Cap Alpha Fund (Class Y)
Year Ended 12/31/08	$42.40	$0.44	$(12.80)	$(12.36)	$(0.42)	$—	$(0.42)
Period From 05/1/07[3] to 12/31/07[4]	40.26	0.15	2.34	2.49	(0.35)	—	(0.35)

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$29.70	(29.29)%	$629,799	0.93%	0.95%	0.90%	0.88%	54%
42.46	14.78%	832,425	0.93%	0.93%	0.59%	0.59%	60%
37.19	16.87%	787,661	0.93%	0.94%	0.79%	0.78%	81%
32.26	3.90%	796,034	0.91%	0.91%	1.32%	1.32%	101%
31.37	5.64%	980,872	0.88%	0.88%	0.95%	0.95%	75%

$28.52	(29.84)%	$12,197	1.82%	1.82%	(0.02)%	(0.02)%	54%
40.68	13.76%	28,114	1.84%	1.84%	(0.34)%	(0.34)%	60%
35.76	15.69%	38,313	1.99%	1.99%	(0.27)%	(0.27)%	81%
30.91	2.83%	69,159	1.92%	1.92%	0.34%	0.34%	101%
30.06	4.67%	130,372	1.84%	1.84%	(0.02)%	(0.02)%	75%

$27.93	(29.84)%	$19,300	1.74%	1.74%	0.14%	0.14%	54%
40.07	13.93%	11,441	1.69%	1.69%	(0.17)%	(0.17)%	60%
35.17	15.61%	8,278	2.02%	2.02%	(0.30)%	(0.30)%	81%
30.42	2.70%	6,358	2.08%	2.08%	0.13%	0.13%	101%
29.62	4.41%	6,551	2.06%	2.06%	(0.21)%	(0.21)%	75%

$29.75	(29.52)%	$12,191	1.28%	1.34%	0.56%	0.50%	54%
42.49	14.38%	14,047	1.28%	1.42%	0.24%	0.10%	60%
37.18	16.37%	11,670	1.28%	1.28%	0.45%	0.45%	81%
32.03	3.51%	9,517	1.25%	1.25%	0.94%	0.94%	101%
31.23	5.34%	8,761	1.20%	1.20%	0.69%	0.69%	75%

$29.62	(29.13)%	$1,456	0.71%	0.71%	1.17%	1.17%	54%
42.40	6.19%	832	0.71%	0.71%	0.85%	0.85%	60%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS Equity Dividend Fund (Class A)
Year Ended 12/31/08	$9.39	$0.15	$(3.90)	$(3.75)	$(0.13)	$(0.00)[5]	$(0.02)	$(0.15)
Period From 07/31/07[3] to 12/31/07[4]	10.00	0.02	(0.46)	(0.44)	(0.12)	(0.05)	—	(0.17)
RS Equity Dividend Fund (Class C)
Year Ended 12/31/08	$9.39	$0.07	$(3.85)	$(3.78)	$(0.07)	$(0.00)[5]	(0.02)	$(0.09)
Period From 07/31/07[3] to 12/31/07[4]	10.00	—	(0.46)	(0.46)	(0.10)	(0.05)	—	(0.15)
RS Equity Dividend Fund (Class K)
Year Ended 12/31/08	$9.40	$0.11	$(3.87)	$(3.76)	$(0.11)	$(0.00)[5]	(0.02)	$(0.13)
Period From 07/31/07[3] to 12/31/07[4]	10.00	0.01	(0.45)	(0.44)	(0.11)	(0.05)	—	(0.16)
RS Equity Dividend Fund (Class Y)
Year Ended 12/31/08	$9.39	$0.17	$(3.89)	$(3.72)	$(0.15)	$(0.00)[5]	(0.02)	$(0.17)
Period From 07/31/07[3] to 12/31/07[4]	10.00	0.05	(0.46)	(0.41)	(0.15)	(0.05)	—	(0.20)

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$5.49	(40.27)%	$2,541	1.15%	2.61%	1.56%	0.10%	160%
9.39	(4.42)%	3,077	1.67%	3.57%	0.23%	(1.66)%	82%

$5.52	(40.52)%	$1,220	1.96%	3.42%	0.73%	(0.73)%	160%
9.39	(4.66)%	1,856	2.13%	4.02%	(0.16)%	(2.05)%	82%

$5.51	(40.32)%	$1,091	1.44%	2.90%	1.25%	(0.21)%	160%
9.40	(4.44)%	1,793	1.80%	3.69%	0.18%	(1.71)%	82%

$5.50	(40.06)%	$1,877	0.93%	2.39%	1.80%	0.34%	160%
9.39	(4.15)%	2,035	0.84%	2.73%	1.16%	(0.73)%	82%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS S&P 500 Index Fund (Class A)
Year Ended 12/31/08	$10.03	$0.24	$(3.98)	$(3.74)	$(0.22)	$—	$(0.22)
Year Ended 12/31/07	9.72	0.16	0.31	0.47	(0.16)	—	(0.16)
Year Ended 12/31/06	8.55	0.14	1.16	1.30	(0.13)	—	(0.13)
Year Ended 12/31/05	8.30	0.11	0.25	0.36	(0.11)	—	(0.11)
Year Ended 12/31/04	7.63	0.12	0.66	0.78	(0.11)	—	(0.11)
RS S&P 500 Index Fund (Class B)
Year Ended 12/31/08	$10.01	$0.20	$(3.97)	$(3.77)	$(0.00)[5]	$—	$(0.00)[5]
Year Ended 12/31/07	9.70	0.07	0.32	0.39	(0.08)	—	(0.08)
Year Ended 12/31/06	8.54	0.06	1.16	1.22	(0.06)	—	(0.06)
Year Ended 12/31/05	8.28	0.05	0.26	0.31	(0.05)	—	(0.05)
Year Ended 12/31/04	7.62	0.06	0.66	0.72	(0.06)	—	(0.06)
RS S&P 500 Index Fund (Class C)
Year Ended 12/31/08	$9.99	$0.09	$(3.85)	$(3.76)	$(0.17)	$—	$(0.17)
Year Ended 12/31/07	9.68	0.07	0.32	0.39	(0.08)	—	(0.08)
Year Ended 12/31/06	8.53	0.06	1.16	1.22	(0.07)	—	(0.07)
Year Ended 12/31/05	8.27	0.05	0.26	0.31	(0.05)	—	(0.05)
Year Ended 12/31/04	7.61	0.06	0.66	0.72	(0.06)	—	(0.06)
RS S&P 500 Index Fund (Class K)
Year Ended 12/31/08	$10.02	$0.12	$(3.88)	$(3.76)	$(0.20)	$—	$(0.20)
Year Ended 12/31/07	9.70	0.11	0.32	0.43	(0.11)	—	(0.11)
Year Ended 12/31/06	8.55	0.09	1.17	1.26	(0.11)	—	(0.11)
Year Ended 12/31/05	8.29	0.07	0.26	0.33	(0.07)	—	(0.07)
Year Ended 12/31/04	7.63	0.08	0.66	0.74	(0.08)	—	(0.08)

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6.07	(37.25)%	$48,363	0.49%	0.74%	1.79%	1.54%	5%
10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%
9.72	15.27%	142,260	0.53%	0.71%	1.44%	1.26%	4%
8.55	4.40%	149,719	0.53%	0.71%	1.36%	1.18%	4%
8.30	10.30%	145,072	0.53%	0.71%	1.50%	1.32%	1%

$6.24	(37.62)%	$1,925	1.27%	1.61%	0.85%	0.51%	5%
10.01	4.00%	11,976	1.28%	1.53%	0.70%	0.45%	3%
9.70	14.33%	12,664	1.28%	1.72%	0.69%	0.25%	4%
8.54	3.75%	12,913	1.28%	1.71%	0.60%	0.17%	4%
8.28	9.40%	13,394	1.28%	1.73%	0.75%	0.30%	1%

$6.06	(37.63)%	$6,730	1.24%	1.56%	1.07%	0.75%	5%
9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%
9.68	14.31%	10,472	1.28%	1.75%	0.70%	0.23%	4%
8.53	3.76%	9,370	1.28%	1.76%	0.61%	0.13%	4%
8.27	9.41%	9,842	1.28%	1.77%	0.74%	0.25%	1%

$6.06	(37.48)%	$12,806	0.89%	1.14%	1.41%	1.16%	5%
10.02	4.40%	19,453	0.93%	1.30%	1.06%	0.69%	3%
9.70	14.76%	17,304	0.93%	1.15%	1.05%	0.83%	4%
8.55	4.05%	13,074	0.93%	1.12%	0.96%	0.77%	4%
8.29	9.72%	10,244	0.93%	1.09%	1.13%	0.97%	1%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales changes or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods of less than one year have been annualized excluding organization and offering costs, except for total return and portfolio turnover rate.

[5]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS Small Cap Core Equity Fund, RS Large Cap Alpha Fund (formerly, RS Core Equity Fund), RS Equity Dividend Fund, and RS S&P 500 Index (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A, C and K shares. RS Small Cap Core Equity Fund, RS Large Cap Alpha Fund, and RS S&P 500 Index Fund offer Class B shares. RS Small Cap Core Equity Fund, RS Large Cap Alpha Fund, and RS Equity Dividend Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

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developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

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Notes to Financial Statements (continued)

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Funds did not incur any interest or penalties. The Funds, other than RS Equity Dividend Fund, are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004. The RS Equity Dividend Fund is not subject to examination by U.S. federal tax authorities or state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Futures Contracts RS S&P 500 Index Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

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i. Distributions to Shareholders RS Small Cap Core Equity Fund, RS Large Cap Alpha Fund, and RS S&P 500 Index Fund intend to declare and distribute substantially all net investment income, if any, at least annually. RS Equity Dividend Fund intends to declare and distribute substantially all net investment income, if any, once per calendar quarter. Distributions of net realized capital gains from all Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
RS Small Cap Core Equity Fund	$—	$172,046	2.62%
RS Large Cap Alpha Fund	—	692,457	2.69%
RS Equity Dividend Fund	—	62,105	3.31%
RS S&P 500 Index Fund	—	—	—%
*	For the year ended December 31, 2008.

l. Offering Costs Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of a Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Core Equity Fund	0.75%
RS Large Cap Alpha Fund	0.50%
RS Equity Dividend Fund	0.60%
RS S&P 500 Index Fund	0.25%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to RS S&P 500 Index Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS an annual rate of 0.2375% of the average daily net assets of RS S&P 500 Index Fund. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through August 31, 2009 for RS Equity Dividend Fund; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent the Fund’s total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding 1.15%. Additionally, RS Investments has agreed through August 31, 2009, to reduce the advisory fee of each of the other classes of shares of the Fund to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

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Notes to Financial Statements (continued)

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit certain Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K	Class Y
RS Small Cap Core Equity Fund	1.27%	2.41%	2.22%	1.60%	—
RS Large Cap Alpha Fund	0.93%	2.05%	2.04%	1.28%	—
RS S&P 500 Index Fund*	0.53%	1.28%	1.28%	0.93%	NA
*	Effective September 1, 2008, the expense limitation with respect to the Fund’s total annual fund operating expenses was lowered pursuant to a written agreement between RS Investments and the Trust in effect through August 31, 2009, to 0.38% for Class A, 1.13% for Class B, 1.13% for Class C, and 0.78% for Class K.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of a Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. A Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in a Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Small Cap Core Equity Fund
Class A	0.25%	$244,255
Class B	1.00%	40,794
Class C	1.00%	90,908
Class K	0.65%	90,820
Class Y	0.00%	—
RS Large Cap Alpha Fund
Class A	0.25%	1,880,086
Class B	1.00%	193,025
Class C	1.00%	156,147
Class K	0.65%	90,243
Class Y	0.00%	—
RS Equity Dividend Fund
Class A	0.25%	7,738
Class C	1.00%	16,948
Class K	0.65%	10,037
Class Y	0.00%	—
RS S&P 500 Index Fund
Class A	0.25%	261,178
Class B	1.00%	73,543
Class C	1.00%	88,685
Class K	0.65%	109,209

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance serv-

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ices. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2008, PAS received $2,377,317 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Core Equity Fund	$4,651
RS Large Cap Alpha Fund	79,889
RS Equity Dividend Fund	1,899
RS S&P 500 Index Fund	2,243

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Core Equity Fund	$4,279
RS Large Cap Alpha Fund	25,376
RS Equity Dividend Fund	295
RS S&P 500 Index Fund	3,514

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2008	2007	2008	2007	2008	2007
RS Small Cap Core Equity Fund	$103,990	$13,110,107	$534,622	$26,448,890	$193,352	$—
RS Large Cap Alpha Fund	6,714,250	4,388,587	—	—	—	—
RS Equity Dividend Fund	130,980	147,433	609	241	30,259	—
RS S&P 500 Index Fund	2,305,107	2,433,166	—	—	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2008.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Small Cap Core Equity Fund	$—	$—
RS Large Cap Alpha Fund	198,583	—
RS Equity Dividend Fund	—	—
RS S&P 500 Index Fund	—	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2008.

	Expiring
Fund	2009	2010	2011	2012	2014	2016	Total
RS Small Cap Core Equity Fund	$—	$—	$—	$—	$—	$20,749,797	$20,749,797
RS Large Cap Alpha Fund	46,882,921	255,258,469	11,076,797	45,219,419	—	24,890,449	383,328,055
RS Equity Dividend Fund	—	—	—	—	—	1,304,209	1,304,209
RS S&P 500 Index Fund	—	81,678,566	155,054	—	103,184	1,318,985	83,255,789

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Notes to Financial Statements (continued)

During the year ended December 31, 2008, the Funds did not utilize capital loss carryovers.

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Small Cap Core Equity Fund	$10,181,296
RS Large Cap Alpha Fund	9,131,592
RS Equity Dividend Fund	1,692,702
RS S&P 500 Index Fund	9,199,794

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Depreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Core Equity Fund	$110,357,918	$(21,837,874)	$4,621,429	$(26,459,303)
RS Large Cap Alpha Fund	822,539,428	(145,301,271)	40,433,964	(185,735,235)
RS Equity Dividend Fund	8,343,962	(1,668,677)	202,545	(1,871,222)
RS S&P 500 Index Fund	94,461,459	(24,646,400)	12,158,345	(36,804,745)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

			RS Small Cap Core Equity Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares Sold	1,448,866	$17,273,476		1,459,688	$28,265,479
Shares Reinvested	69,425	613,739		2,133,849	30,129,948
Shares Redeemed	(3,099,907)	(36,547,611)		(2,543,253)	(48,844,064)

Net Increase/(Decrease)	(1,581,616)	$(18,660,396)		1,050,284	$9,551,363
Class B
Shares Sold	27,876	$280,464		28,183	$447,358
Shares Reinvested	4,220	34,209		127,024	1,506,509
Shares Redeemed	(203,158)	(2,070,022)		(152,025)	(2,563,370)

Net Increase/(Decrease)	(171,062)	$(1,755,349)		3,182	$(609,503)
Class C
Shares Sold	55,828	$497,722		20,066	$336,757
Shares Reinvested	10,786	78,523		249,361	2,932,481
Shares Redeemed	(44,831)	(382,314)		(25,539)	(405,357)

Net Increase	21,783	$193,931		243,888	$2,863,881
Class K
Shares Sold	121,819	$1,371,631		93,594	$1,726,108
Shares Reinvested	12,090	102,042		296,601	4,018,949
Shares Redeemed	(99,133)	(1,125,694)		(52,311)	(965,567)

Net Increase	34,776	$347,979		337,884	$4,779,490
Class Y
Shares Sold	12,610	$147,466		11,167	$182,694
Shares Reinvested	199	1,752		1,117	15,655
Shares Redeemed	(2,916)	(37,890)		(878)	(16,446)

Net Increase	9,893	$111,328		11,406	$181,903

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Notes to Financial Statements (continued)

Transactions in Capital Shares (continued)

			RS Large Cap Alpha Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares Sold	4,970,822	$178,559,517		1,812,641	$74,871,506
Shares Reinvested	211,864	6,192,778		99,450	4,189,813
Shares Redeemed	(3,581,055)	(130,935,477)		(3,487,436)	(142,253,944)

Net Increase/(Decrease)	1,601,631	$53,816,818		(1,575,345)	$(63,192,625)
Class B
Shares Sold	62,798	$2,059,950		33,277	$1,296,615
Shares Reinvested	268	7,530		—	—
Shares Redeemed	(326,500)	(12,175,153)		(413,522)	(16,091,196)

Net Decrease	(263,434)	$(10,107,673)		(380,245)	$(14,794,581)
Class C
Shares Sold	463,790	$16,120,623		102,554	$4,048,368
Shares Reinvested	3,469	95,395		—	—
Shares Redeemed	(61,869)	(1,909,006)		(52,445)	(2,079,720)

Net Increase	405,390	$14,307,012		50,109	$1,968,648
Class K
Shares Sold	110,604	$4,236,431		41,519	$1,696,629
Shares Reinvested	2,678	78,411		278	11,728
Shares Redeemed	(34,044)	(1,281,448)		(25,085)	(1,044,983)

Net Increase	79,238	$3,033,394		16,712	$663,374
Class Y
Shares Sold	37,412	$1,395,629		19,772	$817,419
Shares Reinvested	673	19,623		153	6,435
Shares Redeemed	(8,558)	(289,533)		(295)	(12,460)

Net Increase	29,527	$1,125,719		19,630	$811,394

			RS Equity Dividend Fund
	For the Year Ended 12/31/08			For the Period Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares Sold	209,513	$1,529,321		339,145	$3,348,471
Shares Reinvested	8,203	58,842		5,043	47,905
Shares Redeemed	(82,505)	(647,603)		(16,409)	(160,833)

Net Increase	135,211	$940,560		327,779	$3,235,543
Class C
Shares Sold	32,057	$250,347		194,651	$1,947,730
Shares Reinvested	2,498	18,784		2,952	28,176
Shares Redeemed	(10,873)	(82,766)		—	—

Net Increase	23,682	$186,365		197,603	$1,975,906
Class K
Shares Sold	3,996	$30,115		187,876	$1,878,618
Shares Reinvested	3,496	25,077		3,123	29,843
Shares Redeemed	(245)	(2,102)		(156)	(1,487)

Net Increase	7,247	$53,090		190,843	$1,906,974
Class Y
Shares Sold	123,595	$1,058,281		212,391	$2,109,891
Shares Reinvested	7,336	55,470		4,170	39,894
Shares Redeemed	(6,167)	(43,489)		—	—

Net Increase	124,764	$1,070,262		216,561	$2,149,785

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Transactions in Capital Shares (continued)

			RS S&P 500 Index Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares Sold	6,270,656	$42,100,324		352,928	$3,594,820
Shares Reinvested	272,056	1,621,458		202,964	2,023,554
Shares Redeemed	(11,466,061)	(72,336,226)		(2,305,394)	(23,867,557)

Net Decrease	(4,923,349)	$(28,614,444)		(1,749,502)	$(18,249,183)
Class B
Shares Sold	25,798	$191,082		17,690	$179,650
Shares Reinvested	196	1,201		9,137	90,911
Shares Redeemed	(913,684)	(8,001,128)		(136,246)	(1,375,245)

Net Decrease	(887,690)	$(7,808,845)		(109,419)	$(1,104,684)
Class C
Shares Sold	101,752	$770,568		37,380	$379,020
Shares Reinvested	28,249	168,082		8,104	80,550
Shares Redeemed	(81,197)	(624,386)		(64,416)	(652,468)

Net Increase/(Decrease)	48,804	$314,264		(18,932)	$(192,898)
Class K
Shares Sold	495,635	$4,024,159		337,201	$3,399,311
Shares Reinvested	68,893	409,910		20,485	204,035
Shares Redeemed	(392,701)	(3,210,309)		(199,991)	(2,019,585)

Net Increase	171,827	$1,223,760		157,695	$1,583,761

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Core Equity Fund	$149,059,735	$168,836,663
RS Large Cap Alpha Fund	487,499,909	423,930,579
RS Equity Dividend Fund	16,169,175	13,806,817
RS S&P 500 Index Fund	6,322,683	40,809,941

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

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Notes to Financial Statements (continued)

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Core Equity Fund, RS Large Cap Alpha Fund, RS Equity Dividend Fund and RS S&P 500 Index Fund (four of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods presented, the financial highlights for each of the three years in the period ended December 31, 2008 for RS Small Cap Core Equity Fund, RS Large Cap Alpha Fund and RS S&P 500 Index Fund, and for each of the periods presented for RS Equity Dividend Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

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Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2008 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Small Cap Core Equity Fund	100%
RS Large Cap Alpha Fund	100%
RS Equity Dividend Fund	100%
RS S&P 500 Index Fund	100%

Dividend Received Deduction:

RS Small Cap Core Equity Fund	13.27%
RS Large Cap Alpha Fund	100%
RS Equity Dividend Fund	96.84%
RS S&P 500 Index Fund	100%

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Supplemental Information (unaudited)

Approval of Investment Advisory Agreements For RS Investment Trust

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 22 series of RS Investment Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, RS Technology Fund, RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS Equity Dividend Fund (the “RS-Managed Funds”); RS Large Cap Value Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value Fund; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

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Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fee for RS Smaller Company Growth Fund appeared to be higher in relation to its peer funds than the other Funds; in the course of their discussions with the Trustees, representatives of RS Investments noted that, in light of those expenses and other factors, RS Investments would likely consider strategic alternatives for that Fund in the coming year.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments informed the Trustees that RS Investments would lower the expense limitation with respect to both the RS S&P 500 Index Fund and the RS Money Market Fund, thereby improving those Funds’ comparative advisory fee and total operating expense levels in comparison with their peers. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the com-

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ing year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the variable versions of the Funds had been less profitable generally than the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees discussed specifically with RS Investments and among themselves the advisability of implementing advisory fee breakpoints for three of the largest Funds and, after discussions with management, determined that, although it may be appropriate to implement breakpoints in the future for those Funds, such a step did not appear warranted at the time, in light of, among other things, the performance of the Funds, current and anticipated market conditions, and other factors.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund

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Supplemental Information (unaudited) (continued)

while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Smaller Company Growth Fund, and RS High Yield Bond Fund had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond Fund had experienced a significant portfolio manager change, and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Smaller Company Growth Fund.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

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•	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

•

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

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Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

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388 Market Street  San Francisco  CA  94111

www.RSinvestments.com	800-766-3863

EB-015095 (12/08)    AR913_C

08	ANNUAL REPORT

Fixed Income Funds

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Bond Fund

RS Tax-Exempt Fund

RS Money Market Fund

12.31.08

Class A, B, C and K Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholder,

As we enter 2009, I wanted to provide our thoughts on the market, the economy and how we’re positioned for eventual recovery.

While we’ve experienced several recessions throughout our long careers, this one certainly feels worse than the rest. Several indicators point to the fact that this recession will last longer and be deeper than others in recent history.

We are encouraged by the government’s inclination to take meaningful action to restore economic stability. Even with their actions, real recovery is likely to take time. While the overall health of the economy is an important input to our research, it’s one input of many. Our focus remains on individual company fundamentals and we are closely tracking how the management teams of the companies in our portfolios are responding to the downturn and, ultimately, how they are positioning their businesses to generate long-term returns.

Historically, the Market has been a Leading Indicator of Recessions and Recoveries

The stock market has historically been an accurate and leading indicator of economic change. Once again, entering this recession, the market proved its predictive capabilities. As you may recall, the stock market first wobbled in anticipation of credit troubles well over a year ago, in July 2007. As we bumped along through the ensuing year and the market continued to decline, it became more evident that a recession was imminent or underway already.

In October 2008, the S&P 500 Index® lost 16.79% of its value, marking one of the worst months in the history of the Index. On November 28, 2008, the National Bureau of Economic Research (NBER) confirmed what the market already knew: the US economy officially entered into a recession in late 2007.

The economy has experienced 11 recessions since 1945. In each of these periods, the market declined in advance of, and in sympathy with, a weakening economy. It’s important to note that in the midst of

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CEO’s Letter (continued)

each recession, when the economic mood was at its bleakest, the market recovered in anticipation of improving results. There was no official proclamation that the recession was over; the returns came in fits and starts and, ultimately, accrued to long-term gains. Such is the nature of the market and it should serve as a reminder to us that maintaining a long-term perspective is more critical now than ever.

Fundamentals Will Lead the Way

We cannot tell you when the market and economy will recover. We can tell you, however, that recovery will be led by individual companies whose fundamentals are already strong and/or improving. That’s where research becomes critically important. Our funds are managed by five distinct investment management and research teams, each of them deeply staffed with experienced investment professionals. On average, each team member relies on more than 14 years’ investment experience and has managed through several recessions and recoveries.

Our teams are actively engaged with the companies in which we invest and they continue to scour the landscape for stable, well-capitalized and innovative companies with improving fundamentals and prospects for growth. There are companies who will emerge from this current difficulty with improved competitive positions. We expect that these companies will lead the market into recovery and we seek to own them in our portfolios.

Maintain a Long-Term View

As asset managers, the most important thing we can do is to stay true to our long-established investment processes. For individual investors, if you’re invested in the market and continue to have the benefit of an extended time horizon, it’s important to stay committed to your long-term plan.

Invest with a Committed Partner: RS Investments

Through this downturn, and in the eventual recovery, you can be assured that every member of our invest-

ment teams continues to diligently work on your behalf. Here are some reasons why we believe RS funds, and our shareholders, are well-positioned for long-term success.

RS Performance: Despite a challenging market environment, our funds’ long-term track records remain strong. I encourage you to review some of the highly ranked funds on pages 4 and 5 of this report. These rankings serve as validation of the strength of our teams and long-term investment approach across value, core, growth, international, and fixed income funds.

RS Research: Our long history and experience reminds us that capital markets are resilient and, eventually, excesses — both on the upside and downside — are purged from the system. We believe strongly in the power of fundamental research. Never before has diligent research served as a more useful tool for managing risk and identifying opportunity.

RS Expertise: Our investment strategies are led by dedicated value, core, growth, international, and fixed income teams. These teams bring hundreds of years of collective investment experience among them. Our clients benefit from this expertise and, with the RS fund family, can diversify and position their portfolios for many risk tolerances and market climates.

RS Commitment: After more than 22 years in business, we remain committed to serving our shareholders and earning your trust every day. Our investments in world-class investment compliance and operational systems and service capabilities help us provide you with transparency into what we do on your behalf. We have the financial strength and backing of a 148-year-old mutual insurance company, Guardian Life Insurance Company of America, as a majority owner of our firm. Shareholders of our funds can take comfort in our commitment and ability to be here — as partners — to serve your investment needs long into the future.

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Looking Ahead

We believe that our portfolios are well-positioned for an eventual recovery. As conditions improve, and we believe they will, we will continue to patiently build positions in companies that we believe have solid management teams, superior margins and capital positions, and proven competitive advantages when valuations provide us with adequate downside protection.

We value our role as stewards of your investments and thank you for your business.

Sincerely,

Terry R. Otton

Chief Executive Officer

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Highlights

RS Funds Provides Specialized Expertise Across Investment Disciplines

The RS Investments Difference: > Distinct and specialized investment teams > Highly experienced investment professionals > Aligned with Shareholders

RS Fund Highlights

The following RS Funds (Class A Shares) delivered strong performance relative to their peers based on total return, according to Lipper1 Analytical Services as of 12/31/08.

■	RS Tax-Exempt Fund earned the #1 ranking for the ten-year period.	#1 out of 146 for the ten-year period: General Municipal Debt category. This Fund ranked 16 out of 228, 14 out of 208, 2 out of 199, for the one-, three-, and five-year periods respectively.

■	RS Large Cap Alpha Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#6 out of 720 for the three-year period: Large Cap Core category. This Fund ranked 36 out of 851, 21 out of 606,198 out of 344, for the one-, five-, and ten-year periods respectively.

■	RS Low Duration Bond Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#12 out of 213 for the three-year period: Short Investment Grade Debt category. This Fund ranked 17 out of 260,13 out of 178, for the one- and five-year periods respectively.

■	RS Value Fund earned a top-decile ranking for the ten-year period.	#6 out of 73 for the ten-year period: Mid Cap Value category. This Fund ranked 251 out of 353,181 out of 285, 54 out of 212, for the one-, three-, and five-year periods respectively.

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

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More RS Fund Highlights — Lipper and Morningstar2

The following RS Funds (Class A Shares) earned high quartile rankings relative to their Lipper peers (based on total return) from Lipper Analytical Services, and Morningstar ratings (based on risk-adjusted returns) from Morningstar, as of 12/31/08.

	Lipper Ranking					Morningstar Rating™
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« ««« (out of 423 funds)	« «« (out of 423 funds)	« ««« (out of 337 funds)	« «««« (out of 163 funds)	Mid-Cap Blend Category
	3rd 251/353	3rd 181/285	2nd 54/212	1st 6/73	including the effect of sales charges, loads, and redemption fees	«««« (out of 423 funds)	«« (out of 423 funds)	««« (out of 337 funds)	««««« (out of 163 funds)

RS Global Natural Resources Fund	Lipper Category: Global Natural Resources				without sales charge	« ««« (out of 154 funds)	« «« (out of 154 funds)	« ««« (out of 110 funds)	« «««« (out of 70 funds)	Specialty-Natural Resources Category
	2nd 26/97	3rd 43/65	3rd 25/47	2nd 9/30	including the effect of sales charges, loads, and redemption fees	«««« (out of 154 funds)	««« (out of 154 funds)	««« (out of 110 funds)	«««« (out of 70 funds)
RS Core Funds

RS Large Cap Alpha Fund	Lipper Category: Large Cap Core				without sales charge	« ««« (out of 1,748 funds)	« «««« (out of 1,748 funds)	« «««« (out of 1,365 funds)	« « (out of 683 funds)	Large Blend Category
	1st 36/851	1st 6/720	1st 21/606	3rd 198/344	including the effect of sales charges, loads, and redemption fees	«««« (out of 1,748 funds)	««««« (out of 1,748 funds)	««««« (out of 1,365 funds)	«« (out of 683 funds)
RS Growth Funds

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 238 funds)	« « (out of 238 funds)	« « (out of 216 funds)	« «« (out of 74 funds)	Specialty-Technology Category
	3rd 71/95	3rd 63/90	3rd 51/81	1st 6/23	including the effect of sales charges, loads, and redemption fees	««« (out of 238 funds)	«« (out of 238 funds)	«« (out of 216 funds)	««« (out of 74 funds)
RS International Funds

RS International Growth Fund	Lipper Category: International Large Cap Growth				without sales charge	« «« (out of 209 funds)	« «« (out of 209 funds)	« «« (out of 164 funds)	« « (out of 80 funds)	Foreign Large Growth Category
	2nd 40/103	2nd 39/86	2nd 24/72	3rd 29/41	including the effect of sales charges, loads, and redemption fees	««« (out of 209 funds)	««« (out of 209 funds)	««« (out of 164 funds)	«« (out of 80 funds)

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 233 funds)	« «« (out of 233 funds)	« ««« (out of 192 funds)	« ««« (out of 111 funds)	Diversified Emerging Markets Category
	3rd 181/303	2nd 58/213	1st 30/175	1st 23/99	including the effect of sales charges, loads, and redemption fees	««« (out of 233 funds)	««« (out of 233 funds)	««« (out of 192 funds)	««« (out of 111 funds)
RS Fixed Income Funds

RS Investment Quality Bond Fund	Lipper Category: Intermediate Investment Grade Debt				without sales charge	« «« (out of 991 funds)	« «« (out of 991 funds)	« «« (out of 857 funds)	« «« (out of 458 funds)	Intermediate- Term Bond Category
	2nd 210/571	2nd 172/467	2nd 125/394	2nd 61/199	including the effect of sales charges, loads, and redemption fees	««« (out of 991 funds)	««« (out of 991 funds)	««« (out of 857 funds)	««« (out of 458 funds)

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 375 funds)	« ««« (out of 375 funds)	« ««« (out of 318 funds)	N/A	Short-Term Bond Category
	1st 17/260	1st 12/213	1st 13/178	N/A	including the effect of sales charges, loads, and redemption fees	«««« (out of 375 funds)	«««« (out of 375 funds)	«««« (out of 318 funds)	N/A

RS High Yield Bond Fund	Lipper Category: High Current Yield				without sales charge	« ««« (out of 479 funds)	« ««« (out of 479 funds)	« ««« (out of 405 funds)	« «« (out of 253 funds)	High Yield Bond Category
	1st 66/466	1st 80/396	1st 66/334	3rd 108/201	including the effect of sales charges, loads, and redemption fees	««« (out of 479 funds)	««« (out of 479 funds)	««« (out of 405 funds)	««« (out of 253 funds)

RS Tax-Exempt Fund	Lipper Category: General Municipal Debt				without sales charge	« «««« (out of 250 funds)	« «««« (out of 250 funds)	« «««« (out of 241 funds)	« «««« (out of 206 funds)	Muni National Long Category
	1st 16/228	1st 14/208	1st 2/199	1st 1/146	including the effect of sales charges, loads, and redemption fees	«««« (out of 250 funds)	«««« (out of 250 funds)	«««« (out of 241 funds)	«««« (out of 206 funds)

Performance quoted represents past performance and does not guarantee future results.

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Performance Update

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-38.63%	-13.08%	-0.63%	9.96%	9.26%
with maximum sales charge			-41.55%	-14.48%	-1.59%	9.43%	8.86%
Class K	RSPKX	10/13/06
without sales charge			-38.84%	—	—	—	-19.78%
Class Y	RSPYX	05/01/07
without sales charge			-38.52%	—	—	—	-30.14%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-41.73%	-11.06%	0.32%	9.12%	4.26%
with maximum sales charge			-44.50%	-12.48%	-0.65%	8.59%	3.94%
Class C	RVACX	05/01/07
without sales charge			-42.13%	—	—	—	-30.57%
with sales charge			-42.70%	—	—	—	-30.57%
Class K	RSVKX	12/04/06
without sales charge			-41.96%	—	—	—	-21.85%
Class Y	RSVYX	05/01/07
without sales charge			-41.50%	—	—	—	-29.84%

[1]

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 118 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-49.50%	-16.15%	—	—	-14.39%
with maximum sales charge			-51.91%	-17.50%	—	—	-15.71%
Class C	RIVCX	07/24/07
without sales charge			-48.80%	—	—	—	-40.54%
with maximum sales charge			-49.24%	—	—	—	-40.54%
Class K	RSIKX	01/03/07
without sales charge			-50.25%	—	—	—	-29.94%
Class Y	RSIYX	05/01/07
without sales charge			-49.52%	—	—	—	-36.40%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			-46.76%	-8.73%	7.76%	14.12%	8.47%
with maximum sales charge			-49.29%	-10.20%	6.72%	13.57%	8.07%
Class C	RGNCX	05/01/07
without sales charge			-47.22%	—	—	—	-25.90%
with sales charge			-47.74%	—	—	—	-25.90%
Class K	RSNKX	12/04/06
without sales charge			-47.01%	—	—	—	-17.97%
Class Y	RSNYX	05/01/07
without sales charge			-46.57%	—	—	—	-25.00%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-40.34%	-11.08%	-2.71%	—	2.33%
with maximum sales charge			-43.16%	-12.51%	-3.65%	—	1.49%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-40.84%	-11.76%	-3.45%	—	1.56%
with sales charge			-42.39%	-12.18%	-3.56%	—	1.46%
Class C	RLCCX	02/03/03
without sales charge			-40.79%	-11.74%	-3.43%	—	1.58%
with sales charge			-41.31%	-11.74%	-3.43%	—	1.58%
Class K	RLCKX	02/03/03
without sales charge			-40.50%	-11.33%	-2.99%	—	2.05%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-35.67%	-7.62%	-2.01%	3.09%	4.77%
with maximum sales charge			-38.72%	-9.11%	-2.96%	2.59%	4.33%
Class B	GUCBX	05/06/97
without sales charge			-36.26%	-8.53%	-2.97%	2.12%	3.51%
with sales charge			-38.15%	-8.93%	-3.06%	2.12%	3.51%
Class C	RSCCX	08/07/00
without sales charge			-36.23%	-8.41%	-2.91%	—	-2.61%
with sales charge			-36.86%	-8.41%	-2.91%	—	-2.61%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-35.90%	-7.95%	-2.35%	—	0.60%
Class Y	RSCYX	05/01/07
without sales charge			-35.50%	—	—	—	-24.77%
RS Large Cap Alpha Fund Class A	GPAFX	06/01/72
without sales charge			-29.29%	-1.75%	0.81%	-1.97%	11.50%
with maximum sales charge			-32.65%	-3.33%	-0.17%	-2.45%	11.35%
Class B	GUPBX	05/01/96
without sales charge			-29.84%	-2.62%	-0.13%	-2.88%	2.72%
with sales charge			-31.95%	-3.28%	-0.33%	-2.88%	2.72%
Class C	RCOCX	08/07/00
without sales charge			-29.84%	-2.59%	-0.18%	—	-6.76%
with sales charge			-30.54%	-2.59%	-0.18%	—	-6.76%
Class K	RCEKX	05/15/01
without sales charge			-29.52%	-2.11%	0.45%	—	-2.12%
Class Y	RCEYX	05/01/07
without sales charge			-29.13%	—	—	—	-15.65%
RS Equity Dividend Fund Class A	REDAX	07/31/07
without sales charge			-40.27%	—	—	—	-32.60%
with maximum sales charge			-43.12%	—	—	—	-34.88%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Large Cap Alpha Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C	REDCX	07/31/07
without sales charge			-40.52%	—	—	—	-32.92%
with sales charge			-41.11%	—	—	—	-32.92%
Class K	REDKX	07/31/07
without sales charge			-40.32%	—	—	—	-32.65%
Class Y	REDYX	07/31/07
without sales charge			-40.06%	—	—	—	-32.30%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-37.25%	-8.80%	-2.67%	—	-4.43%
with maximum sales charge			-39.13%	-9.71%	-3.27%	—	-4.77%
Class B	RSPBX	08/07/00
without sales charge			-37.62%	-9.48%	-3.38%	—	-5.18%
with sales charge			-39.49%	-10.08%	-3.57%	—	-5.18%
Class C	RSAPX	08/07/00
without sales charge			-37.63%	-9.48%	-3.38%	—	-5.20%
with sales charge			-38.24%	-9.48%	-3.38%	—	-5.20%
Class K	RSPIX	05/15/01
without sales charge			-37.48%	-9.18%	-3.08%	—	-3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-45.61%	-12.13%	-4.69%	0.62%	11.33%
with maximum sales charge			-48.20%	-13.54%	-5.61%	0.13%	11.07%
Class C	REGWX	09/06/07
without sales charge			-46.40%	—	—	—	-37.60%
with sales charge			-46.94%	—	—	—	-37.60%
Class K	RSEKX	01/22/07
without sales charge			-46.09%	—	—	—	-22.31%
Class Y	RSYEX	05/01/07
without sales charge			-45.42%	—	—	—	-27.01%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-48.08%	-17.16%	-6.88%	1.98%	4.55%
with maximum sales charge			-50.55%	-18.49%	-7.79%	1.48%	4.14%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	-48.35%
with maximum sales charge			—	—	—	—	-48.86%
Class K	RSSKX	03/02/07
without sales charge			-48.66%	—	—	—	-28.51%
Class Y	RSMYX	05/01/07
without sales charge			-47.94%	—	—	—	-32.15%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-45.02%	-12.26%	-7.57%	1.91%	6.78%
with maximum sales charge			-47.64%	-13.67%	-8.47%	1.41%	6.36%
Class C	RSGFX	11/15/07
without sales charge			-45.29%	—	—	—	-42.09%
with sales charge			-45.84%	—	—	—	-42.09%
Class K	RSDKX	02/12/07
without sales charge			-45.94%	—	—	—	-24.00%

†	RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-52.50%	-15.14%	-5.54%	0.33%	5.17%
with maximum sales charge			-54.76%	-16.52%	-6.45%	-0.15%	4.79%
Class C	RMOCX	05/21/07
without sales charge			-52.80%	—	—	—	-36.23%
with sales charge			-53.25%	—	—	—	-36.23%
Class K	RSMKX	12/04/06
without sales charge			-52.83%	—	—	—	-26.13%
Class Y	RMOYX	05/01/07
without sales charge			-52.35%	—	—	—	-32.77%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-43.73%	-10.99%	-2.55%	-1.79%	7.33%
with maximum sales charge			-46.40%	-12.42%	-3.49%	-2.27%	7.02%
Class C	RGWCX	06/29/07
without sales charge			-43.88%	—	—	—	-30.45%
with sales charge			-44.43%	—	—	—	-30.45%
Class K	RSGKX	11/27/06
without sales charge			-43.86%	—	—	—	-19.38%
Class Y	RGRYX	05/01/07
without sales charge			-43.51%	—	—	—	-25.07%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-50.90%	-13.40%	-6.59%	-1.78%	3.60%
with maximum sales charge			-53.22%	-14.80%	-7.49%	-2.26%	3.22%
Class C	RINCX	05/02/07
without sales charge			-51.26%	—	—	—	-29.74%
with sales charge			-51.74%	—	—	—	-29.74%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-51.28%	—	—	—	-22.80%
Class Y	RIFYX	05/01/07
without sales charge			-50.73%	—	—	—	-28.52%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-43.23%	-7.41%	1.30%	-1.11%	4.27%
with maximum sales charge			-45.92%	-8.90%	0.32%	-1.59%	3.95%
Class B	GBGBX	05/01/96
without sales charge			-43.76%	-8.31%	0.32%	-2.17%	0.65%
with sales charge			-45.44%	-8.92%	0.13%	-2.17%	0.65%
Class C	RIGCX	08/07/00
without sales charge			-43.68%	-8.17%	0.50%	—	-4.20%
with sales charge			-44.23%	-8.17%	0.50%	—	-4.20%
Class K	RIGKX	05/15/01
without sales charge			-43.45%	-7.74%	1.10%	—	-1.16%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-55.70%	-4.73%	8.35%	11.15%	5.57%
with maximum sales charge			-57.81%	-6.26%	7.29%	10.62%	5.13%
Class B	REMBX	05/06/97
without sales charge			-56.09%	-5.54%	7.38%	9.75%	4.04%
with sales charge			-57.39%	-5.98%	7.25%	9.75%	4.04%
Class C	REMGX	08/07/00
without sales charge			-56.04%	-5.47%	7.45%	—	6.19%
with sales charge			-56.47%	-5.47%	7.45%	—	6.19%
Class K	REMKX	05/15/01
without sales charge			-55.83%	-5.07%	7.98%	—	10.42%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			-0.35%	3.12%	3.10%	4.61%	5.13%
with maximum sales charge			-4.08%	1.82%	2.32%	4.21%	4.88%
Class B	RIQBX	08/07/00
without sales charge			-1.20%	2.32%	2.31%	—	4.26%
with sales charge			-4.06%	1.71%	2.15%	—	4.26%
Class C	RIQCX	08/07/00
without sales charge			-1.10%	2.35%	2.34%	—	4.28%
with sales charge			-2.05%	2.35%	2.34%	—	4.28%
Class K	RIQKX	05/15/01
without sales charge			-0.74%	2.71%	2.69%	—	4.13%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			3.35%	4.26%	3.08%	—	3.03%
with maximum sales charge			1.01%	3.49%	2.62%	—	2.60%
Class B	RLDBX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			-0.42%	2.86%	2.14%	—	2.09%
Class C	RLDCX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			1.58%	3.48%	2.32%	—	2.26%
Class K	RLDKX	07/30/03
without sales charge			2.94%	3.84%	2.67%	—	2.62%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-20.10%	-4.13%	-0.12%	1.40%	2.30%
with maximum sales charge			-23.05%	-5.36%	-0.88%	1.02%	1.92%
Class B	RHYBX	09/01/98
without sales charge			-20.60%	-4.85%	-0.87%	0.59%	1.46%
with sales charge			-22.80%	-5.37%	-1.01%	0.59%	1.46%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	15

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-20.58%	-4.84%	-0.87%	—	1.08%
with sales charge			-21.32%	-4.84%	-0.87%	—	1.08%
Class K	RHYKX	05/15/01
without sales charge			-20.42%	-4.51%	-0.52%	—	2.02%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.23%	2.07%	2.91%	4.31%	4.61%
with maximum sales charge			-3.94%	0.77%	2.13%	3.91%	4.36%
Class C	RETCX	08/07/00
without sales charge			-1.08%	1.27%	2.12%	—	3.95%
with sales charge			-2.04%	1.27%	2.12%	—	3.95%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.82%	3.50%	2.69%	2.81%	4.75%
Class B	RMBXX	05/01/96
without sales charge			1.08%	2.74%	2.10%	2.32%	2.80%
with sales charge			-1.92%	2.10%	1.92%	2.32%	2.80%
Class C	RMCXX	08/07/00
without sales charge			1.08%	2.74%	2.10%	—	1.84%
with sales charge			0.08%	2.74%	2.10%	—	1.84%
Class K	RMKXX	05/15/01
without sales charge			1.42%	3.09%	2.34%	—	1.79%
Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any Fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

16	Call 800.766.3863

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund.

Howard W. Chin

Howard W. Chin (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998* and of RS Low Duration Bond Fund since 2003.* Mr. Chin has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

www.RSinvestments.com	17

Portfolio Manager Biographies (continued)

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. (GIS) has managed RS Tax-Exempt Fund since 1993* and RS Money Market Fund since 1986.* Mr. Grant has been managing director at Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Leslie Barbi

Leslie Barbi (GIS) has been a member of the investment management team of RS High Yield Bond Fund since July 2008. She is a managing director and head of public fixed income at Guardian Life. Ms. Barbi is the primary top-down strategist for the Fund’s investment team, responsible for providing assessments of the economy and providing oversight of portfolio construction and risk management. Her previous investment management experience includes serving as managing director of fixed income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the investment strategy group and head of U.S. investment grade corporates. Previously, Ms. Barbi was portfolio manager and executive vice president of fixed income at Pacific Investment Management Co., from July 1993 to February 2001. Ms. Barbi holds an A.B. in economics from Harvard University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Marc Gross

Marc Gross (GIS) has been a member of the investment management team of RS High Yield Bond Fund since July 2008. He is a senior director of Guardian Life. Mr. Gross is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in October 2005, Mr. Gross was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Mr. Gross worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Mr. Gross holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

18	Call 800.766.3863

Howard G. Most

Howard G. Most (GIS) has been a member of the investment management team of RS High Yield Bond Fund since July 2008. He is a managing director and head of fixed income credit research at Guardian Life. Mr. Most is the head of research for the Funds’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Mr. Most has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, Mr. Most was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Mr. Most began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Mr. Most received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	19

RS Investment Quality Bond Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	Against the backdrop of financial market turmoil and credit constraints, nearly all sectors of the fixed-income and asset-backed securities markets delivered sharply negative returns in 2008.

•	Fears of a total meltdown of the financial system caused the government to take unprecedented actions to restore investor confidence and provide liquidity.

•	Despite the challenging environment, the Fund delivered better performance than many of its peers. However, the Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[2].

Market Overview

2008 was an extraordinary year because of the unprecedented volatility we saw in the stock and bond markets and the historic changes we witnessed in the financial landscape. These changes have included the bankruptcy of Lehman Brothers, the passage of the $700 billion Troubled Asset Relief Program (TARP) and the disappearance of the traditional investment bank as a viable business model. The U.S. economy was clearly in recession, while crude oil prices surged to a new peak early in the year before falling back to below $40 per barrel — a sign of diminishing demand from a global economy in trouble. Against this backdrop, the Federal Reserve cut the target federal funds rate to nearly zero in December, while the Treasury Department began to implement TARP, just one of many steps taken by government authorities to stabilize financial markets.

In this volatile environment, it was not surprising that the Treasury sector was aggressively sought out by bond investors seeking safe haven. As a result, Treasury yields dropped across all maturities. The two-year Treasury yield fell from 3.05% at the end of 2007 to 0.76% by December 31, 2008, while the 10-year Treasury bond yield declined from 4.02% to 2.21%. Corporate bonds, residential mortgage-backed secu-

rities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all underperformed equal duration Treasury securities by 17.86 percentage points, 2.32 percentage points, 32.74 percentage points and 22.23 percentage points, respectively — delivering their worst performances on record.

Performance

RS Investment Quality Bond Fund (Class A Shares) returned -0.35% for the twelve-month period ended December 31, 2008. The average return for the Lipper Intermediate Investment Grade Debt Funds peer group was -4.42%. (The peer group consisted of 571 mutual funds that invest primarily in investment grade debt issues with average maturities of five to ten years.) The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.24%.

Portfolio Review

The recent environment displayed the merits of our fundamental value approach which seeks to add value relative to risk rather than just adding risk. In particular, we remained disciplined about rejecting investments that we believed offered too little additional return potential to compensate for their incremental risk.

The corporate bond market’s underperformance in 2008 was in large part driven by the upheaval in the financials sector. As for the Fund, an overweight in REITs (real estate investment trusts) had a negative impact on relative performance. On a positive note, our disciplined, value approach led us to avoid investments in several troubled financial institutions. The Fund, however, did hold a very small position in Lehman Brothers, which was limited to about 0.25% of the portfolio.

In the structured products arena, the big story for 2008 was the massive underperformance of commercial mortgage-backed securities (CMBS). CMBS prices fell on concerns that rising delinquencies and defaults in the residential market might carry over to commercial real

20	Call 800.766.3863

estate as the economy weakened. Moreover, as hedge funds faced margin calls, they often first sold their CMBS holdings, which were among their more liquid assets. This started a vicious cycle in which forced selling resulted in even lower prices, which led to more margin calls. This downward spiral was further accelerated by the shrinking availability of credit and the creation of a new CMBS index that allowed investors to easily short-sell these instruments.

The most notable event in the mortgaged-backed securities (MBS) sector occurred in the third quarter when Fannie Mae and Freddie Mac were placed in conservatorship by the government. While that change eased investor concerns regarding the safety of MBS, the sector still lacked a dominant source of investor demand, especially as financially-constrained banks could no longer invest heavily in the sector. Nonetheless, policymakers recognized the importance of a smoothly operating MBS market in supporting the housing market and unveiled several initiatives aimed at increasing mortgage availability. The most significant was a $500 billion MBS purchase program unveiled by the Federal Reserve.

The Fund came into the fourth quarter with an underweight allocation to MBS (both agency and non-agency). While this positioning hurt the Fund’s relative performance early in 2008, its underweighting in agency MBS contributed to relative performance later in the year as this sector underperformed the Treasury market in the fourth quarter. Nonetheless, the Fund’s losses in the non-agency MBS sector offset the benefits of its underweight exposure to agency MBS. Starting in the third quarter, the non-agency MBS market was essentially frozen due to tightening lending standards and a severe lack of liquidity. Delinquency and default rates were also rising across all types of mortgages, including loans made to borrowers with prime credit histories. The Fund’s exposure to subprime mortgages as of December 31, 2008 was approximately 1.2% of the portfolio and was limited to issues backed by seasoned fixed-rate loans. The Fund does not hold any bonds backed by subprime adjustable-rate mortgages (ARMs), which have been at the center of the subprime mortgage crisis.

Our activity in the asset-backed securities (ABS) sector was limited to the purchase of a few AAA-rated bonds backed by credit card payments. While the health of the consumer remains a concern, we believe the bonds’ underlying credit support is sufficient to protect bondholders. Further, unlike bonds backed by other types of debt, banks have the ability to increase rates charged to their cardholders if they expect an increase in charge-offs or credit losses. This structural feature benefits bondholders.

Outlook

While the near-term economic outlook is quite negative and the current situation remains fluid, we think that coordinated actions by the world’s central banks and finance authorities will ultimately help to stabilize the global economy and markets. Credit market fundamentals may remain under pressure in the near-term, but we also believe that opportunities exist in the non-Treasury segments of the bond market. Consequently, we continue to consider adding to the Fund’s exposure to these asset classes on a selective basis. More fundamentally, we believe that strict adherence to our fundamental value investment discipline will serve the Fund’s shareholders over the long-term.

We thank you for your continued confidence and appreciate the opportunity to put our experience to work on your behalf.

Sincerely,

Howard W. Chin	Robert J. Crimmons, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

www.RSinvestments.com	21

RS Investment Quality Bond Fund (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

22	Call 800.766.3863

Total Net Assets: $114,862,723	Data as of December 31, 2008

Asset Allocation

Bond Quality

Source: Moody’s, Standard and Poors, Fitch Investors Service.

www.RSinvestments.com	23

RS Investment Quality Bond Fund (continued)

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	12/01/38	6.23%
U.S. Treasury Notes	3.750%	11/15/18	4.70%
U.S. Treasury Bonds	4.375%	02/15/38	2.97%
FHLB Agency	5.125%	07/17/18	2.26%
FHLMC Mortgage Pass-Through	5.500%	09/15/35	2.07%
FNMA Mortgage Pass-Through	5.500%	10/01/38	2.05%
FNMA Mortgage Pass-Through	5.000%	04/01/34	1.83%
FNMA Mortgage Pass-Through	5.500%	07/01/37	1.76%
FNMA Mortgage Pass-Through	6.000%	07/01/37	1.58%
FHLMC Mortgage Pass-Through	5.500%	12/01/35	1.44%
Total			26.89%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		-0.35%	3.12%	3.10%	4.61%	5.13%
with maximum sales charge		-4.08%	1.82%	2.32%	4.21%	4.88%
Class B Shares	08/07/00
without sales charge		-1.20%	2.32%	2.31%	—	4.26%
with sales charge		-4.06%	1.71%	2.15%	—	4.26%
Class C Shares	08/07/00
without sales charge		-1.10%	2.35%	2.34%	—	4.28%
with sales charge		-2.05%	2.35%	2.34%	—	4.28%
Class K Shares	05/15/01
without sales charge		-0.74%	2.71%	2.69%	—	4.13%
Barclays Capital U.S. Aggregate Bond Index[2]		5.24%	5.51%	4.65%	5.63%	6.28%	*

*	Since Class A shares inception.

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.04%, Class B 1.84%, Class C 1.82% and Class K 1.63%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class B and Class C shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index.

www.RSinvestments.com	25

RS Investment Quality Bond Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.04%, Class B 1.84%, Class C 1.82% and Class K 1.63%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

26	Call 800.766.3863

RS Low Duration Bond Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	Credit concerns and liquidity constraints weighed heavily on fixed-income market performance in 2008, affecting nearly every asset class and maturity.

•	RS Low Duration Bond Fund delivered strong performance relative to its peers during this challenging period, while also generating a positive return.

•

Nonetheless, the Fund’s significant weighting in the corporate bond sector dampened performance relative to the Barclays Capital U.S. Government 1-3 Year Bond Index[2] during a period when worried investors favored Treasury and agency debt.

Market Overview

2008 was an extraordinary year because of the unprecedented volatility we saw in the stock and bond markets and the historic changes we witnessed in the financial landscape. These changes included the bankruptcy of Lehman Brothers, the passage of the $700 billion Troubled Asset Relief Program (TARP) and the disappearance of the traditional investment bank as a viable business model. The U.S. economy was clearly in recession, while crude oil prices surged to a new peak early in the year before falling back to below $40 per barrel — a sign of diminishing demand from a global economy in trouble. Against this backdrop, the Federal Reserve cut the target federal funds rate to nearly zero in December.

In this volatile environment, it was not surprising that the Treasury sector was aggressively sought out by bond investors seeking safe haven. As a result, Treasury yields dropped across all maturities. The two-year Treasury yield fell from 3.05% at the end of 2007 to 0.76% by December 31, 2008, while the 10-year Treasury bond yield declined from 4.02% to 2.21%. As a result, the Treasury sector of the Barclays Capital U.S. Aggregate Bond Index3 returned 13.74% for the year, outperforming nearly all other fixed-income sectors. For the year, corporate bonds, residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all underperformed equal duration Treasury securities by 17.86 percentage points, 2.32 percentage points, 32.74 percentage points, and 22.23 percentage points, respectively — delivering their worst performances on record.

Performance

RS Low Duration Bond Fund (Class A Shares) had a total return of 3.35% for the twelve-month period ended December 31, 2008. The average return for the Lipper Short Investment Grade Debt Funds peer group was
-5.77%. (The peer group consisted of 260 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.). The Fund underperformed its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, which returned 6.66%.

Portfolio Review

The recent environment displayed the merits of our fundamental value approach, which seeks to add value relative to risk, rather than just adding risk. In particular, we remained disciplined about rejecting investments that we believed offered too little additional return potential to compensate for their incremental risk. This discipline helped the Fund to lessen the impact of many of the credit problems.

While Fund performance during this difficult period was supported by our weightings in Treasury and agency debt, our significant exposure to short-maturity corporate bonds and asset-backed securities (ABS) detracted from performance, especially later in the year. In particular, the Fund’s significant exposure to the corporate bond sector hurt the Fund’s performance relative to the Barclays Capital U.S. Government 1-3 Year Bond Index, which is comprised of only Treasury and agency debt.

The corporate bond market’s underperformance in 2008 was in large part driven by the upheaval in the financials sector. Consequently, the Fund’s overweighting in financials had a negative impact on its performance. On a positive note, our disciplined investment approach enabled the Fund to avoid investments in other financial companies that fell on hard times in 2008.

www.RSinvestments.com	27

RS Low Duration Bond Fund (continued)

The Fund’s overweighting in commercial mortgage-backed securities (CMBS) also hindered relative performance as this market segment underperformed similar maturity Treasury bonds by more than 30 percentage points in 2008. Weighing on CMBS prices were concerns that rising delinquencies and defaults in the residential market might carry over to commercial real estate as the economy weakened. Moreover, as hedge funds faced margin calls, they often first sold their CMBS holdings which were among their more liquid assets. This started a vicious cycle in which forced selling resulted in even lower prices which led to more margin calls. This downward spiral was further accelerated by the shrinking availability of credit and the creation of a new CMBS index that allowed investors to easily short-sell these instruments.

The Fund maintained little exposure to the struggling mortgage-backed securities (MBS) market. Exposure to subprime mortgages as of December 31, 2008 was approximately 2.4% of the portfolio and was limited to issues backed by seasoned fixed-rate loans. The Fund does not hold any bonds backed by subprime adjustable-rate mortgages (ARMs) which have been at the center of the subprime mortgage crisis.

Outlook

While the near-term economic outlook is quite negative, and the current situation remains fluid, we think that coordinated actions by the world’s central banks and finance authorities will ultimately help to stabilize the global economy and markets. Credit market fundamentals may remain under pressure in the near-term, but we also believe that opportunities exist in the non-Treasury segments of the bond market. Consequently, we continue to consider adding to the Fund’s exposure to these asset classes on a selective basis. More fundamentally, we believe that strict adherence to our fundamental value investment discipline will serve the Fund’s shareholders over the long-term.

We thank you for your continued confidence and appreciate the opportunity to put our experience to work on your behalf.

Sincerely,

Howard W. Chin	Robert J. Crimmons, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

28	Call 800.766.3863

Total Net Assets: $46,080,078	Data as of December 31, 2008

Asset Allocation

Bond Quality

Source: Moody’s, Standard and Poors, Fitch Investors Service.

www.RSinvestments.com	29

RS Low Duration Bond Fund (continued)

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	1.125%	12/15/11	14.41%
U.S. Treasury Notes	1.250%	11/30/10	13.33%
FNMA Agency	5.125%	04/15/11	4.23%
U.S. Treasury Notes	0.875%	12/31/10	3.52%
FHLMC Agency	4.000%	12/15/09	3.08%
U.S. Treasury Notes	2.000%	11/30/13	2.86%
FNMA Agency	3.875%	02/15/10	2.06%
FNMA Agency	5.000%	10/15/11	1.80%
Four Times Square Trust 2000-4TS A2 CMBS	7.795%	04/15/15	1.37%
Capital One Prime Auto Receivables Trust 2006-2 A4 ABS	4.940%	07/15/12	1.24%
Total			47.90%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2	The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	07/30/03
without sales charge		3.35%	4.26%	3.08%	3.03%
with maximum sales charge		1.01%	3.49%	2.62%	2.60%
Class B Shares	07/30/03
without sales charge		2.58%	3.48%	2.32%	2.26%
with maximum sales charge		-0.42%	2.86%	2.14%	2.09%
Class C Shares	07/30/03
without sales charge		2.58%	3.48%	2.32%	2.26%
with maximum sales charge		1.58%	3.48%	2.32%	2.26%
Class K Shares	07/30/03
without sales charge		2.94%	3.84%	2.67%	2.62%
Barclays Capital U.S. Government 1-3 Year Bond Index[2]		6.66%	5.95%	4.10%	3.96%	*

*	Since Class A shares inception.

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/30/03 in Class A, Class B, Class C, and Class K shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class B shares, a contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class B 1.97%, Class C 1.98% and Class K 1.67%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 2.25%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS High Yield Bond Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•

The high yield bond market delivered its worst annual performance on record in 2008 against a backdrop of heightened recession fears, a broadening credit crisis and widespread deleveraging by banks, hedge funds and other institutional investors.

•

RS High Yield Bond Fund (Class A shares) outperformed its benchmark, Barclays Capital U.S. Corporate High-Yield Bond Index[3], by 6.06 percentage points during the twelve-month period ending December 31, 2008. The Fund also performed well relative to its peers, ranking in the 15th percentile of the Lipper High Current Yield peer group for the one-year period. The Fund also ranked in the first quartile of its Lipper peer group for the 1-, 3- and 5-year periods, and in the 54th percentile for the 10-year period.

•

The Fund’s relative performance reflected a focus on higher quality credits within the high yield market and careful investment selection, as well as its underweight allocations to troubled sectors such as finance, retail, and gaming.

Market Overview

The environment for high yield bonds in the first half of 2008 was overshadowed by concerns over the subprime mortgage meltdown, a broadening credit crisis, inflation concerns, depreciating housing values, and a backlog of new issues. These pressures intensified in the second half of the year, aggravated by news of plummeting retail sales, rising unemployment, and growing inflation fears. The credit squeeze intensified after Lehman Brothers filed for bankruptcy on September 15, 2008, prompting precipitous declines in the high yield market as the unwinding of collaterized debt obligations (CDOs), redemptions facing hedge funds, and overall deleveraging created enormous selling pressures that persisted through the end of the year. Against this backdrop, spreads widened dramatically in the high-yield market, far exceeding levels seen during the last two recessions.

Performance

RS High Yield Bond Fund (Class A Shares) returned
-20.10% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned -26.16%.

Portfolio Review

Since taking over management of the Fund on July 16, 2008, we have remained committed to a bottom-up philosophy of fundamental credit analysis that we see as key to both performance and risk management moving forward. In particular, we believe that a company’s ability to withstand the stressful environment from both an operational and balance sheet perspective is of paramount importance in this environment.

Higher rated securities outperformed lower rated securities in 2008, and high yield portfolios that positioned in better quality credits generally fared better in this challenging environment. The Fund ended the year with a 9.3% weighting in CCC-rated holdings, significantly below the index weighting of 19.2%.

Turning to individual sectors, the Fund’s investments in the health care area were among the biggest positive contributors to relative performance for the year. In particular, the Fund benefited from our focus on issuers with strong asset coverage, such as hospitals. The sector has also been favored by investors for its reputed recession-proof growth, given that patients’ demand for medical treatments is often unaffected by economic conditions.

Relative performance also benefited from the Fund’s underweighting in the automotive sector, and especially from our cautious approach to automotive OEMs (original equipment manufacturers) and weaker performing auto-parts manufacturers.

While the Fund’s overweight allocation to the non-captive consumer finance sector contributed positively to performance in the first half of 2008, this financial exposure detracted from performance later in the period

32	Call 800.766.3863

although we cut back our overall weighting as well as our number of individual holdings in this area.

An overweighting in the energy sector also supported relative performance early in the year, as oil prices and related investments soared. This overweighting detracted from relative performance in the second half of 2008, however, as crude oil prices declined dramatically from peak levels due to concerns over slumping demand. The resulting sell-off in energy-related credits discriminated little between higher quality companies and those that carried more risk. While we reduced the Fund’s exposure to the energy sector during the fourth quarter, the Fund nonetheless suffered from declines in several of its holdings in energy credits, including Chaparral Energy, Seitel Inc., and Stallion Oilfield Services. Our fundamental analysis of liquidity and asset values leads us to believe that current market valuations understate what investors may expect from these credits, even in the worst-case event of liquidation. Nonetheless, we continue to take a cautious approach to the energy sector, and especially to the refining and services sub-sectors that we believe could be most vulnerable to a prolonged slump in demand.

Outlook

Going forward, we expect global economic conditions to worsen before they improve, and we anticipate that high yield market conditions will remain difficult despite aggressive Fed and government intervention to enhance liquidity. Our weak economic outlook leads us to expect to continue to structure the portfolio conservatively, maintaining a bias toward higher quality credits at historically wide spreads. We will look to take advantage of these opportunities within the high yield market.

We thank you for your continued investment and support.

Sincerely,

Leslie Barbi	Marc Gross
Co-Portfolio Manager	Co-Portfolio Manager

Howard G. Most
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	33

RS High Yield Bond Fund (continued)

Total Net Assets: $64,985,484	Data as of December 31, 2008

Bond Quality[1]

Top Ten Holdings[2]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
HCA, Inc.	9.125	11/15/14	2.03%
Sprint Capital Corp.	6.900	5/01/19	1.65%
HCA, Inc.	9.250	11/15/16	1.60%
Ford Motor Credit Co.	7.250	10/25/11	1.57%
Community Health Systems, Inc.	8.875	7/15/15	1.32%
Rainbow National Services LLC	8.750	9/01/12	1.29%
Intelsat Subsidiary Holding Co. Ltd.	8.500	01/15/13	1.28%
Qwest Corp.	7.875	09/01/11	1.25%
DirecTV Holdings LLC	8.375	03/15/13	1.23%
Crown Americas LLC	7.750	11/15/15	1.22%
Total			14.44%
1	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

3	The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

34	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	09/01/98
without sales charge		-20.10%	-4.13%	-0.12%	1.40%	2.30%
with maximum sales charge		-23.05%	-5.36%	-0.88%	1.02%	1.92%
Class B Shares	09/01/98
without sales charge		-20.60%	-4.85%	-0.87%	0.59%	1.46%
with sales charge		-22.80%	-5.37%	-1.01%	0.59%	1.46%
Class C Shares	08/07/00
without sales charge		-20.58%	-4.84%	-0.87%	—	1.08%
with sales charge		-21.32%	-4.84%	-0.87%	—	1.08%
Class K Shares	05/15/01
without sales charge		-20.42%	-4.51%	-0.52%	—	2.02%
Barclays Capital U.S. Corporate High-Yield Bond Index[3]		-26.16%	-5.59%	-0.80%	2.18%	2.38%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS High Yield Bond Fund and in the Barclays Capital U.S. Corporate High-Yield Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.17%, Class B 1.95%, Class C 1.93% and Class K 1.65%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	35

RS High Yield Bond Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS High Yield Bond Fund and in the Barclays Capital U.S. Corporate High-Yield Bond Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS High Yield Bond Fund and in the Barclays Capital U.S. Corporate High-Yield Bond Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.17%, Class B 1.95%, Class C 1.93% and Class K 1.65%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 800.766.3863

RS Tax-Exempt Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

•	The municipal market remained under pressure, especially late in 2008, despite continuing efforts by the U.S. Treasury Department and the Federal Reserve Bank to thaw frozen lending conditions.

•

RS Tax-Exempt Fund (Class A shares) outperformed the average fund in its Lipper peer group by 8.86 percentage points during the year, and outperformed the Barclays Capital Municipal Bond Index[2] by 2.24 percentage points.

•	The Fund’s consistent, relative value approach and bias toward higher quality credits paid off in this challenging investment environment.

Market Overview

A year of extremes would be the best way to describe 2008 in the municipal market. The market saw a dramatic widening of the spread between longer maturity AAA-rated municipal issuers and longer maturity Baa-rated municipal issuers as municipal buyers avoided lesser rated credits — something we have not seen in the past. Other significant factors wearing on the municipal market included the downgrades of municipal insurers, the cutbacks or outright disappearances of major broker-dealers that had long provided liquidity to the municipal market, the collapse of Bear Stearns and Lehman Brothers, the shuttering of UBS’s municipal trading and underwriting department, and the hasty sale of Merrill Lynch. The municipal market also faced a scarcity of many traditional institutional buyers in the second half of 2008 as hedge funds that use leverage to buy municipals were forced to dramatically pull back their holdings. Meanwhile, mutual funds — particularly those that focus on lower rated credits or “junk munis” — faced investor redemptions and became net sellers of municipals. Finally, property and casualty insurers — traditional buyers of municipals — backed away from new purchases because of lower profitability.

Performance

RS Tax-Exempt Fund (Class A Shares) returned -0.23% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Barclays Capital Municipal Bond Index, which returned -2.47%. We would note that the Fund has a different profile than the index. At any one time, the index has approximately 44,000 issues, whereas the Fund generally has exposure to about 70 to 80 issues, some of which may not be in the index.

Fund performance also compares favorably to its Lipper group peer funds. For the one-year period ended December 31, 2008, the Fund ranked 16 out of 228 funds in the Lipper General Municipal Debt Funds peer group, which had an average return of -9.09%. (The peer group consisted of mutual funds that invest primarily in municipal debt issues in the top four credit ratings.) The Fund ranked 2 out of 199 and 1 out of 146 Lipper peer group funds for the five- and ten-year periods ended December 31, 2008.

Portfolio Review

We believed it was critical in this changing environment to remain flexible in positioning our portfolio in terms of duration, structure, sector and credit.

While the credit crunch hit all asset classes, municipals were particularly affected by the downgrades of the AAA-rated monoline insurers, which have bolstered investor confidence for over 25 years. The Fund has long been underweighted in the insured sector. Our philosophy has always been that if a credit met our stringent investment criteria then the need for insurance would be outweighed by the potential for extra yield. This strategy contributed to the Fund’s performance as insured bonds were hard hit in this environment.

In the second half of 2008, we saw buying activity remain stronger in the high grade credit category of the municipals market, which benefited from the flight to quality away from high-yield bonds and junk-municipal funds. We continued to overweight generic AAA bonds, while we maintained a bias toward higher credit quality bonds across the portfolio. Because we believe in the return potential of a higher quality portfolio, we did not feel justified in exposing the Fund to the extra risk associated with concentrations in below-investment-grade bonds, unrated bonds and less liquid securities. As of December 31, 2008, the ratings breakdown of the

www.RSinvestments.com	37

RS Tax-Exempt Fund (continued)

Fund’s holdings were 85.5% in AAA- or AA-rated holdings, 5.1% in A-rated and 2.4% in BBB-rated. None of the Fund’s holdings were in unrated bonds. The Fund held 7.0% of its assets in short-term, high-quality cash equivalents.

The Fund’s relative performance was also assisted by our decision to overweight issues backed by higher credit-quality states and private universities (for example MIT, Harvard and Columbia). These holdings continued to receive strong bids throughout the period. While we have overweighted bonds from Puerto Rico and California (traditionally one of the most represented issuers in the Fund) in the past, we opted to underweight both areas starting early in the year given pressures facing these troubled credits. The Fund also held underweight exposure to the tobacco sector, while it had zero exposure to revenue health care bonds. This strategy aided the Fund’s performance as all three sectors underperformed.

The Fund gave up some performance as it was underweight prerefunded bonds.

As of December 31, 2008, the Fund’s 30-day SEC yield was 3.93%. For the 30-day period ended December 31, 2008, the yield as received by all Class A shareholders of the Fund was 3.13%.

Outlook

We believe that the changing characteristics of the municipal market offer potential for disciplined and careful investors. Our long standing investment approach is based on looking at the fundamentals of each issuer, rather than relying on a rating or insurance. At the same time, we continued to avoid large concentrations in any single issuer, insurer, industry, sector or state while we maintained an overall high-grade portfolio credit rating of AA. Nonetheless, when we feel we are properly compensated, we may look to purchase weaker credits if our research determines there is upside potential for the bond. It should also be noted that the Fund did not use derivatives to boost returns.

Sincerely,

Alexander M. Grant, Jr.

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

38	Call 800.766.3863

Total Net Assets: $108,602,294	Data as of December 31, 2008

Sector Allocation

Revenue Bonds Breakdown	% Fund	% Index
Special Tax	3.3%	8.1%
Housing	0.0%	2.1%
Education	17.2%	6.6%
Water and Sewer	8.3%	8.6%
Transportation	15.1%	16.8%
Power	2.9%	7.3%
Leasing	6.8%	7.1%
Resource Recovery	1.3%	0.3%
Hospital / Nursing Home / Health Care	0.0%	6.9%
Industrial Revenue	6.4%	4.6%
Revenue Total	61.3%	68.4%
AAA Insured Bonds	8.3%	12.0%
Prerefunded	6.3%	14.4%
Total Insured Bonds	19.3%	48.4%

www.RSinvestments.com	39

RS Tax-Exempt Fund (continued)

Bond Quality

Source: Moody’s, Standard and Poors, Fitch Investors Service.

Top Ten Holdings[1]

Company	Coupon	Maturity date	Percentage of Total Net Assets
West Metro Fire Protn. Dist. CO G.O. Ser. A,	5.250%	12/01/26	1.79%
Tobacco Settlement Fin. Corp. NJ	5.500%	06/01/12	1.78%
Kentucky Asset / Liability Commn. Agy. Fd. Rev. Proj. Nts. Fed. Hwy. Tr. First Ser.,	5.250%	09/01/18	1.78%
New Jersey Garden St. Preservation Tr. Ser. A,	5.500%	11/01/15	1.57%
Maryland St. Dept. Transn. Cons. Transn.	5.250%	12/15/17	1.57%
Mecklenburg Cnty. NC G.O. Ser. B	5.000%	02/01/18	1.56%
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A,	5.500%	01/01/15	1.55%
Missouri St. Hwys & Trans Commn St. Rd. Rev.	5.250%	05/01/18	1.54%
Wake Cnty. NC G.O.	5.000%	03/01/18	1.53%
Tobacco Settlement Fin. Corp. VA	5.500%	06/01/26	1.51%
Total			16.18%
1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s managers consider “short-term” investments have been excluded from this presentation.

2	The Barclays Capital Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

40	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		-0.23%	2.07%	2.91%	4.31%	4.61%
with maximum sales charge		-3.94%	0.77%	2.13%	3.91%	4.36%
Class C Shares	08/07/00
without sales charge		-1.08%	1.27%	2.12%	—	3.95%
with sales charge		-2.04%	1.27%	2.12%	—	3.95%
Barclays Capital Municipal Bond Index[2]		-2.47%	1.86%	2.71%	4.25%	5.24%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.97% and Class C 1.75%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS Tax-Exempt Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.97%, Class C 1.75%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

42	Call 800.766.3863

RS Money Market Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•

The past year has seen considerable volatility in the money markets, as the credit and liquidity crisis triggered by the subprime mortgage meltdown widened to affect a variety of financial instruments.

•	The Federal Reserve responded to this unprecedented period with a variety of programs intended to help restore liquidity to financial markets.

•	In managing RS Money Market Fund, we continue to pursue a conservative investment strategy, which we believe is especially important in these turbulent times.

Market Overview

Since the summer of 2008, financial markets in the United States have faced tremendous turmoil that was initially triggered by investor concerns regarding the credit quality of mortgages, especially subprime mortgages with adjustable interest rates. As a result, investors began to question the reliability of credit ratings on a range of financial products. As conditions in financial markets continued to deteriorate in the second half of the year, the Federal Reserve took an active role in attempting to bolster liquidity and prevent a systemic breakdown in financial markets. For example, in late September, the Fed extended loans to banking organizations to finance purchases of high-quality asset-backed commercial paper (ABCP) from money market mutual funds. Other programs included a money market funding facility aimed at providing liquidity to eligible issuers who were having difficulty placing unsecured and asset-backed commercial paper. The Fed also cut the federal funds rate from 4.25% at the beginning of 2008 to a target range of 0.00% to 0.25% by year-end.

Performance

As of December 31, 2008, the effective seven-day net annualized yield for RS Money Market Fund (Class A Shares) was 0.26%. The effective seven-day annualized yield of tier-1 money market funds was 0.90% as measured by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.), a research firm that tracks money market funds.

Portfolio Review

RS Money Market Fund is governed by Rule 2a-7 under the Investment Company Act of 1940, as amended, and therefore is managed within specific parameters with regard to portfolio maturity, credit quality and issuer diversification. We also manage the Fund within our own duration and sector parameters. It is important to note that money market funds are not immune to market stress. Nonetheless, we feel that our more than 20 years of experience and our disciplined investment approach sets us apart from other money market funds.

We have always believed that taking on incremental risk to achieve a few extra basis points is not in the best interests of our shareholders. For this reason, our motivation for purchasing any given investment is driven by credit quality rather than by yield. We remain selective, working hard to understand any credit we are considering, and evaluating how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and is critical to our investment process.

The Fund held overweight exposure to higher quality industrial issuers in 2008. Conversely, early in the year we opted to underweight the Fund’s holdings in financial issuers, notably broker/dealers, given our assessment of stresses in the financials sector. This move supported the Fund’s relative results especially late in the year as a number of prominent financial institutions entered bankruptcy or turned to the federal government for assistance.

We also note that the Fund has never owned extendable asset-backed commercial-paper (ABCP). This reflects our view that the small amount of extra yield offered by these instruments does not compensate our investors for a scenario in which our cash may not be returned at the original maturity date. Moreover, we also feel that the ratings on these instruments did not reflect their underlying risk. This lack of exposure worked in our favor during 2008 as the ABCP sector came under particular strain. The Fund also avoided structured investment vehicles (SIV), another decision that aided its performance.

www.RSinvestments.com	43

RS Money Market Fund (continued)

The reduction in the federal funds target rate to the range of 0.00% to 0.25% had a negative impact on the Fund’s returns. Maturing funds are now being re-invested in markets (across all money market instruments) that are offering among the lowest yields in history. Moreover, we believe the futures market is pointing to little increase in the federal funds rate through 2009, an outlook that has been supported by the recent Fed press release dated December 16, 2008.

Outlook

While there is still considerable stress in the front-end of the credit markets, we believe that the various liquidity programs introduced by the Fed have helped to stabilize conditions as we enter 2009. In this environment, we plan to keep the Fund’s weighted-average maturity in line with that of its peer group. At the same time, we will continue to seek to avoid exposure to credits that we feel will come under stress in the current economic environment. Our investment strategy will of course depend on the outlook for inflation, economic growth, housing market activity and consumer spending, and we will amend our positioning as conditions change. Above all, we remain committed to preserving capital for our investors.

Sincerely,

Alexander M. Grant, Jr.

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value or your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

44	Call 800.766.3863

Total Net Assets: $543,768,945

Sector Allocation

Data as of December 31, 2008

Portfolio Statistics

Average Maturity (days)		25
Yields
Current 7-day Yield	with fee waiver	0.26%
	without fee waiver	-0.11%
Effective 7-day Yield	with fee waiver	0.26%
	without fee waiver	-0.11%

Annualized historical yields for the 7-day period ended December 31, 2008. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

Top Ten Holdings[1]

Company	Discount/Coupon	Maturity Date	Percentage of Total Net Assets
Northern Illinois Gas Co.	0.070%	01/05/09	1.84%
FHLB Agency	2.250%	02/13/09	1.84%
United Parcel Service, Inc.	0.400%	01/02/09	1.84%
Hewlett-Packard Co.	0.700%	01/02/09	1.84%
Novartis Finance Corp.	0.150%	01/06/09	1.84%
Nestle Capital Corp.	0.050%	01/21/09	1.84%
Siemens Capital Co. LLC	0.150%	01/09/09	1.84%
Abbey National North American LLC	0.150%	01/13/09	1.84%
PepsiCo, Inc.	0.100%	01/20/09	1.84%
Johnson & Johnson	0.050%	02/09/09	1.84%
Total			18.40%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	45

RS Money Market Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	09/13/82
without sales charge		1.82%	3.50%	2.69%	2.81%	4.75%
Class B Shares	05/01/96
without sales charge		1.08%	2.74%	2.10%	2.32%	2.80%
with sales charge		-1.92%	2.10%	1.92%	2.32%	2.80%
Class C Shares	08/07/00
without sales charge		1.08%	2.74%	2.10%	—	1.84%
with sales charge		0.08%	2.74%	2.10%	—	1.84%
Class K Shares	05/15/01
without sales charge		1.42%	3.09%	2.34%	—	1.79%
Barclays Capital U.S. Treasury Bellwethers (3 month) Index[2]		2.24%	4.06%	3.31%	3.49%	5.30%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

2	The Barclays Capital U.S. Treasury Bellwethers (3 month) Index is an unmanaged index that is generally considered representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.86%, Class B 1.80%, Class C 1.70% and Class K 1.58%. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class A and K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

46	Call 800.766.3863

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return
RS Investment Quality Bond Fund	Class A	$1,000.00	$991.90	$4.26	0.85%
	Class B	$1,000.00	$987.10	$7.99	1.60%
	Class C	$1,000.00	$988.20	$8.00	1.60%
	Class K	$1,000.00	$989.90	$6.25	1.25%
RS Low Duration Bond	Class A	$1,000.00	$1,015.90	$4.05	0.80%
	Class B	$1,000.00	$1,012.00	$7.84	1.55%
	Class C	$1,000.00	$1,012.00	$7.84	1.55%
	Class K	$1,000.00	$1,013.80	$6.07	1.20%
RS High Yield Bond Fund	Class A	$1,000.00	$817.20	$3.88	0.85%
	Class B	$1,000.00	$815.20	$7.30	1.60%
	Class C	$1,000.00	$815.40	$7.30	1.60%
	Class K	$1,000.00	$815.60	$5.70	1.25%
RS Tax-Exempt Fund	Class A	$1,000.00	$999.10	$4.27	0.85%
	Class C	$1,000.00	$994.30	$8.02	1.60%
RS Money Market Fund	Class A	$1,000.00	$1,006.70	$3.53	0.70%
	Class B	$1,000.00	$1,003.10	$7.05	1.40%
	Class C	$1,000.00	$1,003.10	$7.05	1.40%
	Class K	$1,000.00	$1,004.70	$5.52	1.10%

www.RSinvestments.com	47

Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.86	$4.32	0.85%
	Class B	$1,000.00	$1,017.09	$8.11	1.60%
	Class C	$1,000.00	$1,017.09	$8.11	1.60%
	Class K	$1,000.00	$1,018.85	$6.34	1.25%
RS Low Duration Bond	Class A	$1,000.00	$1,021.11	$4.06	0.80%
	Class B	$1,000.00	$1,017.34	$7.86	1.55%
	Class C	$1,000.00	$1,017.34	$7.86	1.55%
	Class K	$1,000.00	$1,019.10	$6.09	1.20%
RS High Yield Bond Fund	Class A	$1,000.00	$1,020.86	$4.32	0.85%
	Class B	$1,000.00	$1,017.09	$8.11	1.60%
	Class C	$1,000.00	$1,017.09	$8.11	1.60%
	Class K	$1,000.00	$1,018.85	$6.34	1.25%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.86	$4.32	0.85%
	Class C	$1,000.00	$1,017.09	$8.11	1.60%
RS Money Market Fund	Class A	$1,000.00	$1,021.62	$3.56	0.70%
	Class B	$1,000.00	$1,018.10	$7.10	1.40%
	Class C	$1,000.00	$1,018.10	$7.10	1.40%
	Class K	$1,000.00	$1,019.63	$5.57	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

48	Call 800.766.3863

Financial Information

Year Ended December 31, 2008

Schedule of Investments – RS Investment Quality Bond Fund

December 31, 2008	Principal Amount	Value
Asset Backed Securities — 8.9%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,195,285	$984,608
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	20,754	20,668
Capital One Multi-Asset Execution Trust 2006-A2 A 4.85% due 11/15/2013	650,000	612,674
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	1,200,000	1,147,251
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	251,471	250,739
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	154,619	133,912
Chase Issuance Trust 2005-A10 A10 4.65% due 12/17/2012	1,710,000	1,634,236
2007-A15 A 4.96% due 9/17/2012	1,029,000	991,318
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	580,000	579,677
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	1,300,000	1,292,167
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	414,800	310,059
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	29,949	29,168
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	615,000	599,819
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	860,000	805,016
Residential Asset Mortgage Products, Inc.
2003-RZ4 A5
4.66% due 2/25/2032	152,742	152,380
2003-RS7 AI4
5.09% due 2/25/2031(1)	122,079	119,218
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	270,994	267,670
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	287,447	286,741

Total Asset Backed Securities (Cost $10,818,664)		10,217,321

	Principal Amount	Value
Collateralized Mortgage Obligations — 19.2%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	$1,557,773	$1,291,978
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	900,890	698,568

December 31, 2008	Principal Amount	Value
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.148% due 7/25/2034(1)	$330,000	$320,155
2004-11 2A1 5.75% due 1/25/2035	1,625,074	1,364,047
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	1,033,734	764,317
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	679,509	593,210
2006-19CB A15 6.00% due 8/25/2036	863,443	551,784
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	601,520	584,869
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	410,722
1534 Z
5.00% due 6/15/2023 3227 PR	414,215	418,716
5.50% due 9/15/2035	2,300,000	2,372,204
FNMA 2006-45 AC 5.50% due 6/25/2036	421,795	418,976
2002-52 PB
6.00% due 2/25/2032	1,222,013	1,250,037
GNMA 1997-19 PG 6.50% due 12/20/2027	1,204,070	1,271,335
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	1,202,169	937,317
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	1,987,704	1,350,396
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	912,823	848,903
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	821,727	558,260
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	1,246,306	976,238
Wells Fargo Mortgage Backed Securities Trust
2003-11 1A3
4.75% due 10/25/2018	1,500,000	1,421,704
2005-5 1A1
5.00% due 5/25/2020	1,450,475	1,198,455
2006-1 A3
5.00% due 3/25/2021	894,705	649,779
2003-2 A7
5.25% due 2/25/2018	1,350,000	1,167,644
2007-13 A7
6.00% due 9/25/2037	1,035,641	682,876

Total Collateralized Mortgage Obligations (Cost $25,843,746)		22,102,490

The accompanying notes are an integral part of these financial statements.

50	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Commercial Mortgage Backed Securities – 8.8%
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	$650,000	$576,881
2006-2 A4 5.739% due 5/10/2045(1)	927,000	757,114
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	802,000	391,761
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	1,500,000	1,275,000
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	915,758	889,760
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	1,260,000	1,308,661
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	572,000	289,818
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	787,871
2005-LDP5 A4 5.179% due 12/15/2044(1)	720,000	577,029
2001-C1 A3 5.857% due 10/12/2035	1,000,000	954,526
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	945,892	945,982
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	1,110,000	920,892
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	439,420	439,224

Total Commercial Mortgage Backed Securities (Cost $11,788,670)		10,114,519

	Principal Amount	Value
Corporate Bonds – 20.2%
Aerospace & Defense – 0.3%
General Dynamics Corp. 4.50% due 8/15/2010	$100,000	$102,126
L-3 Communications Corp. 6.125% due 1/15/2014	250,000	226,875

		329,001
Automotive – 0.2%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	80,000	62,401
TRW, Inc. 7.75% due 6/1/2029	150,000	173,080

		235,481
Building Materials – 0.2%
CRH America, Inc. 6.00% due 9/30/2016	350,000	217,978

		217,978

December 31, 2008	Principal Amount	Value

Computers – 0.1%
Computer Sciences Corp. 6.50% due 3/15/2018(2)	$200,000	$172,285

		172,285
Diversified Financial Services – 0.3%
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	200,000	196,880
BP Capital Markets PLC 5.25% due 11/7/2013	200,000	208,787

		405,667
Diversified Manufacturing – 0.6%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	100,000	98,667
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	194,490
United Technologies Corp. 4.375% due 5/1/2010	100,000	100,799
4.875% due 5/1/2015	300,000	292,434

		686,390
Electric – 0.4%
Nevada Power Co. 6.65% due 4/1/2036	150,000	133,889
PacifiCorp 5.25% due 6/15/2035	100,000	92,770
PPL Electric Utilities Corp. 6.45% due 8/15/2037	250,000	242,467

		469,126
Electronics – 0.1%
Koninklijke Philips Electronics NV 6.875% due 3/11/2038	150,000	142,376

		142,376
Energy – 0.5%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	125,000	98,604
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	117,899
Western Oil Sands, Inc. 8.375% due 5/1/2012	350,000	334,125

		550,628
Energy – Refining – 0.1%
Tosco Corp. 8.125% due 2/15/2030	125,000	144,489

		144,489
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	337,309
Viacom, Inc. 6.875% due 4/30/2036	200,000	158,056

		495,365
Finance Companies – 1.0%
Capital One Bank Co. 5.75% due 9/15/2010	200,000	194,114
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	300,000	302,175
6.75% due 3/15/2032	200,000	212,645
Household Finance Corp. 6.375% due 11/27/2012	300,000	293,514

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Investment Quality Bond Fund (continued)

December 31, 2008	Principal Amount	Value

Finance Companies – (continued)
SLM Corp. 4.00% due 1/15/2009	$200,000	$199,086

		1,201,534
Financial – 1.7%
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	200,000	207,836
Goldman Sachs Group, Inc. 5.125% due 1/15/2015	400,000	366,986
5.625% due 1/15/2017	80,000	68,726
6.15% due 4/1/2018	300,000	288,288
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(3)(4)	200,000	20
Merrill Lynch & Co. 6.05% due 8/15/2012	250,000	246,645
6.875% due 4/25/2018	200,000	209,205
Morgan Stanley 4.00% due 1/15/2010	150,000	145,643
5.95% due 12/28/2017	450,000	373,491

		1,906,840
Financial – Banks – 3.7%
American Express Bank FSB 6.00% due 9/13/2017	250,000	234,133
Bank of America Corp. 4.875% due 9/15/2012	400,000	394,708
Citigroup, Inc. 4.625% due 8/3/2010	400,000	393,404
Sr. Nt. 6.125% due 11/21/2017	400,000	404,216
6.50% due 8/19/2013	200,000	201,817
City National Corp. 5.125% due 2/15/2013	300,000	256,943
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	200,000	204,563
Deutsche Bank AG London 6.00% due 9/1/2017	200,000	212,211
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	185,300
J.P. Morgan Chase Capital XXII 6.45% due 2/2/2037	100,000	81,949
JPMorgan Chase & Co. 5.75% due 1/2/2013	200,000	202,909
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	400,000	403,472
PNC Bank N.A. 6.875% due 4/1/2018	200,000	212,794
Sovereign Bank, Inc. 5.125% due 3/15/2013	150,000	125,669
Wachovia Capital Trust III 5.80% due 3/15/2042(3)	300,000	177,000
Wachovia Corp. 5.25% due 8/1/2014	300,000	279,454
Wells Fargo Bank NA 5.75% due 5/16/2016	300,000	316,732

		4,287,274
Food & Beverage – 0.5%
Bottling Group LLC 6.95% due 3/15/2014	300,000	325,742
Diageo Capital PLC 5.50% due 9/30/2016	125,000	119,814
Kraft Foods, Inc. Sr. Nt. 6.875% due 1/26/2039	125,000	125,224

		570,780

December 31, 2008	Principal Amount	Value

Health Care – 0.2%
Fisher Scientific International, Inc. 6.125% due 7/1/2015	$200,000	$176,250

		176,250
Insurance – 1.1%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	179,990
Allied World Assurance Co. Hldgs., Ltd. 7.50% due 8/1/2016	100,000	70,499
AXA SA 6.463% due 12/31/2049(2)(3)	200,000	87,366
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	100,000	60,891
MetLife, Inc. 6.40% due 12/15/2036	125,000	75,000
Symetra Financial Corp. 6.125% due 4/1/2016(2)(5)	300,000	246,998
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	104,919
Unum Group 5.859% due 5/15/2009	150,000	143,107
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	300,000	245,319

		1,214,089
Iron – Steel – 0.2%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	100,000	68,476
Nucor Corp. 5.75% due 12/1/2017	200,000	197,660

		266,136
Machinery – Diversified – 0.1%
Roper Industries, Inc. Sr. Nt. 6.625% due 8/15/2013	100,000	100,284

		100,284
Media – Cable – 1.0%
Comcast Cable Communications, Inc. 6.875% due 6/15/2009	250,000	251,172
Comcast Corp. 6.45% due 3/15/2037	250,000	248,779
6.50% due 1/15/2017	100,000	98,771
Time Warner Cable, Inc. 5.40% due 7/2/2012	250,000	233,437
5.85% due 5/1/2017	400,000	365,421

		1,197,580
Media – NonCable – 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	150,000	157,678

		157,678
Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	100,000	85,000
Noranda, Inc. 6.00% due 10/15/2015	200,000	133,884
Steel Dynamics, Inc. 6.75% due 4/1/2015	150,000	103,500
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	94,280

		416,664

The accompanying notes are an integral part of these financial statements.

52	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Natural Gas – Pipelines – 0.0%
Enterprise Products Operating LP 8.375% due 8/1/2066(1)	$100,000	$55,000

		55,000
Office – Business Equipment – 0.1%
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	200,000	156,976

		156,976
Oil & Gas – 0.6%
Occidental Petroleum Corp. Sr. Nt. 7.00% due 11/1/2013	200,000	218,289
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	200,000	182,160
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	125,000	113,160
6.50% due 12/15/2018	125,000	121,003

		634,612
Oil & Gas Services – 0.2%
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	176,114

		176,114
Pharmaceuticals – 0.5%
Amgen, Inc. 5.85% due 6/1/2017	100,000	103,274
Astrazeneca PLC 6.45% due 9/15/2037	150,000	170,502
Genentech, Inc. 4.75% due 7/15/2015	150,000	150,910
Wyeth 5.95% due 4/1/2037	125,000	138,786

		563,472
Railroads – 0.3%
Norfolk Southern Corp. 6.75% due 2/15/2011	300,000	303,483

		303,483
Real Estate Investment Trusts – 0.9%
ERP Operating LP 5.375% due 8/1/2016	200,000	140,940
Highwoods Realty Ltd. 5.85% due 3/15/2017	150,000	92,789
Liberty Property LP 7.25% due 3/15/2011	200,000	172,570
PPF Funding, Inc. 5.35% due 4/15/2012(2)(5)	200,000	151,599
Regency Centers LP 6.75% due 1/15/2012	100,000	80,965
Simon Property Group LP 5.25% due 12/1/2016	200,000	127,797
USB Realty Corp. 6.091% due 12/22/2049(2)(3)	250,000	104,375
Westfield Group 5.40% due 10/1/2012(2)	250,000	191,730

		1,062,765
Retailers – 0.3%
CVS Caremark Corp. 5.75% due 6/1/2017	225,000	211,830
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	150,000	151,813

		363,643

December 31, 2008	Principal Amount	Value

Software – 0.2%
Oracle Corp. Sr. Nt. 5.75% due 4/15/2018	$200,000	$209,194

		209,194
Technology – 0.4%
Cisco Systems, Inc. 5.50% due 2/22/2016	125,000	132,397
International Business Machines Corp. 5.70% due 9/14/2017	100,000	106,911
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	176,932

		416,240
Tobacco – 0.2%
Philip Morris International, Inc. Sr. Nt. 6.875% due 3/17/2014	200,000	210,178

		210,178
Transportation – 0.2%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	200,000	206,967

		206,967
Utilities – Electric – 1.3%
Alabama Power Co. 5.65% due 3/15/2035	300,000	277,386
Exelon Corp. 4.45% due 6/15/2010	200,000	193,075
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	194,618
Pacific Gas & Electric Co. 6.05% due 3/1/2034	100,000	106,206
Potomac Edison Co. 5.35% due 11/15/2014	300,000	261,447
Public Service Electric Gas Co. 5.125% due 9/1/2012	200,000	196,905
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	253,113

		1,482,750
Wireless Communications – 0.4%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	300,000	321,711
Vodafone Group PLC 6.15% due 2/27/2037	100,000	98,843

		420,554
Wireline Communications – 1.4%
AT&T, Inc. 6.30% due 1/15/2038	300,000	317,133
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	250,000	308,285
France Telecom S.A. 7.75% due 3/1/2011(1)	200,000	210,461
8.50% due 3/1/2031(1)	115,000	144,382
Telecom Italia Capital 5.25% due 10/1/2015	150,000	114,188

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Investment Quality Bond Fund (continued)

December 31, 2008	Principal Amount	Value

Wireline Communications – (continued)
Verizon Communications, Inc. 5.55% due 2/15/2016	$225,000	$219,829
6.40% due 2/15/2038	250,000	265,925

		1,580,203

Total Corporate Bonds (Cost $25,165,346)		23,186,046
Mortgage Pass-Through Securities – 27.8%
FHLMC 5.50% due 9/1/2034-12/1/2035	$2,726,339	$2,794,880
7.00% due 9/1/2038	687,273	713,554
FNMA 4.50% due 6/1/2038	1,600,000	1,624,295
5.00% due 4/1/2034-12/1/2038	11,973,239	12,239,843
5.50% due 4/1/2022-10/1/2038	6,837,303	7,018,782
5.75% due 12/1/2036(1)	790,183	808,662
6.00% due 8/1/2021-7/1/2037	2,230,678	2,303,467
6.198% due 8/1/2046(1)	726,080	742,188
6.50% due 1/1/2013-8/1/2038	2,374,670	2,468,924
7.00% due 2/1/2009-6/1/2032	272,584	287,229
7.50% due 5/1/2027-2/1/2031	209,591	222,145
8.00% due 6/1/2030-9/1/2030	77,281	82,083
GNMA 6.00% due 12/15/2033	195,645	202,460
6.50% due 4/15/2033	339,687	358,245

Total Mortgage Pass-Through Securities (Cost $30,952,133)		31,866,757

	Principal Amount	Value
Municipal Bonds – 2.1%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	$300,000	$303,669
Connecticut State Series F 5.00% due 12/1/2021	300,000	314,958
Gwinnett County Georgia School District General Obligation 5.00% due 2/1/2036	300,000	299,106
Massachusetts State General Obligation Consolidated Loan-Series A 5.00% due 8/1/2033	300,000	292,938
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series B 5.00% due 10/1/2038	300,000	297,681
Harvard University-Series A 5.50% due 11/15/2036	340,000	352,277
New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	300,000	307,503
New York State Environmental Facilities Corp. State Clean Water & Drinking Water Revenue Series D 5.00% due 9/15/2032	300,000	289,482

Total Municipal Bonds (Cost $2,406,245)		2,457,614

December 31, 2008	Principal Amount	Value

Non-U.S. Government Securities – 0.9%
Pemex Project Funding Master Trust 7.875% due 2/1/2009	$350,000	$350,334
Pemex Project Funding Master Trust 5.75% due 3/1/2018(2)	175,000	154,437
Petrobras International Finance Co. 5.875% due 3/1/2018	250,000	224,750
Quebec Province 4.60% due 5/26/2015	250,000	256,289
RAS Laffan Liquefied Natural Gas Co. Ltd. 3.437% due 9/15/2009(2)	118,800	111,989

Total Non-U.S. Government Securities (Cost $1,139,533)		1,097,799

	Principal Amount	Value
Taxable Municipal Securities – 0.2%
Oregon – 0.2%
Oregon School Board Association 4.759% due 6/30/2028	$200,000	$174,980

		174,980

Total Taxable Municipal Securities (Cost $200,000)		174,980

	Principal Amount	Value
U.S. Government Securities – 11.2%
U.S. Government Agency Securities – 3.5%
FHLB 5.125% due 7/17/2018	$2,590,000	$2,594,191
FHLMC 5.00% due 7/2/2018	1,418,000	1,418,438

		4,012,629
U.S. Treasury Bonds – 3.0%
U.S. Treasury Bonds 4.375% due 2/15/2038	2,543,000	3,406,031

		3,406,031
U.S. Treasury Notes – 4.7%
U.S. Treasury Notes 3.75% due 11/15/2018	4,770,000	5,399,783

		5,399,783

Total U.S. Government Securities (Cost $11,923,019)		12,818,443

	Principal Amount	Value
Repurchase Agreements – 0.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $736,000, due 1/2/2009, collateralized by FHLMC, 5.64%, due 8/21/2014, with a value of $750,750	$736,000	$736,000

Total Repurchase Agreements (Cost $736,000)		736,000

The accompanying notes are an integral part of these financial statements.

54	Call 800.766.3863

Total Investments — 99.9% (Cost $120,973,356)	$114,771,969

Other Assets, Net — 0.1%	90,754

Total Net Assets — 100.0%	$114,862,723

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $5,884,048, representing 5.1% of net assets of which $5,485,451 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	200,000	200,312	20

(5)	Security deemed illiquid by the investment adviser.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	114,771,969
Level 3 – Significant Unobservable Inputs	—

Total	$114,771,969

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Low Duration Bond Fund

December 31, 2008	Principal Amount	Value

Asset Backed Securities – 14.8%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$360,000	$357,612
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	271,837	223,924
Capital One Multi-Asset Execution Trust 2006-A2 A 4.85% due 11/15/2013	200,000	188,515
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	600,000	573,625
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	77,590	77,364
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	388,757	336,693
Chase Issuance Trust 2005-A10 A10 4.65% due 12/17/2012	430,000	410,948
2007-A15 A 4.96% due 9/17/2012	580,000	558,761
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	550,000	549,694
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	400,000	397,590
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	310,878	232,378
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	41,413	40,332
Detroit Edison Securitization Funding LLC 2001-1 A4 6.19% due 3/1/2013	205,113	209,608
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	370,000	360,867
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	400,000	374,426
Peco Energy Transition Trust 2000-A A4 7.65% due 3/1/2010	365,000	373,239
PSE&G Transition Funding LLC 2001-1 A5 6.45% due 3/15/2013	500,000	514,908
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	259,662	259,046
2002-RS4 AI5 6.163% due 8/25/2032(1)	28,784	17,469

December 31, 2008	Principal Amount	Value

Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023	$285,257	$281,758
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	217,460	216,926
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	278,011	273,624

Total Asset Backed Securities (Cost $7,092,614)		6,829,307

	Principal Amount	Value
Collateralized Mortgage Obligations – 5.7%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.148% due 7/25/2034(1)	$360,000	$349,259
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	222,491	194,234
FHLMC 2598 QC 4.50% due 6/15/2027	210,525	211,034
1534 Z 5.00% due 6/15/2023	173,132	175,014
20 H 5.50% due 10/25/2023	82,138	85,142
1650 J 6.50% due 6/15/2023	49,669	49,781
FNMA 2003-24 PU 3.50% due 11/25/2015	129,481	129,105
2003-63 GU 4.00% due 7/25/2033	52,764	52,944
2005-39 CL 5.00% due 12/25/2021	269,752	274,244
2003-13 ME 5.00% due 2/25/2026	8,991	8,974
2006-45 AC 5.50% due 6/25/2036	135,391	134,486
2002-52 PB 6.00% due 2/25/2032	386,971	395,845
GNMA 2002-93 NV 4.75% due 2/20/2032	29,216	29,321
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	375,872	293,063
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	169,323	115,034
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	136,296	92,596

The accompanying notes are an integral part of these financial statements.

56	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	$55,066	$38,271

Total Collateralized Mortgage Obligations (Cost $2,834,922)		2,628,347

	Principal Amount	Value
Commercial Mortgage Backed Securities – 8.2%
Bear Stearns Commercial Mortgage Securities 2003-T12 A2 3.88% due 8/13/2039	$282,365	$279,738
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	164,401	163,802
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	250,000	212,500
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	289,187	280,977
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	607,000	630,442
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	168,532	167,868
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	335,905	317,855
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	380,000	369,313
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C1 A1 3.053% due 1/15/2038	161,464	157,604
2002-C1 A2 4.914% due 7/12/2037	440,175	427,156
2001-C1 A3 5.857% due 10/12/2035	345,000	329,311
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	275,587	275,614
LB UBS Commercial Mortgage Trust 2003-C1 A2 3.323% due 3/15/2027	2,578	2,570
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	146,273	146,207

Total Commercial Mortgage Backed Securities (Cost $3,854,621)		3,760,957

December 31, 2008	Principal Amount	Value

Corporate Bonds – 18.2%
Aerospace & Defense – 0.5%
Raytheon Co. Sr. Nt. 4.85% due 1/15/2011	$240,000	$242,503

		242,503
Beverages – 0.8%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	375,000	372,156

		372,156
Diversified Financial Services – 1.3%
Citigroup, Inc. 4.25% due 7/29/2009	300,000	296,415
The Goldman Sachs Group, Inc. Sr. Nt. 4.50% due 6/15/2010	300,000	295,617

		592,032
Electric – 1.3%
Pacific Gas & Electric Co. 3.60% due 3/1/2009	300,000	299,167
PPL Electric Utilities Corp. Sr. Sec. Nt. 6.25% due 8/15/2009	300,000	301,728

		600,895
Environmental – 0.7%
Allied Waste North America, Inc. Sr. Sec. Nt. 6.50% due 11/15/2010	350,000	337,750

		337,750
Finance Companies – 1.0%
SLM Corp. 4.00% due 1/15/2009	150,000	149,315
Textron Financial Corp. 5.125% due 11/1/2010	350,000	313,963

		463,278
Financial – 0.6%
Merrill Lynch & Co., Inc. Sr. Nt. Ser. B 4.50% due 11/4/2010	300,000	293,174

		293,174
Financial - Banks – 0.8%
PNC Funding Corp. 4.50% due 3/10/2010	350,000	347,277

		347,277
Food & Beverage – 1.5%
Kraft Foods, Inc. Sr. Nt. 5.625% due 11/1/2011	350,000	357,626
Pepsi Bottling Holdings, Inc. 5.625% due 2/17/2009(2)	350,000	351,620

		709,246
Health Care-Services – 0.8%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	350,000	341,651

		341,651

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Low Duration Bond Fund (continued)

December 31, 2008	Principal Amount	Value

Household Products - Wares – 0.7%
Clorox Co. Sr. Nt. 4.20% due 1/15/2010	$325,000	$321,076

		321,076
Insurance – 1.0%
Metropolitan Life Global Funding I Sr. Sec. Nt. 4.50% due 5/5/2010(2)	120,000	115,120
Unum Group 5.859% due 5/15/2009	350,000	333,916

		449,036
Media - Cable – 2.3%
Comcast Corp. 5.45% due 11/15/2010	350,000	345,946
Cox Communications, Inc. 4.625% due 1/15/2010	350,000	338,666
Time Warner Cable, Inc. 5.40% due 7/2/2012	400,000	373,499

		1,058,111
Natural Gas - Distributors – 0.6%
ONEOK, Inc. 7.125% due 4/15/2011	290,000	280,716

		280,716
Oil & Gas – 1.5%
Anadarko Finance Co. Ser. B 6.75% due 5/1/2011	350,000	350,125
XTO Energy, Inc. 5.00% due 8/1/2010	350,000	344,820

		694,945
Retailers – 1.4%
CVS Caremark Corp. 4.00% due 9/15/2009	350,000	345,756
Safeway, Inc. 4.95% due 8/16/2010	300,000	296,772

		642,528
Savings & Loans – 0.6%
Wachovia Mortgage FSB Sr. Nt. 4.125% due 12/15/2009	300,000	293,453

		293,453
Telecommunications – 0.8%
AT&T, Inc. Sr. Nt. 4.125% due 9/15/2009	350,000	351,434

		351,434

Total Corporate Bonds (Cost $8,542,617)		8,391,261

December 31, 2008	Principal Amount	Value
Mortgage Pass-Through Securities – 1.3%
FHLMC 7.00% due 9/1/2038	$329,891	$342,506
FNMA 6.198% due 8/1/2046(1)	254,264	259,905

Total Mortgage Pass-Through Securities (Cost $600,193)		602,411

December 31, 2008	Principal Amount	Value

U.S. Government Securities – 47.1%
U.S. Government Agency Securities – 12.2%
FHLMC 4.00% due 12/15/2009	$1,380,000	$1,418,604
FNMA 3.875% due 2/15/2010	920,000	950,332
5.00% due 10/15/2011 - 2/16/2012	1,210,000	1,323,976
5.125% due 4/15/2011	1,800,000	1,947,028

		5,639,940
U.S. Treasury Notes – 34.9%
U.S. Treasury Notes
0.875% due 12/31/2010	1,620,000	1,623,545
1.125% due 12/15/2011	6,611,000	6,640,439
1.25% due 11/30/2010	6,076,000	6,141,256
1.75% due 11/15/2011	350,000	357,983
2.00% due 11/30/2013	1,286,000	1,319,356

		16,082,579

Total U.S. Government Securities (Cost $21,256,449)		21,722,519

	Principal Amount	Value
Non-U.S. Government Securities – 0.2%
RAS Laffan Liquefied Natural Gas Co. Ltd. 3.437% due 9/15/2009(2)	$89,100	$83,992

		83,992

Total Non-U.S. Government Securities (Cost $88,544)		83,992

	Principal Amount	Value
Repurchase Agreements – 5.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2008, maturity value of $2,353,001, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $2,404,238	$2,353,000	$2,353,000

Total Repurchase Agreements (Cost $2,353,000)		2,353,000

Total Investments – 100.6% (Cost $46,622,960)		46,371,794

Other Liabilities, Net – (0.6)%		(291,716)

Total Net Assets – 100.0%		$46,080,078

(1)	Variable Rate Security. The rate shown is the rate in effect at December 31, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $2,008,190, representing 4.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

58	Call 800.766.3863

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	46,371,794
Level 3 – Significant Unobservable Inputs	—

Total	$46,371,794

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS High Yield Bond Fund

December 31, 2008	Principal Amount	Value

Corporate Bonds – 92.3%
Advertising – 0.8%
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	$500,000	$361,250
RH Donnelley, Inc. 11.75% due 5/15/2015(1)	705,000	172,725

		533,975
Aerospace & Defense – 2.9%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	460,000	414,000
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	490,000	414,662
L-3 Communications Corp. Sr. Sub. Nt. 5.875% due 1/15/2015	180,000	162,000
6.375% due 10/15/2015	600,000	561,000
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018(1)	450,000	360,000

		1,911,662
Auto Parts & Equipment – 0.2%
Lear Corp. Ser. B 8.75% due 12/1/2016	480,000	139,200

		139,200
Automotive – 4.9%
Ford Motor Credit Co. Sr. Nt.
7.25% due 10/25/2011	1,400,000	1,022,713
8.00% due 12/15/2016	700,000	455,957
9.75% due 9/15/2010	538,000	430,397
9.875% due 8/10/2011	570,000	420,500
Ford Motor Credit Co. LLC Sr. Nt. 9.203% due 4/15/2009(2)	650,000	627,250
Goodyear Tire & Rubber Co. 6.318% due 12/1/2009(2)	140,000	127,400
Sr. Nt. 8.625% due 12/1/2011	91,000	75,530

		3,159,747
Beverages – 0.8%
Constellation Brands, Inc. Ser. B 8.125% due 1/15/2012	160,000	151,200
7.25% due 5/15/2017	360,000	340,200

		491,400
Biotechnology – 0.4%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 7.50% due 8/15/2013	300,000	266,250

		266,250
Building Materials – 1.6%
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	500,000	425,000

December 31, 2008	Principal Amount	Value

Building Materials (continued)
Texas Industries, Inc. Sr. Nt. 7.25% due 7/15/2013(1)	$760,000	$587,100

		1,012,100
Chemicals – 1.1%
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	398,000	366,160
Nalco Co. Sr. Sub. Nt. 8.875% due 11/15/2013	410,000	346,450

		712,610
Commercial Services – 0.8%
Iron Mountain, Inc. 6.625% due 1/1/2016	200,000	162,500
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	490,000	362,600

		525,100
Computers – 0.5%
Seagate Technology HDD Holdings 6.80% due 10/1/2016	580,000	301,600

		301,600
Construction Machinery – 0.8%
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	160,000	118,400
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	640,000	416,000

		534,400
Consumer Products – 0.4%
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	410,000	266,500

		266,500
Diversified Financial Services – 1.5%
Rainbow National Services LLC 8.75% due 9/1/2012(1)	930,000	837,000
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(1)	580,000	150,800

		987,800
Diversified Manufacturing – 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	90,000	63,000

		63,000
Electric – 9.7%
AES Corp. Sr. Nt. 8.00% due 10/15/2017	360,000	295,200
8.00% due 6/1/2020(1)	720,000	558,000
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	530,000	426,665

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Electric (continued)
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	$830,000	$572,700
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	350,000	304,500
Mirant Americas Generation, LLC Sr. Nt. 8.30% due 5/1/2011	180,000	174,600
Mirant North America LLC 7.375% due 12/31/2013	380,000	364,800
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	645,000	593,400
PSE&G Energy Holdings LLC Sr. Nt. 8.50% due 6/15/2011	480,000	452,456
Reliant Energy, Inc. Sr. Nt. 7.625% due 6/15/2014	360,000	298,800
7.875% due 6/15/2017	560,000	453,600
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	557,000	502,178
Texas Competitive Electric Holdings Co. LLC 10.50% due 11/1/2015(1)(3)	1,820,000	1,292,200

		6,289,099
Electrical Components & Equipment – 0.2%
Belden, Inc. Sr. Sub. Nt. 7.00% due 3/15/2017	175,000	131,250

		131,250
Electronics – 0.6%
Jabil Circuit, Inc. Sr. Nt. 8.25% due 3/15/2018	580,000	368,300

		368,300
Energy – 4.7%
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	865,000	173,000
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	85,000	49,300
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	550,000	346,500
Encore Acquisition Co. Sr. Sub. Nt. 7.25% due 12/1/2017	600,000	387,000
Hilcorp Energy I L.P. Sr. Nt. 7.75% due 11/1/2015(1)	165,000	116,325
9.00% due 6/1/2016(1)	200,000	143,000
OPTI Canada, Inc. Sr. Sec. Nt. 7.875% due 12/15/2014	200,000	102,000
8.25% due 12/15/2014	615,000	332,100

December 31, 2008	Principal Amount	Value

Energy (continued)
Peabody Energy Corp. 6.875% due 3/15/2013	$540,000	$511,650
Southwestern Energy Co. Sr. Nt. 7.50% due 2/1/2018(1)	720,000	630,000
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	400,000	282,000

		3,072,875
Energy - Refining – 0.2%
Petroplus Finance Ltd. Sr. Nt. 7.00% due 5/1/2017(1)	265,000	161,650

		161,650
Entertainment – 0.4%
Scientific Games Corp. 7.875% due 6/15/2016(1)	290,000	233,450

		233,450
Environmental – 0.5%
Allied Waste NA, Inc. Sr. Nt. 7.875% due 4/15/2013	335,000	318,250

		318,250
Food & Beverage – 3.1%
Aramark Corp. Sr. Nt. 6.693% due 2/1/2015(2)	135,000	101,925
8.50% due 2/1/2015	855,000	773,775
ASG Consolidated LLC Sr. Disc. Nt. 11.50% due 11/1/2011(3)	550,000	467,500
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	808,000	694,880

		2,038,080
Gaming – 2.6%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	200,000	126,000
7.125% due 2/1/2016	400,000	236,000
Buffalo Thunder Development Authority Sr. Sec. Nt. 9.375% due 12/15/2014(1)(4)	140,000	28,000
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	805,000	510,169
Sr. Sec. Nt. 13.00% due 11/15/2013(1)	340,000	323,850
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	186,000	159,960
Snoqualmie Entertainment Authority Sr. Nt. 9.125% due 2/1/2015(1)	545,000	337,900

		1,721,879

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS High Yield Bond Fund (continued)

December 31, 2008	Principal Amount	Value

Health Care – 9.1%
Alliance Imaging, Inc. Sr. Sub. Nt. 7.25% due 12/15/2012	$1,060,000	$901,000
Community Health Systems, Inc. 8.875% due 7/15/2015	930,000	855,600
DaVita, Inc. 7.25% due 3/15/2015	570,000	541,500
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	570,000	541,500
HCA, Inc. Sr. Nt. 6.75% due 7/15/2013	570,000	359,100
Sec. Nt. 9.125% due 11/15/2014	1,422,000	1,318,905
9.25% due 11/15/2016	1,130,000	1,036,775
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	550,000	341,000

		5,895,380
Home Construction – 1.9%
Centex Corp. Sr. Nt. 4.55% due 11/1/2010	380,000	315,400
D.R. Horton, Inc. 8.00% due 2/1/2009	200,000	198,500
The Ryland Group, Inc. 5.375% due 5/15/2012	290,000	211,700
Toll Corp. 8.25% due 2/1/2011	530,000	487,600

		1,213,200
Insurance – 0.5%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(1)	400,000	327,091

		327,091
Iron - Steel – 0.9%
Steel Dynamics, Inc. 7.375% due 11/1/2012	800,000	584,000

		584,000
Leisure Time – 0.8%
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	360,000	201,600
7.00% due 6/15/2013	540,000	307,800

		509,400
Lodging – 1.4%
Harrah’s Operating Co., Inc. 10.75% due 2/1/2016(1)	900,000	256,500
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	900,000	670,500

		927,000
Media - Cable – 6.4%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	510,000	453,900

December 31, 2008	Principal Amount	Value

Media - Cable (continued)
Charter Communication Holdings II LLC Sr. Nt. 10.25% due 9/15/2010	$580,000	$266,800
Charter Communications Operating LLC Sr. Sec. Nt. 8.00% due 4/30/2012(1)	372,000	305,040
10.875% due 9/15/2014(1)	140,000	112,000
Clear Channel Communications, Inc. Sr. Nt. 5.75% due 1/15/2013	610,000	88,450
CSC Holdings, Inc. Sr. Nt. Ser. B 7.625% due 4/1/2011	400,000	377,000
Sr. Nt. 8.50% due 6/15/2015(1)	450,000	396,000
DirecTV Holdings LLC Sr. Nt. 8.375% due 3/15/2013	805,000	800,975
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	661,000	446,175
Sinclair Television Group, Inc. 8.00% due 3/15/2012	830,000	624,575
Videotron Ltee. Sr. Nt. 9.125% due 4/15/2018(1)	290,000	269,700

		4,140,615
Media - NonCable – 2.9%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	1,120,000	739,200
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	725,000	674,250
6.625% due 10/1/2014	295,000	246,325
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	100,000	81,250
Idearc, Inc. Sr. Nt. 8.00% due 11/15/2016	430,000	32,250
Mediacom Broadband LLC Sr. Nt. 8.50% due 10/15/2015	150,000	97,687

		1,870,962
Metals & Mining – 1.7%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	175,000	148,750
8.375% due 4/1/2017	535,000	438,700
Terex Corp. Sr. Sub. Nt. 8.00% due 11/15/2017	580,000	493,000

		1,080,450

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

December 31, 2008	Principal Amount	Value

Natural Gas - Distributors – 1.1%
Amerigas Partners L.P. Sr. Nt. 7.125% due 5/20/2016	$600,000	$480,000
Ferrellgas Partners L.P. Sr. Nt. 6.75% due 5/1/2014(1)	380,000	262,200

		742,200
Natural Gas - Pipelines – 0.7%
El Paso Performance-Linked Tr. Sr. Nt. 7.75% due 7/15/2011(1)	200,000	173,150
MarkWest Energy Partners L.P. Sr. Nt. Ser. B 8.50% due 7/15/2016	400,000	255,000
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)(5)	760,000	26,600

		454,750
Oil & Gas – 4.0%
Atlas Energy Resources LLC Sr. Nt. 10.75% due 2/1/2018(1)	290,000	176,900
Chesapeake Energy Corp. 6.875% due 1/15/2016	360,000	288,000
7.50% due 9/15/2013	560,000	481,600
Sr. Nt. 7.625% due 7/15/2013	300,000	258,000
Comstock Resources, Inc. 6.875% due 3/1/2012	180,000	138,600
PetroHawk Energy Corp. Sr. Nt. 7.875% due 6/1/2015(1)	290,000	214,600
Plains Exploration & Production Co. 7.625% due 6/1/2018	360,000	246,600
Quicksilver Resources, Inc. 8.25% due 8/1/2015	570,000	361,950
Range Resources Corp. 7.25% due 5/1/2018	185,000	154,475
SandRidge Energy, Inc. Sr. Nt. 8.00% due 6/1/2018(1)	540,000	299,700

		2,620,425
Oil & Gas Services – 0.6%
Helix Energy Solutions Group, Inc. Sr. Nt. 9.50% due 1/15/2016(1)	360,000	190,800
Seitel, Inc. 9.75% due 2/15/2014	540,000	194,400

		385,200
Packaging – 1.5%
Crown Americas LLC 7.625% due 11/15/2013	180,000	178,200
7.75% due 11/15/2015	800,000	796,000

		974,200
Paper & Forest Products – 2.1%
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	1,022,000	705,180

December 31, 2008	Principal Amount	Value

Paper & Forest Products (continued)
Rock-Tenn Co. Sr. Nt. 8.20% due 8/15/2011	$360,000	$342,000
9.25% due 3/15/2016(1)	370,000	344,100

		1,391,280
Pipelines – 1.6%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018(1)	760,000	497,800
El Paso Corp. Sr. Nt. 7.00% due 6/15/2017	310,000	242,608
12.00% due 12/12/2013	320,000	313,600

		1,054,008
Retailers – 0.7%
Inergy LP/Inergy Finance Corp. 8.25% due 3/1/2016	600,000	468,000

		468,000
Services – 0.5%
NCO Group, Inc. Sr. Nt. 7.024% due 11/15/2013(2)	165,000	82,500
Sr. Sub. Nt. 11.875% due 11/15/2014	180,000	90,000
Travelport LLC Sr. Nt. 6.828% due 9/1/2014(2)	440,000	129,800

		302,300
Software – 0.2%
First Data Corp. 9.875% due 9/24/2015	180,000	108,900

		108,900
Supermarkets – 1.5%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	370,000	374,189
Supervalu, Inc. Sr. Nt. 7.50% due 11/15/2014	710,000	582,200

		956,389
Technology – 2.2%
Amkor Technologies, Inc. Sr. Nt. 7.75% due 5/15/2013	540,000	307,800
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	700,000	658,000
SunGard Data Systems, Inc. 9.125% due 8/15/2013	540,000	467,100

		1,432,900
Telecommunications – 4.2%
American Tower Corp. Sr. Nt. 7.00% due 10/15/2017(1)	720,000	640,800
Frontier Communications Corp. Sr. Nt. 6.25% due 1/15/2013	580,000	493,000

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS High Yield Bond Fund (continued)

December 31, 2008	Principal Amount	Value

Telecommunications (continued)
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014(1)	$380,000	$353,400
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	290,000	263,900
Intelsat Subsidiary Holding Co. Ltd. Sr. Nt. 8.50% due 1/15/2013(1)	900,000	832,500
Nortel Networks Ltd. Sr. Nt. 9.003% due 7/15/2011(2)(6)	270,000	67,500
10.75% due 7/15/2016(6)	160,000	42,400
10.75% due 7/15/2016(1)(6)	170,000	45,050

		2,738,550
Tobacco – 0.8%
Reynolds American, Inc. Sr. Sec. Nt. 7.25% due 6/1/2013	600,000	538,564

		538,564
Transportation – 0.7%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	440,000	290,400
Avis Budget Car Rental LLC Sr. Nt. 4.649% due 5/15/2014(2)	100,000	25,000
7.625% due 5/15/2014	100,000	29,000
7.75% due 5/15/2016	300,000	87,000

		431,400
Wireless Communications – 3.4%
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	310,000	270,087
iPCS, Inc. Sec. Nt. 6.443% due 5/1/2014(2)(7)	570,000	347,700
MetroPCS Wireless, Inc. 9.25% due 11/1/2014	600,000	537,000
Sprint Capital Corp. 6.90% due 5/1/2019	1,510,000	1,072,100

		2,226,887
Wireline Communications – 2.1%
Nordic Telephone Co. Holdings Sr. Nt. 8.875% due 5/1/2016(1)	200,000	140,000
Qwest Corp. Sr. Nt. 7.625% due 6/15/2015	500,000	410,000
7.875% due 9/1/2011	885,000	814,200

		1,364,200

Total Corporate Bonds (Cost $78,853,432)		59,978,428

	Principal Amount	Value
Repurchase Agreements – 5.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $3,549,002 due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $3,623,288	$3,549,000	$3,549,000

Total Repurchase Agreements (Cost $3,549,000)		3,549,000

Total Investments – 97.8% (Cost $82,402,432)		63,527,428

Other Assets, Net – 2.2%		1,458,056

Total Net Assets – 100.0%		$64,985,484

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2008, the aggregate market value of these securities amounted to $12,758,091, representing 19.6% of net assets of which $12,730,091 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable Rate Security. The rate shown is the rate in effect at December 31, 2008.
(3)	Step-up bond.
(4)	Security deemed illiquid by the investment adviser.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
SemGroup L.P.Sr. Nt.	8.75%	11/15/2015	760,000	758,200	26,600

(6)	Non-income producing security. Subsequent to December 31, 2008, the issuer filed for bankruptcy.
(7)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	63,527,428
Level 3 – Significant Unobservable Inputs	—

Total	$63,527,428

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

Schedule of Investments – RS Tax-Exempt Fund

December 31, 2008	Principal Amount	Value

Municipal Bonds – 101.7%
Alabama – 1.0%
Alabama 21st Century Auth. Tobacco Settlement Rev., 5.25% due 12/1/2009	$1,000,000	$1,004,500
5.75% due 12/1/2019	160,000	139,923

		1,144,423
Alaska – 1.3%
Northern Tobacco Securitization Corp. AK Asset Bkd. 5.80% due 6/1/2010(1)	1,300,000	1,372,995

		1,372,995
Arizona – 3.9%
AZ Wtr. Infrastructure Fin. Auth. Rev. Wtr Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,518,345
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2016(1) 5.00% due 7/1/2027	925,000 575,000	1,073,083 552,207
Phoenix, AZ G.O. Ser. B 5.375% due 7/1/2012(1)	1,000,000	1,068,140

		4,211,775
California – 6.1%
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,491,240
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Ser. 2003 A-1, 5.00% due 6/1/2012(1)	750,000	816,413
San Francisco Calif. Bay Area Rapid Tran Dist. 5.00% due 8/1/2023	1,500,000	1,550,640
Western Riverside Cnty. Calif. Regl Wastewater Auth. Rev. 1.10% due 4/1/2028(2)	2,750,000	2,750,000

		6,608,293
Colorado – 2.7%
North Metro Fire Rescue Dist. Colorado G.O., AMBAC insured 5.00% due 12/1/2027	1,000,000	998,740
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	1,895,000	1,940,423

		2,939,163
Connecticut – 1.4%
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,490,850

		1,490,850

December 31, 2008	Principal Amount	Value

Delaware – 1.1%
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2028	$1,250,000	$1,251,875

		1,251,875
Florida — 1.4%
Florida St. Dept. Trans. – Right of Way 5.375% due 7/1/2027	1,500,000	1,519,440

		1,519,440
Georgia – 4.2%
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2032	1,500,000	1,504,290
5.00% due 2/1/2036	1,500,000	1,497,735
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref- Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	1,500,000	1,511,340

		4,513,365
Illinois – 5.9%
Chicago Illinois Brd. of Ed. G.O. 6.25% due 3/1/2036(2)	3,500,000	3,500,000
Chicago Illinois G.O. Ser. A 5.25% due 1/1/2037	1,500,000	1,455,075
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ser. B 5.50% due 1/1/2033	1,500,000	1,480,320

		6,435,395
Kansas – 1.2%
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	1,300,000	1,357,772

		1,357,772
Kentucky – 1.8%
Kentucky Asset / Liability Commn. Agy. Fd. Rev. Proj. Nts. Fed. Hwy. Tr. First Ser., 5.25% due 9/1/2018	1,750,000	1,928,080

		1,928,080
Maryland – 4.5%
Baltimore Cnty. MD Met., Dist 71st Issue 5.00% due 2/1/2022	1,500,000	1,573,530
Maryland St. Dept. Transn. Cons. 5.00% due 2/15/2021	1,500,000	1,571,460
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,703,715

		4,848,705
Massachusetts – 7.5%
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. A, AMBAC insured 5.00% due 5/1/2026	950,000	897,474
Massachusetts St. G.O. Ser. D, 5.50% due 10/1/2020	1,000,000	1,116,460

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Schedule of Investments – RS Tax-Exempt Fund (continued)

December 31, 2008	Principal Amount	Value

Massachusetts (continued)
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B, 5.00% due 10/1/2038	$1,500,000	$1,490,685
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,555,350
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,490,820
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,609,860

		8,160,649
Minnesota – 2.8%
Minnesota St. G.O. 5.00% due 8/1/2022	1,500,000	1,570,170
Rochester, MN Waste Wtr. Ser. A G.O., 5.00% due 2/1/2026	1,500,000	1,524,270

		3,094,440
Missouri – 7.3%
Metropolitan St. Louis MO Swr. Dist. Wastewtr Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,556,040
Missouri St. Brd. Pub. Bldgs. St. Office Bldg. Spl. Oblig. 5.50% due 5/1/2016	1,500,000	1,583,010
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ctl. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,599,735
Missouri St. Hwys & Trans Commn St. Rd. Rev. 5.00% due 5/1/2025 5.25% due 5/1/2018	1,500,000 1,500,000	1,528,425 1,670,790

		7,938,000
New Jersey – 6.1%
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,503,405
New Jersey Garden St. Preservation Tr. Ser. A, FSA insured 5.50% due 11/1/2015	1,500,000	1,706,835
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E, 5.00% due 7/1/2033	1,500,000	1,497,885
Tobacco Settlement Fin. Corp. NJ Asset Bkd. Rev. 5.50% due 6/1/2012(1)	1,735,000	1,933,154

		6,641,279
New York – 12.3%
Metropolitan Trans. Auth. NY Rev. Ser. B, 5.00% due 11/15/2020	625,000	618,356
New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ser. C-1, 9.00% due 6/15/2018(2) Ser. F-1, 1.50% due 6/15/2033(2)	1,500,000 1,000,000	1,500,000 1,000,000
New York City Tr. Cultural Res. Rev. 5.00% due 4/1/2031	450,000	433,022

December 31, 2008	Principal Amount	Value

New York (continued)
New York G.O. Ser. L-4, 0.65% due 4/1/2038(2)	$750,000	$750,000
New York NY Ser. D1 5.125% due 12/1/2024	1,500,000	1,430,535
New York NY Ser. E 5.00% due 8/1/2015	1,500,000	1,603,740
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C, 5.00% due 7/1/2029	1,500,000	1,510,305
Personal Income Tax Rev. Ser. B, AMBAC insured 5.50% due 3/15/2020	1,500,000	1,636,170
New York State Thruway Auth. New York 5.25% due 3/15/2027	1,500,000	1,512,375
Triborough Brdg. & Tunl. Auth. NY Revs. 5.00% due 11/15/2033	1,500,000	1,420,290

		13,414,793
North Carolina – 4.5%
Mecklenburg Cnty. NC G.O. Ser. B 5.00% due 2/1/2018	1,500,000	1,697,175
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,522,545
Wake Cnty. NC G.O. 5.00% due 3/1/2018	1,500,000	1,666,185

		4,885,905
Ohio – 3.4%
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,490,715
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	1,000,000	1,072,340
Univ. of Cincinnati, OH Gen. Rcpts. Ser. A, FGIC insured 5.50% due 6/1/2011	1,050,000	1,128,341

		3,691,396
Oregon – 2.9%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,611,690
Oregon St. Dept. Trans. Hwy. User Tax Rev. Ser. A, 5.00% due 11/15/2028	1,500,000	1,504,740

		3,116,430
Pennsylvania – 1.5%
Pennsylvania St. G.O. Ser. A, 5.00% due 11/1/2019	1,500,000	1,615,095

		1,615,095
Puerto Rico – 0.4%
Puerto Rico Comwlth. Infrastructure Fing. Auth. Spl. Tax Rev. Ser. C, AMBAC insured 5.50% due 7/1/2025	500,000	418,565

		418,565

The accompanying notes are an integral part of these financial statements.

66	Call 800.766.3863

December 31, 2008	Principal Amount	Value

South Carolina – 2.8%
Charleston, SC Wtrwks. & Swr. Rev., 5.25% due 1/1/2018	$1,250,000	$1,304,513
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A, 5.50% due 1/1/2015	1,500,000	1,686,585

		2,991,098
Tennessee – 1.4%
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,494,720

		1,494,720
Texas – 7.1%
Bexar Cnty. Tex. G.O. Ctfs. Oblig., FSA Insured 5.25% due 6/15/2027	1,500,000	1,529,550
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,463,535
Spring Br. Tex. Indpt. Sch. Dist. 5.25% due 2/1/2034	1,500,000	1,506,795
Texas St. Series-2007 5.00% due 8/1/2019	1,500,000	1,619,175
University Tex. Univ. Revs. Ref-Fing Sys-Ser. D, 5.00% due 8/15/2021	1,500,000	1,563,870

		7,682,925
Virginia – 5.2%
Tobacco Settlement Fin. Corp. VA Asset Bkd., 5.50% due 6/1/2026(1)	1,500,000	1,638,135
Upper Occoquan Sew. Auth. Regl. Sew. Rev. Ref., FSA Insured 5.00% due 7/1/2025	1,500,000	1,516,545
Virginia St. Pub. Sch. Auth. Ser. B 5.00% due 8/1/2028 5.25% due 8/1/2033	1,500,000 1,000,000	1,511,295 1,011,210

		5,677,185

Total Municipal Bonds (Cost $109,956,906)		110,444,611

Total Investments – 101.7% (Cost $109,956,906)		110,444,611

Other Liabilities, Net – (1.7)%		(1,842,317)

Total Net Assets – 100.0%		$108,602,294

(1)	Pre-refunded.
(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2008.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	110,444,611
Level 3 – Significant Unobservable Inputs	—

Total	$110,444,611

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Schedule of Investments – RS Money Market Fund

December 31, 2008	Principal Amount	Value

Corporate Bonds – 1.7%
Diversified Financial Services – 0.7%
JPMorgan Chase & Co. 6.00% due 1/15/2009	$1,985,000	$1,987,016
6.00% due 2/15/2009	1,845,000	1,852,002

		3,839,018
Retailers – 1.0%
Wal-Mart Stores, Inc. 6.875% due 8/10/2009	5,000,000	5,118,739

		5,118,739

Total Corporate Bonds (Cost $8,957,757)		8,957,757

	Principal Amount	Value
U.S. Government Securities – 3.8%
U.S. Government Agency Securities – 3.8%
FHLB 2.25% due 2/13/2009	$10,000,000	$9,999,891
2.45% due 5/7/2009	5,000,000	5,000,000
FHLMC 5.00% due 6/11/2009	5,445,000	5,551,675

		20,551,566

Total U.S. Government Securities (Cost $20,551,566)		20,551,566

	Principal Amount	Value
Commercial Paper – 81.6%
Aerospace & Defense – 2.8%
General Dynamics Corp. 2.30% due 1/5/2009(1)	$10,000,000	$9,997,444
Rockwell Collins, Inc. 1.10% due 1/8/2009(1)	5,000,000	4,998,931

		14,996,375
Airport Development & Maintenance – 1.8%
Los Angeles Department of Airports 2.25% due 1/5/2009	10,000,000	9,997,500

		9,997,500
Automotive – 1.8%
Rockwell Automation, Inc. 0.55% due 1/5/2009(1)	10,000,000	9,999,389

		9,999,389
Chemicals – 3.7%
Air Products & Chemicals, Inc. 0.10% due 1/6/2009(1)	5,000,000	4,999,931
Ecolab, Inc. 1.60% due 2/5/2009(1)	5,000,000	4,992,222
Praxair, Inc. 0.40% due 2/2/2009	10,000,000	9,996,444

		19,988,597
Computers – 1.8%
Hewlett-Packard Co. 0.70% due 1/2/2009(1)	10,000,000	9,999,806

		9,999,806
Conglomerates – 1.8%
General Electric Capital Corp. 0.75% due 2/3/2009	10,000,000	9,993,125

		9,993,125

December 31, 2008	Principal Amount	Value

Diversified Manufacturing – 7.4%
3M Co. 1.70% due 1/14/2009(1)	$10,000,000	$9,993,861
Parker-Hannifin Corp. 1.10% due 1/6/2009(1)	10,000,000	9,998,472
Siemens Capital Co., LLC 0.15% due 1/9/2009(1)	10,000,000	9,999,667
0.30% due 3/9/2009(1)	10,000,000	9,994,417

		39,986,417
Education Revenue – 1.7%
Harvard Schools 0.45% due 1/7/2009	5,000,000	4,999,625
Yale University 2.45% due 1/9/2009	4,500,000	4,497,550

		9,497,175
Electric – 1.8%
Emerson Electric Co. 1.10% due 2/24/2009(1)	10,000,000	9,983,500

		9,983,500
Energy – 3.7%
ConocoPhillips 1.25% due 1/12/2009(1)	10,000,000	9,996,181
1.30% due 2/2/2009(1)	10,000,000	9,988,444

		19,984,625
Financial - Banks – 3.7%
Abbey National North America 0.15% due 1/13/2009	10,000,000	9,999,500
BNP Paribas Finance, Inc. 1.348% due 1/8/2009	10,000,000	9,997,379

		19,996,879
Food & Beverage – 11.0%
Campbell Soup Co. 0.05% due 2/2/2009(1)	5,000,000	4,999,778
1.15% due 1/8/2009(1)	5,000,000	4,998,882
Nestle Capital Corp. 0.05% due 1/21/2009(1)	10,000,000	9,999,722
1.14% due 1/26/2009(1)	10,000,000	9,992,083
Pepsico, Inc. 0.10% due 1/20/2009(1)	10,000,000	9,999,472
The Coca-Cola Co. 2.40% due 1/5/2009(1)	10,000,000	9,997,334
Unilever Capital Corp. 1.30% due 3/2/2009(1)	10,000,000	9,978,333

		59,965,604
Food & Staples Retaling – 3.7%
Walgreen Co. 1.10% due 1/22/2009(1)	10,000,000	9,993,583
1.25% due 1/5/2009(1)	10,000,000	9,998,611

		19,992,194
Household Products - Wares – 1.8%
Proctor & Gamble Co. 1.15% due 2/4/2009(1)	10,000,000	9,989,139

		9,989,139
Machinery – 7.4%
Caterpillar Financial Services Corp. 0.10% due 3/2/2009	10,000,000	9,998,333
1.10% due 1/8/2009	10,000,000	9,997,861
John Deere Bank S.A. 2.45% due 1/16/2009(1)	10,000,000	9,989,792
2.50% due 1/7/2009(1)	10,000,000	9,995,833

		39,981,819

The accompanying notes are an integral part of these financial statements.

68	Call 800.766.3863

December 31, 2008	Principal Amount	Value
Office - Business Equipment – 0.9%
Pitney Bowes, Inc. 0.95% due 2/17/2009(1)	$5,000,000	$4,993,799

		4,993,799
Oil & Gas Services – 1.8%
Northern Illinois Gas Co. 0.07% due 1/5/2009	10,000,000	9,999,922

		9,999,922
Pharmaceuticals – 9.2%
Abbot Laboratories 1.05% due 1/9/2009(1)	10,000,000	9,997,667
Johnson & Johnson 0.05% due 2/9/2009(1)	10,000,000	9,999,458
Medtronic, Inc. 1.20% due 2/2/2009(1)	10,000,000	9,989,333
Merck & Co., Inc. 0.10% due 2/9/2009	10,000,000	9,998,917
Novartis Finance Corp. 0.15% due 1/6/2009(1)	10,000,000	9,999,792

		49,985,167
Software – 1.8%
Microsoft Corp. 0.10% due 2/13/2009(1)	10,000,000	9,998,806

		9,998,806
Telecommunications – 2.8%
AT&T, Inc. 0.95% due 2/4/2009(1)	10,000,000	9,991,028
2.40% due 1/5/2009(1)	5,000,000	4,998,666

		14,989,694
Tobacco – 1.8%
Philip Morris International, Inc. 0.85% due 3/3/2009(1)	10,000,000	9,985,597

		9,985,597
Transportation – 3.7%
NetJets, Inc. 0.10% due 1/21/2009(1)	10,000,000	9,999,444
United Parcel Service, Inc. 0.40% due 1/2/2009(1)	10,000,000	9,999,889

		19,999,333
Utilities - Electric & Water – 3.7%
Florida Power & Light Co. 0.25% due 1/9/2009	10,000,000	9,999,445
National Rural Utilities Cooperative Finance Corp. 0.40% due 2/13/2009	10,000,000	9,995,222

		19,994,667

Total Commercial Paper (Cost $444,299,129)		444,299,129

	Principal Amount	Value

Repurchase Agreements – 12.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $69,018,038, due 1/2/2009, collateralized by FHLMC, 4.75%, due 11/17/2015, with a value of $70,400,138	$69,018,000	$69,018,000

Total Repurchase Agreements (Cost $69,018,000)		69,018,000

Total Investments – 99.8% (Cost $542,826,452)		542,826,452

Other Assets, Net – 0.2%		942,493

Total Net Assets – 100.0%		$543,768,945

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2008, the aggregate market value of these securities amounted to $324,828,306, representing 59.7% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Significant Other Observable Inputs	542,826,452
Level 3 – Significant Unobservable Inputs	—

Total	$542,826,452

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information

Statement of Assets and Liabilities As of December 31, 2008

	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$114,035,969	$44,018,794
Repurchase agreements	736,000	2,353,000
Cash and cash equivalents	381	951
Interest receivable	962,247	259,467
Receivable for fund shares subscribed	51,277	245,862
Prepaid expenses	3,762	1,156
Receivable for investments sold	—	—
Due from distributor	—	—
Total Assets	115,789,636	46,879,230
Liabilities
Payable for investments purchased	596,425	701,839
Payable for fund shares redeemed	147,647	11,696
Payable to adviser	48,121	16,953
Payable to distributor	30,650	25,096
Accrued transfer agent fees	42,568	13,012
Accrued shareholder reports expense	15,255	4,725
Distributions payable	11,777	2,425
Accrued custodian fees	11,015	6,830
Trustees’ deferred compensation	5,381	1,687
Accrued expenses/other liabilities	18,074	14,889
Total Liabilities	926,913	799,152
Total Net Assets	$114,862,723	$46,080,078
Net Assets Consist of:
Paid-in capital	$121,569,818	$46,492,652
Distributions in excess of net investment income	(104)	(32)
Accumulated undistributed net investment income	—	—
Accumulated net realized loss from investments	(505,604)	(161,376)
Net unrealized appreciation/(depreciation) on investments	(6,201,387)	(251,166)
Total Net Assets	$114,862,723	$46,080,078
Investments, at Cost	$120,973,356	$46,622,960
Pricing of Shares
Net Assets:
Class A	$88,117,507	$17,325,909
Class B	8,147,541	8,744,300
Class C	7,794,103	9,155,691
Class K	10,803,572	10,854,178
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	9,436,573	1,753,758
Class B	872,916	885,084
Class C	834,883	926,738
Class K	1,155,759	1,098,644
Net Asset Value Per Share:
Class A	$9.34	$9.88
Class B	9.33	9.88
Class C	9.34	9.88
Class K	9.35	9.88
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$9.70	$10.11

The accompanying notes are an integral part of these financial statements.

70	Call 800.766.3863

RS High Yield Bond	RS Tax-Exempt	RS Money Market

$59,978,428	$110,444,611	$473,808,452
3,549,000	—	69,018,000
676	414,154	570
1,506,172	1,279,670	407,392
37,578	96,138	1,305,878
2,164	3,201	15,987
20,000	—	—
—	—	8,163
65,094,018	112,237,774	544,564,442

—	2,970,645	—
7,357	516,694	289,021
30,805	44,557	207,258
5,351	29,830	—
20,529	20,548	57,504
8,629	13,006	154,172
4,712	18,172	688
9,759	3,248	9,947
3,545	4,736	21,380
17,847	14,044	55,527
108,534	3,635,480	795,497
$64,985,484	$108,602,294	$543,768,945

$104,671,433	$112,557,014	$543,781,785
(67)	(770)	—
—	—	39,433
(20,810,878)	(4,441,655)	(52,273)
(18,875,004)	487,705	—
$64,985,484	$108,602,294	$543,768,945
$82,402,432	$109,956,906	$542,826,452

$41,222,154	$96,557,168	$510,930,896
3,202,977	—	1,918,314
8,897,509	12,045,126	7,949,465
11,662,844	—	22,970,270

7,990,081	10,189,966	510,943,919
620,994	—	1,918,360
1,725,697	1,271,292	7,949,645
2,259,826	—	22,971,859

$5.16	$9.48	$1.00
5.16	—	1.00
5.16	9.47	1.00
5.16	—	1.00
3.75%	3.75%	NA
$5.36	$9.85	$—

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2008

	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$6,412,406	$1,695,181
Dividends	77	25
Total Investment Income	6,412,483	1,695,206
Expenses
Investment advisory fees	617,767	182,148
Distribution fees	470,096	273,059
Transfer agent fees	110,284	44,409
Custodian fees	66,381	37,832
Registration fees	52,905	48,639
Professional fees	38,864	27,464
Shareholder reports	26,114	30,096
Administrative service fees	21,297	6,917
Trustees’ fees and expenses	4,318	1,299
Insurance expense	3,963	1,246
Money Market Fund Guarantee Program participation fee (see Note 6)	—	—
Reverse repurchase agreement interest expense	2,591	—
Other expense	4,584	1,569
Total Expenses	1,419,164	654,678
Less: Fee waiver by distributor	(204,881)	(158,300)
Less: Custody credits	(1,530)	(651)
Total Expenses, Net	1,212,753	495,727
Net Investment Income	5,199,730	1,199,479
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	1,205,198	470,534
Net change in unrealized appreciation/(depreciation) on investments	(7,323,437)	(534,379)
Net Loss on Investments	(6,118,239)	(63,845)
Voluntary contribution by distributor for loss from investments (see Note 2b)	—	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(918,509)	$1,135,634

The accompanying notes are an integral part of these financial statements.

72	Call 800.766.3863

RS High Yield Bond	RS Tax-Exempt	RS Money Market

$6,954,356	$4,630,925	$13,023,951
23,374	71	320
6,977,730	4,630,996	13,024,271

455,863	546,586	2,312,095
372,613	360,500	1,428,502
69,886	76,500	209,401
53,615	34,391	75,274
52,182	28,844	52,777
32,580	36,708	90,822
23,351	22,117	231,144
13,110	18,582	85,752
2,309	3,569	17,496
2,965	3,601	15,135
—	—	51,392
—	—	—
3,302	4,299	18,798
1,081,776	1,135,697	4,588,588
(252,060)	(104,127)	(600,393)
(1,145)	(13,619)	(885)
828,571	1,017,951	3,987,310
6,149,159	3,613,045	9,036,961

(7,614,678)	(3,237,337)	(263,207)
(15,191,701)	(881,657)	902
(22,806,379)	(4,118,994)	(262,305)
—	—	224,014
$(16,657,220)	$(505,949)	$8,998,670

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Statement of Changes in Net Assets

	RS Investment Quality Bond		RS Low Duration Bond

	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$5,199,730	$5,068,718	$1,199,479	$1,377,173
Net realized gain/(loss) from investments	1,205,198	(123,852)	470,534	(108,145)
Net change in unrealized appreciation/(depreciation) on investments	(7,323,437)	1,387,600	(534,379)	475,714
Voluntary contribution by distributor for loss from investments (see Note 2b)	—	—	—	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	(918,509)	6,332,466	1,135,634	1,744,742
Distributions to Shareholders
Net investment income
Class A	(4,215,233)	(4,102,434)	(424,560)	(423,363)
Class B	(298,073)	(334,170)	(229,782)	(294,612)
Class C	(275,321)	(265,401)	(227,331)	(282,956)
Class K	(410,729)	(367,431)	(317,689)	(376,098)
Net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	—	—	—
Total Distributions	(5,199,356)	(5,069,436)	(1,199,362)	(1,377,029)
Capital Share Transactions
Proceeds from sales of shares	37,997,604	22,417,106	11,172,616	992,699
Reinvestment of distributions	5,150,177	4,929,949	1,176,997	1,372,747
Cost of shares redeemed	(42,012,463)	(22,845,894)	(3,571,121)	(916,428)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,135,318	4,501,161	8,778,492	1,449,018
Net Increase/(Decrease) in Net Assets	(4,982,547)	5,764,191	8,714,764	1,816,731
Net Assets
Beginning of year	119,845,270	114,081,079	37,365,314	35,548,583
End of year	$114,862,723	$119,845,270	$46,080,078	$37,365,314
Distributions in Excess of Net Investment Income Included in Net Assets	$(104)	$(478)	$(32)	$(149)
Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—	$—	$—
Other Information:
Shares
Sold	3,933,848	2,316,385	1,131,096	101,055
Reinvested	538,442	509,646	118,888	139,764
Redeemed	(4,411,743)	(2,364,261)	(362,287)	(93,302)
Net Increase	60,547	461,770	887,697	147,517

The accompanying notes are an integral part of these financial statements.

74	Call 800.766.3863

RS High Yield Bond		RS Tax-Exempt		RS Money Market

For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07

$6,149,159	$6,030,701	$3,613,045	$3,781,337	$9,036,961	$19,385,743
(7,614,678)	192,187	(3,237,337)	(1,204,315)	(263,207)	(7,575)
(15,191,701)	(5,580,988)	(881,657)	(1,068,061)	902	(902)
—	—	—	—	224,014	—
(16,657,220)	641,900	(505,949)	1,508,961	8,998,670	19,377,266

(3,803,535)	(3,662,192)	(3,306,334)	(3,447,155)	(8,675,334)	(18,594,034)
(504,364)	(621,511)	—	—	(22,406)	(98,824)
(783,007)	(754,189)	(306,364)	(334,618)	(89,806)	(246,281)
(1,057,968)	(993,161)	—	—	(221,569)	(440,838)

—	—	—	(276,534)	—	—
—	—	—	—	—	—
—	—	—	(33,542)	—	—
—	—	—	—	—	—
(6,148,874)	(6,031,053)	(3,612,698)	(4,091,849)	(9,009,115)	(19,379,977)

8,404,868	4,204,100	9,749,778	4,602,945	308,388,099	328,852,712
6,092,601	5,963,759	3,394,713	3,897,047	8,947,601	19,269,807
(9,994,460)	(5,572,105)	(7,534,506)	(3,445,566)	(256,081,207)	(293,591,389)
4,503,009	4,595,754	5,609,985	5,054,426	61,254,493	54,531,130
(18,303,085)	(793,399)	1,491,338	2,471,538	61,244,048	54,528,419

83,288,569	84,081,968	107,110,956	104,639,418	482,524,897	427,996,478
$64,985,484	$83,288,569	$108,602,294	$107,110,956	$543,768,945	$482,524,897
$(67)	$(352)	$(770)	$(1,117)	$—	$—
$—	$—	$—	$—	$39,433	$11,587

1,316,308	570,133	1,006,446	464,503	308,388,099	328,852,712
995,267	813,582	354,942	393,749	8,947,601	19,269,807
(1,569,908)	(759,045)	(793,095)	(347,579)	(256,081,207)	(293,591,389)
741,667	624,670	568,293	510,673	61,254,493	54,531,130

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Investment Quality Bond Fund (Class A)
Year Ended 12/31/08	$9.79	$0.42	$(0.45)	$(0.03)	$(0.42)	$—	$(0.42)
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—	(0.44)
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)	(0.45)
Year Ended 12/31/05	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	(0.46)
Year Ended 12/31/04	10.09	0.38	0.03	0.41	(0.38)	(0.10)	(0.48)
RS Investment Quality Bond Fund (Class B)
Year Ended 12/31/08	$9.79	$0.35	$(0.46)	$(0.11)	$(0.35)	$—	$(0.35)
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—	(0.37)
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year Ended 12/31/04	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
RS Investment Quality Bond Fund (Class C)
Year Ended 12/31/08	$9.79	$0.35	$(0.45)	$(0.10)	$(0.35)	$—	$(0.35)
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—	(0.37)
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year Ended 12/31/04	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
RS Investment Quality Bond Fund (Class K)
Year Ended 12/31/08	$9.80	$0.38	$(0.45)	$(0.07)	$(0.38)	$—	$(0.38)
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—	(0.40)
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)
Year Ended 12/31/05	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	(0.42)
Year Ended 12/31/04	10.10	0.34	0.03	0.37	(0.34)	(0.10)	(0.44)

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

76	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.34	(0.35)%	$88,118	0.85%	1.01%	4.34%	4.18%	172%
9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%
9.76	2.07%	99,230	0.85%	1.00%	3.83%	3.68%	189%
10.02	4.10%	105,131	0.85%	0.98%	3.74%	3.61%	233%

$9.33	(1.20)%	$8,148	1.60%	1.82%	3.59%	3.37%	172%
9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%
9.76	1.41%	13,925	1.60%	1.93%	3.08%	2.75%	189%
10.01	3.22%	16,685	1.60%	1.88%	2.99%	2.71%	233%

$9.34	(1.10)%	$7,794	1.60%	1.80%	3.60%	3.40%	172%
9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%
9.76	1.41%	10,008	1.60%	1.98%	3.08%	2.70%	189%
10.01	3.22%	11,422	1.60%	1.93%	2.99%	2.66%	233%

$9.35	(0.74)%	$10,804	1.25%	1.39%	3.95%	3.81%	172%
9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%
9.77	1.67%	9,251	1.25%	1.37%	3.43%	3.31%	189%
10.03	3.69%	11,004	1.25%	1.31%	3.34%	3.28%	233%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	77

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Low Duration Bond Fund (Class A)
Year Ended 12/31/08	$9.89	$0.34	$(0.01)	$0.33	$(0.34)	$—	$(0.34)
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)	—	(0.42)
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)	—	(0.37)
Year Ended 12/31/05	9.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)
Year Ended 12/31/04	10.02	0.23	(0.09)	0.14	(0.23)	—	(0.23)
RS Low Duration Bond Fund (Class B)
Year Ended 12/31/08	$9.89	$0.26	$(0.01)	$0.25	$(0.26)	$—	$(0.26)
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—	(0.34)
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year Ended 12/31/04	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
RS Low Duration Bond Fund (Class C)
Year Ended 12/31/08	$9.89	$0.26	$(0.01)	$0.25	$(0.26)	$—	$(0.26)
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—	(0.34)
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year Ended 12/31/04	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
RS Low Duration Bond Fund (Class K)
Year Ended 12/31/08	$9.89	$0.30	$(0.01)	$0.29	$(0.30)	$—	$(0.30)
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)	—	(0.38)
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)	—	(0.33)
Year Ended 12/31/05	9.93	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year Ended 12/31/04	10.02	0.19	(0.09)	0.10	(0.19)	—	(0.19)

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

78	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.88	3.35%	$17,326	0.80%	1.23%	3.37%	2.94%	127%
9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%
9.77	1.34%	9,316	0.80%	1.53%	2.95%	2.22%	122%
9.93	1.36%	9,487	0.80%	1.49%	2.25%	1.56%	68%

$9.88	2.58%	$8,744	1.55%	1.94%	2.65%	2.26%	127%
9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%
9.77	0.58%	8,317	1.55%	2.30%	2.20%	1.45%	122%
9.93	0.61%	8,695	1.55%	2.25%	1.51%	0.81%	68%

$9.88	2.58%	$9,156	1.55%	1.93%	2.65%	2.27%	127%
9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%
9.77	0.58%	7,730	1.55%	2.32%	2.20%	1.43%	122%
9.93	0.61%	7,817	1.55%	2.28%	1.51%	0.78%	68%

$9.88	2.94%	$10,854	1.20%	1.56%	3.00%	2.64%	127%
9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%
9.77	0.93%	8,428	1.20%	1.59%	2.56%	2.17%	122%
9.93	0.96%	7,718	1.20%	1.59%	1.86%	1.47%	68%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	79

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS High Yield Bond Fund (Class A)
Year Ended 12/31/08	$7.03	$0.52	$(1.87)	$(1.35)	$(0.52)	$—	$(0.52)
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—	(0.54)
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—	(0.51)
Year Ended 12/31/05	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year Ended 12/31/04	7.45	0.52	0.13	0.65	(0.52)	—	(0.52)
RS High Yield Bond Fund (Class B)
Year Ended 12/31/08	$7.02	$0.47	$(1.86)	$(1.39)	$(0.47)	$—	$(0.47)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended 12/31/05	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year Ended 12/31/04	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
RS High Yield Bond Fund (Class C)
Year Ended 12/31/08	$7.02	$0.47	$(1.86)	$(1.39)	$(0.47)	$—	$(0.47)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)
Year Ended 12/31/05	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year Ended 12/31/04	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
RS High Yield Bond Fund (Class K)
Year Ended 12/31/08	$7.03	$0.50	$(1.87)	$(1.37)	$(0.50)	$—	$(0.50)
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—	(0.51)
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)
Year Ended 12/31/05	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)
Year Ended 12/31/04	7.45	0.49	0.13	0.62	(0.49)	—	(0.49)

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

80	Call 800.766.3863

Redemption Fees		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$5.16	(20.10)%	$41,222	0.85%	1.18%	8.38%	8.05%	72%
—		7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
0.00	[3]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%
0.00	[3]	7.35	3.34%	48,246	0.85%	1.19%	6.38%	6.04%	89%
0.00	[3]	7.58	9.15%	57,250	0.85%	1.19%	7.00%	6.66%	95%

$—		$5.16	(20.60)%	$3,203	1.60%	1.97%	7.28%	6.91%	72%
—		7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
0.00	[3]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%
0.00	[3]	7.35	2.70%	9,874	1.60%	2.19%	5.63%	5.04%	89%
0.00	[3]	7.57	8.20%	10,013	1.60%	2.22%	6.30%	5.68%	95%

$—		$5.16	(20.58)%	$8,897	1.60%	1.93%	7.59%	7.26%	72%
—		7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
0.00	[3]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%
0.00	[3]	7.34	2.56%	10,463	1.60%	2.15%	5.63%	5.08%	89%
0.00	[3]	7.57	8.20%	10,110	1.60%	2.19%	6.29%	5.70%	95%

$—		$5.16	(20.42)%	$11,663	1.25%	1.57%	7.94%	7.62%	72%
—		7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
0.00	[3]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%
0.00	[3]	7.35	2.93%	11,772	1.25%	1.52%	5.98%	5.71%	89%
0.00	[3]	7.58	8.72%	10,734	1.25%	1.53%	6.64%	6.36%	95%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	81

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Tax-Exempt Fund (Class A)
Year Ended 12/31/08	$9.83	$0.33	$(0.35)	$(0.02)	$(0.33)	$—	$(0.33)
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)	(0.39)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)	(0.39)
Year Ended 12/31/05	10.19	0.36	0.05	0.41	(0.36)	(0.26)	(0.62)
Year Ended 12/31/04	10.31	0.36	0.08	0.44	(0.36)	(0.20)	(0.56)
RS Tax-Exempt Fund (Class C)
Year Ended 12/31/08	$9.83	$0.25	$(0.36)	$(0.11)	$(0.25)	$—	$(0.25)
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)	(0.32)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)	(0.31)
Year Ended 12/31/05	10.19	0.28	0.05	0.33	(0.28)	(0.26)	(0.54)
Year Ended 12/31/04	10.31	0.28	0.08	0.36	(0.28)	(0.20)	(0.48)

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

82	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.48	(0.23)%	$96,557	0.85%	0.96%	3.38%	3.27%	113%
9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%
10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%
9.98	4.02%	86,515	0.86%	0.96%	3.48%	3.38%	160%
10.19	4.38%	82,118	0.87%	0.96%	3.49%	3.40%	161%

$9.47	(1.08)%	$12,045	1.60%	1.73%	2.64%	2.51%	113%
9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%
10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%
9.98	3.24%	11,060	1.61%	1.94%	2.73%	2.40%	160%
10.19	3.60%	10,704	1.62%	1.95%	2.74%	2.41%	161%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	83

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Money Market Fund (Class A)
Year Ended 12/31/08	$1.000	$0.018	$—	$0.018	$(0.018)	$—	$(0.018)
Year Ended 12/31/07	1.000	0.044	—	0.044	(0.044)	—	(0.044)
Year Ended 12/31/06	1.000	0.042	—	0.042	(0.042)	—	(0.042)
Year Ended 12/31/05	1.000	0.024	—	0.024	(0.024)	—	(0.024)
Year Ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
RS Money Market Fund (Class B)
Year Ended 12/31/08	$1.000	$0.011	$—	$0.011	$(0.011)	$—	$(0.011)
Year Ended 12/31/07	1.000	0.036	—	0.036	(0.036)	—	(0.036)
Year Ended 12/31/06	1.000	0.034	—	0.034	(0.034)	—	(0.034)
Year Ended 12/31/05	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year Ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
RS Money Market Fund (Class C)
Year Ended 12/31/08	$1.000	$0.011	$—	$0.011	$(0.011)	$—	$(0.011)
Year Ended 12/31/07	1.000	0.036	—	0.036	(0.036)	—	(0.036)
Year Ended 12/31/06	1.000	0.034	—	0.034	(0.034)	—	(0.034)
Year Ended 12/31/05	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year Ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
RS Money Market Fund (Class K)
Year Ended 12/31/08	$1.000	$0.014	$—	$0.014	$(0.014)	$—	$(0.014)
Year Ended 12/31/07	1.000	0.040	—	0.040	(0.040)	—	(0.040)
Year Ended 12/31/06	1.000	0.038	—	0.038	(0.038)	—	(0.038)
Year Ended 12/31/05	1.000	0.020	—	0.020	(0.020)	—	(0.020)
Year Ended 12/31/04	1.000	0.005	—	0.005	(0.005)	—	(0.005)

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

84	Call 800.766.3863

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets

$1.000	1.82%[4]	$510,931	0.75%	0.86%	1.79%	1.68%
1.000	4.45%	458,233	0.84%	0.90%	4.36%	4.30%
1.000	4.26%	409,170	0.85%	0.92%	4.18%	4.11%
1.000	2.41%	396,012	0.85%	0.91%	2.37%	2.31%
1.000	0.57%	442,109	0.85%	0.89%	0.55%	0.51%

$1.000	1.08%[4]	$1,918	1.48%[5]	1.85%	1.12%[5]	0.75%
1.000	3.67%	2,542	1.59%	1.84%	3.62%	3.37%
1.000	3.48%	2,763	1.60%	1.87%	3.38%	3.11%
1.000	1.76%	5,030	1.47%	1.86%	1.68%	1.29%
1.000	0.57%	8,144	0.85%	1.84%	0.53%	(0.46)%

$1.000	1.08%[4]	$7,950	1.48%[5]	1.69%	1.09%[5]	0.88%
1.000	3.67%	8,456	1.59%	1.74%	3.60%	3.45%
1.000	3.48%	6,378	1.60%	1.71%	3.43%	3.32%
1.000	1.76%	6,233	1.47%	1.68%	1.69%	1.48%
1.000	0.57%	8,626	0.85%	1.65%	0.57%	(0.23)%

$1.000	1.42%[4]	$22,970	1.14%[5]	1.26%	1.32%[5]	1.20%
1.000	4.03%	13,294	1.23%	1.61%	3.94%	3.56%
1.000	3.84%	9,686	1.25%	1.35%	3.76%	3.66%
1.000	2.00%	10,083	1.25%	1.32%	1.96%	1.89%
1.000	0.47%	10,424	0.95%	1.25%	0.48%	0.18%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

[3]	Rounds to $0.00 per share.

[4]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[5]	Includes additional subsidies to maintain a minimum yield threshold.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS Money Market Fund offer Class A, B, C and K shares. RS Tax-Exempt Fund offers Class A and C shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price (with respect to all Funds other than RS Tax-Exempt Fund) or the mean between the bid and asked prices (with respect to RS Tax-Exempt Fund). Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

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The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security's placement within the hierarchy, the Trust separates the Funds' investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, sub-

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Notes to Financial Statements (continued)

sequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds' results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

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h. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, if any, monthly. Distributions of net realized capital gains, if any, from the Funds are declared and paid at least annually, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2008, the Funds did not borrow from the facility.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the aver-

age daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Bond Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%
RS High Yield Bond Fund	0.85%	1.60%	1.60%	1.25%
RS Tax-Exempt Fund	0.85%	—	1.60%	—
RS Money Market Fund*	0.80%	1.55%	1.55%	1.20%

*	Effective September 1, 2008, the expense limitation with respect to the Fund’s total annual fund operating expenses was lowered pursuant to a written agreement between RS Investments and the Trust in effect through August 31, 2009, to 0.65% for Class A, 1.40% for Class B, 1.40% for Class C, and 1.05% for Class K.

In addition to fees waived by GIS with respect to the expense limitation then in effect for RS Money Market Fund, GIS voluntarily waived distribution fees to maintain a minimum yield threshold for RS Money Market Fund during the year ended December 31, 2008.

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Notes to Financial Statements (continued)

Neither RS Investments nor GIS intends to recoup any reimbursed expenses or waived fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

b. Voluntary Contribution by Distributor During the year ended December 31, 2008, GIS voluntarily reimbursed RS Money Market Fund in the amount of $224,014 to offset the effect of realized investment losses. GIS received no shares of the Fund in exchange for this payment, which increased the net asset value of the Fund. GIS does not intend to recover the reimbursement from the Fund. This payment is shown in the accompanying Statement of Operations.

c. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of a Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. A Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee through December 31, 2008. Deferred amounts will remain in a Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

d. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Investment Quality Bond Fund
Class A	0.25%	$243,016
Class B	1.00%	83,012
Class C	1.00%	76,487
Class K	0.65%	67,581
RS Low Duration Bond Fund
Class A	0.25%	31,533
Class B	1.00%	86,659
Class C	1.00%	85,934
Class K	0.65%	68,933
RS High Yield Bond Fund
Class A	0.25%	113,509
Class B	1.00%	69,317
Class C	1.00%	103,188
Class K	0.65%	86,599
RS Tax-Exempt Fund
Class A	0.25%	244,232
Class C	1.00%	116,268
RS Money Market Fund
Class A	0.25%	1,216,966
Class B	1.00%	20,129
Class C	1.00%	82,602
Class K	0.65%	108,805

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

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Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2008, PAS received $2,377,317 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$12,392
RS Low Duration Bond Fund	3,772
RS High Yield Bond Fund	1,080
RS Tax-Exempt Fund	5,962
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$3,407
RS Low Duration Bond Fund	1,021
RS High Yield Bond Fund	1,277
RS Tax-Exempt Fund	6,958
RS Money Market Fund	5,541

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, was as follows:

Fund	Tax-Exempt		Ordinary Income		Long-Term Capital Gain
	2008	2007	2008	2007	2008	2007
RS Investment Quality Bond Fund	$—	$—	$5,199,356	$5,069,436	$—	$—
RS Low Duration Bond Fund	—	—	1,199,362	1,377,029	—	—
RS High Yield Bond Fund	—	—	6,148,874	6,031,053	—	—
RS Tax-Exempt Fund	3,587,767	3,779,306	24,931	119,601	—	192,942
RS Money Market Fund	—	—	9,009,115	19,379,977	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2008.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains
RS Investment Quality Bond Fund	$—	$14,616	$—
RS Low Duration Bond Fund	—	4,467	—
RS High Yield Bond Fund	—	22,197	—
RS Tax-Exempt Fund	5,034	—	—
RS Money Market Fund	—	66,284	—

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Notes to Financial Statements (continued)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2008.

	Expiring
Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$420,660	$49,025	$—	$469,685
RS Low Duration Bond Fund	—	—	—	—	—	125,016	36,360	—	161,376
RS High Yield Bond Fund	7,587,223	5,307,217	—	—	—	—	—	6,462,203	19,356,643
RS Tax-Exempt Fund	—	—	—	—	—	—	922,886	1,961,919	2,884,805
RS Money Market Fund	—	—	5,073	432	—	—	7,575	35,926	49,006

During the year ended December 31, 2008, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$1,138,141
RS Low Duration Bond Fund	398,749
RS High Yield Bond Fund	—
RS Tax-Exempt Fund	—
RS Money Market Fund	—

For RS High Yield Bond Fund $2,327,873 of capital loss carryovers expired in the year ended December 31, 2008.

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	—
RS High Yield Bond Fund	1,450,883
RS Tax-Exempt Fund	1,556,847
RS Money Market Fund	3,268

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$121,009,278	$(6,237,309)	$2,511,025	$(8,748,334)
RS Low Duration Bond Fund	46,622,960	(251,166)	521,648	(772,814)
RS High Yield Bond Fund	82,405,784	(18,878,356)	158,957	(19,037,313)
RS Tax-Exempt Fund	109,956,906	487,705	2,141,274	(1,653,569)
RS Money Market Fund	542,826,452	—	—	—

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

	RS Investment Quality Bond Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	3,465,024	$33,501,650	2,015,066	$19,497,717
Shares reinvested	435,552	4,166,665	411,163	3,977,144
Shares redeemed	(4,070,349)	(38,740,357)	(2,060,804)	(19,905,455)

Net increase/(decrease)	(169,773)	$(1,072,042)	365,425	$3,569,406
Class B
Shares sold	38,543	$362,510	25,398	$244,448
Shares reinvested	31,137	297,665	33,419	323,133
Shares redeemed	(95,764)	(927,819)	(108,151)	(1,045,713)

Net decrease	(26,084)	$(267,644)	(49,334)	$(478,132)
Class C
Shares sold	95,047	$916,741	18,578	$180,287
Shares reinvested	28,222	269,614	27,183	262,849
Shares redeemed	(33,467)	(317,965)	(9,406)	(90,730)

Net increase	89,802	$868,390	36,355	$352,406
Class K
Shares sold	335,234	$3,216,703	257,343	$2,494,654
Shares reinvested	43,531	416,233	37,881	366,823
Shares redeemed	(212,163)	(2,026,322)	(185,900)	(1,803,996)

Net increase	166,602	$1,606,614	109,324	$1,057,481
	RS Low Duration Bond Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	908,906	$8,976,640	44,735	$439,775
Shares reinvested	40,845	404,176	42,840	420,741
Shares redeemed	(239,044)	(2,354,661)	(40,870)	(401,905)

Net increase	710,707	$7,026,155	46,705	$458,611
Class B
Shares sold	23,895	$235,156	5,206	$51,047
Shares reinvested	23,159	229,357	29,912	293,799
Shares redeemed	(29,603)	(292,362)	(17,723)	(173,932)

Net increase	17,451	$172,151	17,395	$170,914
Class C
Shares sold	75,901	$750,553	452	$4,432
Shares reinvested	22,832	226,106	28,734	282,231
Shares redeemed	(9,855)	(97,275)	(2,766)	(27,092)

Net increase	88,878	$879,384	26,420	$259,571
Class K
Shares sold	122,394	$1,210,267	50,662	$497,445
Shares reinvested	32,052	317,358	38,278	375,976
Shares redeemed	(83,785)	(826,823)	(31,943)	(313,499)

Net increase	70,661	$700,802	56,997	$559,922

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Notes to Financial Statements (continued)

Transactions in Capital Shares (continued)

	RS High Yield Bond Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	1,062,628	$6,852,039	351,258	$2,591,574
Shares reinvested	615,995	3,755,030	491,881	3,606,881
Shares redeemed	(580,263)	(3,627,909)	(577,407)	(4,241,667)

Net increase	1,098,360	$6,979,160	265,732	$1,956,788
Class B
Shares sold	4,946	$33,409	57,366	$420,400
Shares reinvested	78,153	496,254	83,422	610,913
Shares redeemed	(780,785)	(5,070,717)	(83,182)	(610,064)

Net increase/ (decrease)	(697,686)	$(4,541,054)	57,606	$421,249
Class C
Shares sold	13,755	$79,928	1,271	$9,824
Shares reinvested	128,117	782,971	102,853	753,398
Shares redeemed	(22,096)	(135,765)	(2,551)	(18,674)

Net increase	119,776	$727,134	101,573	$744,548
Class K
Shares sold	234,979	$1,439,492	160,238	$1,182,302
Shares reinvested	173,002	1,058,346	135,426	992,567
Shares redeemed	(186,764)	(1,160,069)	(95,905)	(701,700)

Net increase	221,217	$1,337,769	199,759	$1,473,169
	RS Tax-Exempt Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	923,256	$8,961,821	455,850	$4,516,645
Shares reinvested	323,721	3,096,145	356,652	3,529,926
Shares redeemed	(772,531)	(7,339,385)	(344,747)	(3,417,134)

Net increase	474,446	$4,718,581	467,755	$4,629,437
Class C
Shares sold	83,190	$787,957	8,653	$86,300
Shares reinvested	31,221	298,568	37,097	367,121
Shares redeemed	(20,564)	(195,121)	(2,832)	(28,432)

Net increase	93,847	$891,404	42,918	$424,989

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	RS Money Market Fund
	For the Year Ended 12/31/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	279,991,370	$279,991,370	312,956,613	$312,956,613
Shares reinvested	8,618,855	8,618,855	18,494,205	18,494,205
Shares redeemed	(235,903,782)	(235,903,782)	(282,384,587)	(282,384,587)

Net increase	52,706,443	$52,706,443	49,066,231	$49,066,231
Class B
Shares sold	849,876	$849,876	972,249	$972,249
Shares reinvested	20,294	20,294	90,527	90,527
Shares redeemed	(1,494,160)	(1,494,160)	(1,283,306)	(1,283,306)

Net decrease	(623,990)	$(623,990)	(220,530)	$(220,530)
Class C
Shares sold	2,074,768	$2,074,768	2,031,323	$2,031,323
Shares reinvested	89,338	89,338	246,234	246,234
Shares redeemed	(2,670,179)	(2,670,179)	(200,282)	(200,282)

Net increase/(decrease)	(506,073)	$(506,073)	2,077,275	$2,077,275
Class K
Shares sold	25,472,085	$25,472,085	12,892,527	$12,892,527
Shares reinvested	219,114	219,114	438,841	438,841
Shares redeemed	(16,013,086)	(16,013,086)	(9,723,214)	(9,723,214)

Net increase	9,678,113	$9,678,113	3,608,154	$3,608,154

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2008, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Investments	U.S. Government Agency Obligations	Investments	U.S. Government Agency Obligations
RS Investment Quality Bond Fund	$34,071,961	$181,253,148	$15,443,111	$189,028,891
RS Low Duration Bond Fund	12,175,183	50,436,994	7,666,440	42,732,336
RS High Yield Bond Fund	55,218,094	—	50,530,453	—
RS Tax-Exempt Fund	129,809,687	—	122,090,603	—

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to

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Notes to Financial Statements (continued)

developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

e. Reverse Repurchase Agreements RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When a

Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Funds may be unable to deliver the securities when the Funds seek to repurchase them. Reverse repurchase agreements may increase fluctuations in the Funds’ net asset value and may be viewed as a form of leverage.

f. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Fund’s Board of Trustees. See the table below for restricted securities held at December 31, 2008.

Fund	Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund's Net Assets
RS Investment Quality Bond Fund	PPF Funding, Inc.	$200,000	$199,964	$151,599	4/4/07	0.13%
	Symetra Financial Corp.	300,000	298,671	246,998	3/23/06	0.22%
RS High Yield Bond Fund	Buffalo Thunder Development Authority	140,000	140,000	28,000	12/8/06	0.04%

g. Dollar Rolls RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into dollar rolls (principally using to-be- announced securities, “TBAs”) in which the Funds sell mortgage-related securities for delivery in the current month and simultaneously contract to purchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive principal and interest payments on the securities sold. RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High

Yield Bond Fund are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by a Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the net asset values of a Fund and may be viewed as a form of leverage.

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h. Below Investment Grade Securities RS High Yield Bond Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Trust approved the participation by RS Money Market Fund in the initial term of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008. Under the Program, if the Fund’s market value per share fell below $0.995 on any day the Program was in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008, could be eligible to receive a payment from the Treasury upon liquidation of the Fund. The cost to participate in the initial term of the Program, equal to 0.01% based on the number of shares outstanding as of the execution date was reimbursed by GIS. The Program was subsequently extended through April 30, 2009 and RS Money Market Fund elected not to participate beyond the initial term.

Note 7 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

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Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2008, 99.31% are designated as exempt interest dividends for federal tax purposes.

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 22 series of RS Investment Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, RS Technology Fund, RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS Equity Dividend Fund (the “RS-Managed Funds”); RS Large Cap Value Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value Fund; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

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The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization show-

ing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fee for RS Smaller Company Growth Fund appeared to be higher in relation to its peer funds than the other Funds; in the course of their discussions with the Trustees, representatives of RS Investments noted that, in light of those expenses and other factors, RS Investments would likely consider strategic alternatives for that Fund in the coming year.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments informed the Trustees that RS Investments would lower the expense limitation with respect to both the RS S&P 500 Index Fund and the RS Money Market Fund, thereby improving those Funds’ comparative advisory fee and total operating expense levels in comparison with their peers. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

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Supplemental Information (unaudited) (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the variable versions of the Funds had been less profitable generally than the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees discussed specifically with RS Investments and among themselves the advisability of implementing advisory fee breakpoints for three of the largest Funds and, after discussions with management, determined that, although it may be appropriate to implement breakpoints in the future for those Funds, such a step did not appear warranted at the time, in light of, among other things, the performance of the Funds, current and anticipated market conditions, and other factors.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities

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trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Smaller Company Growth Fund, and RS High Yield Bond Fund had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond Fund had experienced a significant portfolio manager change, and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Smaller Company Growth Fund.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

•	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

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Supplemental Information (unaudited) (continued)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

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388 Market Street  San Francisco  CA  94111

www.RSinvestments.com	800-766-3863

EB-015098 (12/08)    AR913_FI

08	ANNUAL REPORT

International Funds

RS International Growth Fund

RS Emerging Markets Fund

12.31.08

Class A, B, C and K Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholder,

As we enter 2009, I wanted to provide our thoughts on the market, the economy and how we’re positioned for eventual recovery.

While we’ve experienced several recessions throughout our long careers, this one certainly feels worse than the rest. Several indicators point to the fact that this recession will last longer and be deeper than others in recent history.

We are encouraged by the government’s inclination to take meaningful action to restore economic stability. Even with their actions, real recovery is likely to take time. While the overall health of the economy is an important input to our research, it’s one input of many. Our focus remains on individual company fundamentals and we are closely tracking how the management teams of the companies in our portfolios are responding to the downturn and, ultimately, how they are positioning their businesses to generate long-term returns.

Historically, the Market has been a Leading Indicator of Recessions and Recoveries

The stock market has historically been an accurate and leading indicator of economic change. Once again, entering this recession, the market proved its predictive capabilities. As you may recall, the stock market first wobbled in anticipation of credit troubles well over a year ago, in July 2007. As we bumped along through the ensuing year and the market continued to decline, it became more evident that a recession was imminent or underway already.

In October 2008, the S&P 500 Index® lost 16.79% of its value, marking one of the worst months in the history of the Index. On November 28, 2008, the National Bureau of Economic Research (NBER) confirmed what the market already knew: the US economy officially entered into a recession in late 2007.

The economy has experienced 11 recessions since 1945. In each of these periods, the market declined in advance of, and in sympathy with, a weakening economy. It’s important to note that in the midst of

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CEO’s Letter (continued)

each recession, when the economic mood was at its bleakest, the market recovered in anticipation of improving results. There was no official proclamation that the recession was over; the returns came in fits and starts and, ultimately, accrued to long-term gains. Such is the nature of the market and it should serve as a reminder to us that maintaining a long-term perspective is more critical now than ever.

Fundamentals Will Lead the Way

We cannot tell you when the market and economy will recover. We can tell you, however, that recovery will be led by individual companies whose fundamentals are already strong and/or improving. That’s where research becomes critically important. Our funds are managed by five distinct investment management and research teams, each of them deeply staffed with experienced investment professionals. On average, each team member relies on more than 14 years’ investment experience and has managed through several recessions and recoveries.

Our teams are actively engaged with the companies in which we invest and they continue to scour the landscape for stable, well-capitalized and innovative companies with improving fundamentals and prospects for growth. There are companies who will emerge from this current difficulty with improved competitive positions. We expect that these companies will lead the market into recovery and we seek to own them in our portfolios.

Maintain a Long-Term View

As asset managers, the most important thing we can do is to stay true to our long-established investment processes. For individual investors, if you’re invested in the market and continue to have the benefit of an extended time horizon, it’s important to stay committed to your long-term plan.

Invest with a Committed Partner: RS Investments

Through this downturn, and in the eventual recovery, you can be assured that every member of our invest-

ment teams continues to diligently work on your behalf. Here are some reasons why we believe RS funds, and our shareholders, are well-positioned for long-term success.

RS Performance: Despite a challenging market environment, our funds’ long-term track records remain strong. I encourage you to review some of the highly ranked funds on pages 4 and 5 of this report. These rankings serve as validation of the strength of our teams and long-term investment approach across value, core, growth, international, and fixed income funds.

RS Research: Our long history and experience reminds us that capital markets are resilient and, eventually, excesses — both on the upside and downside — are purged from the system. We believe strongly in the power of fundamental research. Never before has diligent research served as a more useful tool for managing risk and identifying opportunity.

RS Expertise: Our investment strategies are led by dedicated value, core, growth, international, and fixed income teams. These teams bring hundreds of years of collective investment experience among them. Our clients benefit from this expertise and, with the RS fund family, can diversify and position their portfolios for many risk tolerances and market climates.

RS Commitment: After more than 22 years in business, we remain committed to serving our shareholders and earning your trust every day. Our investments in world-class investment compliance and operational systems and service capabilities help us provide you with transparency into what we do on your behalf. We have the financial strength and backing of a 148-year-old mutual insurance company, Guardian Life Insurance Company of America, as a majority owner of our firm. Shareholders of our funds can take comfort in our commitment and ability to be here — as partners — to serve your investment needs long into the future.

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Looking Ahead

We believe that our portfolios are well-positioned for an eventual recovery. As conditions improve, and we believe they will, we will continue to patiently build positions in companies that we believe have solid management teams, superior margins and capital positions, and proven competitive advantages when valuations provide us with adequate downside protection.

We value our role as stewards of your investments and thank you for your business.

Sincerely,

Terry R. Otton

Chief Executive Officer

www.RSinvestments.com	3

Highlights

RS Funds Provides Specialized Expertise Across Investment Disciplines

The RS Investments Difference: > Distinct and specialized investment teams > Highly experienced investment professionals > Aligned with Shareholders

RS Fund Highlights

The following RS Funds (Class A Shares) delivered strong performance relative to their peers based on total return, according to Lipper1 Analytical Services as of 12/31/08.

■	RS Tax-Exempt Fund earned the #1 ranking for the ten-year period.	#1 out of 146 for the ten-year period: General Municipal Debt category. This Fund ranked 16 out of 228, 14 out of 208, 2 out of 199, for the one-, three-, and five-year periods respectively.

■	RS Large Cap Alpha Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#6 out of 720 for the three-year period: Large Cap Core category. This Fund ranked 36 out of 851, 21 out of 606,198 out of 344, for the one-, five-, and ten-year periods respectively.

■	RS Low Duration Bond Fund earned a top-decile ranking for the one-, three-, and five-year periods.	#12 out of 213 for the three-year period: Short Investment Grade Debt category. This Fund ranked 17 out of 260,13 out of 178, for the one- and five-year periods respectively.

■	RS Value Fund earned a top-decile ranking for the ten-year period.	#6 out of 73 for the ten-year period: Mid Cap Value category. This Fund ranked 251 out of 353,181 out of 285, 54 out of 212, for the one-, three-, and five-year periods respectively.

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

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More RS Fund Highlights — Lipper and Morningstar2

The following RS Funds (Class A Shares) earned high quartile rankings relative to their Lipper peers (based on total return) from Lipper Analytical Services, and Morningstar ratings (based on risk-adjusted returns) from Morningstar, as of 12/31/08.

	Lipper Ranking					Morningstar Rating™
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« ««« (out of 423 funds)	« «« (out of 423 funds)	« ««« (out of 337 funds)	« «««« (out of 163 funds)	Mid-Cap Blend Category
	3rd 251/353	3rd 181/285	2nd 54/212	1st 6/73	including the effect of sales charges, loads, and redemption fees	«««« (out of 423 funds)	«« (out of 423 funds)	««« (out of 337 funds)	««««« (out of 163 funds)

RS Global Natural Resources Fund	Lipper Category: Global Natural Resources				without sales charge	« ««« (out of 154 funds)	« «« (out of 154 funds)	« ««« (out of 110 funds)	« «««« (out of 70 funds)	Specialty-Natural Resources Category
	2nd 26/97	3rd 43/65	3rd 25/47	2nd 9/30	including the effect of sales charges, loads, and redemption fees	«««« (out of 154 funds)	««« (out of 154 funds)	««« (out of 110 funds)	«««« (out of 70 funds)
RS Core Funds

RS Large Cap Alpha Fund	Lipper Category: Large Cap Core				without sales charge	« ««« (out of 1,748 funds)	« «««« (out of 1,748 funds)	« «««« (out of 1,365 funds)	« « (out of 683 funds)	Large Blend Category
	1st 36/851	1st 6/720	1st 21/606	3rd 198/344	including the effect of sales charges, loads, and redemption fees	«««« (out of 1,748 funds)	««««« (out of 1,748 funds)	««««« (out of 1,365 funds)	«« (out of 683 funds)
RS Growth Funds

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 238 funds)	« « (out of 238 funds)	« « (out of 216 funds)	« «« (out of 74 funds)	Specialty-Technology Category
	3rd 71/95	3rd 63/90	3rd 51/81	1st 6/23	including the effect of sales charges, loads, and redemption fees	««« (out of 238 funds)	«« (out of 238 funds)	«« (out of 216 funds)	««« (out of 74 funds)
RS International Funds

RS International Growth Fund	Lipper Category: International Large Cap Growth				without sales charge	« «« (out of 209 funds)	« «« (out of 209 funds)	« «« (out of 164 funds)	« « (out of 80 funds)	Foreign Large Growth Category
	2nd 40/103	2nd 39/86	2nd 24/72	3rd 29/41	including the effect of sales charges, loads, and redemption fees	««« (out of 209 funds)	««« (out of 209 funds)	««« (out of 164 funds)	«« (out of 80 funds)

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 233 funds)	« «« (out of 233 funds)	« ««« (out of 192 funds)	« ««« (out of 111 funds)	Diversified Emerging Markets Category
	3rd 181/303	2nd 58/213	1st 30/175	1st 23/99	including the effect of sales charges, loads, and redemption fees	««« (out of 233 funds)	««« (out of 233 funds)	««« (out of 192 funds)	««« (out of 111 funds)
RS Fixed Income Funds

RS Investment Quality Bond Fund	Lipper Category: Intermediate Investment Grade Debt				without sales charge	« «« (out of 991 funds)	« «« (out of 991 funds)	« «« (out of 857 funds)	« «« (out of 458 funds)	Intermediate- Term Bond Category
	2nd 210/571	2nd 172/467	2nd 125/394	2nd 61/199	including the effect of sales charges, loads, and redemption fees	««« (out of 991 funds)	««« (out of 991 funds)	««« (out of 857 funds)	««« (out of 458 funds)

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 375 funds)	« ««« (out of 375 funds)	« ««« (out of 318 funds)	N/A	Short-Term Bond Category
	1st 17/260	1st 12/213	1st 13/178	N/A	including the effect of sales charges, loads, and redemption fees	«««« (out of 375 funds)	«««« (out of 375 funds)	«««« (out of 318 funds)	N/A

RS High Yield Bond Fund	Lipper Category: High Current Yield				without sales charge	« ««« (out of 479 funds)	« ««« (out of 479 funds)	« ««« (out of 405 funds)	« «« (out of 253 funds)	High Yield Bond Category
	1st 66/466	1st 80/396	1st 66/334	3rd 108/201	including the effect of sales charges, loads, and redemption fees	««« (out of 479 funds)	««« (out of 479 funds)	««« (out of 405 funds)	««« (out of 253 funds)

RS Tax-Exempt Fund	Lipper Category: General Municipal Debt				without sales charge	« «««« (out of 250 funds)	« «««« (out of 250 funds)	« «««« (out of 241 funds)	« «««« (out of 206 funds)	Muni National Long Category
	1st 16/228	1st 14/208	1st 2/199	1st 1/146	including the effect of sales charges, loads, and redemption fees	«««« (out of 250 funds)	«««« (out of 250 funds)	«««« (out of 241 funds)	«««« (out of 206 funds)

Performance quoted represents past performance and does not guarantee future results.

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Performance Update

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-38.63%	-13.08%	-0.63%	9.96%	9.26%
with maximum sales charge			-41.55%	-14.48%	-1.59%	9.43%	8.86%
Class K	RSPKX	10/13/06
without sales charge			-38.84%	—	—	—	-19.78%
Class Y	RSPYX	05/01/07
without sales charge			-38.52%	—	—	—	-30.14%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-41.73%	-11.06%	0.32%	9.12%	4.26%
with maximum sales charge			-44.50%	-12.48%	-0.65%	8.59%	3.94%
Class C	RVACX	05/01/07
without sales charge			-42.13%	—	—	—	-30.57%
with sales charge			-42.70%	—	—	—	-30.57%
Class K	RSVKX	12/04/06
without sales charge			-41.96%	—	—	—	-21.85%
Class Y	RSVYX	05/01/07
without sales charge			-41.50%	—	—	—	-29.84%

[1]

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 118 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-49.50%	-16.15%	—	—	-14.39%
with maximum sales charge			-51.91%	-17.50%	—	—	-15.71%
Class C	RIVCX	07/24/07
without sales charge			-48.80%	—	—	—	-40.54%
with maximum sales charge			-49.24%	—	—	—	-40.54%
Class K	RSIKX	01/03/07
without sales charge			-50.25%	—	—	—	-29.94%
Class Y	RSIYX	05/01/07
without sales charge			-49.52%	—	—	—	-36.40%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			-46.76%	-8.73%	7.76%	14.12%	8.47%
with maximum sales charge			-49.29%	-10.20%	6.72%	13.57%	8.07%
Class C	RGNCX	05/01/07
without sales charge			-47.22%	—	—	—	-25.90%
with sales charge			-47.74%	—	—	—	-25.90%
Class K	RSNKX	12/04/06
without sales charge			-47.01%	—	—	—	-17.97%
Class Y	RSNYX	05/01/07
without sales charge			-46.57%	—	—	—	-25.00%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-40.34%	-11.08%	-2.71%	—	2.33%
with maximum sales charge			-43.16%	-12.51%	-3.65%	—	1.49%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-40.84%	-11.76%	-3.45%	—	1.56%
with sales charge			-42.39%	-12.18%	-3.56%	—	1.46%
Class C	RLCCX	02/03/03
without sales charge			-40.79%	-11.74%	-3.43%	—	1.58%
with sales charge			-41.31%	-11.74%	-3.43%	—	1.58%
Class K	RLCKX	02/03/03
without sales charge			-40.50%	-11.33%	-2.99%	—	2.05%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-35.67%	-7.62%	-2.01%	3.09%	4.77%
with maximum sales charge			-38.72%	-9.11%	-2.96%	2.59%	4.33%
Class B	GUCBX	05/06/97
without sales charge			-36.26%	-8.53%	-2.97%	2.12%	3.51%
with sales charge			-38.15%	-8.93%	-3.06%	2.12%	3.51%
Class C	RSCCX	08/07/00
without sales charge			-36.23%	-8.41%	-2.91%	—	-2.61%
with sales charge			-36.86%	-8.41%	-2.91%	—	-2.61%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-35.90%	-7.95%	-2.35%	—	0.60%
Class Y	RSCYX	05/01/07
without sales charge			-35.50%	—	—	—	-24.77%
RS Large Cap Alpha Fund Class A	GPAFX	06/01/72
without sales charge			-29.29%	-1.75%	0.81%	-1.97%	11.50%
with maximum sales charge			-32.65%	-3.33%	-0.17%	-2.45%	11.35%
Class B	GUPBX	05/01/96
without sales charge			-29.84%	-2.62%	-0.13%	-2.88%	2.72%
with sales charge			-31.95%	-3.28%	-0.33%	-2.88%	2.72%
Class C	RCOCX	08/07/00
without sales charge			-29.84%	-2.59%	-0.18%	—	-6.76%
with sales charge			-30.54%	-2.59%	-0.18%	—	-6.76%
Class K	RCEKX	05/15/01
without sales charge			-29.52%	-2.11%	0.45%	—	-2.12%
Class Y	RCEYX	05/01/07
without sales charge			-29.13%	—	—	—	-15.65%
RS Equity Dividend Fund Class A	REDAX	07/31/07
without sales charge			-40.27%	—	—	—	-32.60%
with maximum sales charge			-43.12%	—	—	—	-34.88%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Large Cap Alpha Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C	REDCX	07/31/07
without sales charge			-40.52%	—	—	—	-32.92%
with sales charge			-41.11%	—	—	—	-32.92%
Class K	REDKX	07/31/07
without sales charge			-40.32%	—	—	—	-32.65%
Class Y	REDYX	07/31/07
without sales charge			-40.06%	—	—	—	-32.30%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-37.25%	-8.80%	-2.67%	—	-4.43%
with maximum sales charge			-39.13%	-9.71%	-3.27%	—	-4.77%
Class B	RSPBX	08/07/00
without sales charge			-37.62%	-9.48%	-3.38%	—	-5.18%
with sales charge			-39.49%	-10.08%	-3.57%	—	-5.18%
Class C	RSAPX	08/07/00
without sales charge			-37.63%	-9.48%	-3.38%	—	-5.20%
with sales charge			-38.24%	-9.48%	-3.38%	—	-5.20%
Class K	RSPIX	05/15/01
without sales charge			-37.48%	-9.18%	-3.08%	—	-3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-45.61%	-12.13%	-4.69%	0.62%	11.33%
with maximum sales charge			-48.20%	-13.54%	-5.61%	0.13%	11.07%
Class C	REGWX	09/06/07
without sales charge			-46.40%	—	—	—	-37.60%
with sales charge			-46.94%	—	—	—	-37.60%
Class K	RSEKX	01/22/07
without sales charge			-46.09%	—	—	—	-22.31%
Class Y	RSYEX	05/01/07
without sales charge			-45.42%	—	—	—	-27.01%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-48.08%	-17.16%	-6.88%	1.98%	4.55%
with maximum sales charge			-50.55%	-18.49%	-7.79%	1.48%	4.14%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	-48.35%
with maximum sales charge			—	—	—	—	-48.86%
Class K	RSSKX	03/02/07
without sales charge			-48.66%	—	—	—	-28.51%
Class Y	RSMYX	05/01/07
without sales charge			-47.94%	—	—	—	-32.15%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-45.02%	-12.26%	-7.57%	1.91%	6.78%
with maximum sales charge			-47.64%	-13.67%	-8.47%	1.41%	6.36%
Class C	RSGFX	11/15/07
without sales charge			-45.29%	—	—	—	-42.09%
with sales charge			-45.84%	—	—	—	-42.09%
Class K	RSDKX	02/12/07
without sales charge			-45.94%	—	—	—	-24.00%

†	RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-52.50%	-15.14%	-5.54%	0.33%	5.17%
with maximum sales charge			-54.76%	-16.52%	-6.45%	-0.15%	4.79%
Class C	RMOCX	05/21/07
without sales charge			-52.80%	—	—	—	-36.23%
with sales charge			-53.25%	—	—	—	-36.23%
Class K	RSMKX	12/04/06
without sales charge			-52.83%	—	—	—	-26.13%
Class Y	RMOYX	05/01/07
without sales charge			-52.35%	—	—	—	-32.77%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-43.73%	-10.99%	-2.55%	-1.79%	7.33%
with maximum sales charge			-46.40%	-12.42%	-3.49%	-2.27%	7.02%
Class C	RGWCX	06/29/07
without sales charge			-43.88%	—	—	—	-30.45%
with sales charge			-44.43%	—	—	—	-30.45%
Class K	RSGKX	11/27/06
without sales charge			-43.86%	—	—	—	-19.38%
Class Y	RGRYX	05/01/07
without sales charge			-43.51%	—	—	—	-25.07%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-50.90%	-13.40%	-6.59%	-1.78%	3.60%
with maximum sales charge			-53.22%	-14.80%	-7.49%	-2.26%	3.22%
Class C	RINCX	05/02/07
without sales charge			-51.26%	—	—	—	-29.74%
with sales charge			-51.74%	—	—	—	-29.74%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-51.28%	—	—	—	-22.80%
Class Y	RIFYX	05/01/07
without sales charge			-50.73%	—	—	—	-28.52%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-43.23%	-7.41%	1.30%	-1.11%	4.27%
with maximum sales charge			-45.92%	-8.90%	0.32%	-1.59%	3.95%
Class B	GBGBX	05/01/96
without sales charge			-43.76%	-8.31%	0.32%	-2.17%	0.65%
with sales charge			-45.44%	-8.92%	0.13%	-2.17%	0.65%
Class C	RIGCX	08/07/00
without sales charge			-43.68%	-8.17%	0.50%	—	-4.20%
with sales charge			-44.23%	-8.17%	0.50%	—	-4.20%
Class K	RIGKX	05/15/01
without sales charge			-43.45%	-7.74%	1.10%	—	-1.16%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-55.70%	-4.73%	8.35%	11.15%	5.57%
with maximum sales charge			-57.81%	-6.26%	7.29%	10.62%	5.13%
Class B	REMBX	05/06/97
without sales charge			-56.09%	-5.54%	7.38%	9.75%	4.04%
with sales charge			-57.39%	-5.98%	7.25%	9.75%	4.04%
Class C	REMGX	08/07/00
without sales charge			-56.04%	-5.47%	7.45%	—	6.19%
with sales charge			-56.47%	-5.47%	7.45%	—	6.19%
Class K	REMKX	05/15/01
without sales charge			-55.83%	-5.07%	7.98%	—	10.42%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			-0.35%	3.12%	3.10%	4.61%	5.13%
with maximum sales charge			-4.08%	1.82%	2.32%	4.21%	4.88%
Class B	RIQBX	08/07/00
without sales charge			-1.20%	2.32%	2.31%	—	4.26%
with sales charge			-4.06%	1.71%	2.15%	—	4.26%
Class C	RIQCX	08/07/00
without sales charge			-1.10%	2.35%	2.34%	—	4.28%
with sales charge			-2.05%	2.35%	2.34%	—	4.28%
Class K	RIQKX	05/15/01
without sales charge			-0.74%	2.71%	2.69%	—	4.13%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			3.35%	4.26%	3.08%	—	3.03%
with maximum sales charge			1.01%	3.49%	2.62%	—	2.60%
Class B	RLDBX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			-0.42%	2.86%	2.14%	—	2.09%
Class C	RLDCX	07/30/03
without sales charge			2.58%	3.48%	2.32%	—	2.26%
with sales charge			1.58%	3.48%	2.32%	—	2.26%
Class K	RLDKX	07/30/03
without sales charge			2.94%	3.84%	2.67%	—	2.62%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-20.10%	-4.13%	-0.12%	1.40%	2.30%
with maximum sales charge			-23.05%	-5.36%	-0.88%	1.02%	1.92%
Class B	RHYBX	09/01/98
without sales charge			-20.60%	-4.85%	-0.87%	0.59%	1.46%
with sales charge			-22.80%	-5.37%	-1.01%	0.59%	1.46%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	15

Performance Update (continued)

Performance Update Average Annual Returns as of 12/31/08

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-20.58%	-4.84%	-0.87%	—	1.08%
with sales charge			-21.32%	-4.84%	-0.87%	—	1.08%
Class K	RHYKX	05/15/01
without sales charge			-20.42%	-4.51%	-0.52%	—	2.02%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.23%	2.07%	2.91%	4.31%	4.61%
with maximum sales charge			-3.94%	0.77%	2.13%	3.91%	4.36%
Class C	RETCX	08/07/00
without sales charge			-1.08%	1.27%	2.12%	—	3.95%
with sales charge			-2.04%	1.27%	2.12%	—	3.95%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.82%	3.50%	2.69%	2.81%	4.75%
Class B	RMBXX	05/01/96
without sales charge			1.08%	2.74%	2.10%	2.32%	2.80%
with sales charge			-1.92%	2.10%	1.92%	2.32%	2.80%
Class C	RMCXX	08/07/00
without sales charge			1.08%	2.74%	2.10%	—	1.84%
with sales charge			0.08%	2.74%	2.10%	—	1.84%
Class K	RMKXX	05/15/01
without sales charge			1.42%	3.09%	2.34%	—	1.79%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any Fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

16	Call 800.766.3863

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www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Baillie Gifford Limited (GBG) and Baillie Gifford Overseas Limited (BG) serve as the investment subadviser and the sub-subadviser, respectively, for RS International Growth Fund and RS Emerging Markets Fund.

Timothy Campbell

Timothy Campbell (BG) has managed RS Emerging Markets Fund since 2004*. Mr. Campbell joined Baillie Gifford in 1999 and worked as an investment manager in the emerging markets investment team before joining the institutional clients department in 2007. He is a member of the emerging markets policy committee. Mr. Campbell holds a B.A. in history from Trinity College, Dublin.

John F. Carnegie

John F. Carnegie (BG) has managed RS International Growth Fund since 2006. He joined Baillie Gifford in 2006 and is a director in the institutional clients department with responsibility for North American clients. Prior to that, he spent ten years working as a sell side equity analyst for Credit Suisse, Citigroup and ABN AMRO. Mr. Carnegie holds a B.A. in sociology from Durham University and an MLitt in management, economics and politics from St. Andrews University.

Joseph M. Faraday

Joseph M. Faraday (BG) has managed RS International Growth Fund since 2005*. He joined Baillie Gifford’s graduate program in September 2002 and is an investment manager in the developed Asia including Japan investment team. Mr. Faraday holds an MEng in Chemical Engineering from Cambridge University.

18	Call 800.766.3863

Paul Faulkner

Paul Faulkner (BG) has been a member of the investment management team of RS International Growth Fund since June 2008. He joined Baillie Gifford in 2000 and since then has had experience with both the United Kingdom and European investment teams. Dr. Faulkner holds a BSc in geology from Edinburgh University, an MSc in petroleum geo-science from Imperial College, and a PhD in geology/geophysics from Cambridge University.

Edward H. Hocknell

Edward H. Hocknell (BG) has managed RS Emerging Markets Fund since inception.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

Christopher C. Huckle, CFA

Christopher C. Huckle, CFA (BG) has managed RS International Growth Fund since 2008. He joined Baillie Gifford in 2000 and is a director in the institutional clients department where he has responsibility for North American clients. Mr. Huckle holds an M.A. in psychology from Edinburgh University, an MSc in neural computation from the University of Stirling, and a PhD in cognitive science from Edinburgh University.

R. Robin Menzies

R. Robin Menzies (BG) has managed RS International Growth Fund since 1993.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1973. He received a B.A. in engineering and law from Cambridge University.

www.RSinvestments.com	19

Portfolio Manager Biographies (continued)

Richard E. Sneller

Richard E. Sneller (BG) has been a member of the investment management team of RS Emerging Markets Fund since inception.* He joined Baillie Gifford in 1994 and is an investment manager in the emerging markets investment team. Mr. Sneller is a partner of Baillie Gifford & Co. He holds a BSc (Econ) in statistics from the London School of Economics and an MSc in investment analysis from Stirling University.

Michael P. Stirling-Aird

Michael P. Stirling-Aird (BG) has managed RS Emerging Markets Fund since 2008. He is a manager in the institutional clients department. Michael joined Baillie Gifford’s Institutional Clients Department in 2006 after four years with Alliance Trust, where he spent the final year as a business manager (third parties). Mr. Stirling-Aird is a client service manager with responsibility for international clients. He is a member of the emerging markets investment policy committee. He holds an M.A. in politics from Edinburgh University and an MSc in investment analysis from Stirling University.

William Sutcliffe

William Sutcliffe (BG) has managed RS Emerging Markets Fund since 2001*. He joined Baillie Gifford in 1999 and is an investment manager in the emerging markets investment team. Mr. Sutcliffe holds an M.A. in history from Glasgow University.

*	Includes service as a portfolio manager at the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

20	Call 800.766.3863

RS International Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

International Growth

Highlights

•	Along with all equity benchmarks, the MSCI EAFE Growth Index[2] declined by a significant amount in 2008.

•	RS International Growth Fund underperformed its benchmark, the MSCI EAFE Growth Index for the period.

•

Stock selection in the United Kingdom and Europe was the largest contributor to the Fund’s underperformance, due mainly to investments in underperforming banks. A lack of exposure to pharmaceutical names also detracted from the Fund’s relative performance.

Market Overview

In 2008, performance by equities (and many other asset classes) had observers rushing to the record books. Performance by the MSCI EAFE Growth Index was the worst since the Index was constructed in 1970 and was nearly twice as bad as in 1990, the previous record laggard year. Markets were hit by a “normal” recession, as well as by the lagging effects of the credit crunch that, by year-end, had started to impact everyday consumers severely.

One can talk about a “perfect storm”, with the first half of the year impacted by rising inflation and the second by the credit crunch. The key event was the mid-September bankruptcy of Lehman Brothers, which led investors to reassess risk in a number of different asset classes.

What is notable is that while the initial effects were felt in the banks of those countries where consumers are heavily indebted (the United States and the United Kingdom, principally), the resulting sell-off has been indiscriminate, hitting all sectors and countries. Even countries with high savings rates, such as Germany and Japan, have been impacted as severely as the more indebted countries.

Performance

RS International Growth Fund (Class A Shares) returned -43.23% in the twelve-month period ended December 31, 2008 while the MSCI EAFE Growth Index returned -42.46%.

Portfolio Review

Of the major regions, the United Kingdom performed most poorly, with the severe weakening of sterling largely accounting for this underperformance. Nonetheless, we had anticipated this possibility and hedged approximately half of the Fund’s sterling exposure during the first three quarters of the year. This strategy benefited our relative performance. We also moved our cash levels up during the year as markets became more volatile.

Unsurprisingly, steady growth companies contributed most to the Fund’s performance in 2008. Swisscom, the Swiss domestic telephony company, continued to add customers and grow revenues. Essilor, a French spectacle lens manufacturer, was another notable contributor, as were two Japanese companies, Asahi Breweries (beer and soft drinks) and Rakuten (internet retail). While Japanese companies have been criticized in the past for holding cash rather than gearing up their balance sheets, this strategy proved to have some merit in the recent period.

We had little exposure to major pharmaceuticals companies and this hurt performance, as did our underweighting in the utilities sector. Relative performance was also hindered by our investments in banks, such as Allied Irish, and in companies with direct or indirect exposure to commodity prices, including Aker Kvaerner (oil services) and Xstrata (mining). It was also surprising to us that a consumer staples company such as drug retailer Celesio fared poorly. Celesio was one of the Fund’s larger holdings on average during the year.

The Fund’s overweighted position in the emerging markets, which has contributed to performance in prior years, also detracted from performance for the period. Of particular disappointment was the severe decline in

www.RSinvestments.com	21

RS International Growth Fund (continued)

shares of Gazprom, the Russian national oil champion. Gazprom was hit by falling oil prices (even though declining oil prices do not significantly impact its revenues, given that its major product is gas) and by an increasing risk premium associated with Russian investments. We believe that the company continues to have enormous reserves and commensurate potential.

Outlook

As we mentioned, we encountered the “perfect storm” during 2008. During the early part of the year, markets encountered high commodity prices and interest rates; in the latter months, the crash has been as severe as anything the market has experienced for many years. Furthermore, U.S. domestic investors have seen the negative returns from international markets exaggerated by a strengthening dollar (notably against sterling and, to a lesser extent, the euro).

Nonetheless, we believe international equities look to be a very attractive asset class for the long term. Cyclically adjusted earnings multiples are at multi-year lows, extreme bearishness is priced in, and we think that we are beyond the worst of the forced hedge funds selling which typified October and November. On top of this, there is a huge amount of stimulus in many economies globally, including interest rate cuts, a $100 dollar drop in oil prices and many fiscal spending proposals.

In the short term, significant cuts in capacity in a myriad of industries may look like bad news. However, we believe that there is the potential for a powerful earnings rally for the survivors that take market share from weak competitors. These are the types of companies we are looking for, and we believe that the Fund is well positioned to benefit from such a scenario.

Sincerely, John Carnegie Co-Portfolio Manager Paul Faulkner Co-Portfolio Manager R. Robin Menzies Co-Portfolio Manager	Joseph Faraday Co-Portfolio Manager Christopher Huckle Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

22	Call 800.766.3863

Total Net Assets: $42,786,218	Data as of December 31, 2008

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Atlas Copco AB, Class B	Sweden	2.76%
L’Oreal S.A.	France	2.67%
Groupe Bruxelles Lambert S.A.	Belgium	2.59%
Nestle S.A.	Switzerland	2.47%
Essilor International S.A.	France	2.31%
Vodafone Group PLC	United Kingdom	2.29%
UBS AG	Switzerland	2.05%
Total S.A.	France	2.01%
Heineken Holding N.V.	Netherlands	1.96%
BG Group PLC	United Kingdom	1.91%
Total		23.02%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	23

RS International Growth Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		-43.23%	-7.41%	1.30%	-1.11%	4.27%
with maximum sales charge		-45.92%	-8.90%	0.32%	-1.59%	3.95%
Class B Shares	05/01/96
without sales charge		-43.76%	-8.31%	0.32%	-2.17%	0.65%
with sales charge		-45.44%	-8.92%	0.13%	-2.17%	0.65%
Class C Shares	08/07/00
without sales charge		-43.68%	-8.17%	0.50%	—	-4.20%
with sales charge		-44.23%	-8.17%	0.50%	—	-4.20%
Class K Shares	05/15/01
without sales charge		-43.45%	-7.74%	1.10%	—	-1.16%
MSCI EAFE Growth Index[2]		-42.46%	-6.22%	1.77%	-1.01%	3.54%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS International Growth Fund and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class B 2.30%, Class C 2.24% and Class K 1.96%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS International Growth Fund and in the MSCI EAFE Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS International Growth Fund and in the MSCI EAFE Growth Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class B 2.30%, Class C 2.24% and Class K 1.96%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Emerging Markets Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Emerging Markets

Market Overview

The MSCI Emerging Markets Index2 recorded its worst annual return on record, declining 53% in 2008. Similar to what we saw unfold in the developed world, emerging markets have been extremely volatile over the past year with no country escaping the largely indiscriminate sell-off. The second half of the year was particularly brutal, with the MSCI Emerging Markets Index falling by a record 26.9% in the third quarter, followed by another record 27.6% decline in the fourth quarter.

In response to heightened economic uncertainty and financial market turmoil, we have seen central bank rate cuts and fiscal support proposals in most, if not all, emerging countries. China, in particular, announced a sizeable four trillion renminbi stimulus package, equivalent to 13% of GDP. It will take some time for these supportive measures to take effect, however, and some regions, notably Eastern Europe, remain under economic stress. Nevertheless, it is heartening that emerging economies overall appear to us to be healthy enough financially to weather the pressures associated with the current global economic slowdown.

Performance

RS Emerging Markets Fund (Class A Shares) returned -55.70% in the twelve-month period ending December 31, 2008, underperforming the MSCI Emerging Markets Index, which returned -53.18%.

The Fund’s performance suffered from the indiscriminate sell-off in equities, as well as from its slight bias toward small- and mid-cap stocks in a year when large-cap shares outperformed.

While the Fund’s positions in the energy and industrials sectors helped relative performance, these contributors were more than offset by the negative impact of an overweight position in the materials sector, where the Fund suffered heavy losses against a backdrop of falling commodities prices and rising risk premiums.

Portfolio Review

In considering the Fund’s largest contributors over the past year, it is difficult to draw any particular themes given the strong performance generated by individual, unrelated businesses. Of note was the excellent performance of Imperial Energy, a little followed oil and gas company listed in the United Kingdom, which has rapidly built an impressive reserve position in Western Siberia. At the time of purchase, we felt that the company’s stock was anomalously cheap relative to the quality of its asset base. At the end of 2008, Imperial Energy was purchased by Indian oil and gas company ONGC for a significant cash premium.

Among the major detractors from Fund performance were a collection of names in the oil and materials sectors, notably Norilsk Nickel, the Russian nickel producer, and Dragon Oil, an oil and gas producer based in Turkmenistan. Both of these companies suffered as a result of weak commodities prices and rising risk premiums in their respective markets. While we understand these risks, we continue to hold these companies because we believe that their attractive asset bases are being undervalued by the market.

The biggest changes to the Fund’s portfolio over the year included gradual reductions in materials, industrials and energy positions in favor of the consumer discretionary, technology and telecommunication services holdings. We have been encouraged, in particular, by the increased weighting in the consumer discretionary sector. This is an area where we have been eager to increase the Fund’s weighting for some time, but have been reticent in doing so given the demanding valuations that were prevalent in the sector as recently as last summer.

It is also worth mentioning that we noticeably increased the Fund’s weighting in China during the course of the year. Again, this largely reflected the huge drop in valuations that this market has experienced over the past twelve months. In our view, China remains well placed to weather the downturn due to its massive fiscal firepower, which is already being tapped to reinvigorate an economy that slowed sharply in the second half of 2008.

26	Call 800.766.3863

Outlook

As we said before, we have seen many emerging countries take steps to stimulate their economies through rate cuts or fiscal support measures. While overall credit remains tight, and while conditions vary across markets, in many cases there appear to be tentative signs that the worst may be over. As such, we remain optimistic that once the extreme volatility starts to subside, the relatively indiscriminate nature of the sell-off will provide an attractive environment for long-term stock-pickers.

We are particularly excited about opportunities in China, a country where we have been increasing the Fund’s exposure. For example, with regard to the Chinese banking sector, the market appears preoccupied with near-term profits which will remain under pressure. Yet, for the first time since the stocks’ listings, we believe valuations now underestimate the long-term potential for secular growth offered by the better run domestic banks. Similarly, we have also been increasing the Fund’s weightings in Chinese consumer discretionary holdings, focusing on businesses we have admired for a number of years, but which are only now attractively valued.

We do not believe that emerging market profits growth for 2009 will come close to matching the average rates achieved over the last five years. Nevertheless, we believe that the emerging economies in the aggregate are well placed to weather this economic storm. Furthermore, the broad sell-off in emerging equities has provided an ideal environment for experienced stock pickers to purchase strong long-term businesses at historically low valuations.

Sincerely, Timothy Campbell Co-Portfolio Manager Richard Sneller Co-Portfolio Manager Michael P. Stirling-Aird Co-Portfolio Manager	Edward H. Hocknell Co-Portfolio Manager William Sutcliffe Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2008.

www.RSinvestments.com	27

RS Emerging Markets Fund (continued)

Total Net Assets: $419,670,322	Data as of December 31, 2008

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.11%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.77%
China Mobile Ltd.	People’s Republic of China	3.75%
America Movil SAB de C.V., ADR, Series L	Mexico	3.30%
Gazprom, ADR	Russia	3.24%
Petroleo Brasileiro S.A., ADR	Brazil	2.90%
Naspers Ltd., N shares	South Africa	2.59%
Samsung Fire & Marine Insurance Co. Ltd.	South Korea	2.38%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.29%
China Unicom Ltd.	People’s Republic of China	2.21%
Total		30.54%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

28	Call 800.766.3863

Performance Update Average Annual Total Returns as of 12/31/08

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/01/97
without sales charge		-55.70%	-4.73%	8.35%	11.15%	5.57%
with maximum sales charge		-57.81%	-6.26%	7.29%	10.62%	5.13%
Class B Shares	05/06/97
without sales charge		-56.09%	-5.54%	7.38%	9.75%	4.04%
with sales charge		-57.39%	-5.98%	7.25%	9.75%	4.04%
Class C Shares	08/07/00
without sales charge		-56.04%	-5.47%	7.45%	—	6.19%
with sales charge		-56.47%	-5.47%	7.45%	—	6.19%
Class K Shares	05/15/01
without sales charge		-55.83%	-5.07%	7.98%	—	10.42%
MSCI EMF Index[2]		-53.18%	-4.62%	8.02%	9.31%	3.41%	*
*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.59%, Class B 2.33%, Class C 2.33% and Class K 2.02%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	29

RS Emerging Markets Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Emerging Markets Fund and the MSCI EMF Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Emerging Markets Fund and the MSCI EMF Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.59%, Class B 2.33%, Class C 2.33% and Class K 2.02%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

30	Call 800.766.3863

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expenses Paid During Period* 07/01/08-12/31/08	Expense Ratio During Period 07/01/08-12/31/08
Based on Actual Return
RS International Growth Fund	Class A	$1,000.00	$613.70	$6.18	1.52%
	Class B	$1,000.00	$611.10	$8.85	2.18%
	Class C	$1,000.00	$610.90	$9.46	2.34%
	Class K	$1,000.00	$612.50	$7.51	1.85%
RS Emerging Markets Fund	Class A	$1,000.00	$506.10	$6.39	1.69%
	Class B	$1,000.00	$503.70	$9.01	2.38%
	Class C	$1,000.00	$503.90	$9.24	2.44%
	Class K	$1,000.00	$505.60	$7.40	1.95%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,017.48	$7.72	1.52%
	Class B	$1,000.00	$1,014.15	$11.06	2.18%
	Class C	$1,000.00	$1,013.39	$11.83	2.34%
	Class K	$1,000.00	$1,015.82	$9.39	1.85%
RS Emerging Markets Fund	Class A	$1,000.00	$1,016.65	$8.56	1.69%
	Class B	$1,000.00	$1,013.15	$12.06	2.38%
	Class C	$1,000.00	$1,012.85	$12.37	2.44%
	Class K	$1,000.00	$1,015.31	$9.90	1.95%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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32	Call 800.766.3863

Financial Information

Year Ended December 31, 2008

Schedule of Investments – RS International Growth Fund

December 31, 2008	Shares	Value

Common Stocks – 93.8%
Australia – 4.0%
Beverages – 0.6%
Fosters Group Ltd.	63,800	$245,380
Commercial Services & Supplies – 0.4%
Brambles Ltd.	30,600	158,984
Food & Staples Retailing – 0.9%
Wesfarmers Ltd.	13,938	175,923
Woolworths Ltd.	11,806	220,137

		396,060
Insurance – 0.2%
AMP Ltd.	29,000	110,571
Metals & Mining – 1.4%
BHP Billiton Ltd.	24,350	517,296
Rio Tinto Ltd.	2,496	66,887

		584,183
Oil, Gas & Consumable Fuels – 0.5%
Woodside Petroleum Ltd.	8,400	217,369

		1,712,547
Belgium – 2.6%
Diversified Financial Services – 2.6%
Groupe Bruxelles Lambert S.A.	13,855	1,109,943

		1,109,943
Denmark – 2.9%
Beverages – 0.6%
Carlsberg A/S, Class B	7,868	260,245
Chemicals – 1.1%
Novozymes A/S, Class B	5,642	457,564
Commercial Banks – 0.5%
Jyske Bank A/S(1)	9,846	231,854
Marine – 0.7%
A.P. Moller-Maersk A/S, Class B	57	310,850

		1,260,513
Finland – 2.9%
Insurance – 1.0%
Sampo Oyj, A Shares	22,573	429,775
Machinery – 1.9%
Kone Oyj, Class B	35,015	794,650

		1,224,425
France – 11.9%
Communications Equipment – 1.2%
Neopost S.A.	5,569	505,322
Electrical Equipment – 1.4%
Alstom S.A.	3,575	213,051
Legrand S.A.	19,125	366,259

		579,310
Health Care Equipment & Supplies – 2.3%
Essilor International S.A.	21,084	990,421
Multi-Utilities – 1.4%
Electricite de France	10,300	599,067
Oil, Gas & Consumable Fuels – 2.0%
Total S.A.	15,668	861,414
Personal Products – 2.7%
L’Oreal S.A.	13,091	1,142,464
Pharmaceuticals – 0.9%
Sanofi-Aventis	6,322	404,375

		5,082,373

December 31, 2008	Shares	Value

Germany – 3.1%
Air Freight & Logistics – 1.0%
Deutsche Post AG	23,601	$406,473
Diversified Financial Services – 0.6%
Deutsche Boerse AG	3,800	278,080
Health Care Providers & Services – 1.5%
Celesio AG	23,604	640,499

		1,325,052
Hong Kong – 3.2%
Commercial Banks – 0.8%
BOC Hong Kong Holdings Ltd.	317,500	363,406
Distributors – 0.3%
Li & Fung Ltd.	76,400	132,034
Diversified Financial Services – 0.5%
Hong Kong Exchanges & Clearing Ltd.	22,500	216,021
Real Estate Management & Development – 1.6%
Cheung Kong Holdings Ltd.	48,000	457,902
Hang Lung Properties Ltd.	98,000	215,166

		673,068

		1,384,529
Ireland – 0.3%
Commercial Banks – 0.3%
Allied Irish Banks PLC	60,617	144,998

		144,998
Italy – 1.6%
Commercial Banks – 1.6%
Intesa Sanpaolo	80,100	293,512
UniCredito Italiano SpA	152,590	392,508

		686,020

		686,020
Japan – 20.8%
Beverages – 1.3%
Asahi Breweries Ltd.	31,600	551,305
Electrical Equipment – 0.9%
Mitsubishi Electric Corp.	60,000	381,363
Electronic Equipment & Instruments – 2.5%
Hirose Electric Co. Ltd.	5,500	560,951
Kyocera Corp.	6,600	484,810

		1,045,761
Food & Staples Retailing – 1.5%
AEON Co. Ltd.	63,800	650,288
Household Products – 0.5%
Kao Corp.	7,000	214,782
Insurance – 3.6%
Mitsui Sumitomo Insurance Group Holdings, Inc.	21,000	678,686
NIPPONKOA Insurance Co. Ltd.	40,000	314,626
Tokio Marine Holdings, Inc.	18,600	555,559

		1,548,871
Internet Software & Services – 0.3%
Rakuten, Inc.(1)	182	116,488
Machinery – 0.9%
SMC Corp.	3,500	365,026
Marine – 0.5%
Mitsui O.S.K. Lines Ltd.	31,000	194,827
Office Electronics – 1.8%
Canon, Inc.	23,400	757,458

The accompanying notes are an integral part of these financial statements.

34	Call 800.766.3863

December 31, 2008	Shares	Value

Japan (continued)
Oil, Gas & Consumable Fuels – 1.5%
INPEX Corp.	59	$478,701
Japan Petroleum Exploration Co. Ltd.	3,100	137,838

		616,539
Pharmaceuticals – 0.4%
Chugai Pharmaceutical Co. Ltd.	9,300	182,684
Real Estate Management & Development – 0.4%
Sumitomo Realty & Development Co. Ltd.	12,000	183,998
Semiconductors & Semiconductor Equipment – 0.5%
Rohm Co. Ltd.	4,400	223,528
Software – 0.3%
Trend Micro, Inc.(1)	4,000	142,634
Specialty Retail – 0.7%
Yamada Denki Co. Ltd.	4,300	304,847
Tobacco – 1.7%
Japan Tobacco, Inc.	223	744,734
Trading Companies & Distributors – 1.5%
Hitachi High-Technologies Corp.	16,400	265,443
Mitsui & Co. Ltd.	37,000	386,937

		652,380

		8,877,513
Netherlands – 2.5%
Beverages – 2.0%
Heineken Holding N.V.	29,290	836,658
Metals & Mining – 0.5%
ArcelorMittal	9,150	220,559

		1,057,217
Norway – 1.2%
Energy Equipment & Services – 0.7%
Aker Solutions ASA	47,042	315,597
Oil, Gas & Consumable Fuels – 0.5%
Seadrill Ltd.	26,106	216,707

		532,304
People’s Republic of China – 0.4%
Internet Software & Services – 0.4%
Baidu, Inc., ADR(1)	1,400	182,798

		182,798
Russia – 1.3%
Metals & Mining – 0.2%
MMC Norilsk Nickel, ADR	15,037	95,635
Oil, Gas & Consumable Fuels – 0.6%
OAO Gazprom, ADR	16,000	230,517
Wireless Telecommunication Services – 0.5%
Mobile TeleSystems, ADR	8,100	216,108

		542,260
Singapore – 0.8%
Commercial Banks – 0.5%
DBS Group Holdings Ltd.	35,000	206,163
Industrial Conglomerates – 0.3%
Keppel Corp. Ltd.	48,000	145,732

		351,895
South Korea – 0.3%
Semiconductors & Semiconductor Equipment – 0.3%
Samsung Electronics Co. Ltd.	350	128,985

		128,985

December 31, 2008	Shares	Value

Sweden – 5.1%
Commercial Banks – 1.5%
Svenska Handelsbanken AB, Class A	39,376	$651,920
Diversified Financial Services – 0.8%
Investor AB, Class B	21,924	335,582
Machinery – 2.8%
Atlas Copco AB, Class B	148,900	1,179,891

		2,167,393
Switzerland – 11.0%
Building Products – 0.7%
Geberit AG	2,819	306,942
Commercial Banks – 2.0%
UBS AG(1)	59,710	876,452
Consumer Finance – 0.6%
Partners Group Holding AG	3,465	249,124
Diversified Telecommunication Services – 1.1%
Swisscom AG	1,477	481,953
Food Products – 2.5%
Nestle S.A.	26,543	1,056,027
Health Care Equipment & Supplies – 0.7%
Straumann Holding AG	1,613	287,770
Insurance – 1.1%
Swiss Life Holding AG(1)	1,888	132,418
Swiss Re	6,941	343,215

		475,633
Machinery – 1.3%
Schindler Holding AG	11,680	539,383
Pharmaceuticals – 1.0%
Basilea Pharmaceutica(1)	2,880	411,248

		4,684,532
Taiwan – 1.1%
Electronic Equipment & Instruments – 0.4%
Hon Hai Precision Industry Co. Ltd., GDR (Reg S)	46,575	180,649
Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	39,032	308,353

		489,002
United Kingdom – 16.8%
Beverages – 0.3%
SABMiller PLC	9,000	151,135
Commercial Banks – 1.1%
Royal Bank of Scotland PLC	139,001	102,322
Standard Chartered PLC	29,000	371,085

		473,407
Commercial Services & Supplies – 1.6%
Capita Group PLC	42,580	456,753
Hays PLC	212,000	214,219

		670,972
Construction & Engineering – 0.9%
Amec PLC	34,984	252,556
The Weir Group PLC	27,600	124,870

		377,426
Health Care Equipment & Supplies – 0.5%
Smith & Nephew PLC	34,000	217,141
Media – 0.9%
Reed Elsevier PLC	51,940	381,334

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	35

Schedule of Investments – RS International Growth Fund (continued)

December 31, 2008	Shares	Value

United Kingdom (continued)
Metals & Mining – 1.1%
Johnson Matthey PLC	13,262	$211,049
Lonmin PLC	9,765	130,155
Xstrata PLC	15,000	140,360

		481,564
Oil, Gas & Consumable Fuels – 4.5%
BG Group PLC	59,000	816,652
Cairn Energy PLC(1)	14,069	412,056
John Wood Group PLC	126,097	344,098
Royal Dutch Shell PLC, Class A	13,500	354,686

		1,927,492
Pharmaceuticals – 1.9%
GlaxoSmithKline PLC	43,902	816,477
Tobacco – 1.7%
Imperial Tobacco Group PLC	27,000	721,196
Wireless Telecommunication Services – 2.3%
Vodafone Group PLC	477,600	977,957

		7,196,101

Total Common Stocks (Cost $51,335,975)		40,140,400

	Shares	Value
Preferred Stocks – 1.7%
Brazil – 1.7%
Commercial Banks – 0.6%
Banco Itau Holdings Financeira S.A., ADR	20,000	232,000
Oil, Gas & Consumable Fuels – 1.1%
Petroleo Brasileiro S.A., ADR	23,500	479,635

		711,635

Total Preferred Stocks (Cost $580,801)		711,635

	Rights	Value
Rights – 0.1%
Singapore – 0.1%
DBS Group Holdings Ltd.(1)(2)	17,500	37,248

		37,248

Total Rights (Cost $0)		37,248

	Principal Amount	Value
Repurchase Agreements – 3.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $1,410,001, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.625%, due 2/15/2027, with a value of $1,445,062	$1,410,000	1,410,000

Total Repurchase Agreements (Cost $1,410,000)		1,410,000

Total Investments – 98.9% (Cost $53,326,776)		42,299,283

Other Assets, Net – 1.1%		486,935

Total Net Assets – 100.0%		$42,786,218
(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

ADR	– American Depositary Receipt.
GDR	– Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,538,039
Level 2 – Significant Other Observable Inputs	40,761,244
Level 3 – Significant Unobservable Inputs	—

Total	$42,299,283

The accompanying notes are an integral part of these financial statements.

36	Call 800.766.3863

Schedule of Investments – RS Emerging Markets Fund

December 31, 2008	Shares	Value

Common Stocks – 85.0%
Brazil – 3.9%
Metals & Mining – 0.7%
Companhia Vale do Rio Doce, ADR	249,100	$3,016,601
Multiline Retail – 1.3%
B2W Companhia Global do Varejo	187,600	1,914,614
Lojas Renner S.A.	506,900	3,406,142

		5,320,756
Oil, Gas & Consumable Fuels – 0.7%
OGX Petroleo e Gas Participacoes S.A.(1)	13,400	3,022,527
Road & Rail – 1.2%
Companhia de Concessoes Rodoviarias	492,700	4,992,496

		16,352,380
Czech Republic – 1.5%
Diversified Telecommunication Services – 0.5%
Telefonica O2 Czech Republic A.S.	102,700	2,412,729
Electric Utilities – 1.0%
CEZ A.S.	94,700	4,125,024

		6,537,753
Egypt – 0.5%
Capital Markets – 0.5%
Egyptian Financial Group-Hermes Holding	741,400	2,322,234

		2,322,234
Hong Kong – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
CNPC Hong Kong Ltd.	13,250,000	4,151,850

		4,151,850
India – 3.9%
Automobiles – 0.6%
Hero Honda Motors Ltd.	146,500	2,421,820
Construction Materials – 1.1%
ACC Ltd.	462,500	4,547,137
Electrical Equipment – 0.5%
Bharat Heavy Electricals Ltd.	75,600	2,118,247
Oil, Gas & Consumable Fuels – 1.0%
Reliance Industries Ltd.	165,300	4,208,751
Wireless Telecommunication Services – 0.7%
Idea Cellular Ltd.(1)	2,938,200	3,193,778

		16,489,733
Indonesia – 5.6%
Commercial Banks – 2.7%
PT Bank Mandiri	31,090,500	6,058,079
PT Bank Rakyat Indonesia	12,182,500	5,277,304

		11,335,383
Diversified Telecommunication Services – 2.9%
PT Indosat Tbk	11,831,500	6,347,029
PT Telekomunikasi Indonesia	9,267,500	5,939,485

		12,286,514

		23,621,897
Malaysia – 0.7%
Commercial Banks – 0.7%
Public Bank Berhad	1,099,600	2,787,930

		2,787,930

December 31, 2008	Shares	Value

Mexico – 5.6%
Commercial Banks – 0.8%
Grupo Financiero Banorte S.A.B. de C.V.	1,801,800	$3,252,699
Food & Staples Retailing – 1.5%
Wal-Mart de Mexico S.A.B. de C.V.	2,374,222	6,343,374
Wireless Telecommunication Services – 3.3%
America Movil SAB de C.V., ADR, Series L	447,100	13,855,629

		23,451,702
People’s Republic of China – 19.9%
Commercial Banks – 3.3%
China Construction Bank Corp., H shares	13,616,000	7,575,553
China Merchants Bank Co. Ltd., H shares	3,295,500	6,166,120

		13,741,673
Computers & Peripherals – 1.8%
BYD Co. Ltd., H shares	4,573,000	7,535,073
Construction Materials – 1.0%
China National Building Material Co. Ltd., H shares	3,358,000	4,082,936
Distributors – 1.4%
China Resources Enterprise Ltd.	3,378,000	5,940,402
Insurance – 1.2%
China Insurance International Holdings Co. Ltd.	3,254,000	5,029,872
Internet Software & Services – 1.1%
Baidu, Inc., ADR(1)	34,800	4,543,836
Leisure Equipment & Products – 0.7%
Li Ning Co. Ltd.	1,784,000	2,811,031
Multiline Retail – 0.8%
Parkson Retail Group Ltd.	3,027,500	3,465,983
Oil, Gas & Consumable Fuels – 1.2%
China Shenhua Energy Co. Ltd., H shares	2,286,000	4,900,860
Specialty Retail – 1.0%
GOME Electrical Appliances Holdings Ltd.(2)	28,327,000	4,093,603
Transportation Infrastructure – 0.5%
Beijing Capital International Airport Co. Ltd., H shares	4,444,000	2,251,832
Wireless Telecommunication Services – 5.9%
China Mobile Ltd.	1,549,500	15,721,402
China Unicom Ltd.	7,632,000	9,280,654

		25,002,056

		83,399,157
Poland – 1.0%
Diversified Financial Services – 1.0%
International Personal Finance	2,097,300	4,265,769

		4,265,769
Russia – 6.2%
Food & Staples Retailing – 0.4%
X5 Retail Group N.V., GDR (Reg S)(1)	210,320	1,825,714
Food Products – 0.5%
Wimm-Bill-Dann Foods, ADR(1)	84,300	2,217,933

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	37

Schedule of Investments – RS Emerging Markets Fund (continued)

December 31, 2008	Shares	Value

Russia (continued)
Metals & Mining – 0.4%
Evraz Group S.A., GDR (Reg S)	84,700	$737,673
MMC Norilsk Nickel, ADR	144,290	925,447

		1,663,120
Oil, Gas & Consumable Fuels – 3.6%
Gazprom, ADR	942,650	13,581,033
NovaTek OAO, GDR, (Reg S)	78,600	1,515,723

		15,096,756
Wireless Telecommunication Services – 1.3%
Mobile TeleSystems, ADR	147,800	3,943,304
Vimpel-Communications, ADR	205,200	1,469,232

		5,412,536

		26,216,059
South Africa – 6.4%
Diversified Financial Services – 1.1%
FirstRand Ltd.	2,693,400	4,737,759
Food & Staples Retailing – 0.9%
Massmart Holdings Ltd.	399,811	3,665,996
Media – 2.6%
Naspers Ltd., N shares	600,300	10,859,587
Metals & Mining – 1.8%
Impala Platinum Holdings Ltd.	311,806	4,595,160
Lonmin PLC	212,400	2,831,008

		7,426,168

		26,689,510
South Korea – 12.9%
Food & Staples Retailing – 1.9%
Shinsegae Co. Ltd.(1)	21,000	8,224,181
Insurance – 2.4%
Samsung Fire & Marine Insurance Co. Ltd.	65,200	9,967,327
Internet Software & Services – 0.6%
NHN Corp.(1)	25,400	2,716,700
Metals & Mining – 1.3%
POSCO	18,100	5,477,568
Semiconductors & Semiconductor Equipment – 4.1%
Samsung Electronics Co. Ltd.	46,800	17,247,215
Textiles, Apparel & Luxury Goods – 1.6%
Cheil Industries, Inc.(1)	199,800	6,554,009
Wireless Telecommunication Services – 1.0%
SK Telecom Co. Ltd.	24,400	4,032,160

		54,219,160
Taiwan – 9.7%
Computers & Peripherals – 0.9%
High Tech Computer Corp.	362,600	3,639,724
Electronic Equipment & Instruments – 2.3%
Hon Hai Precision Industry Co. Ltd.	4,874,005	9,610,370
Insurance – 1.0%
China Life Insurance Co. Ltd.(1)	11,191,860	4,110,586
Multiline Retail – 1.2%
Far Eastern Department Stores Ltd.	9,026,558	5,150,612

December 31, 2008	Shares	Value

Taiwan (continued)
Semiconductors & Semiconductor Equipment – 4.3%
MediaTek, Inc.	327,000	$2,211,667
Taiwan Semiconductor Manufacturing Co. Ltd.	11,585,722	15,808,479

		18,020,146

		40,531,438
Thailand – 0.8%
Commercial Banks – 0.8%
Bank of Ayudhya Public Co. Ltd.	11,995,600	3,257,521

		3,257,521
Turkey – 3.2%
Commercial Banks – 3.2%
Turkiye Garanti Bankasi A.S.(1)	4,474,048	7,701,032
Turkiye Is Bankasi	2,078,000	5,658,648

		13,359,680

		13,359,680
Vietnam – 0.3%
Metals & Mining – 0.3%
Vietnam Resource Investments Holdings Ltd.(2)	232,000	1,276,000

		1,276,000
Other African Countries – 0.5%
Metals & Mining – 0.5%
Gem Diamonds Ltd.(1)	367,300	1,377,119
Kenmare Resources PLC(1)	6,516,970	719,102

		2,096,221

		2,096,221
Other Emerging Markets Countries – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
Dragon Oil PLC(1)	2,534,503	5,903,926

		5,903,926

Total Common Stocks (Cost $509,830,276)		356,929,920

	Shares	Value
Preferred Stocks – 8.1%
Brazil – 7.0%
Commercial Banks – 3.5%
Banco Bradesco S.A.	613,085	5,938,932
Itausa-Investimentos Itau S.A.	2,575,298	8,845,685

		14,784,617
Food Products – 0.0%
Comp. Lorenz S.A.(2)(3)	4,700,000	—
Oil, Gas & Consumable Fuels – 2.9%
Petroleo Brasileiro S.A., ADR	496,800	12,166,632
Road & Rail – 0.6%
All America Latina Logistica (Units)	590,900	2,533,877

		29,485,126
Colombia – 1.1%
Commercial Banks – 1.1%
BanColombia S.A., ADR (Reg S)	185,600	4,333,760

		4,333,760

Total Preferred Stocks (Cost $47,718,628)		33,818,886

The accompanying notes are an integral part of these financial statements.

38	Call 800.766.3863

December 31, 2008	Warrants	Value

Warrants – 0.0%
Vietnam – 0.0%
Vietnam Resource Investments Holdings Ltd.(1)(2)	23,200	$348

		348

Total Warrants (Cost $0)		348
	Principal Amount	Value
Repurchase Agreements – 2.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2008, maturity value of $8,954,005, due 1/2/2009, collateralized by U.S. Treasury Bond, 6.375%, due 8/15/2027, with a value of $9,136,564	$8,954,000	8,954,000

Total Repurchase Agreements (Cost $8,954,000)		8,954,000

Total Investments – 95.2% (Cost $566,502,904)		399,703,154

Other Assets, Net – 4.8%		19,967,168

Total Net Assets – 100.0%		$419,670,322

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	Security deemed illiquid by the investment adviser.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$45,546,927
Level 2 – Significant Other Observable Inputs	354,156,227
Level 3 – Significant Unobservable Inputs	—

Total	$399,703,154

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	39

Financial Information

Statement of Assets and Liabilities As of December 31, 2008

	RS International Growth	RS Emerging Markets
Assets
Investments, at value	$42,299,283	$399,703,154
Cash and cash equivalents	201	951
Dividends/interest receivable	511,164	842,568
Receivable for fund shares subscribed	128,218	2,241,688
Prepaid expenses	8,380	10,940
Foreign currency, at value	—	2,914,205
Receivable for investments sold	—	19,227,199
Total Assets	42,947,246	424,940,705
Liabilities
Payable for fund shares redeemed	54,572	4,358,862
Payable to adviser	26,630	340,583
Accrued transfer agent fees	26,533	194,972
Payable to distributor	16,559	112,403
Accrued shareholder reports expense	10,317	90,544
Accrued custodian fees	11,606	58,613
Accrued audit fees	8,479	28,421
Trustees’ deferred compensation	3,235	20,208
Accrued foreign capital gains tax	—	3,787
Accrued expenses/other liabilities	3,097	61,990
Total Liabilities	161,028	5,270,383
Total Net Assets	$42,786,218	$419,670,322
Net Assets Consist of:
Paid-in capital	$69,677,171	$691,611,140
Distributions in excess of net investment income	(4,579)	—
Accumulated net investment loss	—	(337,443)
Accumulated net realized loss from investments and foreign currency transactions	(15,855,006)	(104,703,853)
Net unrealized depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(11,031,368)	(166,899,522)
Total Net Assets	$42,786,218	$419,670,322
Investments, at Cost	$53,326,776	$566,502,904
Foreign Currency, at Cost	$—	$2,930,698
Pricing of Shares
Net Assets:
Class A	$23,622,396	$362,998,055
Class B	2,322,339	4,688,210
Class C	5,945,972	28,897,496
Class K	10,895,511	23,086,561
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	2,038,933	29,897,900
Class B	224,063	455,862
Class C	571,314	2,791,805
Class K	958,209	1,971,877
Net Asset Value Per Share:
Class A	$11.59	$12.14
Class B	10.36	10.28
Class C	10.41	10.35
Class K	11.37	11.71
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$12.17	$12.75

The accompanying notes are an integral part of these financial statements.

40	Call 800.766.3863

Statement of Operations For the Year Ended December 31, 2008

	RS International Growth	RS Emerging Markets
Investment Income
Interest	$1,129	$63,991
Dividends	2,049,606	11,194,027
Withholding taxes on foreign dividends	(169,110)	(1,298,252)
Total Investment Income	1,881,625	9,959,766
Expenses
Investment advisory fees	516,982	5,026,754
Distribution fees	314,098	1,870,068
Transfer agent fees	82,858	602,613
Custodian fees	95,293	423,111
Shareholder reports	12,858	200,048
Registration fees	47,085	130,045
Professional fees	31,817	104,978
Administrative service fees	10,403	94,248
Trustees’ fees and expenses	1,855	23,321
Insurance expense	2,645	10,001
Other expenses	4,363	19,629
Total Expenses	1,120,257	8,504,816
Less: Custody credits	(3,901)	(3,001)
Total Expenses, Net	1,116,356	8,501,815
Net Investment Income	765,269	1,457,951
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments	1,655,480	(103,915,500)
Net realized gain/(loss) from foreign currency transactions	759,263	(1,375,822)
Foreign capital gains tax	—	(84,830)
Net change in unrealized depreciation on investments	(37,617,899)	(316,436,091)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(7,982)	(97,486)
Net change in accrued foreign capital gains tax	—	31,258
Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(35,211,138)	(421,878,471)
Net Decrease in Net Assets Resulting from Operations	$(34,445,869)	$(420,420,520)

www.RSinvestments.com	41

The accompanying notes are an integral part of these financial statements.

Financial Information (continued)

Statement of Changes in Net Assets

	RS International Growth		RS Emerging Markets

	For the Year Ended 12/31/08	For the Year Ended 12/31/07	For the Year Ended 12/31/08	For the Year Ended 12/31/07
Operations
Net investment income	$765,269	$326,661	$1,457,951	$1,917,637
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	2,414,743	11,046,929	(105,376,153)	52,945,473
Net change in unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(37,625,881)	(910,902)	(316,502,318)	64,312,773
Net Increase/(Decrease) in Net Assets Resulting from Operations	(34,445,869)	10,462,688	(420,420,520)	119,175,883
Distributions to Shareholders
Net investment income
Class A	(276,158)	(1,158,619)	—	(3,852,145)
Class B	(273)	(102,982)	—	(145,757)
Class C	(27,597)	(209,885)	—	(345,995)
Class K	(88,067)	(361,135)	—	(353,350)
Net realized gain on investments
Class A	—	—	(3,595,693)	(38,364,749)
Class B	—	—	(54,741)	(3,016,922)
Class C	—	—	(333,119)	(6,110,904)
Class K	—	—	(235,352)	(5,460,070)
Return of capital
Class A	(29,667)	—	—	—
Class B	(3,403)	—	—	—
Class C	(8,546)	—	—	—
Class K	(13,894)	—	—	—
Total Distributions	(447,605)	(1,832,621)	(4,218,905)	(57,649,892)
Capital Share Transactions
Proceeds from sales of shares	9,618,915	9,373,965	639,950,413	198,666,133
Reinvestment of distributions	439,363	1,799,041	3,841,977	55,014,013
Cost of shares redeemed	(14,295,303)	(15,417,356)	(279,008,728)	(87,768,136)
Redemption fees	—	386	—	6,936
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,237,025)	(4,243,964)	364,783,662	165,918,946
Net Increase/(Decrease) in Net Assets	(39,130,499)	4,386,103	(59,855,763)	227,444,937
Net Assets
Beginning of year	81,916,717	77,530,614	479,526,085	252,081,148
End of year	$42,786,218	$81,916,717	$419,670,322	$479,526,085
Distributions in Excess of Net Investment Income Included in Net Assets	$(4,579)	$(1,765,918)	$—	$(872,032)
Accumulated Net Investment Loss Included in Net Assets	$—	$—	$(337,443)	$—
Other Information:
Shares
Sold	577,417	472,028	32,457,751	7,334,850
Reinvested	39,837	92,253	324,952	2,141,953
Redeemed	(885,567)	(778,478)	(15,486,119)	(3,436,929)
Net Increase/(Decrease)	(268,313)	(214,197)	17,296,584	6,039,874

The accompanying notes are an integral part of these financial statements.

42	Call 800.766.3863

This page is intentionally left blank.

www.RSinvestments.com	43

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS International Growth Fund (Class A)
Year Ended 12/31/08	$20.70	$0.27	$(9.22)	$(8.95)	$(0.14)	$—	$(0.02)	$(0.16)
Year Ended 12/31/07	18.59	0.18	2.44	2.62	(0.51)	—	—	(0.51)
Year Ended 12/31/06	15.28	0.06	3.35	3.41	(0.10)	—	—	(0.10)
Year Ended 12/31/05	13.26	0.07	2.00	2.07	(0.05)	—	—	(0.05)
Year Ended 12/31/04	11.43	0.03	1.83	1.86	(0.03)	—	—	(0.03)
RS International Growth Fund (Class B)
Year Ended 12/31/08	$18.45	$(0.71)	$(7.36)	$(8.07)	$—	$—	$(0.02)	$(0.02)
Year Ended 12/31/07	16.61	(0.32)	2.52	2.20	(0.36)	—	—	(0.36)
Year Ended 12/31/06	13.74	(0.50)	3.37	2.87	—	—	—	—
Year Ended 12/31/05	12.02	(0.46)	2.18	1.72	—	—	—	—
Year Ended 12/31/04	10.45	(0.29)	1.86	1.57	—	—	—	—
RS International Growth Fund (Class C)
Year Ended 12/31/08	$18.60	$0.12	$(8.25)	$(8.13)	$(0.04)	$—	$(0.02)	$(0.06)
Year Ended 12/31/07	16.76	—	2.23	2.23	(0.39)	—	—	(0.39)
Year Ended 12/31/06	13.82	(0.09)	3.03	2.94	—	—	—	—
Year Ended 12/31/05	12.06	(0.06)	1.82	1.76	—	—	—	—
Year Ended 12/31/04	10.47	(0.08)	1.67	1.59	—	—	—	—
RS International Growth Fund (Class K)
Year Ended 12/31/08	$20.31	$0.21	$(9.04)	$(8.83)	$(0.09)	$—	$(0.02)	$(0.11)
Year Ended 12/31/07	18.25	0.05	2.44	2.49	(0.43)	—	—	(0.43)
Year Ended 12/31/06	15.03	0.02	3.29	3.31	(0.09)	—	—	(0.09)
Year Ended 12/31/05	13.06	0.03	1.98	2.01	(0.04)	—	—	(0.04)
Year Ended 12/31/04	11.24	0.00 [4]	1.82	1.82	—	—	—	—

See notes to Financial Highlights on page 47.

The accompanying notes are an integral part of these financial statements.

44	Call 800.766.3863

Redemption Fees		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$11.59	(43.23)%	$23,622	1.50%	1.50%	1.42%	1.42%	35%
—		20.70	14.17%	48,629	1.52%[3]	1.52%	0.65%	0.65%	25%
0.00	[4]	18.59	22.44%	48,304	1.73%	1.73%	0.37%	0.37%	25%
0.00	[4]	15.28	15.63%	39,786	1.86%	1.86%	0.48%	0.48%	28%
0.00	[4]	13.26	16.34%	35,106	1.94%	1.94%	0.13%	0.13%	24%

$—		$10.36	(43.76)%	$2,322	2.35%	2.35%	0.59%	0.59%	35%
—		18.45	13.35%	5,338	2.30%	2.30%	(0.13)%	(0.13)%	25%
0.00	[4]	16.61	20.89%	5,478	2.97%	2.97%	(0.86)%	(0.86)%	25%
0.00	[4]	13.74	14.31%	5,518	3.05%	3.05%	(0.64)%	(0.64)%	28%
0.00	[4]	12.02	15.02%	6,307	3.08%	3.08%	(0.98)%	(0.98)%	24%

$—		$10.41	(43.68)%	$5,946	2.23%	2.23%	0.66%	0.66%	35%
—		18.60	13.37%	10,317	2.24%	2.24%	(0.10)%	(0.10)%	25%
0.00	[4]	16.76	21.27%	9,189	2.65%	2.65%	(0.56)%	(0.56)%	25%
0.00	[4]	13.82	14.59%	7,660	2.81%	2.81%	(0.48)%	(0.48)%	28%
0.00	[4]	12.06	15.19%	6,687	2.95%	2.95%	(0.89)%	(0.89)%	24%

$—		$11.37	(43.45)%	$10,896	1.85%	1.86%	1.04%	1.03%	35%
—		20.31	13.71%	17,633	1.96%	1.96%	0.17%	0.17%	25%
0.00	[4]	18.25	22.13%	14,560	1.96%	1.97%	0.09%	0.08%	25%
0.00	[4]	15.03	15.42%	10,804	2.06%	2.06%	0.25%	0.25%	28%
0.00	[4]	13.06	16.19%	8,792	2.04%	2.04%	0.00%[5]	0.00%[5]	24%

See notes to Financial Highlights on page 47.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund (Class A)
Year Ended 12/31/08	$27.68	$0.07	$(15.49)	$(15.42)	$—	$(0.12)	$(0.12)
Year Ended 12/31/07	22.01	0.15	9.31	9.46	(0.35)	(3.44)	(3.79)
Year Ended 12/31/06	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)
Year Ended 12/31/05	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)
Year Ended 12/31/04	12.39	0.05	2.85	2.90	(0.03)	(0.59)	(0.62)
RS Emerging Markets Fund (Class B)
Year Ended 12/31/08	$23.69	$(0.52)	$(12.77)	$(13.29)	$—	$(0.12)	$(0.12)
Year Ended 12/31/07	19.24	0.09	7.97	8.06	(0.17)	(3.44)	(3.61)
Year Ended 12/31/06	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)
Year Ended 12/31/05	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)
Year Ended 12/31/04	11.44	(0.05)	2.59	2.54	—	(0.59)	(0.59)
RS Emerging Markets Fund (Class C)
Year Ended 12/31/08	$23.82	$(0.01)	$(13.34)	$(13.35)	$—	$(0.12)	$(0.12)
Year Ended 12/31/07	19.36	0.10	7.99	8.09	(0.19)	(3.44)	(3.63)
Year Ended 12/31/06	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)
Year Ended 12/31/05	13.43	0.00 [4]	5.06	5.06	—	(1.05)	(1.05)
Year Ended 12/31/04	11.47	(0.06)	2.61	2.55	—	(0.59)	(0.59)
RS Emerging Markets Fund (Class K)
Year Ended 12/31/08	$26.79	$—	$(14.96)	$(14.96)	$—	$(0.12)	$(0.12)
Year Ended 12/31/07	21.40	0.12	8.93	9.05	(0.22)	(3.44)	(3.66)
Year Ended 12/31/06	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)
Year Ended 12/31/05	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)
Year Ended 12/31/04	12.19	0.01	2.79	2.80	(0.01)	(0.59)	(0.60)

The accompanying notes are an integral part of these financial statements.

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Redemption Fees		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$12.14	(55.70)%	$362,998	1.58%	1.58%	0.41%	0.41%	82%
—		27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%
0.00	[4]	22.01	35.79%	174,478	1.75%	1.78%	0.26%	0.23%	56%
0.00	[4]	19.28	39.83%	121,194	1.78%	1.78%	0.78%	0.78%	38%
0.00	[4]	14.67	23.53%	61,975	1.88%	1.88%	0.42%	0.42%	71%

$—		$10.28	(56.09)%	$4,688	2.31%	2.31%	(0.39)%	(0.39)%	82%
—		23.69	42.70%	24,095	2.33%	2.33%	0.12%	0.12%	49%
0.00	[4]	19.24	34.52%	17,290	2.62%	2.63%	(0.61)%	(0.62)%	56%
0.00	[4]	17.37	38.56%	13,495	2.74%	2.74%	(0.05)%	(0.05)%	38%
0.00	[4]	13.39	22.28%	12,138	2.90%	2.90%	(0.58)%	(0.58)%	71%

$—		$10.35	(56.04)%	$28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%
—		23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%
0.00	[4]	19.36	34.68%	27,960	2.55%	2.57%	(0.56)%	(0.58)%	56%
0.00	[4]	17.44	38.68%	17,895	2.68%	2.68%	(0.06)%	(0.06)%	38%
0.00	[4]	13.43	22.30%	12,291	2.85%	2.85%	(0.55)%	(0.55)%	71%

$—		$11.71	(55.83)%	$23,087	1.94%	1.94%	0.01%	0.01%	82%
—		26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%
0.00	[4]	21.40	35.39%	32,354	2.06%	2.08%	(0.06)%	(0.08)%	56%
0.00	[4]	18.88	39.44%	22,522	2.12%	2.12%	0.49%	0.49%	38%
0.00	[4]	14.39	23.16%	15,202	2.19%	2.19%	0.12%	0.12%	71%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[3]	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

[4]	Rounds to $0.00 per share.

[5]	Rounds to 0.00%.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS International Growth Fund and RS Emerging Markets Fund (each a “Fund”, collectively the “Funds”). Both of the Funds are registered as diversified funds.

The Funds offer Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange

(“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

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•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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Notes to Financial Statements (continued)

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2008, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

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j. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

l. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 12/31/08	Average Borrowing*	Average Interest Rate*
RS International Growth Fund	$—	$83,766	3.99%
RS Emerging Markets Fund	—	3,856,376	1.95%
*	For the year ended December 31, 2008.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% and 0.95% of the average daily net assets of RS International Growth Fund and RS Emerging Markets Fund, respectively. Payment of the sub-advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of RS International Growth Fund’s average daily net assets and 0.50% of RS Emerging Markets Fund’s average daily net assets is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K
RS International Growth Fund	1.73%	2.97%	2.65%	1.96%
RS Emerging Markets Fund	1.75%	2.62%	2.55%	2.06%

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

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Notes to Financial Statements (continued)

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee could have elected to defer receipt of all, or a portion, of his/her annual compensation received through December 31, 2008. The amount of a Fund’s deferred compensation obligation to a Trustee was determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee through December 31, 2008. A Fund could have covered its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically through December 31, 2008, to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts will remain in a Fund until distributed in accordance with the Plan. Effective October 1, 2008, the Plan was amended such that all deferred amounts will be distributed within 90 days following January 1, 2009. The Plan will terminate after all deferred amounts have been distributed under the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS International Growth Fund
Class A	0.25%	$93,240
Class B	1.00%	38,865
Class C	1.00%	84,661
Class K	0.65%	97,332
RS Emerging Markets Fund
Class A	0.25%	1,006,897
Class B	1.00%	157,608
Class C	1.00%	455,926
Class K	0.65%	249,637

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2008, PAS received $2,377,317 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the year ended December 31, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$6,147
RS Emerging Markets Fund	96,384

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$2,785
RS Emerging Markets Fund	37,829

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007, was as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2008	2007	2008	2007	2008	2007
RS International Growth Fund	$392,095	$1,832,621	$—	$—	$55,510	$—
RS Emerging Markets Fund	—	15,109,112	4,218,905	42,540,780	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2008.

	Expiring
Fund	2010	2011	2016	Total
RS International Growth Fund	$6,389,486	$8,510,520	$ —	$14,900,006
RS Emerging Markets Fund	—	—	36,796,747	36,796,747

During the year ended December 31, 2008 the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$1,896,076
RS Emerging Markets Fund	—

In determining its taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS International Growth Fund	$915,141
RS Emerging Markets Fund	46,116,612

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Depreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$53,367,597	$(11,068,314)	$5,186,750	$(16,255,064)
RS Emerging Markets Fund	588,601,008	(188,897,854)	5,174,550	(194,072,404)

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Notes to Financial Statements (continued)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

			RS International Growth Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	391,496	$6,510,752		341,263	$6,840,395
Shares reinvested	26,635	297,933		56,647	1,130,670
Shares redeemed	(728,000)	(11,877,244)		(648,091)	(12,969,051)
Redemption fees	—	—		—	238

Net decrease	(309,869)	$(5,068,559)		(250,181)	$(4,997,748)
Class B
Shares sold	6,716	$134,767		11,248	$201,356
Shares reinvested	361	3,612		5,580	99,276
Shares redeemed	(72,383)	(1,112,685)		(57,283)	(1,018,295)
Redemption fees	—	—		—	27

Net decrease	(65,306)	$(974,306)		(40,455)	$(717,636)
Class C
Shares sold	18,304	$319,482		13,542	$252,052
Shares reinvested	3,564	35,857		11,592	207,969
Shares redeemed	(5,180)	(70,278)		(18,885)	(333,850)
Redemption fees	—	—		—	46

Net increase	16,688	$285,061		6,249	$126,217
Class K
Shares sold	160,901	$2,653,914		105,975	$2,080,162
Shares reinvested	9,277	101,961		18,434	361,126
Shares redeemed	(80,004)	(1,235,096)		(54,219)	(1,096,160)
Redemption fees	—	—		—	75

Net increase	90,174	$1,520,779		70,190	$1,345,203

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			RS Emerging Markets Fund
	For the Year Ended 12/31/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	30,797,411	$606,824,331		6,652,567	$181,918,617
Shares reinvested	268,939	3,235,293		1,504,490	39,853,937
Shares redeemed	(14,055,407)	(254,648,815)		(3,196,473)	(82,173,387)
Redemption fees	—	—		—	4,785

Net increase	17,010,943	$355,410,809		4,960,584	$139,603,952
Class B
Shares sold	131,613	$2,639,870		64,496	$1,464,496
Shares reinvested	5,064	51,605		136,835	3,102,041
Shares redeemed	(698,047)	(12,162,141)		(82,535)	(1,821,993)
Redemption fees	—	—		—	467

Net increase/(decrease)	(561,370)	$(9,470,666)		118,796	$2,745,011
Class C
Shares sold	1,234,048	$24,576,887		474,982	$11,694,662
Shares reinvested	30,693	320,515		273,968	6,246,469
Shares redeemed	(573,144)	(9,196,707)		(92,919)	(2,179,289)
Redemption fees	—	—		—	791

Net increase	691,597	$15,700,695		656,031	$15,762,633
Class K
Shares sold	294,679	$5,909,325		142,805	$3,588,358
Shares reinvested	20,256	234,564		226,660	5,811,566
Shares redeemed	(159,521)	(3,001,065)		(65,002)	(1,593,467)
Redemption fees	—	—		—	893

Net increase	155,414	$3,142,824		304,463	$7,807,350

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$22,281,073	$27,077,101
RS Emerging Markets Fund	747,335,951	400,856,945

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral

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Notes to Financial Statements (continued)

falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth Fund and RS Emerging Markets Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

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Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2008 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS International Growth Fund	100%

Dividend Received Deduction:

RS International Growth Fund	0%

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Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 22 series of RS Investment Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, RS Technology Fund, RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS Equity Dividend Fund (the “RS-Managed Funds”); RS Large Cap Value Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value Fund; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

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Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fee for RS Smaller Company Growth Fund appeared to be higher in relation to its peer funds than the other Funds; in the course of their discussions with the Trustees, representatives of RS Investments noted that, in light of those expenses and other factors, RS Investments would likely consider strategic alternatives for that Fund in the coming year.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments informed the Trustees that RS Investments would lower the expense limitation with respect to both the RS S&P 500 Index Fund and the RS Money Market Fund, thereby improving those Funds’ comparative advisory fee and total operating expense levels in comparison with their peers. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect

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of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the variable versions of the Funds had been less profitable generally than the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees discussed specifically with RS Investments and among themselves the advisability of implementing advisory fee breakpoints for three of the largest Funds and, after discussions with management, determined that, although it may be appropriate to implement breakpoints in the future for those Funds, such a step did not appear warranted at the time, in light of, among other things, the performance of the Funds, current and anticipated market conditions, and other factors.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment

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Supplemental Information (unaudited) (continued)

objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Smaller Company Growth Fund, and RS High Yield Bond Fund had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond Fund had experienced a significant portfolio manager change, and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Smaller Company Growth Fund.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly dur-

ing the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

•	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

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•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the

Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	39	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	39	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

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Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

66	Call 800.766.3863

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www.RSinvestments.com	67

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68	Call 800.766.3863

388 Market Street  San Francisco  CA  94111

www.RSinvestments.com	800-766-3863

EB-015099 (12/08)    AR913_I

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees*
December 31, 2007	$725,300	$22,486	$184,305	$—
December 31, 2008	$729,529	$—	$185,870	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2007	$94,518	$82,656	$144,765
December 31, 2008	$—	$89,700	$—

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $471,473 for 2007 and $561,585 for 2008.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President (Principal Executive Officer)

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President (Principal Executive Officer)

Date: March 6, 2009

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer (Principal Financial Officer)

Date: March 6, 2009